                                    485BPOS                      File No. 33-715
                                                               File No. 811-4427


                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549

                                    Form N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933          X

          Pre-Effective Amendment No. _____
          Post-Effective Amendment No. 24

                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT
OF 1940                                                          X

          Amendment No. 24

UNITED MUNICIPAL HIGH INCOME FUND, INC.
-------------------------------------------------------------------------
                      (Exact Name as Specified in Charter)

6300 Lamar Avenue, Shawnee Mission, Kansas              66202-4200
-------------------------------------------------------------------------
               (Address of Principal Executive Office) (Zip Code)

Registrant's Telephone Number, including Area Code  (913) 236-2000

Kristen A. Richards, P. O. Box 29217, Shawnee Mission, Kansas  66201-9217
-------------------------------------------------------------------------
                     (Name and Address of Agent for Service)


It is proposed that this filing will become effective

          _____ immediately upon filing pursuant to paragraph (b)
          __X__ on June 30, 2000 pursuant to paragraph (b)
          _____ 60 days after filing pursuant to paragraph (a)(1)
          _____ on (date) pursuant to paragraph (a)(1)
          _____ 75 days after filing pursuant to paragraph (a)(2)
          _____ on (date) pursuant to paragraph (a)(2) of Rule 485
          _____ this post-effective amendment designates a new effective date for a previously filed post-effective amendment

    ========================================================================

                    DECLARATION REQUIRED BY RULE 24f-2(a)(1)

     The issuer has registered an indefinite amount of its securities under the Securities Act of 1933 pursuant to Rule 24f-2(a)(1). Notice for the Registrant's fiscal year ended September 30, 1999 was filed on December 16, 1999.

                                                          PROSPECTUS
                                                       JUNE 30, 2000
   WADDELL & REED ADVISORS FUNDS
                                                      FIXED INCOME &
                                                  MONEY MARKET FUNDS

                                                           Bond Fund  [GRAPHIC]

                                          Government Securities Fund

                                                    High Income Fund

                                                 High Income Fund II

                                                 Municipal Bond Fund  [GRAPHIC]

                                          Municipal High Income Fund

                                                     Cash Management



THE SECURITIES AND EXCHANGE COMMISSION
HAS NOT APPROVED OR DISAPPROVED THE                                   [LOGO]
FUNDS' SECURITIES, OR DETERMINED
WHETHER THIS PROSPECTUS IS ACCURATE OR
ADEQUATE. IT IS A CRIMINAL OFFENSE
TO STATE OTHERWISE.

CONTENTS
[GRAPHIC]

     3   An Overview of the Funds
     3   Bond Fund
     9   Government Securities Fund
    14   High Income Fund
    14   High Income Fund II
    24   Municipal Bond Fund
    30   Municipal High Income Fund
    37   Cash Management
    42   The Investment Principles of the Funds
    52   Your Account
    75   The Management of the Funds
    78   Financial Highlights

-------------------------------------------------------------------------------
AN OVERVIEW OF THE FUND
[GRAPHIC] GOAL


WADDELL & REED ADVISORS
BOND FUND

(FORMERLY UNITED BOND FUND) SEEKS A REASONABLE RETURN WITH EMPHASIS ON PRESERVATION OF CAPITAL.



PRINCIPAL STRATEGIES
Bond Fund seeks to achieve its goal by investing primarily in domestic debt securities usually of investment grade (rated BBB and higher by Standard & Poor's ("S&P") and Baa and higher by Moody's Investors Service, Inc. ("MIS")). The Fund has no limitations regarding the maturity duration or dollar weighted average of its holdings. In selecting the debt securities for the Fund's portfolio, Waddell & Reed Investment Management Company ("WRIMCO"), the Fund's investment manager, considers yield and relative safety and, in the case of convertible securities, the possibility of capital growth. The Fund can invest in securities of companies of any size.


In selecting debt securities for the Fund, WRIMCO may look at many factors. These include the issuer's past, present and estimated future:

-  financial strength;

-  cash flow;

-  management;

-  borrowing requirements; and

-  responsiveness to changes in interest rates and business conditions.

As well, WRIMCO considers the maturity of the obligation and the size or nature of the bond issue.

In general, in determining whether to sell a security, WRIMCO uses the same type of analysis that it uses in buying securities. For example, WRIMCO may sell a holding if the issuer's financial strength weakens and/or the yield and relative safety of the security declines. WRIMCO may also sell a security to take advantage of more attractive investment opportunities or to raise cash.

PRINCIPAL RISKS OF INVESTING IN THE FUND

Because Bond Fund owns different types of securities, a variety of factors can affect its investment performance, such as:



-  prepayment of higher-yielding bonds held by the Fund;



- the earnings performance, credit quality and other conditions of the companies whose securities the Fund holds;


-  changes in the maturities of bonds owned by the Fund;

- WRIMCO's skill in evaluating and managing the interest rate and credit risks of the Fund's portfolio; and

- adverse bond and stock market conditions, sometimes in response to general economic or industry news, that may cause the prices of the Fund's holdings to fall as part of a broad market decline.

As with any mutual fund, the value of the Fund's shares will change, and you could lose money on your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

WHO MAY WANT TO INVEST


Bond Fund is designed for investors who primarily seek current income while also seeking to preserve investment principal. You should consider whether the Fund fits your particular investment objectives.

[GRAPHIC]
-------------------------------------------------------------------------------
PERFORMANCE

BOND FUND

The bar chart and performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual total returns for the periods shown compare with those of a broad measure of market performance and a peer group average.

- The bar chart presents the average annual total returns for Class A and shows how performance has varied from year to year over the past ten calendar years.

- The bar chart does not reflect any sales charge that you may be required to pay upon purchase of the Fund's Class A shares. If the sales charge was included, the returns would be less than those shown.

- The performance table shows average annual total returns for each class and compares them to the market indicators listed.

- The bar chart and the performance table assume payment of dividends and other distributions in shares. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.


[CHART]
CHART OF YEAR-BY-YEAR RETURNS
AS OF DECEMBER 31, EACH YEAR (%)

'90       '91      '92      '93     '94     '95      '96      '97      '98      '99
----------------------------------------------------------------------------------------
4.24%    17.76%   7.84%   13.19%   -5.76%  20.50%   3.20%    9.77%    7.27%    -1.08%
========================================================================================


IN THE PERIOD SHOWN IN THE CHART, THE HIGHEST QUARTERLY RETURN WAS 7.11% (THE THIRD QUARTER OF 1991) AND THE LOWEST QUARTERLY RETURN WAS -7.37% (THE FIRST QUARTER OF 1997). THE CLASS A RETURN FOR THE YEAR THROUGH MARCH 31, 2000 WAS 2.32%.

AVERAGE ANNUAL TOTAL RETURNS




  AS OF DECEMBER 31, 1999 (%)     1 YEAR      5 YEARS    10 YEARS   LIFE OF CLASS(1)
------------------------------------------------------------------------------------
  CLASS A SHARES OF BOND FUND     -6.77%      6.42%       6.84%
------------------------------------------------------------------------------------
  Salomon Brothers Broad
  Investment Grade Index          -0.83%      7.74%       7.75%
------------------------------------------------------------------------------------
  Lipper Corporate Debt Funds
  A-Rated Universe Average        -2.61%      6.90%       7.30%
------------------------------------------------------------------------------------
  CLASS B SHARES OF BOND FUND                                        -4.64%
------------------------------------------------------------------------------------
  Salomon Brothers Broad
  Investment Grade Index          -0.83%      7.74%       7.75%      -0.16%
------------------------------------------------------------------------------------
  Lipper Corporate Debt Funds
  A-Rated Universe Average        -2.61%      6.90%       7.30%      -0.45%
------------------------------------------------------------------------------------
  CLASS C SHARES OF BOND FUND                                        -0.86%
------------------------------------------------------------------------------------
  Salomon Brothers Broad
  Investment Grade Index          -0.83%      7.74%       7.75%      -0.16%
------------------------------------------------------------------------------------
  Lipper Corporate Debt Funds
  A-Rated Universe Average        -2.61%      6.90%       7.30%      -0.45%
------------------------------------------------------------------------------------
  CLASS Y SHARES OF BOND FUND     -0.81%                              5.93%
------------------------------------------------------------------------------------
  Salomon Brothers Broad
  Investment Grade Index          -0.83%      7.74%       7.75%       6.04%
------------------------------------------------------------------------------------
  Lipper Corporate Debt Funds
  A-Rated Universe Average        -2.61%      6.90%       7.30%       5.09%
------------------------------------------------------------------------------------



THE INDEX SHOWN IS A BROAD-BASED, SECURITIES MARKET INDEX THAT IS UNMANAGED. THE LIPPER AVERAGE IS A COMPOSITE OF MUTUAL FUNDS WITH GOALS SIMILAR TO THE GOAL OF THE FUND.



(1) SINCE SEPTEMBER 9, 1999 FOR CLASS B SHARES, SEPTEMBER 9, 1999 FOR CLASS C SHARES AND JUNE 19, 1995 FOR CLASS Y SHARES. BECAUSE EACH CLASS COMMENCED OPERATIONS ON A DATE OTHER THAN AT THE END OF A MONTH, AND PARTIAL MONTH CALCULATIONS OF THE PERFORMANCE OF THE ABOVE INDEX ARE NOT AVAILABLE, INDEX PERFORMANCE IS CALCULATED FROM SEPTEMBER 30, 1999, SEPTEMBER 30, 1999, AND JUNE 30, 1995, RESPECTIVELY.

[GRAPHIC]
--------------------------------------------------------------------------------
FEES AND EXPENSES


BOND FUND


This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:





  SHAREHOLDER FEES

  (FEES PAID DIRECTLY FROM     CLASS A     CLASS B     CLASS C    CLASS Y
  YOUR INVESTMENT)             SHARES      SHARES      SHARES     SHARES
--------------------------------------------------------------------------------
  MAXIMUM SALES CHARGE
  (LOAD) IMPOSED ON
  PURCHASES (AS A PERCENTAGE
  OF OFFERING PRICE)            5.75%     None        None       None
--------------------------------------------------------------------------------

  MAXIMUM DEFERRED
  SALES CHARGE (LOAD)(1)
  (AS A PERCENTAGE OF LESSER
  OF AMOUNT INVESTED OR
  REDEMPTION VALUE)            None(2)      5%         1%        None
================================================================================


  ANNUAL FUND OPERATING EXPENSES(3)

  (EXPENSES THAT ARE DEDUCTED  CLASS A     CLASS B     CLASS C    CLASS Y
  FROM FUND ASSETS)            SHARES      SHARES      SHARES     SHARES
--------------------------------------------------------------------------------

  MANAGEMENT FEES              0.52%      0.52%       0.52%       0.52%
--------------------------------------------------------------------------------

  DISTRIBUTION AND SERVICE
  (12b-1) FEES                 0.25%      1.00%       1.00%       None
--------------------------------------------------------------------------------

  OTHER EXPENSES               0.23%      0.39%       0.48%       0.21%
--------------------------------------------------------------------------------

  TOTAL ANNUAL FUND
  OPERATING EXPENSES           1.00%      1.91%       2.00%       0.73%
================================================================================



(1) THE CONTINGENT DEFERRED SALES CHARGE ("CDSC"), WHICH IS IMPOSED ON
    THE LESSER OF AMOUNT INVESTED OR REDEMPTION VALUE OF CLASS B SHARES, DECLINES FROM 5% FOR REDEMPTIONS MADE WITHIN THE FIRST YEAR OF PURCHASE, TO 4% FOR REDEMPTIONS MADE WITHIN THE SECOND YEAR, TO 3% FOR REDEMPTIONS MADE WITHIN THE THIRD AND FOURTH YEARS, TO 2% FOR REDEMPTIONS MADE WITHIN THE FIFTH YEAR, TO 1% FOR REDEMPTIONS MADE WITHIN THE SIXTH YEAR AND TO 0% FOR REDEMPTIONS MADE AFTER THE SIXTH YEAR. FOR CLASS C SHARES, A 1% CDSC APPLIES TO THE LESSER OF AMOUNT INVESTED OR REDEMPTION VALUE OF CLASS C SHARES REDEEMED WITHIN TWELVE MONTHS AFTER PURCHASE. SOLELY FOR PURPOSES OF DETERMINING THE NUMBER OF MONTHS OR YEARS FROM THE TIME OF ANY PAYMENT FOR THE PURCHASE OF SHARES, ALL PAYMENTS DURING A MONTH ARE TOTALED AND DEEMED TO HAVE BEEN MADE ON THE FIRST DAY OF THE MONTH.

(2) A 1% CDSC MAY BE IMPOSED ON PURCHASES OF $2 MILLION OR MORE OF CLASS A SHARES THAT ARE REDEEMED WITHIN TWELVE MONTHS OF PURCHASE.


(3) MANAGEMENT FEES AND TOTAL ANNUAL FUND OPERATING EXPENSES HAVE BEEN RESTATED TO REFLECT THE CHANGE IN MANAGEMENT FEES EFFECTIVE JUNE 30, 1999; OTHERWISE EXPENSE RATIOS ARE BASED ON OTHER FUND-LEVEL EXPENSES FOR THE FISCAL YEAR ENDED DECEMBER 31, 1999. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

--------------------------------------------------------------------------------
  EXAMPLE
--------------------------------------------------------------------------------

This example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other mutual funds. The example assumes that (a) you invest $10,000 in the particular Class A, Class B, Class C or Class Y shares for each time period specified, (b) your investment has a 5% return each year, and (c) the expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:



--------------------------------------------------------------------------------
  IF SHARES ARE REDEEMED
  AT END OF PERIOD:           1 YEAR     3 YEARS     5 YEARS    10 YEARS
--------------------------------------------------------------------------------
  Class A Shares               $671       $875       $1,096     $1,729
--------------------------------------------------------------------------------

  Class B Shares               $594       $901       $1,134     $1,998(1)
--------------------------------------------------------------------------------

  Class C Shares               $303       $626       $1,076     $2,324
--------------------------------------------------------------------------------

  Class Y Shares              $  75       $233      $   406    $   906

--------------------------------------------------------------------------------
  IF SHARES ARE NOT REDEEMED
  AT END OF PERIOD:           1 YEAR     3 YEARS     5 YEARS    10 YEARS
--------------------------------------------------------------------------------

  Class A Shares               $671       $875       $1,096     $1,729
--------------------------------------------------------------------------------

  Class B Shares               $194       $601       $1,034     $1,998(1)
--------------------------------------------------------------------------------

  Class C Shares               $203       $626       $1,076     $2,324
--------------------------------------------------------------------------------

  Class Y Shares              $  75       $233      $   406    $   906
================================================================================



(1) REFLECTS ANNUAL OPERATING EXPENSES OF CLASS A AFTER CONVERSION OF CLASS B SHARES INTO CLASS A SHARES 8 YEARS AFTER THE MONTH IN WHICH THE SHARES WERE PURCHASED.

--------------------------------------------------------------------------------
AN OVERVIEW OF THE FUND

[GRAPHIC]

WADDELL & REED ADVISORS

GOVERNMENT SECURITIES FUND

(FORMERLY UNITED GOVERNMENT SECURITIES FUND) SEEKS AS HIGH A CURRENT INCOME AS IS CONSISTENT WITH SAFETY OF PRINCIPAL.

PRINCIPAL STRATEGIES

Government Securities Fund seeks to achieve its goal by investing exclusively in debt securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities ("U.S. Government securities"). The Fund invests in a diversified portfolio of U.S. Government securities, including treasury issues and mortgage-backed securities. The Fund has no limitations on the range of maturities of the debt securities in which it may invest.

PRINCIPAL RISKS OF INVESTING IN THE FUND

Because Government Securities Fund owns different types of fixed-income instruments, a variety of factors can affect its investment performance, such as:

- an increase in interest rates, which may cause the value of the Fund's fixed-income securities, especially bonds with longer maturities, to decline;

- adverse bond and stock market conditions, sometimes in response to general economic or industry news, that may cause the prices of the Fund's holdings to fall as part of a broad market decline;

-  prepayment of higher-yielding bonds and mortgage-backed securities; and

-  WRIMCO's skill in evaluating and selecting securities for the Fund.

As with any mutual fund, the value of the Fund's shares will change and you could lose money on your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. As well, not all U.S. Government securities are backed by the full faith and credit of the United States.

WHO MAY WANT TO INVEST

Government Securities Fund is designed for investors who seek current income and the relative security of investing in U.S. Government securities. You should consider whether the Fund fits your particular investment objectives.

[GRAPHIC]
--------------------------------------------------------------------------------
PERFORMANCE

GOVERNMENT SECURITIES FUND

The bar chart and performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual total returns for the periods shown compare with those of a broad measure of market performance and a peer group average.

- The bar chart presents the average annual total returns for Class A and shows how performance has varied from year to year over the past ten calendar years.

- The bar chart does not reflect any sales charge that you may be required to pay upon purchase of the Fund's Class A shares. If the sales charge was included, the returns would be less than those shown.

- The performance table shows average annual total returns for each class and compares them to the market indicators listed.

- The bar chart and the performance table assume payment of dividends and other distributions in shares. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

Note that the performance information in the bar chart and performance table is based on calendar-year periods, while the information shown in the Financial Highlights section of this Prospectus and in the Fund's shareholder reports is based on the Fund's fiscal year.

[CHART]

CHART OF YEAR-BY-YEAR RETURNS
AS OF DECEMBER 31, EACH YEAR (%)

'90        '91        '92        '93        '94        '95        '96        '97        '98        '99
--------------------------------------------------------------------------------------------------------
7.27%      16.07%     7.54%      9.99%      -3.88%     19.30%     1.77%      9.16%      7.49%      -0.64%
========================================================================================================

IN THE PERIOD SHOWN IN THE CHART, THE HIGHEST QUARTERLY RETURN WAS 6.81% (THE THIRD QUARTER OF 1991) AND THE LOWEST QUARTERLY RETURN WAS -3.32% (THE FIRST QUARTER OF 1994). THE CLASS A RETURN FOR THE YEAR THROUGH MARCH 31, 2000 WAS 2.19%.

AVERAGE ANNUAL TOTAL RETURNS

AS OF DECEMBER 31, 1999 (%)          1 YEAR     5 YEARS     10 YEARS     LIFE OF CLASS(1)
-----------------------------------------------------------------------------------------
CLASS A SHARES OF
GOVERNMENT SECURITIES FUND           -4.86%     6.27%       6.76%
-----------------------------------------------------------------------------------------
Salomon Brothers Treasury/
Government Sponsored/
Mortgage Bond Index                  -0.59%     7.66%       7.64%
-----------------------------------------------------------------------------------------
Lipper General U. S.
Government Funds
Universe Average                     -3.02%     6.50%       6.63%
-----------------------------------------------------------------------------------------
CLASS B SHARES OF
GOVERNMENT SECURITIES FUND                                               -5.09%
-----------------------------------------------------------------------------------------
Salomon Brothers Treasury/
Government Sponsored/
Mortgage Bond Index                  -0.59%     7.66%       7.64%        -0.52%
-----------------------------------------------------------------------------------------
Lipper General U. S.
Government Funds
Universe Average                     -3.02%     6.50%       6.63%        -0.82%
-----------------------------------------------------------------------------------------
CLASS C SHARES OF
GOVERNMENT SECURITIES FUND                                               -0.87%
-----------------------------------------------------------------------------------------
Salomon Brothers Treasury/
Government Sponsored/
Mortgage Bond Index                  -0.59%     7.66%       7.64%        -0.52%
-----------------------------------------------------------------------------------------
Lipper General U. S.
Government Funds
Universe Average                     -3.02%     6.50%       6.63%        -0.82%
-----------------------------------------------------------------------------------------
CLASS Y SHARES OF
GOVERNMENT SECURITIES FUND           -0.28%                               5.73%
-----------------------------------------------------------------------------------------
Salomon Brothers Treasury/
Government Sponsored/
Mortgage Bond Index                  -0.59%     7.66%       7.64%         5.96%
-----------------------------------------------------------------------------------------
Lipper General U. S.
Government Funds
Universe Average                     -3.02%     6.50%       6.63%         4.69%
=========================================================================================


THE INDEX SHOWN IS A BROAD-BASED, SECURITIES MARKET INDEX THAT IS UNMANAGED. THE LIPPER AVERAGE IS A COMPOSITE OF MUTUAL FUNDS WITH GOALS SIMILAR TO THE GOAL OF THE FUND.

(1) SINCE OCTOBER 4, 1999 FOR CLASS B SHARES, OCTOBER 8, 1999 FOR CLASS C SHARES AND SEPTEMBER 27, 1995 FOR CLASS Y SHARES. BECAUSE EACH CLASS COMMENCED OPERATIONS ON A DATE OTHER THAN AT THE END OF A MONTH, AND PARTIAL MONTH CALCULATIONS OF THE PERFORMANCE OF THE INDEX (INCLUDING INCOME) ARE NOT AVAILABLE, PERFORMANCE OF THE INDEX IS FROM OCTOBER 31, 1999, OCTOBER 31, 1999 AND SEPTEMBER 30, 1995, RESPECTIVELY.

[GRAPHIC]
--------------------------------------------------------------------------------
FEES AND EXPENSES

GOVERNMENT SECURITIES FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES

(FEES PAID DIRECTLY FROM         CLASS A     CLASS B     CLASS C    CLASS Y
YOUR INVESTMENT)                 SHARES      SHARES      SHARES     SHARES
------------------------------------------------------------------------------
MAXIMUM SALES CHARGE
(LOAD) IMPOSED ON
PURCHASES (AS A PERCENTAGE
OF OFFERING PRICE)                4.25%       None        None       None
------------------------------------------------------------------------------

MAXIMUM DEFERRED
SALES CHARGE (LOAD)(1)
(AS A PERCENTAGE OF LESSER
OF AMOUNT INVESTED OR
REDEMPTION VALUE)                 None(2)       5%          1%       None
------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES(3)

(EXPENSES THAT ARE DEDUCTED      CLASS A     CLASS B     CLASS C    CLASS Y
FROM FUND ASSETS)                SHARES      SHARES      SHARES     SHARES
------------------------------------------------------------------------------
MANAGEMENT FEES                   0.50%       0.50%       0.50%      0.50%
------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE
(12b-1) FEES                      0.25%       1.00%       1.00%      None
------------------------------------------------------------------------------

OTHER EXPENSES                    0.40%       0.40%       0.60%      0.30%
------------------------------------------------------------------------------

TOTAL ANNUAL FUND
OPERATING EXPENSES                1.15%       1.90%       2.10%      0.80%
================================================================================


(1) THE CDSC, WHICH IS IMPOSED ON THE LESSER OF AMOUNT INVESTED OR REDEMPTION VALUE OF CLASS B SHARES, DECLINES FROM 5% FOR REDEMPTIONS MADE WITHIN THE FIRST YEAR OF PURCHASE, TO 4% FOR REDEMPTIONS MADE WITHIN THE SECOND YEAR, TO 3% FOR REDEMPTIONS MADE WITHIN THE THIRD AND FOURTH YEARS, TO 2% FOR REDEMPTIONS MADE WITHIN THE FIFTH YEAR, TO 1% FOR REDEMPTIONS MADE WITHIN THE SIXTH YEAR AND TO 0% FOR REDEMPTIONS MADE AFTER THE SIXTH YEAR. FOR CLASS C SHARES, A 1% CDSC APPLIES TO THE LESSER OF AMOUNT INVESTED OR REDEMPTION VALUE OF CLASS C SHARES REDEEMED WITHIN TWELVE MONTHS AFTER PURCHASE. SOLELY FOR PURPOSES OF DETERMINING THE NUMBER OF MONTHS OR YEARS FROM THE TIME OF ANY PAYMENT FOR THE PURCHASE OF SHARES, ALL PAYMENTS DURING A MONTH ARE TOTALED AND DEEMED TO HAVE BEEN MADE ON THE FIRST DAY OF THE MONTH.


(2) A 1% CDSC MAY BE IMPOSED ON PURCHASES OF $2 MILLION OR MORE OF CLASS A SHARES THAT ARE REDEEMED WITHIN TWELVE MONTHS OF PURCHASE.


(3) MANAGEMENT FEES AND TOTAL FUND OPERATING EXPENSES HAVE BEEN RESTATED TO REFLECT THE CHANGE IN MANAGEMENT FEES EFFECTIVE JUNE 30, 1999; OTHERWISE, EXPENSE RATIOS ARE BASED ON OTHER FUND-LEVEL EXPENSES OF THE FUND FOR THE FISCAL YEAR ENDED MARCH 31, 2000. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

EXAMPLE

This example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other mutual funds. The example assumes that (a) you invest $10,000 in the particular Class A, Class B, Class C or Class Y shares for each time period specified, (b) your investment has a 5% return each year, and (c) the expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

------------------------------------------------------------------------------
IF SHARES ARE REDEEMED
AT END OF PERIOD:           1 YEAR     3 YEARS     5 YEARS    10 YEARS
------------------------------------------------------------------------------
Class A Shares               $537       $775       $1,031      $1,763
------------------------------------------------------------------------------

Class B Shares               $593       $897       $1,126      $2,025(1)
------------------------------------------------------------------------------

Class C Shares               $313       $658       $1,129      $2,431
------------------------------------------------------------------------------

Class Y Shares               $ 82       $255       $  444      $  990

------------------------------------------------------------------------------
IF SHARES ARE NOT REDEEMED
AT END OF PERIOD:           1 YEAR     3 YEARS     5 YEARS    10 YEARS
------------------------------------------------------------------------------
Class A Shares               $537       $775       $1,031      $1,763
------------------------------------------------------------------------------

Class B Shares               $193       $597       $1,026      $2,025(1)
------------------------------------------------------------------------------

Class C Shares               $213       $658       $1,129      $2,431
------------------------------------------------------------------------------

Class Y Shares               $ 82       $255       $  444      $  990
==============================================================================


(1) REFLECTS ANNUAL OPERATING EXPENSES OF CLASS A AFTER CONVERSION OF CLASS B SHARES INTO CLASS A SHARES 8 YEARS AFTER THE MONTH IN WHICH THE SHARES WERE PURCHASED.

--------------------------------------------------------------------------------

AN OVERVIEW OF THE FUNDS

[GRAPHIC]

WADDELL & REED ADVISORS HIGH INCOME FUND
WADDELL & REED ADVISORS HIGH INCOME FUND II


(FORMERLY UNITED HIGH INCOME FUND AND UNITED HIGH INCOME FUND II) SEEK, AS A PRIMARY GOAL, A HIGH LEVEL OF CURRENT INCOME. AS A SECONDARY GOAL, THE FUNDS SEEK CAPITAL GROWTH WHEN CONSISTENT WITH THEIR PRIMARY GOAL.

PRINCIPAL STRATEGIES

High Income Fund and High Income Fund II seek to achieve their goals by investing primarily in a diversified portfolio of high-yield, high-risk, fixed-income securities the risks of which are, in the judgment of WRIMCO, consistent with the Funds' goals. The Funds can invest in companies of any size. The Funds invest primarily in the lower quality bonds, commonly called junk bonds, that are rated BB and below by S&P or Ba and below by MIS or, if unrated, deemed by WRIMCO to be of comparable quality. The Funds may invest an unlimited amount of their respective total assets in junk bonds. As well, the Funds may invest in bonds of any maturity.

The Funds may each invest up to 20% of their respective total assets in common stock in order to seek capital growth. The Funds will emphasize a blend of value and growth in their selection of common stock. Value stocks are those whose earnings WRIMCO believes are currently selling below their true worth. Growth stocks are those whose earnings WRIMCO believes are likely to grow faster than the economy.

WRIMCO may look at a number of factors in selecting securities for the Funds. These include an issuer's past, current and estimated future:

-  financial strength;

-  cash flow;

-  management;

-  borrowing requirements; and

-  responsiveness to changes in interest rates and business conditions.

In general, in determining whether to sell a debt security, WRIMCO uses the same type of analysis that it uses in buying debt securities. For example,

WRIMCO may sell a holding if the issuer's financial strength declines to an unacceptable level or management of the company weakens. As well, WRIMCO may choose to sell an equity security if the issuer's growth potential has diminished. WRIMCO may also sell a security to take advantage of more attractive investment opportunities or to raise cash.

PRINCIPAL RISKS OF INVESTING IN THE FUNDS

Because High Income Fund and High Income Fund II own different types of securities, a variety of factors can affect their investment performance, such as:

- the earnings performance, credit quality and other conditions of the companies whose securities the Funds hold;

- the susceptibility of junk bonds to greater risks of non-payment or default, price volatility and lack of liquidity compared to higher-rated bonds;

- an increase in interest rates, which may cause the value of a bond held by either Fund, especially bonds with longer maturities, to decline;

-  changes in the maturities of bonds owned by the Funds;

- adverse bond and stock market conditions, sometimes in response to general economic or industry news, that may cause the prices of the Funds' holdings to fall as part of a broad market decline; and

- WRIMCO's skill in evaluating and managing the interest rate and credit risks of the Funds' portfolios.

Market risk for small or medium sized companies may be greater than that for large companies. For example, smaller companies may have limited financial resources, limited product lines or inexperienced management.

As with any mutual fund, the value of each Fund's shares will change, and you could lose money on your investment. An investment in each Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

WHO MAY WANT TO INVEST

High Income Fund and High Income Fund II are designed for investors who primarily seek a level of current income that is higher than is normally available with securities in the higher rated categories and, secondarily, seek capital growth where consistent with the goal of income. The Funds are not suitable for all investors. You should consider whether either Fund fits your particular investment objectives.

[GRAPHIC]
--------------------------------------------------------------------------------
PERFORMANCE

HIGH INCOME FUND

The bar chart and performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual total returns for the periods shown compare with those of a broad measure of market performance and a peer group average.

- The bar chart presents the average annual total returns for Class A and shows how performance has varied from year to year over the past ten calendar years.

- The bar chart does not reflect any sales charge that you may be required to pay upon purchase of the Fund's Class A shares. If the sales charge was included, the returns would be less than those shown.

- The performance table shows average annual total returns for each class and compares them to the market indicators listed.

- The bar chart and the performance table assume payment of dividends and other distributions in shares. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

Note that the performance information in the bar chart and performance table is based on calendar-year periods, while the information shown in the Financial Highlights section of this Prospectus and in the Fund's shareholder reports is based on the Fund's fiscal year.

[CHART]

CHART OF YEAR-BY-YEAR RETURNS
AS OF DECEMBER 31, EACH YEAR (%)

'90        '91        '92        '93        '94        '95        '96        '97        '98        '99
----------------------------------------------------------------------------------------------------------
-14.97%     37.45%     16.33%     17.69%     -3.66%     17.80%     11.88%     14.32%     3.88%      2.92%
==========================================================================================================

IN THE PERIOD SHOWN IN THE CHART, THE HIGHEST QUARTERLY RETURN WAS 12.12% (THE FIRST QUARTER OF 1991) AND THE LOWEST QUARTERLY RETURN WAS -7.59% (THE THIRD QUARTER OF 1990). THE CLASS A RETURN FOR THE YEAR THROUGH MARCH 31, 2000 WAS -1.73%.

AVERAGE ANNUAL TOTAL RETURNS

AS OF DECEMBER 31, 1999 (%)          1 YEAR     5 YEARS     10 YEARS     LIFE OF CLASS(1)
-----------------------------------------------------------------------------------------
CLASS A SHARES OF
HIGH INCOME FUND                     -3.00%      8.71%       8.93%
-----------------------------------------------------------------------------------------
Salomon Brothers High Yield
Market Index                          1.73%      9.71%      10.94%
-----------------------------------------------------------------------------------------
Salomon Brothers High Yield
Composite Index                       1.24%     10.39%      11.35%
-----------------------------------------------------------------------------------------
Lipper High Current Yield Funds
Universe Average                      4.53%      8.84%      10.03%
-----------------------------------------------------------------------------------------
CLASS B SHARES OF
HIGH INCOME FUND                                                         -2.38%
-----------------------------------------------------------------------------------------
Salomon Brothers High Yield
Market Index                          1.73%      9.71%      10.94%        2.42%
-----------------------------------------------------------------------------------------
Salomon Brothers High Yield
Composite Index                       1.24%     10.39%      11.35%        2.70%
-----------------------------------------------------------------------------------------
Lipper High Current Yield Funds
Universe Average                      4.53%      8.84%      10.03%        2.78%
-----------------------------------------------------------------------------------------
CLASS C SHARES OF
HIGH INCOME FUND                                                          1.62%
-----------------------------------------------------------------------------------------
Salomon Brothers High Yield
Market Index                          1.73%      9.71%      10.94%        2.42%
-----------------------------------------------------------------------------------------
Salomon Brothers High Yield
Composite Index                       1.24%     10.39%      11.35%        2.70%
-----------------------------------------------------------------------------------------
Lipper High Current Yield Funds
Universe Average                      4.53%      8.84%      10.03%        2.78%
-----------------------------------------------------------------------------------------
CLASS Y SHARES OF
HIGH INCOME FUND                      3.15%                               8.17%
-----------------------------------------------------------------------------------------
Salomon Brothers High Yield
Market Index                          1.73%      9.71%      10.94%        7.34%
-----------------------------------------------------------------------------------------
Salomon Brothers High Yield
Composite Index                       1.24%     10.39%      11.35%        7.57%
-----------------------------------------------------------------------------------------
Lipper High Current Yield Funds
Universe Average                      4.53%      8.84%      10.03%        7.02%
=========================================================================================


THE INDEXES SHOWN ARE BROAD-BASED, SECURITIES MARKET INDEXES THAT ARE UNMANAGED. THE SALOMON BROTHERS HIGH YIELD MARKET INDEX WILL REPLACE THE SALOMON BROTHERS HIGH YIELD COMPOSITE INDEX. WRIMCO BELIEVES THAT THE NEW INDEX PROVIDES A MORE ACCURATE BASIS FOR COMPARING THE FUND'S PERFORMANCE TO THE TYPES OF SECURITIES IN WHICH THE FUND INVESTS. BOTH INDEXES ARE PRESENTED FOR COMPARISON PURPOSES. THE LIPPER AVERAGE IS A COMPOSITE OF MUTUAL FUNDS WITH GOALS SIMILAR TO THE GOALS OF THE FUND.


(1) SINCE OCTOBER 4, 1999 FOR CLASS B SHARES, OCTOBER 4, 1999 FOR CLASS C SHARES AND JANUARY 4, 1996 FOR CLASS Y SHARES. BECAUSE EACH CLASS COMMENCED OPERATIONS ON A DATE OTHER THAN AT THE END OF A MONTH, AND PARTIAL MONTH CALCULATIONS OF THE PERFORMANCE OF THE INDEXES (INCLUDING INCOME) ARE NOT AVAILABLE, INDEX PERFORMANCE IS FROM OCTOBER 31, 1999, OCTOBER 31, 1999 AND DECEMBER 31, 1995, RESPECTIVELY.

[GRAPHIC]
--------------------------------------------------------------------------------
FEES AND EXPENSES

HIGH INCOME FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:

SHAREHOLDER FEES

(FEES PAID DIRECTLY FROM         CLASS A     CLASS B     CLASS C    CLASS Y
YOUR INVESTMENT)                 SHARES      SHARES      SHARES     SHARES
------------------------------------------------------------------------------
MAXIMUM SALES CHARGE
(LOAD) IMPOSED ON
PURCHASES (AS A PERCENTAGE
OF OFFERING PRICE)                5.75%       None        None       None
------------------------------------------------------------------------------

MAXIMUM DEFERRED
SALES CHARGE (LOAD)(1)
(AS A PERCENTAGE OF LESSER
OF AMOUNT INVESTED OR
REDEMPTION VALUE)                 None(2)        5%          1%      None
==============================================================================
ANNUAL FUND OPERATING EXPENSES(3)

(EXPENSES THAT ARE DEDUCTED      CLASS A     CLASS B     CLASS C    CLASS Y
FROM FUND ASSETS)                SHARES      SHARES      SHARES     SHARES
------------------------------------------------------------------------------
MANAGEMENT FEES                   0.61%       0.61%       0.61%      0.61%
------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE
(12b-1) FEES                      0.25%       1.00%       1.00%      None
------------------------------------------------------------------------------
OTHER EXPENSES                    0.20%       0.38%       0.31%      0.20%
------------------------------------------------------------------------------
TOTAL ANNUAL FUND
OPERATING EXPENSES                1.06%       1.99%       1.92%      0.81%
==============================================================================


(1) THE CDSC, WHICH IS IMPOSED ON THE LESSER OF AMOUNT INVESTED OR REDEMPTION VALUE OF CLASS B SHARES, DECLINES FROM 5% FOR REDEMPTIONS MADE WITHIN THE FIRST YEAR OF PURCHASE, TO 4% FOR REDEMPTIONS MADE WITHIN THE SECOND YEAR, TO 3% FOR REDEMPTIONS MADE WITHIN THE THIRD AND FOURTH YEARS, TO 2% FOR REDEMPTIONS MADE WITHIN THE FIFTH YEAR, TO 1% FOR REDEMPTIONS MADE WITHIN THE SIXTH YEAR AND TO 0% FOR REDEMPTIONS MADE AFTER THE SIXTH YEAR. FOR CLASS C SHARES, A 1% CDSC APPLIES TO THE LESSER OF AMOUNT INVESTED OR REDEMPTION VALUE OF CLASS C SHARES REDEEMED WITHIN TWELVE MONTHS AFTER PURCHASE. SOLELY FOR PURPOSES OF DETERMINING THE NUMBER OF MONTHS OR YEARS FROM THE TIME OF ANY PAYMENT FOR THE PURCHASE OF SHARES, ALL PAYMENTS DURING A MONTH ARE TOTALED AND DEEMED TO HAVE BEEN MADE ON THE FIRST DAY OF THE MONTH.


(2) A 1% CDSC MAY BE IMPOSED ON PURCHASES OF $2 MILLION OR MORE OF CLASS A SHARES THAT ARE REDEEMED WITHIN TWELVE MONTHS OF PURCHASE.


(3) MANAGEMENT FEES AND TOTAL FUND OPERATING EXPENSES HAVE BEEN RESTATED TO REFLECT THE CHANGE IN MANAGEMENT FEES EFFECTIVE JUNE 30, 1999; OTHERWISE, EXPENSE RATIOS ARE BASED ON OTHER FUND-LEVEL EXPENSES # OF THE FUND FOR THE FISCAL YEAR ENDED MARCH 31, 2000. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

EXAMPLE

This example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other mutual funds. The example assumes that (a) you invest $10,000 in the particular Class A, Class B, Class C or Class Y shares for each time period specified, (b) your investment has a 5% return each year, and (c) the expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

------------------------------------------------------------------------------
IF SHARES ARE REDEEMED
AT END OF PERIOD:           1 YEAR     3 YEARS     5 YEARS    10 YEARS
------------------------------------------------------------------------------
Class A Shares               $677       $893       $1,126      $1,795
------------------------------------------------------------------------------
Class B Shares               $602       $924       $1,173      $2,074(1)
------------------------------------------------------------------------------
Class C Shares               $295       $603       $1,037      $2,243
------------------------------------------------------------------------------
Class Y Shares               $ 83       $259       $  450      $1,002
------------------------------------------------------------------------------
IF SHARES ARE NOT REDEEMED
AT END OF PERIOD:           1 YEAR     3 YEARS     5 YEARS    10 YEARS
------------------------------------------------------------------------------
Class A Shares               $677       $893       $1,126      $1,795
------------------------------------------------------------------------------
Class B Shares               $202       $624       $1,073      $2,074(1)
------------------------------------------------------------------------------
Class C Shares               $195       $603       $1,037      $2,243
------------------------------------------------------------------------------
Class Y Shares               $ 83       $259       $  450      $1,002
==============================================================================


(1) REFLECTS ANNUAL OPERATING EXPENSES OF CLASS A AFTER CONVERSION OF CLASS B SHARES INTO CLASS A SHARES 8 YEARS AFTER THE MONTH IN WHICH THE SHARES WERE PURCHASED.

[GRAPHIC]
--------------------------------------------------------------------------------
PERFORMANCE

HIGH INCOME FUND II

The bar chart and performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual total returns for the periods shown compare with those of a broad measure of market performance and a peer group average.

- The bar chart presents the average annual total returns for Class A and shows how performance has varied from year to year over the past ten calendar years.

- The bar chart does not reflect any sales charge that you may be required to pay upon purchase of the Fund's Class A shares. If the sales charge was included, the returns would be less than those shown.

- The performance table shows average annual total returns for each class and compares them to the market indicators listed.

- The bar chart and the performance table assume payment of dividends and other distributions in shares. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

Note that the performance information in the bar chart and performance table is based on calendar-year periods, while the information shown in the Financial Highlights section of this Prospectus and in the Fund's shareholder reports is based on the Fund's fiscal year.

[CHART]

CHART OF YEAR-BY-YEAR RETURNS
AS OF DECEMBER 31, EACH YEAR (%)

'90        '91        '92        '93        '94        '95        '96        '97        '98        '99
----------------------------------------------------------------------------------------------------------
-5.29%     31.31%     15.23%     17.39%     -4.07%     16.88%     11.93%     14.97%     2.69%      1.45%
==========================================================================================================

IN THE PERIOD SHOWN IN THE CHART, THE HIGHEST QUARTERLY RETURN WAS 11.52% (THE FIRST QUARTER OF 1991) AND THE LOWEST QUARTERLY RETURN WAS -5.76% (THE THIRD QUARTER OF 1998). THE CLASS A RETURN FOR THE YEAR THROUGH MARCH 31, 2000 WAS -1.91%.

AVERAGE ANNUAL TOTAL RETURNS

AS OF DECEMBER 31, 1999 (%)          1 YEAR     5 YEARS     10 YEARS     LIFE OF CLASS(1)
-----------------------------------------------------------------------------------------
CLASS A SHARES OF
HIGH INCOME FUND II                  -4.38%      8.11%       9.10%
-----------------------------------------------------------------------------------------
Salomon Brothers High Yield
Market Index                          1.73%      9.71%      10.94%
-----------------------------------------------------------------------------------------
Salomon Brothers High Yield
Composite Index                       1.24%     10.39%      11.35%
-----------------------------------------------------------------------------------------
Lipper High Current Yield
Funds Universe Average                4.53%      8.84%      10.03%
-----------------------------------------------------------------------------------------
CLASS B SHARES OF
HIGH INCOME FUND II                                                      -2.55%
-----------------------------------------------------------------------------------------
Salomon Brothers High Yield
Market Index                          1.73%      9.71%      10.94%        2.42%
-----------------------------------------------------------------------------------------
Salomon Brothers High Yield
Composite Index                       1.24%     10.39%      11.35%        2.70%
-----------------------------------------------------------------------------------------
Lipper High Current Yield
Funds Universe Average                4.53%      8.84%      10.03%        2.78%
-----------------------------------------------------------------------------------------
CLASS C SHARES OF
HIGH INCOME FUND II                                                       1.45%
-----------------------------------------------------------------------------------------
Salomon Brothers High Yield
Market Index                          1.73%      9.71%      10.94%        2.42%
-----------------------------------------------------------------------------------------
Salomon Brothers High Yield
Composite Index                       1.24%     10.39%      11.35%        2.70%
-----------------------------------------------------------------------------------------
Lipper High Current Yield
Funds Universe Average                4.53%      8.84%      10.03%        2.78%
-----------------------------------------------------------------------------------------
CLASS Y SHARES OF
HIGH INCOME FUND II                   1.76%                               7.36%
-----------------------------------------------------------------------------------------
Salomon Brothers High Yield
Market Index                          1.73%      9.71%      10.94%        7.08%
-----------------------------------------------------------------------------------------
Salomon Brothers High Yield
Composite Index                       1.24%     10.39%      11.35%        7.41%
-----------------------------------------------------------------------------------------
Lipper High Current Yield
Funds Universe Average                4.53%      8.84%      10.03%        6.48%
=========================================================================================


THE INDEXES SHOWN ARE BROAD-BASED, SECURITIES MARKET INDEXES THAT ARE UNMANAGED. THE LIPPER AVERAGE IS A COMPOSITE OF MUTUAL FUNDS WITH GOALS SIMILAR TO THE GOALS OF THE FUND.


(1) SINCE OCTOBER 6, 1999 FOR CLASS B SHARES, OCTOBER 6, 1999 FOR CLASS C SHARES AND FEBRUARY 27, 1996 FOR CLASS Y SHARES. BECAUSE EACH CLASS COMMENCED OPERATIONS ON A DATE OTHER THAN AT THE END OF A MONTH, AND PARTIAL MONTH CALCULATIONS OF THE PERFORMANCE OF THE ABOVE INDEXES (INCLUDING INCOME) ARE NOT AVAILABLE, INDEX PERFORMANCE IS CALCULATED FROM OCTOBER 31, 1999, OCTOBER 31, 1999, AND FEBRUARY 29, 1996, RESPECTIVELY.

[GRAPHIC]
--------------------------------------------------------------------------------
FEES AND EXPENSES

HIGH INCOME FUND II

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:

SHAREHOLDER FEES

(FEES PAID DIRECTLY FROM      CLASS A     CLASS B     CLASS C    CLASS Y
YOUR INVESTMENT)              SHARES      SHARES      SHARES     SHARES
------------------------------------------------------------------------------
MAXIMUM SALES CHARGE
(LOAD) IMPOSED ON
PURCHASES (AS A PERCENTAGE
OF OFFERING PRICE)             5.75%       None        None        None
------------------------------------------------------------------------------

MAXIMUM DEFERRED
SALES CHARGE (LOAD)(1)
(AS A PERCENTAGE OF LESSER
OF AMOUNT INVESTED OR
REDEMPTION VALUE)              None(2)        5%          1%       None
==============================================================================
ANNUAL FUND OPERATING EXPENSES(3)

(EXPENSES THAT ARE DEDUCTED   CLASS A     CLASS B     CLASS C    CLASS Y
FROM FUND ASSETS)             SHARES      SHARES      SHARES     SHARES
------------------------------------------------------------------------------
MANAGEMENT FEES                0.63%       0.63%       0.63%       0.63%
------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE
(12b-1) FEES                   0.25%       1.00%       1.00%       None
------------------------------------------------------------------------------
OTHER EXPENSES                 0.25%       0.25%       0.25%       0.21%
------------------------------------------------------------------------------
TOTAL ANNUAL FUND
OPERATING EXPENSES             1.13%       1.88%       1.88%       0.84%
==============================================================================


(1) THE CDSC, WHICH IS IMPOSED ON THE LESSER OF AMOUNT INVESTED OR REDEMPTION VALUE OF CLASS B SHARES, DECLINES FROM 5% FOR REDEMPTIONS MADE WITHIN THE FIRST YEAR OF PURCHASE, TO 4% FOR REDEMPTIONS MADE WITHIN THE SECOND YEAR, TO 3% FOR REDEMPTIONS MADE WITHIN THE THIRD AND FOURTH YEARS, TO 2% FOR REDEMPTIONS MADE WITHIN THE FIFTH YEAR, TO 1% FOR REDEMPTIONS MADE WITHIN THE SIXTH YEAR AND TO 0% FOR REDEMPTIONS MADE AFTER THE SIXTH YEAR. FOR CLASS C SHARES, A 1% CDSC APPLIES TO THE LESSER OF AMOUNT INVESTED OR REDEMPTION VALUE OF CLASS C SHARES REDEEMED WITHIN TWELVE MONTHS AFTER PURCHASE. SOLELY FOR PURPOSES OF DETERMINING THE NUMBER OF MONTHS OR YEARS FROM THE TIME OF ANY PAYMENT FOR THE PURCHASE OF SHARES, ALL PAYMENTS DURING A MONTH ARE TOTALED AND DEEMED TO HAVE BEEN MADE ON THE FIRST DAY OF THE MONTH.

(2) A 1% CDSC MAY BE IMPOSED ON PURCHASES OF $2 MILLION OR MORE OF CLASS A SHARES THAT ARE REDEEMED WITHIN TWELVE MONTHS OF PURCHASE.

(3) MANAGEMENT FEES AND TOTAL ANNUAL FUND OPERATING EXPENSES HAVE BEEN RESTATED TO REFLECT THE CHANGE IN MANAGEMENT FEES EFFECTIVE JUNE 30, 1999; OTHERWISE, EXPENSE RATIOS ARE BASED ON OTHER FUND-LEVEL EXPENSES FOR THE FISCAL YEAR ENDED SEPTEMBER 30, 1999, AND FOR CLASS B AND CLASS C, THE EXPENSES ATTRIBUTABLE TO EACH CLASS THAT ARE ANTICIPATED FOR THE CURRENT YEAR.
    ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

EXAMPLE

This example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other mutual funds. The example assumes that (a) you invest $10,000 in the particular Class A, Class B, Class C or Class Y shares for each time period specified, (b) your investment has a 5% return each year, and (c) the expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

------------------------------------------------------------------------------
IF SHARES ARE REDEEMED
AT END OF PERIOD:           1 YEAR     3 YEARS     5 YEARS    10 YEARS
------------------------------------------------------------------------------
Class A Shares               $683       $912       $1,159      $1,865
------------------------------------------------------------------------------
Class B Shares               $590       $889       $1,114      $1,998(1)
------------------------------------------------------------------------------
Class C Shares               $290       $589       $1,014      $2,196
------------------------------------------------------------------------------
Class Y Shares               $ 85       $267       $  463      $1,031
------------------------------------------------------------------------------
IF SHARES ARE NOT REDEEMED
AT END OF PERIOD:           1 YEAR     3 YEARS     5 YEARS    10 YEARS
------------------------------------------------------------------------------
Class A Shares               $683       $912       $1,159      $1,865
------------------------------------------------------------------------------
Class B Shares               $190       $589       $1,014      $1,998(1)
------------------------------------------------------------------------------
Class C Shares               $190       $589       $1,014      $2,196
------------------------------------------------------------------------------
Class Y Shares               $ 85       $267       $  463      $1,031
==============================================================================


(1) REFLECTS ANNUAL OPERATING EXPENSES OF CLASS A AFTER CONVERSION OF CLASS B SHARES INTO CLASS A SHARES 8 YEARS AFTER THE MONTH IN WHICH THE SHARES WERE PURCHASED.

--------------------------------------------------------------------------------
AN OVERVIEW OF THE FUND

[GRAPHIC]


WADDELL & REED ADVISORS

MUNICIPAL BOND FUND

(FORMERLY UNITED MUNICIPAL BOND FUND) SEEKS TO PROVIDE INCOME THAT IS NOT SUBJECT TO FEDERAL INCOME TAX.

PRINCIPAL STRATEGY

Municipal Bond Fund seeks to achieve its goal by investing primarily in tax-exempt municipal bonds, mainly of investment grade. The Fund may invest in bonds of any maturity. "Municipal bonds" mean obligations the interest on which is not includable in gross income for Federal income tax purposes. However, a significant portion of the Fund's municipal bond interest may be subject to the Federal alternative minimum tax ("AMT").

The Fund diversifies its holdings among two main types of municipal bonds:

- general obligation bonds, which are backed by the full faith, credit and taxing power of the governmental authority, and

- revenue bonds, which are payable only from specific sources, such as the revenue from a particular facility or a special tax. Revenue bonds include certain private activity bonds ("PABs") and industrial development bonds ("IDBs"), which finance privately operated facilities.

WRIMCO, the Fund's investment manager, may look at a number of factors in selecting securities for the Fund's portfolio. These include:

- the security's current coupon;

- the maturity of the security;

- the relative value of the security;

- the creditworthiness of the particular issuer or of the private company involved; and

- the structure of the security, including whether it has a put or a call feature.

In general, in determining whether to sell a security, WRIMCO uses the same type of analysis that is used in buying securities in order to determine whether the security continues to be a desired investment for the Fund. WRIMCO may also sell a security to take advantage of more attractive investment opportunities or to raise cash.

PRINCIPAL RISKS OF INVESTING IN THE FUND

Because Municipal Bond Fund owns different types of securities, a variety of factors can affect its investment performance, such as:

- an increase in interest rates, which may cause the value of the Fund's fixed-income securities, especially bonds with longer maturities, to decline;

- prepayment of asset-backed securities or other higher-yielding bonds held by the Fund ("prepayment risk");

- changes in the maturities of bonds owned by the Fund;

- the credit quality of the issuers whose securities the Fund owns or of the private companies involved in IDB-financed projects;

- the local economic, political or regulatory environment affecting bonds owned by the Fund;

- failure of a bond's interest to qualify as tax-exempt;

- legislation affecting the tax status of municipal bond interest;

- adverse bond and stock market conditions, sometimes in response to general economic or industry news, that may cause the prices of the Fund's holdings to fall as part of a broad market decline; and

- WRIMCO's skill in evaluating and managing the interest rate and credit risks of the Fund's portfolio.

A significant portion of the Fund's municipal bond interest may subject investors to the AMT; this would have the effect of reducing the Fund's return to any such investor.

As with any mutual fund, the value of the Fund's shares will change, and you could lose money on your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

WHO MAY WANT TO INVEST

Municipal Bond Fund is designed for investors seeking current income that is primarily free from Federal income tax, through a diversified portfolio. You should consider whether the Fund fits your particular investment objectives.

[GRAPHIC]
--------------------------------------------------------------------------------
PERFORMANCE

MUNICIPAL BOND FUND

The bar chart and performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual total returns for the periods shown compare with those of a broad measure of market performance and a peer group average.

- The bar chart presents the average annual total returns for Class A and shows how performance has varied from year to year over the past ten calendar years.

- The bar chart does not reflect any sales charge that you may be required to pay upon purchase of the Fund's Class A shares. If the sales charge was included, the returns would be less than those shown.

- The performance table shows average annual total returns for each class and compares them to the market indicators listed.

- The bar chart and the performance table assume payment of dividends and other distributions in shares. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

Note that the performance information in the bar chart and performance table is based on calendar-year periods, while the information shown in the Financial Highlights section of this Prospectus and in the Fund's shareholder reports is based on the Fund's fiscal year.

[CHART]

CHART OF YEAR-BY-YEAR RETURNS

AS OF DECEMBER 31, EACH YEAR (%)

  '90     '91     '92     '93     '94     '95     '96     '97     '98     '99
--------------------------------------------------------------------------------
  5.63%  13.15%   9.53%  14.30%  -7.14%  20.17%   4.12%  10.23%   5.20%  -5.50%
================================================================================


IN THE PERIOD SHOWN IN THE CHART, THE HIGHEST QUARTERLY RETURN WAS 8.87% (THE FIRST QUARTER OF 1995) AND THE LOWEST QUARTERLY RETURN WAS -6.48% (THE FIRST QUARTER OF 1994). THE CLASS A RETURN FOR THE YEAR THROUGH MARCH 31, 2000 WAS 3.19%.

AVERAGE ANNUAL TOTAL RETURNS

AS OF DECEMBER 31, 1999 (%)   1 YEAR     5 YEARS    10 YEARS   LIFE OF CLASS(1)
--------------------------------------------------------------------------------
CLASS A SHARES OF
MUNICIPAL BOND FUND           -9.52%      5.60%       6.23%
--------------------------------------------------------------------------------
Lehman Brothers Municipal
Bond Index                    -2.07%      6.92%       6.89%
--------------------------------------------------------------------------------
Lipper General Municipal
Debt Funds Universe Average   -4.16%      6.06%       6.14%
--------------------------------------------------------------------------------
CLASS B SHARES OF
MUNICIPAL BOND FUND                                              -6.88%
--------------------------------------------------------------------------------
Lehman Brothers Municipal
Bond Index                    -2.07%      6.92%       6.89%       0.30%
--------------------------------------------------------------------------------
Lipper General Municipal
Debt Funds Universe Average   -4.16%      6.06%       6.14%      -0.03%
--------------------------------------------------------------------------------
CLASS C SHARES OF
MUNICIPAL BOND FUND                                              -3.05%
--------------------------------------------------------------------------------
Lehman Brothers Municipal
Bond Index                    -2.07%      6.92%       6.89%       0.30%
--------------------------------------------------------------------------------
Lipper General Municipal
Debt Funds Universe Average   -4.16%      6.06%       6.14%      -0.03%
--------------------------------------------------------------------------------
CLASS Y SHARES OF
MUNICIPAL BOND FUND           -5.42%                             -5.41%
--------------------------------------------------------------------------------
Lehman Brothers Municipal
Bond Index                    -2.07%      6.92%       6.89%      -2.07%
--------------------------------------------------------------------------------
Lipper General Municipal
Debt Funds Universe Average   -4.16%      6.06%       6.14%      -4.63%
================================================================================

THE INDEX SHOWN IS A BROAD-BASED, SECURITIES MARKET INDEX THAT IS UNMANAGED. THE LIPPER AVERAGE IS A COMPOSITE OF MUTUAL FUNDS WITH GOALS SIMILAR TO THE GOAL OF THE FUND.

(1) SINCE OCTOBER 5, 1999 FOR CLASS B SHARES, OCTOBER 7, 1999 FOR CLASS C SHARES AND DECEMBER 30, 1998 FOR CLASS Y SHARES. BECAUSE EACH CLASS COMMENCED OPERATIONS ON A DATE OTHER THAN AT THE END OF A MONTH, AND PARTIAL MONTH CALCULATIONS OF THE PERFORMANCE OF THE ABOVE INDEX (INCLUDING INCOME) ARE NOT AVAILABLE, INDEX PERFORMANCE IS CALCULATED FROM OCTOBER 31, 1999, OCTOBER 31, 1999 AND DECEMBER 31, 1998, RESPECTIVELY.

[GRAPHIC]
--------------------------------------------------------------------------------
FEES AND EXPENSES

MUNICIPAL BOND FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES

(FEES PAID DIRECTLY FROM      CLASS A     CLASS B     CLASS C    CLASS Y
YOUR INVESTMENT)              SHARES      SHARES      SHARES     SHARES
--------------------------------------------------------------------------------
MAXIMUM SALES CHARGE
(LOAD) IMPOSED ON
PURCHASES (AS A PERCENTAGE
OF OFFERING PRICE)             4.25%       None        None       None
--------------------------------------------------------------------------------
MAXIMUM DEFERRED SALES
CHARGE (LOAD)(1) (AS A
PERCENTAGE OF LESSER OF
AMOUNT INVESTED OR
REDEMPTION VALUE)             None(2)       5%          1%        None
================================================================================

ANNUAL FUND OPERATING EXPENSES(3)

(EXPENSES THAT ARE DEDUCTED   CLASS A     CLASS B     CLASS C    CLASS Y
FROM FUND ASSETS)             SHARES      SHARES      SHARES     SHARES
--------------------------------------------------------------------------------
MANAGEMENT FEES                0.51%       0.51%       0.51%      0.51%
--------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE
(12b-1) FEES                   0.23%       1.00%       1.00%      None
--------------------------------------------------------------------------------
OTHER EXPENSES                 0.11%       0.11%       0.11%      0.24%
--------------------------------------------------------------------------------
TOTAL ANNUAL FUND
OPERATING EXPENSES             0.85%       1.62%       1.62%      0.75%
================================================================================

(1) THE CDSC, WHICH IS IMPOSED ON THE LESSER OF AMOUNT INVESTED OR REDEMPTION VALUE OF CLASS B SHARES, DECLINES FROM 5% FOR REDEMPTIONS MADE WITHIN THE FIRST YEAR OF PURCHASE, TO 4% FOR REDEMPTIONS MADE WITHIN THE SECOND YEAR, TO 3% FOR REDEMPTIONS MADE WITHIN THE THIRD AND FOURTH YEARS, TO 2% FOR REDEMPTIONS MADE WITHIN THE FIFTH YEAR, TO 1% FOR REDEMPTIONS MADE WITHIN THE SIXTH YEAR AND TO 0% FOR REDEMPTIONS MADE AFTER THE SIXTH YEAR. FOR CLASS C SHARES, A 1% CDSC APPLIES TO THE LESSER OF AMOUNT INVESTED OR REDEMPTION VALUE OF CLASS C SHARES REDEEMED WITHIN TWELVE MONTHS AFTER PURCHASE. SOLELY FOR PURPOSES OF DETERMINING THE NUMBER OF MONTHS OR YEARS FROM THE TIME OF ANY PAYMENT FOR THE PURCHASE OF SHARES, ALL PAYMENTS DURING A MONTH ARE TOTALED AND DEEMED TO HAVE BEEN MADE ON THE FIRST DAY OF THE MONTH.


(2) A 1% CDSC MAY BE IMPOSED ON PURCHASES OF $2 MILLION OR MORE OF CLASS A SHARES THAT ARE REDEEMED WITHIN TWELVE MONTHS OF PURCHASE.

(3) MANAGEMENT FEES AND TOTAL ANNUAL FUND OPERATING EXPENSES HAVE BEEN RESTATED TO REFLECT THE CHANGE IN MANAGEMENT FEES EFFECTIVE JUNE 30, 1999; OTHERWISE, EXPENSE RATIOS ARE BASED ON OTHER FUND-LEVEL EXPENSES FOR THE FISCAL YEAR ENDED SEPTEMBER 30, 1999, AND FOR CLASS B AND CLASS C, THE EXPENSES ATTRIBUTABLE TO EACH CLASS THAT ARE ANTICIPATED FOR THE CURRENT YEAR. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

EXAMPLE

This example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other mutual funds. The example assumes that (a) you invest $10,000 in the particular Class A, Class B, Class C or Class Y shares for each time period specified, (b) your investment has a 5% return each year, and (c) the expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

--------------------------------------------------------------------------------
IF SHARES ARE REDEEMED
AT END OF PERIOD:             1 YEAR     3 YEARS     5 YEARS    10 YEARS
--------------------------------------------------------------------------------
Class A Shares                 $508       $685        $876       $1,429
--------------------------------------------------------------------------------
Class B Shares                 $565       $811        $981       $1,715(1)
--------------------------------------------------------------------------------
Class C Shares                 $265       $511        $881       $1,922
--------------------------------------------------------------------------------
Class Y Shares                 $ 77       $240        $417       $  930
--------------------------------------------------------------------------------
IF SHARES ARE NOT REDEEMED
AT END OF PERIOD:             1 YEAR     3 YEARS     5 YEARS    10 YEARS
--------------------------------------------------------------------------------
Class A Shares                 $508       $685        $876       $1,429
--------------------------------------------------------------------------------
Class B Shares                 $165       $511        $881       $1,715(1)
--------------------------------------------------------------------------------
Class C Shares                 $165       $511        $881       $1,922
--------------------------------------------------------------------------------
Class Y Shares                 $ 77       $240        $417       $  930
================================================================================


(1) REFLECTS ANNUAL OPERATING EXPENSES OF CLASS A AFTER CONVERSION OF CLASS B SHARES INTO CLASS A SHARES 8 YEARS AFTER THE MONTH IN WHICH THE SHARES WERE PURCHASED.

--------------------------------------------------------------------------------
AN OVERVIEW OF THE FUND

[GRAPHIC]

WADDELL & REED ADVISORS

MUNICIPAL HIGH INCOME FUND

(FORMERLY UNITED MUNICIPAL HIGH INCOME FUND) SEEKS TO PROVIDE A HIGH LEVEL OF INCOME THAT IS NOT SUBJECT TO FEDERAL INCOME TAX.

PRINCIPAL STRATEGY

Municipal High Income Fund seeks to achieve its goal through a diversified portfolio consisting mainly of tax-exempt municipal bonds. These bonds are rated primarily in the lower tier of investment grade (BBB by S&P and Baa by MIS) or lower, including bonds rated below investment grade, junk bonds (rated BB and lower by S&P and Ba and lower by MIS), or, if unrated, judged by WRIMCO to be of similar quality.

"Municipal bonds" mean obligations the interest on which is not includable in gross income for Federal income tax purposes. The Fund diversifies its holdings among two main types of municipal bonds:

- general obligation bonds, which are backed by the full faith, credit and taxing power of the governmental authority, and

- revenue bonds, which are payable only from specific sources, such as the revenue from a particular facility or a special tax. Revenue bonds, IDBs and PABs finance privately operated facilities.

WRIMCO may look at a number of factors in selecting securities for the Fund's portfolio. These include:

- the security's current coupon;

- the maturity of the security;

- the relative value of the security;

- the creditworthiness of the particular issuer or of the private company involved; and

- the structure of the security, including whether it has a put or a call feature.

In general, in determining whether to sell a security, WRIMCO uses the same type of analysis that is used in buying securities in order to determine whether the security continues to be a desired investment for the Fund. As well, WRIMCO may sell a security to take advantage of more attractive investment opportunities or to raise cash.

The Fund may invest significantly in IDBs and PABs in general, revenue bonds payable from similar projects and municipal bonds of issuers located in the same geographic area.

The Fund typically invests in municipal bonds with remaining maturities of 10 to 30 years.

PRINCIPAL RISKS OF INVESTING IN THE FUND

Because Municipal High Income Fund owns different types of securities, a variety of factors can affect its investment performance, such as:

- an increase in interest rates, which may cause the value of the Fund's fixed-income securities, especially bonds with longer maturities, to decline;

- the credit quality of the issuers whose securities the Fund owns or of the private companies involved in IDB or PAB financed projects;

- changes in the maturities of bonds owned by the Fund;

- prepayment of asset-backed securities or other higher-yielding bonds held by the Fund ("prepayment risk");

- the local economic, political or regulatory environment affecting bonds owned by the Fund;

- failure of a bond's interest to qualify as tax-exempt;

- legislation affecting the tax status of municipal bond interest;

- adverse bond and stock market conditions, sometimes in response to general economic or industry news, that may cause the prices of the Fund's holdings to fall as part of a broad market decline; and

- WRIMCO's skill in evaluating and managing the interest rate and credit risks of the Fund's portfolio.

A significant portion of the Fund's municipal bond interest may subject investors to the AMT; this would have the effect of reducing the Fund's return to any such investor.

As with any mutual fund, the value of the Fund's shares will change, and you could lose money on your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

WHO MAY WANT TO INVEST

Municipal High Income Fund is designed for investors seeking current income that is primarily free from Federal income tax and that is higher than is normally available with securities in the higher-rated categories, through a highly diversified portfolio. The Fund is not suitable for all investors. You should consider whether the Fund fits your particular investment objectives.

[GRAPHIC]
--------------------------------------------------------------------------------
PERFORMANCE

MUNICIPAL HIGH INCOME FUND

The bar chart and performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual total returns for the periods shown compare with those of a broad measure of market performance and a peer group average.

- The bar chart presents the average annual total returns for Class A and shows how performance has varied from year to year over the past ten calendar years.

- The bar chart does not reflect any sales charge that you may be required to pay upon purchase of the Fund's Class A shares. If the sales charge was included, the returns would be less than those shown.

- The performance table shows average annual total returns for each class and compares them to the market indicators listed.

- The bar chart and the performance table assume payment of dividends and other distributions in shares. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

Note that the performance information in the bar chart and performance table is based on calendar-year periods, while the information shown in the Financial Highlights section of this Prospectus and in the Fund's shareholder reports is based on the Fund's fiscal year.

[CHART]

CHART OF YEAR-BY-YEAR RETURNS
AS OF DECEMBER 31, EACH YEAR (%)

  '90     '91     '92     '93     '94     '95     '96     '97     '98     '99
--------------------------------------------------------------------------------
  7.19%  11.67%  10.15%  13.19%  -3.12%  16.74%   6.90%  11.77%   6.82%  -5.20%
================================================================================

IN THE PERIOD SHOWN IN THE CHART, THE HIGHEST QUARTERLY RETURN WAS 8.48% (THE FOURTH QUARTER OF 1998) AND THE LOWEST QUARTERLY RETURN WAS -3.93% (THE FIRST QUARTER OF 1994). THE CLASS A RETURN FOR THE YEAR THROUGH MARCH 31, 2000 WAS 1.44%.

AVERAGE ANNUAL TOTAL RETURNS

AS OF DECEMBER 31, 1999 (%)   1 YEAR     5 YEARS    10 YEARS   LIFE OF CLASS(1)
--------------------------------------------------------------------------------
CLASS A SHARES OF
MUNICIPAL HIGH INCOME FUND     -9.22%     6.23%       6.96%
--------------------------------------------------------------------------------
Lehman Brothers Municipal
Bond Index                     -2.07%     6.92%       6.89%
--------------------------------------------------------------------------------
Lipper High Yield Municipal
Bond Funds Universe Average    -4.16%     6.06%       6.14%
--------------------------------------------------------------------------------
CLASS B SHARES OF
MUNICIPAL HIGH INCOME FUND                                       -7.84%
--------------------------------------------------------------------------------
Lehman Brothers Municipal
Bond Index                     -2.07%     6.92%       6.89%       0.30%
--------------------------------------------------------------------------------
Lipper High Yield Municipal
Bond Funds Universe Average    -4.16%     6.06%       6.14%      -0.79%
--------------------------------------------------------------------------------
CLASS C SHARES OF
MUNICIPAL HIGH INCOME FUND                                       -4.06%
--------------------------------------------------------------------------------
Lehman Brothers Municipal
Bond Index                     -2.07%     6.92%       6.89%       0.30%
--------------------------------------------------------------------------------
Lipper High Yield Municipal
Bond Funds Universe Average    -4.16%     6.06%       6.14%      -0.79%
--------------------------------------------------------------------------------
CLASS Y SHARES OF
MUNICIPAL HIGH INCOME FUND     -5.00%                            -4.46%
--------------------------------------------------------------------------------
Lehman Brothers Municipal
Bond Index                     -2.07%     6.92%       6.89%      -2.07%
--------------------------------------------------------------------------------
Lipper High Yield Municipal
Bond Funds Universe Average    -4.16%     6.06%       6.14%      -4.16%
================================================================================

THE INDEX SHOWN IS A BROAD-BASED, SECURITIES MARKET INDEX THAT IS UNMANAGED. THE LIPPER AVERAGE IS A COMPOSITE OF MUTUAL FUNDS WITH GOALS SIMILAR TO THE GOAL OF THE FUND.

(1) SINCE OCTOBER 5, 1999 FOR CLASS B SHARES, OCTOBER 7, 1999 FOR CLASS C SHARES AND DECEMBER 30, 1998 FOR CLASS Y SHARES. BECAUSE EACH CLASS COMMENCED OPERATIONS ON A DATE OTHER THAN AT THE END OF A MONTH, AND PARTIAL MONTH CALCULATIONS OF THE PERFORMANCE OF THE ABOVE INDEX (INCLUDING INCOME) ARE NOT AVAILABLE, INDEX PERFORMANCE IS CALCULATED FROM OCTOBER 31, 1999, OCTOBER 31, 1999 AND DECEMBER 31, 1998, RESPECTIVELY.

[GRAPHIC]
--------------------------------------------------------------------------------
FEES AND EXPENSES

MUNICIPAL HIGH INCOME FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES

(FEES PAID DIRECTLY FROM      CLASS A    CLASS B     CLASS C    CLASS Y
YOUR INVESTMENT)              SHARES     SHARES      SHARES     SHARES
--------------------------------------------------------------------------------
MAXIMUM SALES CHARGE
(LOAD) IMPOSED ON
PURCHASES (AS A PERCENTAGE
OF OFFERING PRICE)             4.25%      None        None        None
--------------------------------------------------------------------------------
MAXIMUM DEFERRED SALES
CHARGE (LOAD)(1) (AS A
PERCENTAGE OF LESSER OF
AMOUNT INVESTED OR
REDEMPTION VALUE)             None(2)      5%          1%         None
================================================================================

ANNUAL FUND OPERATING EXPENSES(3)

(EXPENSES THAT ARE DEDUCTED   CLASS A    CLASS B     CLASS C    CLASS Y
FROM FUND ASSETS)             SHARES     SHARES      SHARES     SHARES
--------------------------------------------------------------------------------
MANAGEMENT FEES                0.52%      0.52%       0.52%       0.52%
--------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE
(12b-1) FEES                   0.23%      1.00%       1.00%       None
--------------------------------------------------------------------------------
OTHER EXPENSES                 0.14%      0.14%       0.14%       0.30%
--------------------------------------------------------------------------------
TOTAL ANNUAL FUND
OPERATING EXPENSES             0.89%      1.66%       1.66%       0.82%
================================================================================

(1) THE CDSC, WHICH IS IMPOSED ON THE LESSER OF AMOUNT INVESTED OR REDEMPTION VALUE OF CLASS B SHARES, DECLINES FROM 5% FOR REDEMPTIONS MADE WITHIN THE FIRST YEAR OF PURCHASE, TO 4% FOR REDEMPTIONS MADE WITHIN THE SECOND YEAR, TO 3% FOR REDEMPTIONS MADE WITHIN THE THIRD AND FOURTH YEARS, TO 2% FOR REDEMPTIONS MADE WITHIN THE FIFTH YEAR, TO 1% FOR REDEMPTIONS MADE WITHIN THE SIXTH YEAR AND TO 0% FOR REDEMPTIONS MADE AFTER THE SIXTH YEAR. FOR CLASS C SHARES, A 1% CDSC APPLIES TO THE LESSER OF AMOUNT INVESTED OR REDEMPTION VALUE OF CLASS C SHARES REDEEMED WITHIN TWELVE MONTHS AFTER PURCHASE. SOLELY FOR PURPOSES OF DETERMINING THE NUMBER OF MONTHS OR YEARS FROM THE TIME OF ANY PAYMENT FOR THE PURCHASE OF SHARES, ALL PAYMENTS DURING A MONTH ARE TOTALED AND DEEMED TO HAVE BEEN MADE ON THE FIRST DAY OF THE MONTH.


(2) A 1% CDSC MAY BE IMPOSED ON PURCHASES OF $2 MILLION OR MORE OF CLASS A SHARES THAT ARE REDEEMED WITHIN TWELVE MONTHS OF PURCHASE.

(3) MANAGEMENT FEES AND TOTAL ANNUAL FUND OPERATING EXPENSES HAVE BEEN RESTATED TO REFLECT THE CHANGE IN MANAGEMENT FEES EFFECTIVE JUNE 30, 1999; OTHERWISE, EXPENSE RATIOS ARE BASED ON OTHER FUND-LEVEL EXPENSES FOR THE FISCAL YEAR ENDED SEPTEMBER 30, 1999, AND FOR CLASS B AND CLASS C, THE EXPENSES ATTRIBUTABLE TO EACH CLASS THAT ARE ANTICIPATED FOR THE CURRENT YEAR. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

EXAMPLE

This example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other mutual funds. The example assumes that (a) you invest $10,000 in the particular Class A, Class B, Class C or Class Y shares for each time period specified, (b) your investment has a 5% return each year, and (c) the expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

--------------------------------------------------------------------------------
IF SHARES ARE REDEEMED
AT END OF PERIOD:             1 YEAR     3 YEARS     5 YEARS    10 YEARS
--------------------------------------------------------------------------------
Class A Shares                 $512       $697       $  897      $1,474
--------------------------------------------------------------------------------
Class B Shares                 $569       $823       $1,002      $1,759(1)
--------------------------------------------------------------------------------
Class C Shares                 $269       $523       $  902      $1,965
--------------------------------------------------------------------------------
Class Y Shares                 $ 84       $262       $  455      $1,014

--------------------------------------------------------------------------------
IF SHARES ARE NOT REDEEMED
AT END OF PERIOD:             1 YEAR     3 YEARS     5 YEARS    10 YEARS
--------------------------------------------------------------------------------
Class A Shares                 $512       $697       $  897      $1,474
--------------------------------------------------------------------------------
Class B Shares                 $169       $523       $  902      $1,759(1)
--------------------------------------------------------------------------------
Class C Shares                 $169       $523       $  902      $1,965
--------------------------------------------------------------------------------
Class Y Shares                 $ 84       $262       $  455      $1,014
================================================================================


(1) REFLECTS ANNUAL OPERATING EXPENSES OF CLASS A AFTER CONVERSION OF CLASS B SHARES INTO CLASS A SHARES 8 YEARS AFTER THE MONTH IN WHICH THE SHARES WERE PURCHASED.

--------------------------------------------------------------------------------
AN OVERVIEW OF THE FUND

[GRAPHIC]

WADDELL & REED ADVISORS

CASH MANAGEMENT

(FORMERLY UNITED CASH MANAGEMENT) SEEKS MAXIMUM CURRENT INCOME CONSISTENT WITH STABILITY OF PRINCIPAL.

PRINCIPAL STRATEGIES

Cash Management seeks to achieve its goal by investing in U.S. dollar-denominated, high-quality money market obligations and instruments. High quality indicates that the securities will be rated A-1 or A-2 by S&P or Prime-1 or Prime-2 by MIS, or if unrated, will be of comparable quality as determined by WRIMCO. The Fund seeks, as well, to maintain a net asset value ("NAV") of $1.00 per share. The Fund maintains a dollar-weighted average maturity of 90 days or less, and the Fund invests only in securities with a remaining maturity of not more than 397 calendar days.

PRINCIPAL RISKS OF INVESTING IN THE FUND

Because Cash Management owns different types of money market obligations and instruments, a variety of factors can affect its investment performance, such as:

- an increase in interest rates, which can cause the value of the Fund's holdings, especially securities with longer maturities, to decline;

- the credit quality and other conditions of the issuers whose securities the Fund holds;

- adverse bond market conditions, sometimes in response to general economic or industry news, that may cause the prices of the Fund's holdings to fall as part of a broad market decline; and

- WRIMCO's skill in evaluating and managing the interest rate and credit risks of the Fund.

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

WHO MAY WANT TO INVEST

Cash Management is designed for investors who are risk-averse and seek to preserve principal while earning current income and saving for short-term needs. You should consider whether the Fund fits your particular investment objectives.

[GRAPHIC]
--------------------------------------------------------------------------------
PERFORMANCE

CASH MANAGEMENT

The bar chart and performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing the Fund's average annual total returns for the periods shown.

- The bar chart presents the average annual total returns for Class A and shows how performance has varied from year to year over the past ten calendar years.

- The performance table shows average annual total returns for each Class.

- The bar chart and the performance table assume payment of dividends and other distributions in shares. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

Note that the performance information in the bar chart and performance table is based on calendar-year periods, while the information shown in the Financial Highlights section of this Prospectus and in the Fund's shareholder reports is based on the Fund's fiscal year.

[CHART]

CHART OF YEAR-BY-YEAR RETURNS
AS OF DECEMBER 31, EACH YEAR (%)

  '90     '91     '92     '93     '94     '95     '96     '97     '98     '99
--------------------------------------------------------------------------------
  7.77%   5.65%   3.16%   2.38%   3.47%   5.30%   4.74%   4.91%   4.97%   4.61%
================================================================================


IN THE PERIOD SHOWN IN THE CHART, THE HIGHEST QUARTERLY RETURN WAS 1.93% (THE SECOND QUARTER OF 1990) AND THE LOWEST QUARTERLY RETURN WAS 0.54% (THE FIRST QUARTER OF 1994). AS OF DECEMBER 31, 1999, THE 7-DAY YIELD WAS EQUAL TO 5.35%. YIELDS ARE COMPILED BY ANNUALIZING THE AVERAGE DAILY DIVIDEND PER SHARE DURING THE TIME PERIOD FOR WHICH THE YIELD IS PRESENTED.


AVERAGE ANNUAL TOTAL RETURNS

AS OF DECEMBER 31, 1999 (%)    1 YEAR     5 YEARS     10 YEARS  LIFE OF CLASS(1)
--------------------------------------------------------------------------------
CLASS A SHARES OF THE FUND      4.61%       4.91%       4.69%
--------------------------------------------------------------------------------
CLASS B SHARES OF THE FUND                                         -3.79%
--------------------------------------------------------------------------------
CLASS C SHARES OF THE FUND                                          0.20%
================================================================================


(1) SINCE SEPTEMBER 9, 1999 FOR CLASS B SHARES AND SEPTEMBER 9, 1999 FOR CLASS C SHARES.

[GRAPHIC]
--------------------------------------------------------------------------------
FEES AND EXPENSES

CASH MANAGEMENT

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES
-------------------------------------------------------------------------------
(FEES PAID DIRECTLY FROM                 CLASS A     CLASS B    CLASS C
YOUR INVESTMENT)                         SHARES      SHARES     SHARES
--------------------------------------------------------------------------------
MAXIMUM SALES CHARGE
(LOAD) IMPOSED ON
PURCHASES (AS A PERCENTAGE
OF OFFERING PRICE)                        None        None       None
--------------------------------------------------------------------------------
MAXIMUM DEFERRED
SALES CHARGE (LOAD)(1)
(AS A PERCENTAGE OF LESSER
OF AMOUNT INVESTED OR
REDEMPTION VALUE)                         None          5%         1%
================================================================================

ANNUAL FUND OPERATING EXPENSES(2)
--------------------------------------------------------------------------------
(EXPENSES THAT ARE DEDUCTED              CLASS A     CLASS B    CLASS C
FROM FUND ASSETS)                        SHARES      SHARES     SHARES
--------------------------------------------------------------------------------
MANAGEMENT FEES                           0.40%       0.40%      0.40%
--------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE
(12b-1) FEES                              None        1.00%      1.00%
--------------------------------------------------------------------------------
OTHER EXPENSES                            0.44%       0.44%      0.44%
--------------------------------------------------------------------------------
TOTAL ANNUAL FUND
OPERATING EXPENSES                        0.84%       1.84%      1.84%
================================================================================


(1) THE CDSC, WHICH IS IMPOSED ON THE LESSER OF AMOUNT INVESTED OR REDEMPTION VALUE OF CLASS B SHARES, DECLINES FROM 5% FOR REDEMPTIONS MADE WITHIN THE FIRST YEAR OF PURCHASE, TO 4% FOR REDEMPTIONS MADE WITHIN THE SECOND YEAR, TO 3% FOR REDEMPTIONS MADE WITHIN THE THIRD AND FOURTH YEARS, TO 2% FOR REDEMPTIONS MADE WITHIN THE FIFTH YEAR, TO 1% FOR REDEMPTIONS MADE WITHIN THE SIXTH YEAR AND TO 0% FOR REDEMPTIONS MADE AFTER THE SIXTH YEAR. FOR CLASS C SHARES, A 1% CDSC APPLIES TO THE LESSER OF AMOUNT INVESTED OR REDEMPTION VALUE OF CLASS C SHARES REDEEMED WITHIN TWELVE MONTHS AFTER PURCHASE. SOLELY FOR PURPOSES OF DETERMINING THE NUMBER OF MONTHS OR YEARS FROM THE TIME OF ANY PAYMENT FOR THE PURCHASE OF SHARES, ALL PAYMENTS DURING A MONTH ARE TOTALED AND DEEMED TO HAVE BEEN MADE ON THE FIRST DAY OF THE MONTH.


(2) MANAGEMENT FEES AND TOTAL ANNUAL FUND OPERATING EXPENSES HAVE BEEN RESTATED TO REFLECT THE CHANGE IN MANAGEMENT FEES EFFECTIVE JUNE 30, 1999; OTHERWISE, EXPENSE RATIOS ARE BASED ON OTHER FUND-LEVEL EXPENSES OF THE FUND FOR THE FISCAL YEAR ENDED JUNE 30, 1999 AND FOR CLASS B AND CLASS C, THE EXPENSES ATTRIBUTABLE TO EACH CLASS THAT ARE ANTICIPATED FOR THE CURRENT YEAR. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

EXAMPLE

This example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other mutual funds. The example assumes that (a) you invest $10,000 in the particular Class A, Class B or Class C shares for each time period specified, (b) your investment has a 5% return each year, and (c) the expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:


--------------------------------------------------------------------------------
IF SHARES ARE REDEEMED
AT END OF PERIOD:             1 YEAR     3 YEARS     5 YEARS    10 YEARS
--------------------------------------------------------------------------------
Class A Shares                 $ 86       $268       $  466      $1,037
--------------------------------------------------------------------------------
Class B Shares                 $587       $879       $1,095      $1,894(1)
--------------------------------------------------------------------------------
Class C Shares                 $287       $579       $  995      $2,159

--------------------------------------------------------------------------------
IF SHARES ARE NOT REDEEMED
AT END OF PERIOD:             1 YEAR     3 YEARS     5 YEARS    10 YEARS
--------------------------------------------------------------------------------
Class A Shares                 $ 86       $268        $466       $1,037
--------------------------------------------------------------------------------
Class B Shares                 $187       $579        $995       $1,894(1)
--------------------------------------------------------------------------------
Class C Shares                 $187       $579        $995       $2,159
================================================================================


(1) REFLECTS ANNUAL OPERATING EXPENSES OF CLASS A AFTER CONVERSION OF CLASS B SHARES INTO CLASS A SHARES 8 YEARS AFTER THE MONTH IN WHICH THE SHARES WERE PURCHASED.

[GRAPHIC]
--------------------------------------------------------------------------------
THE INVESTMENT PRINCIPLES OF THE FUNDS

INVESTMENT GOALS, PRINCIPAL STRATEGIES AND OTHER INVESTMENTS

WADDELL & REED ADVISORS BOND FUND


The goal of the Fund is a reasonable return with emphasis on preservation of capital. The Fund seeks to achieve this goal by investing primarily in a diversified portfolio of debt securities of any quality, and to a lesser extent, in non-investment grade securities, convertible securities and debt securities with warrants attached. The Fund may use various techniques (e.g., investing in put bonds) to manage the duration of its holdings. As a result, as interest rates rise, the duration, or price sensitivity to rising interest rates, of the Fund's holdings will typically decline. There is no guarantee that the Fund will achieve its goal.

The Fund limits its acquisition of securities so that at least 90% of its total assets will consist of debt securities. These debt securities primarily include corporate bonds, mostly of investment grade, and securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

The Fund may invest in junk bonds, which are more susceptible to the risk of non-payment or default, and their prices may be more volatile than higher-rated bonds.


As well, the Fund may invest in foreign securities, which present additional risks such as currency fluctuations and political or economic conditions affecting the foreign country.


When WRIMCO believes that a defensive position is desirable, due to present or anticipated market or economic conditions, WRIMCO may take a number of actions. It may sell longer-term bonds and buy shorter-term bonds or money market instruments with the sales proceeds.

By taking a temporary defensive position, the Fund may not achieve its investment objective.

WADDELL & REED ADVISORS GOVERNMENT SECURITIES FUND

The goal of the Fund is high current income consistent with safety of principal. The Fund seeks to achieve its goal by investing exclusively in a diversified portfolio of U.S. Government securities. U.S. Government securities are high-quality instruments issued or guaranteed as to principal or interest by the U.S. Treasury or by an agency or instrumentality of the U.S. Government. There is no guarantee that the Fund will achieve its goal.

Not all U.S. Government securities are backed by the full faith and credit of the United States. Some are backed by the right of the issuer to borrow from the U.S. Treasury; others are backed by discretionary authority of the U.S. Government to purchase the agency's obligations, while others are supported only by the credit of the instrumentality. In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment. The Fund may invest a significant portion of its assets in mortgage-backed securities guaranteed by the U.S. Government or one of its agencies or instrumentalities. The Fund invests in securities of agencies or instrumentalities only when WRIMCO is satisfied that the credit risk is acceptable.

Generally, in determining whether to sell a security, WRIMCO uses the same type of analysis that is used in buying securities of that type. For example, WRIMCO may sell a security if it believes the security no longer provides significant income potential or if the safety of the principal is weakened. As well, WRIMCO may sell a security to take advantage of more attractive investment opportunities or to raise cash.


When WRIMCO believes that a temporary defensive position is desirable, the Fund may increase its investments in U.S. Treasury securities and/or increase its cash position. By taking a temporary defensive position, the Fund may not achieve its investment objective.


WADDELL & REED ADVISORS HIGH INCOME FUND


WADDELL & REED ADVISORS HIGH INCOME FUND II

The primary goal of the Funds is to earn a high level of current income. As a secondary goal, the Funds seek capital growth when consistent with the primary goal. The Funds seek to achieve these goals by investing primarily in a diversified portfolio of high-yield, high-risk, fixed income securities, the risks of which are, in the judgment of WRIMCO, consistent with the Funds' goals. There is no guarantee that the Funds will achieve their goals.

The Funds primarily own debt securities; however, each Fund may also own, to a lesser degree, preferred stock, common stock and convertible securities. In general, the high income that the Funds seek is paid by debt securities in the lower rating categories of the established rating services or unrated securities that are determined by WRIMCO to be of comparable quality; these are securities rated BB or lower by S&P, or Ba or lower by MIS. Lower-quality debt securities, which include junk bonds, are considered to be speculative and involve greater risk of default or price changes due to changes in the issuer's creditworthiness. The market prices of these securities may fluctuate more than higher-quality securities and may decline significantly in periods of general economic difficulty.

The Funds will each normally invest at least 80% of their respective total assets to seek a high level of current income. The Funds each limit their acquisition of common stock so that no more than 20% of each Fund's total assets will consist of common stock and no more than 10% of each Fund's total assets will consist of non-dividend-paying common stock.

The Funds may invest an unlimited amount of their assets in foreign securities. At this time, however, the Funds intend to invest in foreign securities to a limited extent.

When WRIMCO believes that a full or partial temporary defensive position is desirable, due to present or anticipated market or economic conditions, WRIMCO may take any one or more of the following steps with respect to the assets in each Fund's portfolio:

-    shorten the average maturity of the Fund's debt holdings;

- hold cash or cash equivalents (short-term investments, such as commercial paper and certificates of deposit) in varying amounts designed for defensive purposes; and/or

-    emphasize high-grade debt securities.

By taking a temporary defensive position in any one or more of these manners, the Funds may not achieve their investment objectives.

WADDELL & REED ADVISORS MUNICIPAL BOND FUND

The goal of the Fund is to provide income that is not subject to Federal income tax. The Fund seeks to achieve this goal by investing principally in a diversified portfolio of municipal bonds. There is no guarantee that the Fund will achieve its goal.

As used in this Prospectus, "municipal bonds" mean obligations the interest on which is not includable in gross income for Federal income tax purposes. The Fund and WRIMCO rely on the opinion of bond counsel for the issuer in determining whether obligations are municipal bonds.The Fund anticipates that not more than 40% of the dividends it will pay to shareholders will be treated as a tax preference item for AMT purposes.

Municipal bonds are issued by a wide range of state and local governments, agencies and authorities for various purposes. The two main types of municipal bonds are general obligation bonds and revenue bonds. For general obligation bonds, the issuer has pledged its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable only from specific sources; these may include revenues from a particular facility or class of facilities or a special tax or other revenue source. IDBs and PABs are revenue bonds issued by or on behalf of public authorities to obtain funds to finance privately operated facilities. The Fund may invest more than 25% of its total assets in IDBs.

Other municipal obligations include lease obligations of municipal authorities or entities and participations in these obligations.

At least 80% of the Fund's net assets will be invested, during normal market conditions, in municipal bonds of investment grade.

The Fund may invest up to 10% of its total assets in taxable debt securities other than municipal bonds. These must be either:

-    U.S. Government securities;

-    obligations of domestic banks and certain savings and loan associations;

-    commercial paper rated at least A by S&P or MIS; and/or

-    any of the foregoing obligations subject to repurchase agreements.

Subject to its policies regarding the amount of Fund assets invested in municipal bonds and taxable debt securities, the Fund may invest in other types of securities and use certain other instruments in seeking to achieve the Fund's goal. For example, the Fund may invest, to a lesser extent, in options, futures contracts, asset-backed securities and other derivative instruments if it is permitted to invest in the type of asset by which the return on, or value of, the derivative is measured. Income from taxable obligations, repurchase agreements and derivative instruments will be subject to Federal income tax. At this time, the Fund has limited exposure to futures contracts and similar derivative instruments. The Fund does, and may in the future, hold a significant portion of its assets in municipal bonds for which the applicable interest rate formula varies inversely with prevailing interest rates or otherwise may expose the bond to greater sensitivity to interest rate changes.

When WRIMCO believes that a temporary defensive position is desirable, it may take certain steps with respect to up to all of the Fund's assets, including any one or more of the following:

-    shorten the average maturity of the Fund's portfolio;

-    hold taxable obligations, subject to the limitations stated above;

- emphasize debt securities of a higher quality than those the Fund would ordinarily hold; or

- hedge exposure to interest rate risk by investing in futures contracts and options on futures contracts.

By taking a temporary defensive position, the Fund may not achieve its investment objective.

WADDELL & REED ADVISORS MUNICIPAL HIGH INCOME FUND


The goal of the Fund is to provide a high level of income that is not subject to Federal income tax. The Fund seeks to achieve this goal by investing in medium and lower-quality municipal bonds that provide higher yields than bonds of higher quality. The Fund anticipates that not more than 40% of the dividends it will pay to shareholders will be treated as a tax preference item for AMT purposes. There is no guarantee that the Fund will achieve its goal.


Municipal bonds are issued by a wide range of state and local governments, agencies and authorities for various purposes. The two main types of municipal bonds are general obligation bonds and revenue bonds. For general obligation bonds, the issuer has pledged its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable only from specific sources; these may include revenues from a particular facility or class of facilities or a special tax or other revenue sources. IDBs and PABs are revenue bonds issued by or on behalf of public authorities to obtain funds to finance privately operated facilities. Other municipal obligations include lease obligations of municipal authorities or entities and participations in these obligations.

Under normal market conditions, the Fund will:

-    invest substantially in bonds with remaining maturities of 10 to 30 years;

-    invest at least 80% of its total assets in municipal bonds; and

- invest at least 75% of its total assets in medium and lower-quality municipal bonds, which are bonds rated BBB through D by S&P, or Baa through C by MIS, or, if unrated, are determined by WRIMCO to be of comparable quality.

The Fund may invest in higher-quality municipal bonds, and invest less than 75% of its total assets in medium and lower-quality municipal bonds, at times when yield spreads are narrow and the higher yields do not justify the increased risk; and/or when, in the opinion of WRIMCO, there is a lack of medium and lower-quality securities in which to invest.

The Fund may invest 25% or more of its total assets in IDBs and PABs, in securities the payment of principal and interest on which is derived from revenue of similar projects, or in municipal bonds of issuers located in the same geographic area. The Fund will not, however, have more than 25% of its total assets in IDBs and PABs issued for any one industry or in any one state.

During normal market conditions, the Fund may invest up to 20% of its total assets in a combination of taxable obligations and in options, futures contracts and other taxable derivative instruments. The taxable obligations must be either:

-    U.S. Government securities;

-    obligations of domestic banks and certain savings and loan associations;

-    commercial paper rated at least A by S&P or MIS; and/or

-    any of the foregoing obligations subject to repurchase agreements.

The Fund may invest in certain derivative instruments if it is permitted to invest in the type of asset by which the return on, or value of, the derivative is measured. Income from taxable obligations and certain derivative instruments will be subject to Federal income tax. At this time, the Fund has limited exposure to derivative instruments.

At times WRIMCO may believe that a full or partial defensive position is desirable, temporarily, due to present or anticipated market or economic conditions that are affecting or could affect the values of municipal bonds. During such periods, the Fund may invest up to all of its assets in taxable obligations, which would result in a higher proportion of the Fund's income (and thus its dividends) being subject to Federal income tax. By taking a temporary defensive position, the Fund may not achieve its investment objective.

WADDELL & REED ADVISORS CASH MANAGEMENT


The goal of the Fund is maximum current income consistent with stability of principal. The Fund seeks to achieve its goal by investing in a diversified portfolio of high-quality money market instruments in accordance with the requirements of Rule 2a-7 under the Investment Company Act of 1940, as amended (the "1940 Act"). There is no guarantee that the Fund will achieve its goal.


The Fund invests only in the following U.S. dollar-denominated money market obligations and instruments:


- U.S. government obligations (including obligations of U.S. government agencies and instrumentalities);


- bank obligations and instruments secured by bank obligations, such as letters of credit;


-    commercial paper;


-    corporate debt obligations, including variable amount master demand notes;


-    Canadian government obligations; and


- certain other obligations (including municipal obligations) guaranteed as to principal and interest by a bank in whose obligations the Fund may invest or a corporation in whose commercial paper the Fund may invest.


The Fund only invests in bank obligations if they are obligations of a bank subject to regulation by the U.S. Government (including foreign branches of these banks) or obligations of a foreign bank having total assets of at least $500 million, and instruments secured by any such obligation.


WRIMCO may look at a number of factors in selecting securities for the Fund's portfolio. These include:


-    the credit quality of the particular issuer or guarantor of the security;


-    the maturity of the security; and


-    the relative value of the security.


Generally, in determining whether to sell a security, WRIMCO uses the same analysis that it uses in buying securities to determine if the security no longer offers adequate return or does not comply with Rule 2a-7. WRIMCO may also sell a security to take advantage of more attractive investment opportunities or to raise cash.


You will find more information in the Statement of Additional Information ("SAI") about the Fund's valuation procedures.


ALL FUNDS

Each Fund may also invest in and use other types of instruments in seeking to achieve its goal(s). For example, each Fund is permitted to invest in options, futures contracts, asset-backed securities and other derivative instruments if it is permitted to invest in the type of asset by which the return on, or value of, the derivative is measured.

You will find more information about each Fund's permitted investments and strategies, as well as the restrictions that apply to them, in its SAI.

RISK CONSIDERATIONS OF PRINCIPAL STRATEGIES AND OTHER INVESTMENTS

Risks exist in any investment. Each Fund is subject to market risk, financial risk and prepayment risk.


- Market risk is the possibility of a change in the price of the security because of market factors including changes in interest rates. Bonds with longer maturities are more interest-rate sensitive. For example, if interest rates increase, the value of a bond with a longer maturity is more likely to decrease. Because of market risk, the share price of the Fund (other than Cash Management) will likely change as well.

- Financial risk is based on the financial situation of the issuer of the security. To the extent a Fund invests in debt securities, the Fund's financial risk depends on the credit quality of the underlying securities in which it invests. For an equity investment, a Fund's financial risk may depend, for example, on the earnings performance of the company issuing the stock.

- Prepayment risk is the possibility that, during periods of falling interest rates, a debt security with a high stated interest rate will be prepaid before its expected maturity date.

Certain types of each Fund's authorized investments and strategies, such as derivative instruments, involve special risks. Lower-quality debt securities are considered to be speculative and involve greater risk of default or price changes due to changes in the issuer's creditworthiness. The market prices of these securities may fluctuate more than higher-quality securities and may decline significantly in periods of general economic difficulty. Foreign securities and foreign currencies may involve risks relating to currency fluctuations, political or economic conditions in the foreign country, and the potentially less stringent investor protection and disclosure standards of foreign markets. These factors could make foreign investments, especially those in developing countries, more volatile.

For IDBs and PABs, their credit quality is generally dependent on the credit standing of the company involved. To the extent that Municipal Bond Fund or Municipal High Income Fund invests in municipal bonds the payment of principal and interest on which is derived from revenue of similar projects, or in municipal bonds of issuers located in the same geographic area, each Fund may be more susceptible to the risks associated with economic, political or regulatory occurrences that might adversely affect particular projects or areas. Currently, Municipal High Income Fund invests a significant portion of its assets in IDBs and PABs associated with healthcare-oriented projects. The risks particular to these types of projects are construction risk and occupancy risk. You will find more information in the SAI about the types of projects in which each Fund may invest from time to time and a discussion of the risks associated with such projects.

Because each Fund owns different types of investments, its performance will be affected by a variety of factors. The value of a Fund's investments and the income it generates will vary from day to day, generally reflecting changes in interest rates, market conditions and other company and economic news. Performance will also depend on WRIMCO's skill in selecting investments.

[GRAPHIC]
--------------------------------------------------------------------------------
YOUR ACCOUNT

CHOOSING A SHARE CLASS

Each Fund offers four classes of shares: Class A, Class B, Class C and Class Y (except Cash Management does not offer Class Y). Each class has its own sales charge, if any, and expense structure. The decision as to which class of shares is best suited to your needs depends on a number of factors that you should discuss with your financial advisor. Some factors to consider are how much you plan to invest and how long you plan to hold your investment. If you are investing a substantial amount and plan to hold your shares for a long time, Class A shares may be the most appropriate for you. Class B and Class C shares are not available for investments of $2 million or more. If you are investing a lesser amount, you may want to consider Class B shares (if investing for at least seven years) or Class C shares (if investing for less than seven years). Class Y shares are designed for institutional investors and others investing through certain intermediaries, as described below.

Since your objectives may change over time, you may want to consider another class when you buy additional Fund shares. All of your future investments in a Fund will be made in the class you select when you open your account, unless you inform the Fund otherwise, in writing, when you make a future investment.

GENERAL COMPARISON OF CLASS A, CLASS B AND CLASS C SHARES


        CLASS A                CLASS B                     CLASS C
--------------------------------------------------------------------------------
- Initial sales charge   - No initial sales charge     - No initial sales charge
--------------------------------------------------------------------------------

- No deferred sales      - Deferred sales charge on    - A 1% deferred sales
  charge(1)                shares you sell within six    charge on shares you
                           years after purchase          sell within twelve
                                                         months after
                                                         purchase
--------------------------------------------------------------------------------
- Maximum distribution   - Maximum distribution and    - Maximum distribution
  and service (12b-1)      service (12b-1)               and service (12b-1)
  fees of 0.25%            fees of 1.00%                 fees of 1.00%
--------------------------------------------------------------------------------
- For an investment of   - Converts to Class A shares  - Does not convert to
  $2 million or more,      8 years after the month in    Class A shares, so
  only Class A  shares     which the shares were         annual expenses do
  are available            purchased, thus reducing      not decrease
                           future annual expenses
--------------------------------------------------------------------------------
                         - For an investment of
                           $300,000 or more,
                           your financial advisor
                           typically will recommend
                           purchase of Class A shares
                           due to a reduced sales
                           charge and lower annual
                           expenses
===============================================================================


(1)A 1% CDSC MAY APPLY TO PURCHASES OF $2 MILLION OR MORE OF CLASS A SHARES THAT ARE REDEEMED WITHIN TWELVE MONTHS OF PURCHASE.

GENERAL COMPARISON OF CLASS A, CLASS B AND CLASS C SHARES
CASH MANAGEMENT


       CLASS A                CLASS B                     CLASS C
--------------------------------------------------------------------------------

No initial sales charge  No initial sales charge     No initial sales charge
--------------------------------------------------------------------------------

Funds Plus Service       Funds Plus Service          Funds Plus Service
optional                 required for                required for
                         direct investment           direct investment
--------------------------------------------------------------------------------
                         Deferred sales charge       A 1% deferred sales
                         on shares you sell          charge on shares
                         within six years            you sell within
                                                     twelve months
--------------------------------------------------------------------------------
No distribution and      Maximum distribution        Maximum distribution
service (12b-1) fees     and service (12b-1) fees    and service (12b-1)
                         of 1.00%                    fees of 1.00%
--------------------------------------------------------------------------------
For an investment of     Converts to Class A shares  Does not convert to
$2,000,000 or more       8 years after the month     Class A shares, so
only Class A shares      in which the shares were    annual expenses
are available            purchased, thus reducing    do not decrease
                         future annual expenses
===============================================================================


Effective June 30, 2000, Cash Management Waddell & Reed Money Market C shares are closed to all investments other than re-invested dividends.

EACH FUND HAS ADOPTED A DISTRIBUTION AND SERVICE PLAN ("Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, for each of its Class A, Class B and Class C shares other than Cash Management Class A. Under the Class A Plan, each Fund may pay Waddell & Reed, Inc. a fee of up to 0.25%, on an annual basis, of the average daily net assets of the Class A shares. This fee is to reimburse Waddell & Reed, Inc. for the amounts it spends for distributing the Fund's Class A shares, providing service to Class A shareholders and/or maintaining Class A shareholder accounts. Under the Class B Plan and the Class C Plan, each Fund may pay Waddell & Reed, Inc., on an annual basis, a service fee of up to 0.25% of the average daily net assets of the class to compensate Waddell & Reed, Inc. for providing service to shareholders of that class and/or maintaining shareholder accounts for that class and a distribution fee of up to 0.75% of the average daily net assets of the class to compensate Waddell & Reed, Inc. for distributing shares of that class. Because a class's fees are paid out of the assets of that class on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

CLASS A SHARES are subject to an initial sales charge when you buy them (other than Cash Management), based on the amount of your investment, according to the tables below. Class A shares pay an annual 12b-1 fee of up to 0.25% of average Class A net assets. The ongoing expenses of this class are lower than those for Class B or Class C shares and higher than those for Class Y shares.

BOND FUND
HIGH INCOME FUND
HIGH INCOME FUND II

  SIZE OF PURCHASE


                                                    SALES CHARGE   REALLOWANCE
                                                    AS APPROX.     TO DEALERS
                                     SALES CHARGE   PERCENT OF     AS PERCENT
                                     AS PERCENT OF    AMOUNT       OF OFFERING
                                    OFFERING PRICE   INVESTED         PRICE
--------------------------------------------------------------------------------
  Under $100,000                          5.75%         6.10%       5.00%
--------------------------------------------------------------------------------

  $100,000 to less than $200,000          4.75          4.99        4.00
--------------------------------------------------------------------------------
  $200,000 to less than $300,000          3.50          3.63        2.80
--------------------------------------------------------------------------------
  $300,000 to less than $500,000          2.50          2.56        2.00
--------------------------------------------------------------------------------
  $500,000 to less than $1,000,000        1.50          1.52        1.20
--------------------------------------------------------------------------------
  $1,000,000 to less than $2,000,000      1.00          1.01        0.75
--------------------------------------------------------------------------------
  $2,000,000 and over                     0.00(1)       0.00(1)     0.50
===============================================================================


(1)NO SALES CHARGE IS PAYABLE AT THE TIME OF PURCHASE ON INVESTMENTS OF $2 MILLION OR MORE, ALTHOUGH FOR SUCH INVESTMENTS A FUND MAY IMPOSE A CDSC OF 1.00% ON CERTAIN REDEMPTIONS MADE WITHIN TWELVE MONTHS OF THE PURCHASE. THE CDSC IS ASSESSED ON AN AMOUNT EQUAL TO THE LESSER OF THE THEN CURRENT MARKET VALUE OR THE COST OF THE SHARES BEING REDEEMED. ACCORDINGLY, NO SALES CHARGE IS IMPOSED ON INCREASES IN NET ASSET VALUE ABOVE THE INITIAL PURCHASE PRICE.

GOVERNMENT SECURITIES FUND

MUNICIPAL BOND FUND
MUNICIPAL HIGH INCOME FUND


  SIZE OF PURCHASE


                                                     SALES CHARGE   REALLOWANCE
                                                     AS APPROX.     TO DEALERS
                                     SALES CHARGE    PERCENT OF     AS PERCENT
                                     AS PERCENT OF     AMOUNT       OF OFFERING
                                    OFFERING PRICE    INVESTED         PRICE
--------------------------------------------------------------------------------

  Under $100,000                          4.25%         4.44%       3.60%
--------------------------------------------------------------------------------

  $100,000 to less than $300,000          3.25          3.36        2.75
--------------------------------------------------------------------------------
  $300,000 to less than $500,000          2.50          2.56        2.00
--------------------------------------------------------------------------------
  $500,000 to less than $1,000,000        1.50          1.52        1.20
--------------------------------------------------------------------------------
  $1,000,000 to less than $2,000,000      1.00          1.01        0.75
--------------------------------------------------------------------------------
  $2,000,000 and over                     0.00(1)       0.00(1)     0.50
===============================================================================


(1)NO SALES CHARGE IS PAYABLE AT THE TIME OF PURCHASE ON INVESTMENTS OF $2 MILLION OR MORE, ALTHOUGH FOR SUCH INVESTMENTS THE FUND MAY IMPOSE A CDSC OF 1.00% ON CERTAIN REDEMPTIONS MADE WITHIN TWELVE MONTHS OF THE PURCHASE. THE CDSC IS ASSESSED ON AN AMOUNT EQUAL TO THE LESSER OF THE THEN CURRENT MARKET VALUE OR THE COST OF THE SHARES BEING REDEEMED. ACCORDINGLY, NO SALES CHARGE IS IMPOSED ON INCREASES IN NET ASSET VALUE ABOVE THE INITIAL PURCHASE PRICE.


Waddell & Reed, Inc. and its affiliates may pay additional compensation from its own resources to securities dealers based upon the value of shares of the Fund owned by the dealer for its own account or for its customers. Waddell & Reed, Inc. may also provide compensation from its own resources to securities dealers with respect to the other shares of the Fund purchased by customers of such dealers without payment of a sales charge.

SALES CHARGE REDUCTIONS AND WAIVERS

LOWER SALES CHARGES ARE AVAILABLE BY:

- Combining additional purchases of Class A shares of any of the funds in the Waddell & Reed Advisors Funds and/or the W&R Funds except shares of Waddell & Reed Advisors Cash Management (formerly United Cash Management) or Class A shares of W&R Funds Money Market Fund unless acquired by exchange for Class A shares on which a sales charge was paid (or as a dividend or distribution on such acquired shares), with the net asset value ("NAV") of Class A shares already held ("Rights of Accumulation");

- Grouping all purchases of Class A shares, except shares of Waddell & Reed Advisors Cash Management or W&R Funds Money Market Fund, made during a thirteen-month period ("Letter of Intent"); and

-  Grouping purchases by certain related persons.

Additional information and applicable forms are available from your financial advisor.

WAIVERS FOR CERTAIN INVESTORS

CLASS A SHARES MAY BE PURCHASED AT NAV BY:

- The Directors and officers of the Fund or of any affiliated entity of Waddell & Reed, Inc., employees of Waddell & Reed, Inc., employees of its affiliates, financial advisors of Waddell & Reed, Inc. and the spouse, children, parents, children's spouses and spouse's parents of each;

-  Certain retirement plans and certain trusts for these persons; and

- Until March 31, 2001, clients of Legend Equities Corporation ("Legend") if the purchase is made with the proceeds of the redemption of shares of a mutual fund which is not within the Waddell & Reed Advisors Funds or W&R Funds and the purchase is made within 60 days of such redemption.

You will find more information in the SAI about sales charge reductions and waivers.

CONTINGENT DEFERRED SALES CHARGE. A CDSC may be assessed against your redemption amount of Class B or Class C shares or certain Class A shares and paid to Waddell & Reed, Inc. (the "Distributor"), as further described below. The purpose of the CDSC is to compensate the Distributor for the costs incurred by it in connection with the sale of the Fund's Class B or Class C shares or with Class A investments of $2 million or more at NAV. The CDSC will not be imposed on shares representing payment of dividends or other distributions or on amounts which represent an increase in the value of a shareholder's account resulting from capital appreciation above the amount paid for the shares purchased during the CDSC period. For Class B, the date of redemption is measured in calendar months from the month of purchase. Solely for purposes of determining the number of months or years from the time of any payment for the purchase of shares, all payments during a month are totaled and deemed to have been made on the first day of the month. The CDSC is applied to the lesser of amount invested or redemption value.

To keep your CDSC as low as possible, each time you place a request to redeem shares, the Fund assumes that a redemption is made first of shares not subject to a deferred sales charge (including shares which represent appreciation on shares held, reinvested dividends and distributions), and then of shares that represent the lowest sales charge.

Unless instructed otherwise, a Fund, when requested to redeem a specific dollar amount, will redeem additional shares of the applicable class that are equal in value to the CDSC. For example, should you request a $1,000 redemption and the applicable CDSC is $27, the Fund will redeem shares having an aggregate NAV of $1,027, absent different instructions.


CLASS B SHARES are not subject to an initial sales charge when you buy them. However, you may pay a CDSC if you sell your Class B shares within six years of their purchase, based on the table below. Class B shares pay an annual 12b-1 service fee of up to 0.25% of average net assets and a distribution fee of up to 0.75% of average net assets. Over time, these fees will increase the cost of your investment and may cost you more than if you had purchased Class A shares. Class B shares, and any dividends and distributions paid on such shares, automatically convert to Class A shares eight years after the end of the month in which the shares were purchased. Such conversion will be on the basis of the relative net asset values per share, without the imposition of any sales load, fee or other charge. The Class A shares have lower ongoing expenses.

The Fund will redeem your Class B shares at their NAV next calculated after receipt of a written request for redemption in good order, subject to the CDSC discussed below.



   CONTINGENT DEFERRED SALES CHARGE
   ON SHARES SOLD WITHIN YEAR               AS % OF AMOUNT SUBJECT TO CHARGE
--------------------------------------------------------------------------------
        1                                                  5.0%
--------------------------------------------------------------------------------
        2                                                  4.0%
--------------------------------------------------------------------------------
        3                                                  3.0%
--------------------------------------------------------------------------------
        4                                                  3.0%
--------------------------------------------------------------------------------
        5                                                  2.0%
--------------------------------------------------------------------------------
        6                                                  1.0%
--------------------------------------------------------------------------------
        7+                                                 0.0%
--------------------------------------------------------------------------------


In the table, a "year" is a 12-month period. In applying the sales charge, all purchases are considered to have been made on the first day of the month in which the purchase was made.


For example, if a shareholder opens an account on July 14, 2000, then redeems all Class B shares on July 12, 2001, the shareholder will pay a CDSC of 4%, the rate applicable to redemptions made within the second year of purchase. All Class B purchases made prior to July 1, 2000, will be automatically accelerated to the revised method of calculating the CDSC. Any purchase made in 1999 will be deemed to have been made on December 1, 1998. Any purchase made from January 1, 2000 to June 30, 2000 will be deemed to have been made on December 1, 1999.


CLASS C SHARES are not subject to an initial sales charge when you buy them, but if you sell your Class C shares within twelve months after purchase, you will pay a 1% CDSC. For purposes of the CDSC, purchases of Class C shares within a month will be considered as being purchased on the first day of the month. Class C shares pay an annual 12b-1 service fee of up to 0.25% of average net assets and a distribution fee of up to 0.75% of average net assets. Over time, these fees will increase the cost of your investment and may cost you more than if you had purchased Class A shares. Class C shares do not convert to any other class.

For Class C shares, the CDSC will be applied to the lesser of amount invested or redemption value of shares that have been held for twelve months or less.

THE CDSC WILL NOT APPLY IN THE FOLLOWING CIRCUMSTANCES:

- redemptions of shares requested within one year of the shareholder's death or disability, provided the Fund is notified of the death or disability at the time of the request and furnished proof of such event satisfactory to the Distributor.


- redemptions of shares made to satisfy required minimum distributions after age 70 1/2 from a qualified retirement plan, a required minimum distribution from an individual retirement account, Keogh plan or custodial account under section 403(b)(7) of the Internal Revenue Code of 1986, as amended ("Code"), a tax-free return of an excess contribution, or that otherwise results from the death or disability of the employee, as well as in connection with redemptions by any tax-exempt employee benefit plan for which, as a result of a subsequent law or legislation, the continuation of its investment would be improper.


- redemptions of shares purchased by current or retired Directors of the Fund, and Directors of affiliated companies, current or retired officers or employees of the Fund, WRIMCO, the Distributor or their affiliated companies, financial advisors of Waddell & Reed, Inc., and by the members of immediate families of such persons.

- redemptions of shares made pursuant to a shareholder's participation in any systematic withdrawal service adopted for a Fund. (The service and this exclusion from the CDSC do not apply to a one-time withdrawal.)


- redemptions the proceeds of which are reinvested within forty-five days in shares of the same class of the Fund as that redeemed.


-  the exercise of certain exchange privileges.


- redemptions effected pursuant to each Fund's right (other than High Income Fund ) to liquidate a shareholder's shares if the aggregate NAV of those shares is less than $500, or $250 for Cash Management.


- redemptions effected by another registered investment company by virtue of a merger or other reorganization with a Fund or by a former shareholder of such investment company of shares of a Fund acquired pursuant to such reorganization.

These exceptions may be modified or eliminated by a Fund at any time without prior notice to shareholders, except with respect to redemptions effected pursuant to the Fund's right to liquidate a shareholder's shares, which requires certain notice.

CLASS Y SHARES are not subject to a sales charge or annual 12b-1 fees.

Class Y shares are only available for purchase by:

-  participants of employee benefit plans established under section 403(b) or section 457, or qualified under section 401 of the Code, including 401(k) plans, when the plan has 100 or more eligible employees and holds the shares in an omnibus account on the Fund's records;

- banks, trust institutions, investment fund administrators and other third parties investing for their own accounts or for the accounts of their customers where such investments for customer accounts are held in an omnibus account on the Fund's records;

- government entities or authorities and corporations whose investment within the first twelve months after initial investment is $10 million or more; and

- certain retirement plans and trusts for employees and financial advisors of Waddell & Reed, Inc. and its affiliates.

WAYS TO SET UP YOUR ACCOUNT

The different ways to set up (register) your account are listed below.

INDIVIDUAL OR JOINT TENANTS
FOR YOUR GENERAL INVESTMENT NEEDS

Individual accounts are owned by one person. Joint accounts have two or more owners (tenants).

BUSINESS OR ORGANIZATION

FOR INVESTMENT NEEDS OF CORPORATIONS, ASSOCIATIONS, PARTNERSHIPS, INSTITUTIONS OR OTHER GROUPS

RETIREMENT PLANS

TO SHELTER YOUR RETIREMENT SAVINGS FROM INCOME TAXES

Retirement plans allow individuals to shelter investment income and capital gains from current income taxes. In addition, contributions to these accounts (other than Roth IRAs and Education IRAs) may be tax-deductible.

- INDIVIDUAL RETIREMENT ACCOUNTS (IRAS) allow a certain individual under age 70 1/2, with earned income, to invest up to $2,000 per tax year. The maximum for an investor and his or her spouse is $4,000 ($2,000 for each spouse) or, if less, the couple's combined earned income for the taxable year.

- IRA ROLLOVERS retain special tax advantages for certain distributions from employer-sponsored retirement plans.

- ROTH IRAs allow certain individuals to make nondeductible contributions up to $2,000 per year. The maximum annual contribution for an investor and his or her spouse is $4,000 ($2,000 for each spouse) or, if less, the couple's combined earned income for the taxable year. Withdrawals of earnings may be tax free if the account is at least five years old and certain other requirements are met.

- EDUCATION IRAs are established for the benefit of a minor, with nondeductible contributions up to $500 per year, and permit tax-free withdrawals to pay the higher education expenses of the beneficiary.

- SIMPLIFIED EMPLOYEE PENSION PLANS (SEP-IRAs) provide business owners or those with self-employed income (and their eligible employees) with many of the same advantages as a Profit Sharing Plan, but with fewer administrative requirements.

- SAVINGS INCENTIVE MATCH PLANS FOR EMPLOYEES (SIMPLE PLANS) can be established by small employers to contribute to and allow their employees to contribute a portion of their wages pre-tax to retirement accounts. This plan-type generally involves fewer administrative requirements than 401(k) or other qualified plans.

- KEOGH PLANS allow self-employed individuals to make tax-deductible contributions for themselves of up to 25% of their annual earned income, with a maximum of $30,000 per year.

- PENSION AND PROFIT-SHARING PLANS, INCLUDING 401(K) PLANS, allow corporations and nongovernmental tax-exempt organizations of all sizes and/or their employees to contribute a percentage of the employees' wages or other amounts on a tax-deferred basis. These accounts need to be established by the administrator or trustee of the plan.

- 403(b) CUSTODIAL ACCOUNTS are available to employees of public school systems, churches and certain types of charitable organizations.

- 457 ACCOUNTS allow employees of state and local governments and certain charitable organizations to contribute a portion of their compensation on a tax-deferred basis.

GIFTS OR TRANSFERS TO A MINOR

TO INVEST FOR A CHILD'S EDUCATION OR OTHER FUTURE NEEDS

These custodial accounts provide a way to give money to a child and obtain tax benefits. An individual can give up to $10,000 a year per child free of Federal transfer tax consequences. Depending on state laws, you can set up a custodial account under the Uniform Transfers to Minors Act ("UTMA") or the Uniform Gifts to Minors Act ("UGMA").

TRUST

FOR MONEY BEING INVESTED BY A TRUST

The trust must be established before an account can be opened, or you may use a trust form made available by Waddell & Reed. Contact your Waddell & Reed financial advisor for the form.

BUYING SHARES

YOU MAY BUY SHARES OF EACH OF THE FUNDS through Waddell & Reed, Inc. and its financial advisors or through advisors of Legend. To open your account you must complete and sign an application. Your financial advisor can help you with any questions you might have.

TO PURCHASE ANY CLASS OF SHARES BY CHECK, make your check payable to Waddell & Reed, Inc. Mail the check, along with your completed application, to:

                              Waddell & Reed, Inc.
                                 P. O. Box 29217
                             Shawnee Mission, Kansas
                                   66201-9217

TO PURCHASE CLASS Y SHARES (AND CLASS A SHARES OF CASH MANAGEMENT) BY WIRE, you must first obtain an account number by calling 800-366-2520, then mail a completed application to Waddell & Reed, Inc., at the above address, or fax it to 913-236-5044. Instruct your bank to wire the amount you wish to invest, along with the account number and registration, to UMB Bank, n.a., ABA Number 101000695, for the account of Waddell & Reed Number 9800007978, Special Account for Exclusive Benefit of Customers FBO Customer Name and Account Number.

You may also buy Class Y shares of a Fund indirectly through certain broker-dealers, banks and other third parties, some of which may charge you a fee. These firms may have additional requirements regarding the purchase of Class Y shares.

THE PRICE TO BUY A FUND SHARE is its offering price, which is calculated every business day.

The OFFERING PRICE of a share (the price to buy one share of a particular class) is the next NAV calculated per share of that class plus, for Class A shares, the sales charge shown in the tables.

In the calculation of a Fund's NAV:

- The securities in the Fund's portfolio that are listed or traded on an exchange are valued primarily using market prices.

- Bonds are generally valued according to prices quoted by an independent pricing service.

- Short-term debt securities are valued at amortized cost, which approximates market value.

- Other investment assets for which market prices are unavailable are valued at their fair value by or at the direction of the Board of Directors.

EACH FUND IS OPEN FOR BUSINESS each day the New York Stock Exchange (the "NYSE") is open. The Funds normally calculate their NAVs as of the close of business of the NYSE, normally 4 p.m. Eastern time, except that an option or futures contract held by a Fund may be priced at the close of the regular session of any other securities exchange on which that instrument is traded.

The Funds may invest in securities listed on foreign exchanges which may trade on Saturdays or on U.S. national business holidays when the NYSE is closed. Consequently, the NAV of Fund shares may be significantly affected on days when a Fund does not price its shares and when you are not able to purchase or redeem a Fund's shares. Similarly, if an event materially affecting the value of foreign investments or foreign currency exchange rates occurs prior to the close of business of the NYSE but after the time their values are otherwise determined, such investments or exchange rates may be valued at their fair value as determined in good faith by or under the direction of each Fund's Board of Directors.


WHEN YOU PLACE AN ORDER TO BUY SHARES, your order will be processed at the next offering price calculated after your order is received and accepted. Note the following:


-  All of your purchases must be made in U.S. dollars.

- If you buy shares by check, and then sell those shares by any method other than by exchange to another fund in the Waddell & Reed Advisors Funds and/or W&R Funds, the payment may be delayed for up to ten days to ensure that your previous investment has cleared.


- The Funds do not issue certificates representing Class B, Class C or Class Y shares. Cash Management also does not normally issue certificates representing Class A shares.


- If you purchase shares of a Fund from certain broker-dealers, banks or other authorized third parties, the Fund will be deemed to have received your purchase order when that third party (or its designee) has received your order. Your order will receive the offering price next calculated after the order has been received in proper form by the authorized third party (or its designee). You should consult that firm to determine the time by which it must receive your order for you to purchase shares of a Fund at that day's price.

When you sign your account application, you will be asked to certify that your Social Security or other taxpayer identification number is correct and whether you are subject to backup withholding for failing to report income to the Internal Revenue Service.

Waddell & Reed, Inc. reserves the right to reject any purchase orders, including purchases by exchange, and it and the Funds reserve the right to discontinue offering Fund shares for purchase.

MINIMUM INVESTMENTS

  FOR CLASS A, CLASS B AND CLASS C:
  TO OPEN AN ACCOUNT                                               $500 (per Fund)
-----------------------------------------------------------------------------------
  For certain exchanges                                            $100 (per Fund)
-----------------------------------------------------------------------------------
  For certain retirement accounts and accounts opened
  with Automatic Investment Service                                 $50 (per Fund)
-----------------------------------------------------------------------------------
  For certain retirement accounts and accounts opened
  through payroll deductions for or by employees of
  WRIMCO, Waddell & Reed, Inc. and their affiliates                 $25 (per Fund)
-----------------------------------------------------------------------------------
  TO ADD TO AN ACCOUNT                                                 Any amount
-----------------------------------------------------------------------------------
  For certain exchanges                                            $100 (per Fund)
-----------------------------------------------------------------------------------
  For Automatic Investment Service                                  $25 (per Fund)
-----------------------------------------------------------------------------------
  FOR CLASS Y:
  TO OPEN AN ACCOUNT
-----------------------------------------------------------------------------------
  For a government entity or authority                              $10 million
  or for a corporation                              (within first twelve months)
-----------------------------------------------------------------------------------
  For other investors                                                Any amount
-----------------------------------------------------------------------------------
  TO ADD TO AN ACCOUNT                                               Any amount
===================================================================================

ADDING TO YOUR ACCOUNT
Subject to the minimums described under "Minimum Investments," you can make additional investments of any amount at any time.

TO ADD TO YOUR ACCOUNT, make your check payable to Waddell & Reed, Inc. Mail the check to Waddell & Reed, Inc., along with:

- the detachable form that accompanies the confirmation of a prior purchase or your year-to-date statement; or

- a letter stating your account number, the account registration, the Fund and the class of shares that you wish to purchase.

TO ADD TO YOUR CLASS Y ACCOUNT (OR YOUR CLASS A CASH MANAGEMENT ACCOUNT) BY
WIRE: Instruct your bank to wire the amount you wish to invest, along with the account number and registration, to UMB Bank, n.a., ABA Number 101000695, for the account of Waddell & Reed Number 9800007978, Special Account for Exclusive Benefit of Customers FBO Customer Name and Account Number.

If you purchase shares of the Funds from certain broker-dealers, banks or other authorized third parties, additional purchases may be made through those firms.

SELLING SHARES
You can arrange to take money out of your Fund account at any time by selling (redeeming) some or all of your shares.

The REDEMPTION PRICE (price to sell one share of a particular class of a Fund) is the NAV per share of that Fund class, subject to any CDSC applicable to Class A, Class B or Class C shares.

TO SELL SHARES BY WRITTEN REQUEST: Complete an Account Service Request form, available from your financial advisor, or write a letter of instruction with:

-  the name on the account registration;

-  the Fund's name;

-  the Fund account number;

-  the dollar amount or number, and the class, of shares to be redeemed; and

-  any other applicable requirements listed in the table below.

Deliver the form or your letter to your financial advisor, or mail it to:

                         Waddell & Reed Services Company
                                 P. O. Box 29217
                             Shawnee Mission, Kansas
                                   66201-9217

Unless otherwise instructed, Waddell & Reed Services Company will send a check to the address on the account.

TO SELL CLASS Y SHARES OR CLASS A SHARES OF CASH MANAGEMENT BY TELEPHONE OR FAX:
If you have elected this method in your application or by subsequent authorization, call 888-WADDELL, or fax your request to 913-236-1599, and give your instructions to redeem Class Y shares and make payment by wire to your predesignated bank account or by check to you at the address on the account.

TO SELL CLASS A SHARES OF CASH MANAGEMENT OR GOVERNMENT SECURITIES BY CHECK: If you have elected this method in your application or by subsequent authorization, the Fund will provide you with forms or checks drawn on UMB Bank, n.a. You may make these checks payable to the order of any payee in any amount of $250 or more.

WHEN YOU PLACE AN ORDER TO SELL SHARES, your shares will be sold at the next NAV calculated, subject to any applicable CDSC, after receipt of a written request for redemption in good order by Waddell & Reed Services Company at the address listed above. Note the following:

- If more than one person owns the shares, each owner must sign the written request.

-  If you hold a certificate, it must be properly endorsed and sent to the Fund.

- If you recently purchased the shares by check, the Fund may delay payment of redemption proceeds. You may arrange for the bank upon which the purchase check was drawn to provide to the Fund telephone or written assurance that the check has cleared and been honored. If you do not, payment of the redemption proceeds on these shares will be delayed until the earlier of 10 days or the date the Fund can verify that your purchase check has cleared and been honored.

- Redemptions may be suspended or payment dates postponed on days when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted or as permitted by the Securities and Exchange Commission.

- Payment is normally made in cash, although under extraordinary conditions redemptions may be made in portfolio securities when a Fund's Board of Directors determines that conditions exist making cash payments undesirable. A Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of its NAV during any 90-day period for any one shareholder.

- If you purchased shares from certain broker-dealers, banks or other authorized third parties, you may sell those shares through those firms, some of which may charge you a fee and may have additional requirements to sell Fund shares. The Fund will be deemed to have received your order to sell shares when that firm (or its designee) has received your order. Your order will receive the NAV of the applicable Class subject to any applicable CDSC next calculated after the order has been received in proper form by the authorized firm (or its designee). You should consult that firm to determine the time by which it must receive your order for you to sell shares at that day's price.


  SPECIAL REQUIREMENTS FOR SELLING SHARES


  ACCOUNT TYPE             SPECIAL REQUIREMENTS
--------------------------------------------------------------------------------
  Individual               The written instructions must be
  or Joint Tenant          signed by all persons required to sign for
                           transactions, exactly as their names appear on the
                           account.
--------------------------------------------------------------------------------
  Sole                     The written instructions must be
  Proprietorship           signed by the individual owner of the business.
--------------------------------------------------------------------------------
  UGMA,                    The custodian must sign the written instructions
  UTMA                     indicating capacity as custodian.
--------------------------------------------------------------------------------
  Retirement               The written instructions must be signed by a
  Account                  properly authorized person.
--------------------------------------------------------------------------------
  Trust                    The trustee must sign the written instructions
                           indicating capacity as trustee. If the trustee's name
                           is not in the account registration, provide a
                           currently certified copy of the trust document.
--------------------------------------------------------------------------------
  Business                 At least one person authorized by
  or Organization          corporate resolution to act on the account must sign
                           the written instructions.
--------------------------------------------------------------------------------
  Conservator, Guardian or The written instructions must be signed by the
  Other Fiduciary          person properly authorized by court order to act in
                           the particular fiduciary capacity.
================================================================================


A Fund may require a signature guarantee in certain situations such as:

-  a redemption request made by a corporation, partnership or fiduciary;

-  a redemption request made by someone other than the owner of record; or

-  the check is made payable to someone other than the owner of record.

This requirement is to protect you and Waddell & Reed from fraud. You can obtain a signature guarantee from most banks and securities dealers, but not from a notary public.

EACH FUND RESERVES THE RIGHT TO REDEEM at NAV all of your Fund shares (other than High Income Fund) in your account if their aggregate NAV is less than $500, or $250 for Cash Management. The Fund will give you notice and a 60-day opportunity to purchase a sufficient number of additional shares to bring the aggregate NAV of your shares to $500, or $250 for Cash Management. Cash Management may charge a fee of $1.75 per month on all accounts with a NAV of less than $250, except for retirement plan accounts.

YOU MAY REINVEST, without charge, all or part of the amount of Class A shares of a Fund you redeemed by sending to the Fund the amount you want to reinvest. The reinvested amounts must be received by the Fund within forty-five days after the date of your redemption. You may do this only once with Class A shares of a Fund.

The CDSC will not apply to the proceeds of Class A (as applicable), Class B or Class C shares of a Fund which are redeemed and then reinvested in Class A, Class B or Class C shares, as applicable, of the Fund within forty-five days after such redemption. The Distributor will, with your reinvestment, restore an amount equal to the deferred sales charge attributable to the amount reinvested by adding the deferred sales charge amount to your reinvestment. For purposes of determining future deferred sales charges, the reinvestment will be treated as a new investment. You may do this only once as to Class A shares of a Fund, once as to Class B shares of a Fund and once as to Class C shares of a Fund.


Payments of principal and interest on loans made pursuant to a 401(a) qualified plan (if such loans are permitted by the plan) may be reinvested, without payment of a sales charge, in Class A shares of any Waddell & Reed Advisors Fund in which the plan may invest.

TELEPHONE TRANSACTIONS

The Funds and their agents will not be liable for following instructions communicated by telephone that they reasonably believe to be genuine. Each Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. If a Fund fails to do so, the Fund may be liable for losses due to unauthorized or fraudulent instructions. Current procedures relating to instructions communicated by telephone include tape recording instructions, requiring personal identification and providing written confirmations of transactions effected pursuant to such instructions.

SHAREHOLDER SERVICES

Waddell & Reed provides a variety of services to help you manage your account.

PERSONAL SERVICE

Your local financial advisor is available to provide personal service. Additionally, a toll-free call, 800-366-5465, connects you to a Client Services Representative or our automated customer telephone service. During normal business hours, our Client Services staff is available to answer your questions or update your account records. At almost any time of the day or night, you may access your account information from a touch-tone phone, or from our web site, www.waddell.com, to:

-  Obtain information about your accounts;

- Obtain price information about other funds in the Waddell & Reed Advisors Funds and/or W&R Funds; or

-  Request duplicate statements.

REPORTS
Statements and reports sent to you include the following:

- confirmation statements (after every purchase, other than those purchases made through Automatic Investment Service, and after every exchange, transfer or redemption)

-  year-to-date statements (quarterly)

-  annual and semiannual reports to shareholders (every six months)

To reduce expenses, only one copy of the most recent annual and semiannual reports of the Funds may be mailed to your household, even if you have more than one account with a Fund. Call the telephone number listed for Client Services if you need additional copies of annual or semiannual reports or account information.

EXCHANGES

You may sell your shares and buy shares of the same Class of another Fund in the Waddell & Reed Advisors Funds or in W&R Funds without the payment of an additional sales charge if you buy Class A shares or payment of a CDSC when you exchange Class B or Class C shares. For Class B and Class C shares or Class A shares to which the CDSC would otherwise apply, the time period for the deferred sales charge will continue to run. In addition, exchanging Class Y shareholders in the Waddell & Reed Advisors Funds may buy Class A shares of Waddell & Reed Advisors Cash Management.

You may exchange any Class A shares of the Government Securities, Municipal Bond and Municipal High Income Funds that you have held for at least six months and any Class A shares of these Funds acquired as payment of a dividend or distribution for Class A shares of any other fund in the Waddell & Reed Advisors Funds. You may exchange any Class A shares of the Government Securities, Municipal Bond and Municipal High Income Funds that you have held for less than six months only for Class A shares of Government Securities, Municipal Bond, and Municipal High Income Funds and Cash Management.

You may exchange only into funds that are legally permitted for sale in your state of residence. Note that exchanges out of a Fund may have tax consequences for you. Before exchanging into a fund, read its prospectus.

THE FUNDS RESERVE THE RIGHT to terminate or modify these exchange privileges at any time, upon notice in certain instances.

AUTOMATIC TRANSACTIONS FOR CLASS A, CLASS B AND CLASS C SHAREHOLDERS

Flexible Withdrawal Service lets you set up ongoing monthly, quarterly, semiannual or annual redemptions from your account.

Regular Investment Plans allow you to transfer money into your Fund account, or between fund accounts, automatically. While Regular Investment Plans do not guarantee a profit and will not protect you against loss in a declining market, they can be an excellent way to invest for retirement, a home, educational expenses and other long-term financial goals.

Certain restrictions and fees imposed by the plan custodian may also apply for retirement accounts. Speak with your financial advisor for more information.


  REGULAR INVESTMENT PLANS

  AUTOMATIC INVESTMENT SERVICE
  TO MOVE MONEY FROM YOUR BANK ACCOUNT TO AN EXISTING FUND ACCOUNT

                    MINIMUM AMOUNT              MINIMUM FREQUENCY
                    $25 (per Fund)                   Monthly
--------------------------------------------------------------------------------

FUNDS PLUS SERVICE
TO MOVE MONEY FROM WADDELL & REED ADVISORS CASH MANAGEMENT TO A FUND WHETHER IN THE SAME OR A DIFFERENT ACCOUNT IN THE SAME CLASS

                    MINIMUM AMOUNT              MINIMUM FREQUENCY
                    $100 (per Fund)                  Monthly
--------------------------------------------------------------------------------

DISTRIBUTIONS AND TAXES
DISTRIBUTIONS

Each Fund distributes substantially all of its net investment income and net capital gains to its shareholders each year.

Usually, a Fund distributes net investment income at the following times: Bond Fund, High Income Fund, and Municipal Bond Fund, monthly; Cash Management, Government Securities Fund, Municipal High Income Fund and High Income Fund II, daily. Dividends declared for a particular day are paid to shareholders of record on the prior business day. However, dividends delared for Saturday and Sunday are paid to shareholders of record on the preceeding Thursday. Net capital gains (and any net gains from foreign currency transactions) usually are distributed in December.


DISTRIBUTION OPTIONS. When you open an account, specify on your application how you want to receive your distributions. Each Fund offers two options:

1. SHARE PAYMENT OPTION. Your dividends, capital gains and other distributions with respect to a class will be automatically paid in additional shares of the same class of the Fund. If you do not indicate a choice on your application, you will be assigned this option.

2. CASH OPTION. You will be sent a check for your dividends, capital gains and other distributions if the total distribution is equal to or greater than five dollars. If the distribution is less than five dollars, it will be automatically paid in additional shares of the same class of the Fund.

For retirement accounts, all distributions are automatically paid in additional shares.

TAXES
As with any investment, you should consider how your investment in a Fund will be taxed. If your account is not a tax-deferred retirement account (or you are not otherwise exempt from income tax), you should be aware of the following tax implications:

TAXES ON DISTRIBUTIONS. Dividends from a Fund's investment company taxable income (which includes net short-term gains), if any, generally are taxable to you as ordinary income whether received in cash or paid in additional Fund shares. Distributions of a Fund's net capital gains, when designated as such, are taxable to you as long-term capital gains, whether received in cash or paid in additional Fund shares and regardless of the length of time you have owned your shares. For Federal income tax purposes, your long-term capital gains generally are taxed at a maximum rate of 20%.

Each Fund notifies you after each calendar year-end as to the amounts of dividends and other distributions paid (or deemed paid) to you for that year.

A portion of the dividends paid by a Fund, whether received in cash or paid in additional Fund shares, may be eligible for the dividends received deduction allowed to corporations. The eligible portion may not exceed the aggregate dividends received by a Fund from U.S. corporations. However, dividends received by a corporate shareholder and deducted by it pursuant to the dividends received deduction are subject indirectly to the Federal alternative minimum tax.

WITHHOLDING. Each Fund must withhold 31% of all dividends, capital gains and other distributions and redemption proceeds payable to individuals and certain other noncorporate shareholders who do not furnish the Fund with a correct taxpayer identification number. Withholding at that rate from dividends, capital gains and other distributions also is required for shareholders subject to backup withholding.

TAXES ON TRANSACTIONS. Your redemption of Fund shares will result in a taxable gain or loss to you, depending on whether the redemption proceeds are more or less than what you paid for the redeemed shares (which normally includes any sales charge paid). An exchange of Fund shares for shares of any other fund in the Waddell & Reed Advisors Funds or W&R Funds generally will have similar tax consequences. However, special rules apply when you dispose of a Fund's Class A shares through a redemption or exchange within ninety days after your purchase and then reacquire Class A shares of that Fund or acquire Class A shares of another fund in the Waddell & Reed Advisors Funds without paying a sales charge due to the forty-five day reinvestment privilege or exchange privilege. See "Your Account." In these cases, any gain on the disposition of the original Fund shares will be increased, or loss decreased, by the amount of the sales charge you paid when those shares were acquired, and that amount will increase the adjusted basis of the shares subsequently acquired. In addition, if you purchase shares of a Fund within thirty days before or after redeeming other shares of the Fund (regardless of class) at a loss, part or all of that loss will not be deductible and will increase the basis of the newly purchased shares.

For Municipal Bond Fund and Municipal High Income Fund, interest on indebtedness incurred or continued to purchase or carry shares of the Fund will not be deductible for Federal income tax purposes to the extent the Fund's distributions consist of exempt-interest dividends. Proposals may be introduced before Congress for the purpose of restricting or eliminating the Federal income tax exemption for interest on municipal bonds. If such a proposal were enacted, the availability of municipal bonds for investment by the Fund and the value of its portfolio would be affected. In that event, the Fund may decide to reevaluate its investment goal and policies.

STATE AND LOCAL INCOME TAXES. The portion of the dividends paid by each Fund attributable to interest earned on U.S. Government securities generally is not subject to state and local income taxes, although distributions by any Fund to its shareholders of net realized gains on the sale of those securities are fully subject to those taxes. You should consult your tax adviser to determine the taxability of dividends and other distributions by the Funds in your state and locality.

The foregoing is only a summary of some of the important Federal income tax considerations generally affecting each Fund and its shareholders; you will find more information in the Fund's SAI. There may be other Federal, state or local tax considerations applicable to a particular investor. You are urged to consult your own tax adviser.

[GRAPHIC]
-------------------------------------------------------------------------------
THE MANAGEMENT OF THE FUNDS

PORTFOLIO MANAGEMENT

Each Fund is managed by WRIMCO, subject to the authority of each Fund's Board of Directors. WRIMCO provides investment advice to each of the Funds and supervises each Fund's investments. WRIMCO and/or its predecessor have served as investment manager to each of the registered investment companies in the Waddell & Reed Advisors Funds, W&R Funds and Target/United Funds since the inception of each company. WRIMCO is located at 6300 Lamar Avenue, P.O. Box 29217, Shawnee Mission, Kansas 66201-9217.


James C. Cusser is primarily responsible for the management of the Bond Fund and the Government Securities Fund. Mr. Cusser has held his Fund responsibilities since September 1992 for Bond Fund and since January 1997 for Government Securities Fund. He is Vice President of WRIMCO, Vice President of the Funds and Vice President of other investment companies for which WRIMCO serves as investment manager. Mr. Cusser has served as the portfolio manager for the Funds and other investment companies managed by WRIMCO and has been an employee of WRIMCO since August 1992.


Louise D. Rieke is primarily responsible for the management of the High Income Fund and High Income Fund II. Ms. Rieke has held her Fund responsibilities for High Income Fund since January 1990, and for High Income Fund II from the Fund's inception to January 1990 and from May 1992 to the present. She is Vice President of WRIMCO, Vice President of the Funds and Vice President of other investment companies for which WRIMCO serves as investment manager. From November 1985 to March 1998, Ms. Rieke was Vice President of, and a portfolio manager for, Waddell & Reed Asset Management Company, a former affiliate of WRIMCO. Ms. Rieke has served as the portfolio manager for investment companies managed by WRIMCO and its predecessor since July 1986 and has been an employee of such since May 1971.

Bryan J. Bailey is primarily responsible for the management of the Municipal Bond Fund. Mr. Bailey has held his Fund responsibilities since June 14, 2000. He is Vice President of WRIMCO and Vice President of the Fund. Mr. Bailey has served as the Assistant Portfolio Manager for investment companies managed by WRIMCO since January 1999 and has been an employee of WRIMCO since July 1993.

Mark Otterstrom is primarily responsible for the management of the Municipal High Income Fund. Mr. Otterstrom has held his Fund responsibilities since June 14, 2000. He is Vice President of WRIMCO and Vice President of the Fund. Mr. Otterstrom has served as the Assistant Portfolio Manager for investment companies managed by WRIMCO and its predecessor since January 1995 and has been an employee of WRIMCO since May 1987.


Mira Stevovich is primarily responsible for the management of Cash Management. Ms. Stevovich has held her Fund responsibilities since May 1998. She is Vice President of WRIMCO, Vice President and Assistant Treasurer of the Fund and Vice President and Assistant Treasurer of other investment companies for which WRIMCO serves as investment manager. Ms. Stevovich has served as the Assistant Portfolio Manager for investment companies managed by WRIMCO and its predecessor since January 1989 and has been an employee of such since March 1987.

Other members of WRIMCO's investment management department provide input on market outlook, economic conditions, investment research and other considerations relating to a Fund's investments.

MANAGEMENT FEE
Like all mutual funds, the Funds pay fees related to their daily operations. Expenses paid out of each Fund's assets are reflected in its share price or dividends; they are neither billed directly to shareholders nor deducted from shareholder accounts.

Each Fund pays a management fee to WRIMCO for providing investment advice and supervising its investments. Each Fund also pays other expenses, which are explained in the SAI.

The management fee is payable at the annual rates of:

- for Bond Fund, 0.525% of net assets up to $500 million, 0.50% of net assets over $500 million and up to $1 billion, 0.45% of net assets over $1 billion and up to $1.5 billion, and 0.40% of net assets over $1.5 billion. Management fees for the Fund as a percent of the Fund's net assets for the fiscal year ended December 31, 1999 were 0.47%;


- for Government Securities Fund, 0.50% of net assets up to $500 million, 0.45% of net assets over $500 million and up to $1 billion, 0.40% of net assets over $1 billion and up to $1.5 billion, and 0.35% of net assets over $1.5 billion. Management fees for the Fund as a percent of the Fund's net assets for the fiscal year ended March 31, 2000 were 0.47%;

- for High Income Fund, 0.625% of net assets up to $500 million, 0.60% of net assets over $500 million and up to $1 billion, 0.55% of net assets over $1 billion and up to $1.5 billion, and 0.50% of net assets over $1.5 billion. Management fees for the Fund as a percent of the Fund's net assets for the fiscal year ended March 31, 2000 were 0.60%;


- for High Income Fund II, 0.625% of net assets up to $500 million, 0.60% of net assets over $500 million and up to $1 billion, 0.55% of net assets over $1 billion and up to $1.5 billion, and 0.50% of net assets over $1.5 billion. Management fees for the Fund as a percent of the Fund's net assets for the fiscal year ended September 30, 1999 were 0.56%;


- for Municipal Bond Fund, 0.525% of net assets up to $500 million, 0.50% of net assets over $500 million and up to $1 billion, 0.45% of net assets over $1 billion and up to $1.5 billion, and 0.40% of net assets over $1.5 billion. Management fees for the Fund as a percent of the Fund's net assets for the fiscal year ended September 30, 1999 were 0.44%;


- for Municipal High Income Fund, 0.525% of net assets up to $500 million, 0.50% of net assets over $500 million and up to $1 billion, 0.45% of net assets over $1 billion and up to $1.5 billion, and 0.40% of net assets over $1.5 billion. Management fees for the Fund as a percent of the Fund's net assets for the fiscal year ended September 30, 1999 were 0.50%; and


-    for Cash Management, at the annual rate of 0.40% of net assets.

WRIMCO has voluntarily agreed to waive its management fee for any day that a Fund's net assets are less than $25 million, subject to WRIMCO's right to change or modify this waiver.

[GRAPHIC]
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

The following information is to help you understand the financial performance of each Fund's Class A, Class B, Class C and Class Y (other than for Cash Management) shares for the fiscal periods shown. Certain information reflects financial results for a single Fund share. "Total return" shows how much your investment would have increased (or decreased) during each period, assuming reinvestment of all dividends and distributions.

[GRAPHIC]
--------------------------------------------------------------------------------
BOND FUND

This information has been audited by Deloitte & Touche LLP, whose independent auditors' report, along with the Fund's financial statements for the fiscal year ended December 31, 1999, is included in the Fund's SAI, which is available upon request.


For a Class A share outstanding throughout each period(1):




                                                            FOR THE FISCAL YEAR ENDED DECEMBER 31,
                                             ---------------------------------------------------------------
                                              1999         1998         1997        1996         1995
   CLASS A PER-SHARE DATA
   Net asset value,
   beginning of period                        $6.39        $6.32        $6.14       $6.34        $5.62
------------------------------------------------------------------------------------------------------------
   Income from investment operations:
     Net investment income                     0.35         0.38         0.39        0.39         0.40
     Net realized and
     unrealized gain
     (loss) on investments                    (0.42)        0.07         0.19       (0.20)        0.72
------------------------------------------------------------------------------------------------------------
   Total from investment
   operations                                 (0.07)        0.45         0.58        0.19         1.12
------------------------------------------------------------------------------------------------------------
   Less distributions from
   net investment income                      (0.35)       (0.38)       (0.40)      (0.39)       (0.40)
------------------------------------------------------------------------------------------------------------
   Net asset value,
   end of period                              $5.97        $6.39        $6.32       $6.14        $6.34

   CLASS A RATIOS/SUPPLEMENTAL DATA
   Total return(2)                            -1.08%        7.27%        9.77%       3.20%       20.50%
   Net assets, end of
   period (in millions)                         $501         $551         $524        $519         $563
   Ratio of expenses
   to average net assets                       0.95%        0.84%        0.77%       0.77%        0.74%
   Ratio of net investment
   income to average
   net assets                                  5.72%        5.88%        6.34%       6.34%        6.54%
   Portfolio turnover rate                    34.12%       33.87%       35.08%      55.74%       66.38%
=============================================================================================================


(1) ON JUNE 17, 1995, FUND SHARES OUTSTANDING WERE DESIGNATED CLASS A SHARES.


(2) TOTAL RETURN CALCULATED WITHOUT TAKING INTO ACCOUNT THE SALES LOAD DEDUCTED ON AN INITIAL PURCHASE.

------------------------------------------------------------------------------
BOND FUND

For a Class B share outstanding throughout the period:



                                                               FOR THE
                                                             PERIOD FROM
                                                             9/9/99(1) TO
                                                              12/31/99
   CLASS B PER-SHARE DATA
   Net asset value, beginning of period                       $6.05
------------------------------------------------------------------------------
   Income from investment operations:
     Net investment income                                     0.10
     Net realized and unrealized loss on investments          (0.08)
------------------------------------------------------------------------------
   Total from investment operations                            0.02
------------------------------------------------------------------------------
   Less distributions from net investment income              (0.10)
------------------------------------------------------------------------------
   Net asset value, end of period                             $5.97
   CLASS B RATIOS/SUPPLEMENTAL DATA
   Total return                                                0.30%
   Net assets, end of period (in millions)                    $   2
   Ratio of expenses to average net assets                     1.91%(2)
   Ratio of net investment income to average net assets        4.93%(2)
   Portfolio turnover rate                                    34.12%(2)
==============================================================================


(1) COMMENCEMENT OF OPERATIONS.


(2) ANNUALIZED.

------------------------------------------------------------------------------
BOND FUND

For a Class C share outstanding throughout the period:



                                                                  FOR THE
                                                                PERIOD FROM
                                                                9/9/99(1) TO
                                                                 12/31/99
   CLASS C PER-SHARE DATA
   Net asset value, beginning of period                           $6.05
---------------------------------------------------------------------------------
   Income from investment operations:
     Net investment income                                         0.10
     Net realized and unrealized loss on investments              (0.09)
---------------------------------------------------------------------------------
   Total from investment operations                                0.01
---------------------------------------------------------------------------------
   Less distributions from net investment income                  (0.10)
---------------------------------------------------------------------------------
   Net asset value, end of period                                 $5.96
   CLASS C RATIOS/SUPPLEMENTAL DATA
   Total return                                                    0.13%
   Net assets, end of period (in thousands)                        $289
   Ratio of expenses to average net assets                         1.98%(2)
   Ratio of net investment income to average net assets            4.87%(2)
   Portfolio turnover rate                                        34.12%(2)
==================================================================================


(1) COMMENCEMENT OF OPERATIONS.


(2) ANNUALIZED.

------------------------------------------------------------------------------
BOND FUND

For a Class Y share outstanding throughout each period:


                                                               FOR THE FISCAL YEAR                            FOR THE
                                                               ENDED DECEMBER 31,                           PERIOD FROM
                                           -----------------------------------------------------------      6/19/95(1) TO
                                              1999            1998            1997           1996            12/31/95
   CLASS Y PER-SHARE DATA
---------------------------------------------------------------------------------------------------------------------------
   Net asset value,
   beginning of period                        $6.39           $6.32           $6.14          $6.34             $6.11
---------------------------------------------------------------------------------------------------------------------------
   Income from investment operations:
     Net investment income                     0.40            0.39            0.42           0.40              0.21
     Net realized and
     unrealized gain (loss)
     on investments                           (0.45)           0.07            0.17          (0.20)             0.22
---------------------------------------------------------------------------------------------------------------------------
   Total from investment
   operations                                 (0.05)           0.46            0.59           0.20              0.43
---------------------------------------------------------------------------------------------------------------------------
   Less distributions from net
   investment income                          (0.37)          (0.39)          (0.41)         (0.40)            (0.20)
---------------------------------------------------------------------------------------------------------------------------
   Net asset value, end of period             $5.97           $6.39           $6.32          $6.14             $6.34
   CLASS Y RATIOS/SUPPLEMENTAL DATA
   Total return                               -0.81%           7.54%          9.91%           3.35%             7.20%
   Net assets, end of period
   (in millions)                                 $2             $6              $5            $12                $3
   Ratio of expenses to
   average net assets                          0.69%           0.61%          0.64%           0.62%             0.63%(2)
   Ratio of net investment
   income to average net assets                6.00%           6.10%          6.48%           6.52%             6.41%(2)
   Portfolio turnover rate                    34.12%          33.87%         35.08%          55.74%            66.38%(2)
============================================================================================================================


(1) COMMENCEMENT OF OPERATIONS.


(2) ANNUALIZED.

[GRAPHIC]
--------------------------------------------------------------------------------
GOVERNMENT SECURITIES FUND

This information has been audited by Deloitte & Touche LLP, whose independent auditors' report, along with the Fund's financial statements for the fiscal year ended March 31, 2000, is included in the Fund's SAI, which is available upon request.


For a Class A share outstanding throughout each period(1):


                                                                 FOR THE FISCAL YEAR ENDED MARCH 31,
                                            ---------------------------------------------------------------------------
                                              2000            1999            1998           1997              1996
   CLASS A PER-SHARE DATA
   Net asset value,
   beginning of period                        $5.43           $5.46           $5.19          $5.32             $5.13
--------------------------------------------------------------------------------------------------------------------------
   Income from investment
   operations:
     Net investment income                     0.31            0.32            0.33           0.33              0.34
     Net realized and unrealized
     gain (loss) on investments               (0.21)          (0.03)           0.27          (0.13)             0.19
--------------------------------------------------------------------------------------------------------------------------
   Total from investment
   operations                                  0.10            0.29            0.60           0.20              0.53
--------------------------------------------------------------------------------------------------------------------------
   Less dividends declared from
   net investment income                      (0.31)          (0.32)          (0.33)         (0.33)            (0.34)
--------------------------------------------------------------------------------------------------------------------------
   Net asset value,
   end of period                              $5.22           $5.43           $5.46          $5.19             $5.32
   CLASS A RATIOS/SUPPLEMENTAL DATA
   Total return(2)                             1.82%           5.44%          11.84%          3.75%            10.48%
   Net assets, end of
   period (in millions)                        $117            $134            $131           $129              $146
   Ratio of expenses
   to average net assets                       1.12%           0.96%           0.89%          0.91%             0.83%
   Ratio of net investment income
   to average net assets                       5.77%           5.82%           6.14%          6.17%             6.34%
   Portfolio turnover rate                    26.78%          37.06%          35.18%         34.18%            63.05%
============================================================================================================================


(1) ON JULY 31, 1995, FUND SHARES OUTSTANDING WERE DESIGNATED CLASS A SHARES.


(2) TOTAL RETURN CALCULATED WITHOUT TAKING INTO ACCOUNT THE SALES LOAD DEDUCTED ON AN INITIAL PURCHASE.

------------------------------------------------------------------------------
GOVERNMENT SECURITIES FUND

For a Class B share outstanding throughout the period:


                                                                    FOR THE
                                                                  PERIOD FROM
                                                                  10/4/99(1) TO
                                                                    3/31/00
   CLASS B PER-SHARE DATA
   Net asset value, beginning of period                               $5.25
-------------------------------------------------------------------------------------
   Income from investment operations:
     Net investment income                                             0.13
     Net realized and unrealized loss on investments                  (0.03)
-------------------------------------------------------------------------------------
   Total from investment operations                                    0.10
-------------------------------------------------------------------------------------
   Less dividends declared from net investment income                 (0.13)
-------------------------------------------------------------------------------------
   Net asset value, end of period                                     $5.22
   CLASS B RATIOS/SUPPLEMENTAL DATA
   Total return                                                        1.88%
   Net assets, end of period (in thousands)                            $599
   Ratio of expenses to average net assets                             1.85%(2)
   Ratio of net investment income to average net assets                5.19%(2)
   Portfolio turnover rate                                            26.78%(2)
======================================================================================


(1) COMMENCEMENT OF OPERATIONS.


(2) ANNUALIZED.

GOVERNMENT SECURITIES FUND

For a Class C share outstanding throughout the period:



                                                               FOR THE
                                                `            PERIOD FROM
                                                            10/8/99(1) TO
                                                               3/31/00
   CLASS C PER-SHARE DATA
   Net asset value, beginning of period                          $5.23
-----------------------------------------------------------------------------
   Income from investment operations:
     Net investment income                                        0.12
     Net realized and unrealized loss on investments             (0.01)
-----------------------------------------------------------------------------
   Total from investment operations                               0.11
-----------------------------------------------------------------------------
   Less dividends declared from net investment income            (0.12)
-----------------------------------------------------------------------------
   Net asset value, end of period                                $5.22
   CLASS C RATIOS/SUPPLEMENTAL DATA
   Total return                                                   2.08%
   Net assets, end of period (in thousands)                       $269
   Ratio of expenses to average net assets                        2.07%(2)
   Ratio of net investment income to average net assets           4.98%(2)
   Portfolio turnover rate                                       26.78%(2)
=============================================================================


(1) COMMENCEMENT OF OPERATIONS.


(2) ANNUALIZED.

GOVERNMENT SECURITIES FUND

For a Class Y share outstanding throughout each period:




                                                               FOR THE FISCAL YEAR                            FOR THE
                                                                 ENDED MARCH 31,                            PERIOD FROM
                                            ------------------------------------------------------------    9/27/95(1) TO
                                              2000            1999            1998           1997             3/31/96
   CLASS Y PER-SHARE DATA
   Net asset value,
   beginning of period                        $5.43           $5.46           $5.19          $5.32             $5.33
---------------------------------------------------------------------------------------------------------------------------
   Income from investment operations:
     Net investment income                     0.33            0.33            0.34           0.34              0.17
     Net realized and
     unrealized gain (loss)
     on investments                           (0.21)          (0.03)           0.27          (0.13)            (0.01)
---------------------------------------------------------------------------------------------------------------------------
   Total from investment
   operations                                  0.12            0.30            0.61           0.21              0.16
---------------------------------------------------------------------------------------------------------------------------
   Less dividends declared
   from net investment income                 (0.33)          (0.33)          (0.34)         (0.34)            (0.17)
---------------------------------------------------------------------------------------------------------------------------
   Net asset value, end of period             $5.22           $5.43           $5.46          $5.19             $5.32
   CLASS Y RATIOS/SUPPLEMENTAL DATA

   Total return                                2.20%           5.71%         12.02%           3.99%             3.04%
   Net assets, end of period
   (in millions)                                 $2              $2             $2              $1                $1
   Ratio of expenses to
   average net assets                          0.75%           0.68%          0.66%           0.67%             0.60%(2)
   Ratio of net investment
   income to average net assets                6.15%           6.10%          6.37%           6.41%             6.40%(2)
   Portfolio turnover rate                    26.78%          37.06%         35.18%          34.18%            63.05%(2)
==============================================================================================================================


(1) COMMENCEMENT OF OPERATIONS.


(2) ANNUALIZED.

[GRAPHIC]
-------------------------------------------------------------------------------
HIGH INCOME FUND

This information has been audited by Deloitte & Touche LLP, whose independent auditors' report, along with the Fund's financial statements for the fiscal year ended March 31, 2000, is included in the Fund's SAI, which is available upon request.


For a Class A share outstanding throughout each period1:



                                    FOR THE FISCAL YEAR ENDED MARCH 31,
                             ---------------------------------------------------
                                 2000      1999     1998      1997     1996
CLASS A PER-SHARE DATA

  Net asset value,
  beginning of period          $9.39    $10.04     $9.25    $9.09     $8.70
--------------------------------------------------------------------------------
  Income from investment operations:
   Net investment income        0.78      0.81      0.82     0.80      0.79
   Net realized and
   unrealized gain (loss)
   on investments              (0.84)    (0.66)     0.79     0.16      0.40
--------------------------------------------------------------------------------
  Total from investment
  operations                   (0.06)     0.15      1.61     0.96      1.19
--------------------------------------------------------------------------------
  Less dividends from net
  investment income            (0.79)    (0.80)    (0.82)   (0.80)    (0.80)
--------------------------------------------------------------------------------
  Net asset value,
  end of period                $8.54     $9.39    $10.04    $9.25     $9.09
CLASS A RATIOS/SUPPLEMENTAL DATA
  Total return(2)              -0.65%     1.70%    18.03%   10.94%    14.16%
  Net assets, end of
  period (in millions)          $826    $1,009   $1,102      $983     $972
  Ratio of expenses
  to average net assets         1.04%     0.94%     0.84%    0.89%     0.85%
  Ratio of net investment
  income to average
  net assets                    8.65%     8.44%     8.38%    8.68%     8.74%
  Portfolio turnover rate      41.55%    53.19%    63.40%   53.17%    41.67%
================================================================================

(1) ON JULY 31, 1995, FUND SHARES OUTSTANDING WERE DESIGNATED CLASS A SHARES.
(2) TOTAL RETURN CALCULATED WITHOUT TAKING INTO ACCOUNT THE SALES LOAD DEDUCTED ON AN INITIAL PURCHASE.

HIGH INCOME FUND

For a Class B share outstanding throughout the period:



                                                                  FOR THE
                                                                 PERIOD FROM
                                                                10/4/99(1) TO
                                                                   3/31/00
CLASS B PER-SHARE DATA

  Net asset value, beginning of period                             $8.84
----------------------------------------------------------------------------
  Income from investment operations:
   Net investment income                                            0.36
   Net realized and unrealized loss on investments                 (0.30)
----------------------------------------------------------------------------
  Total from investment operations                                  0.06
----------------------------------------------------------------------------
  Less dividends from net investment income                        (0.36)
----------------------------------------------------------------------------
  Net asset value, end of period                                   $8.54

CLASS B RATIOS/SUPPLEMENTAL DATA
  Total return                                                      0.61%
  Net assets, end of period (in millions)                             $3
  Ratio of expenses to average net assets                           1.96%(2)
  Ratio of net investment income to average net assets              7.79%(2)
  Portfolio turnover rate                                          41.55%(2)
============================================================================


(1) COMMENCEMENT OF OPERATIONS.


(2) ANNUALIZED.

HIGH INCOME FUND

For a Class C share outstanding throughout the period:


                                                                  FOR THE
                                                                 PERIOD FROM
                                                                10/4/99(1) TO
                                                                   3/31/00
CLASS C PER-SHARE DATA
  Net asset value, beginning of period                            $8.84
----------------------------------------------------------------------------
  Income from investment operations:
   Net investment income                                           0.36
   Net realized and unrealized loss on investments                (0.30)
----------------------------------------------------------------------------
  Total from investment operations                                 0.06
----------------------------------------------------------------------------
  Less dividends from net investment income                       (0.36)
----------------------------------------------------------------------------
  Net asset value, end of period                                  $8.54
CLASS C RATIOS/SUPPLEMENTAL DATA
  Total return                                                     0.65%
  Net assets, end of period (in thousands)                         $404
  Ratio of expenses to average net assets                          1.91%(2)
  Ratio of net investment income to average net assets             7.88%(2)
  Portfolio turnover rate                                         41.55%(2)
============================================================================


(1) COMMENCEMENT OF OPERATIONS.


(2) ANNUALIZED.

HIGH INCOME FUND

For a Class Y share outstanding throughout each period:



                                                                     FOR THE
                             FOR THE FISCAL YEAR ENDED MARCH 31,   PERIOD FROM
                          --------------------------------------   1/4/96(1) TO
                             2000     1999      1998      1997      3/31/96
CLASS Y PER-SHARE DATA
  Net asset value,
  beginning of period          $9.39    $10.04     $9.25    $9.10    $9.19
--------------------------------------------------------------------------------
  Income from investment operations:
   Net investment
   income                       0.81      0.83      0.82     0.81     0.20
   Net realized and
   unrealized gain (loss)
   on investments              (0.84)    (0.66)     0.79     0.15    (0.10)
--------------------------------------------------------------------------------
  Total from investment
  operations                   (0.03)     0.17      1.61     0.96     0.10
--------------------------------------------------------------------------------
  Less dividends from
  net investment income        (0.82)    (0.82)    (0.82)   (0.81)   (0.19)
--------------------------------------------------------------------------------
  Net asset value,
  end of period                $8.54     $9.39    $10.04    $9.25    $9.10
CLASS Y RATIOS/SUPPLEMENTAL DATA
  Total return                 -0.39%     1.90%    18.13%   11.07%    1.00%
  Net assets, end of
  period (in millions)            $2        $2        $3       $3       $2
  Ratio of expenses to
  average net assets            0.79%     0.74%     0.77%    0.77%    0.80%(2)
  Ratio of net investment
  income to average
  net assets                    8.91%     8.62%     8.46%    8.78%    8.55%(2)
  Portfolio turnover rate      41.55%    53.19%    63.40%   53.17%   41.67%(2)
================================================================================


(1) COMMENCEMENT OF OPERATIONS.


(2) ANNUALIZED.

[GRAPHIC]
-------------------------------------------------------------------------------
HIGH INCOME FUND II

This information has been audited by Deloitte & Touche LLP, whose independent auditors' reports, along with the Fund's financial statements for the fiscal year ended September 30, 1999 and the six months ended March 31, 2000, are included in the Fund's SAI, which is available upon request.


For a Class A share outstanding throughout each period(1):



                        FOR THE        FOR THE FISCAL YEAR ENDED SEPTEMBER 30,
                      SIX MONTHS   -----------------------------------------------
                     ENDED 3/31/00     1999     1998     1997     1996     1995

CLASS A PER-SHARE DATA
  Net asset value,
  beginning of period        $3.88    $4.12   $4.42    $4.14    $4.03    $3.96
--------------------------------------------------------------------------------
  Income from investment
  operations:
   Net investment income      0.17     0.35    0.37     0.36     0.35     0.35
   Net realized and
   unrealized gain (loss)
   on investments            (0.13)   (0.24)  (0.30)    0.28     0.11     0.07
--------------------------------------------------------------------------------
  Total from investment
  operations                  0.04     0.11    0.07     0.64     0.46     0.42
--------------------------------------------------------------------------------
  Less dividends declared
  from net investment
  income                     (0.17)   (0.35)  (0.37)   (0.36)   (0.35)   (0.35)
--------------------------------------------------------------------------------
  Net asset value, end of
  period                     $3.75    $3.88   $4.12    $4.42    $4.14    $4.03
CLASS A RATIOS/SUPPLEMENTAL DATA
  Total return(2)             0.94%    2.66%   1.22%   16.20%   11.90%   11.25%
  Net assets, end of
  period (in millions)        $328     $371    $416     $407     $368     $368
  Ratio of expenses
  to average net assets       1.17%(3) 1.06%   0.96%    0.93%    0.95%    0.89%
  Ratio of net investment
  income to average
  net assets                  8.70%(3) 8.60%   8.26%    8.54%    8.60%    8.93%
  Portfolio turnover rate    27.31%   46.17%  58.85%   64.38%   55.64%   26.82%
================================================================================

(1) ON JANUARY 12, 1996, FUND SHARES OUTSTANDING WERE DESIGNATED CLASS A SHARES.

(2) TOTAL RETURN CALCULATED WITHOUT TAKING INTO ACCOUNT THE SALES LOAD DEDUCTED ON AN INITIAL PURCHASE.


(3) ANNUALIZED.

HIGH INCOME FUND II

For a Class B share outstanding throughout the period:


                                                                   FOR THE
                                                                 PERIOD FROM
                                                                10/6/99(1) TO
                                                                   3/31/00
CLASS B PER-SHARE DATA
  Net asset value, beginning of period                                $3.88
-------------------------------------------------------------------------------

  Income from investment operations:
   Net investment income                                               0.15
   Net realized and unrealized loss on investments                    (0.13)
-------------------------------------------------------------------------------

  Total from investment operations                                     0.02
-------------------------------------------------------------------------------
  Less dividends declared from net investment income                  (0.15)
-------------------------------------------------------------------------------
  Net asset value, end of period                                      $3.75
CLASS B RATIOS/SUPPLEMENTAL DATA
  Total return                                                         0.31%
  Net assets, end of period (in millions)                                $1
  Ratio of expenses to average net assets                              2.06%(2)
  Ratio of net investment income to average net assets                 7.77%(2)
  Portfolio turnover rate                                             27.31%(3)
===============================================================================


(1) COMMENCEMENT OF OPERATIONS.


(2) ANNUALIZED.


(3) FOR THE SIX MONTHS ENDED MARCH 31, 2000.

HIGH INCOME FUND II

For a Class C share outstanding throughout the period:


                                                                   FOR THE
                                                                 PERIOD FROM
                                                                10/6/99(1) TO
                                                                   3/31/00
CLASS C PER-SHARE DATA

  Net asset value, beginning of period                              $3.88
---------------------------------------------------------------------------
  Income from investment operations:
   Net investment income                                             0.15
   Net realized and unrealized loss on investments                  (0.13)
---------------------------------------------------------------------------
  Total from investment operations                                   0.02
---------------------------------------------------------------------------
  Less dividends declared from net investment income                (0.15)
---------------------------------------------------------------------------
  Net asset value, end of period                                    $3.75
CLASS C RATIOS/SUPPLEMENTAL DATA
  Total return                                                       0.28%
  Net assets, end of period (in thousands)                           $195
  Ratio of expenses to average net assets                            2.11%(2)
  Ratio of net investment income to average net assets               7.73%(2)
  Portfolio turnover rate                                           27.31%(3)
============================================================================


(1) COMMENCEMENT OF OPERATIONS.


(2) ANNUALIZED.


(3) FOR THE SIX MONTHS ENDED MARCH 31, 2000.

--------------------------------------------------------------------------------
HIGH INCOME FUND II

For a Class Y share outstanding throughout each period:


                                            FOR THE FISCAL YEAR          FOR THE
                              FOR THE        ENDED SEPTEMBER 30,       PERIOD FROM
                            SIX MONTHS    -------------------------   2/27/96(1) TO
                          ENDED 3/31/00   1999       1998     1997       9/30/96
CLASS Y PER-SHARE DATA

  Net asset value,
  beginning of period         $3.88       $4.12      $4.42    $4.14    $4.15
-----------------------------------------------------------------------------------------
  Income from investment
  operations:

   Net investment income       0.18        0.36       0.37     0.37     0.21

   Net realized and
   unrealized gain (loss)
   on investments             (0.13)      (0.24)     (0.30)    0.28    (0.01)
-----------------------------------------------------------------------------------------
  Total from investment
  operations                   0.05        0.12       0.07     0.65     0.20
-----------------------------------------------------------------------------------------
  Less dividends declared
  from net investment
  income                      (0.18)      (0.36)     (0.37)   (0.37)   (0.21)
-----------------------------------------------------------------------------------------
  Net asset value, end of
   period                     $3.75       $3.88      $4.12    $4.42    $4.14

CLASS Y RATIOS/SUPPLEMENT DATA

  Total return                 1.10%       2.95%      1.38%   16.38%    5.00%

  Net assets, end of
  period (in millions)           $3          $3         $2       $2       $2

  Ratio of expenses to
  average net assets           0.84%(2)    0.77%      0.79%    0.77%    0.77%(2)

  Ratio of net
  investment income to
  average net assets           8.98%(2)    8.89%      8.43%    8.69%    8.83%(2)

  Portfolio turnover rate     27.31%      46.17%     58.85%   64.38%   55.64%(2)
=========================================================================================

(1)  COMMENCEMENT OF OPERATIONS.
(2)  ANNUALIZED.

[GRAPHIC]
--------------------------------------------------------------------------------
MUNICIPAL BOND FUND

This information has been audited by Deloitte & Touche LLP, whose independent auditors' reports, along with the Fund's financial statements for the fiscal year ended September 30, 1999 and the six months ended March 31, 2000, are included in the Fund's SAI, which is available upon request.


For a Class A share outstanding throughout each period(1):


                              FOR THE
                             SIX MONTHS   FOR THE FISCAL YEAR ENDED SEPTEMBER 30,
                               ENDED      ---------------------------------------
                              3/31/00      1999     1998    1997     1996    1995
CLASS A PER-SHARE DATA

  Net asset value,
  beginning of period          $6.90       $7.63    $7.47   $7.32    $7.25   $6.91
-----------------------------------------------------------------------------------------
  Income from investment
  operations:

   Net investment income        0.18        0.36     0.37    0.38    0.39     0.39

   Net realized and unrealized
   gain (loss) on investments  (0.13)      (0.61)    0.25    0.30    0.12     0.38
-----------------------------------------------------------------------------------------
  Total from investment
  operations                    0.05       (0.25)    0.62    0.68    0.51     0.77
-----------------------------------------------------------------------------------------
  Less distributions:

   From net investment income  (0.18)      (0.37)   (0.37)  (0.37)  (0.39)   (0.39)

   From capital gains          (0.03)      (0.11)   (0.09)  (0.16)  (0.05)   (0.00)

   In excess of capital gains  (0.04)      (0.00)   (0.00)  (0.00)  (0.00)   (0.04)
-----------------------------------------------------------------------------------------
  Total distributions          (0.25)      (0.48)   (0.46)  (0.53)  (0.44)   (0.43)
-----------------------------------------------------------------------------------------
  Net asset value, end of
   period                      $6.70       $6.90    $7.63   $7.47   $7.32    $7.25

CLASS A RATIOS/SUPPLEMENTAL DATA

  Total return(2)               0.83%      -3.46%    8.67%   9.77%   7.16%   11.51%

  Net assets, end of period
   (in millions)                $774        $874     $997    $994    $997     $975

  Ratio of expenses to average
   net assets                   0.90%(3)    0.79%    0.72%   0.67%   0.68%    0.65%

  Ratio of net investment
  income to average net assets  5.30%(3)    4.98%    4.95%   5.14%   5.23%    5.51%

  Portfolio turnover
   rate                         9.41%      30.93%   50.65%  47.24%  74.97%   70.67%
=========================================================================================


(1)  ON JANUARY 21, 1996, FUND SHARES OUTSTANDING WERE DESIGNATED CLASS A
     SHARES.


(2) TOTAL RETURN CALCULATED WITHOUT TAKING INTO ACCOUNT THE SALES LOAD DEDUCTED ON AN INITIAL PURCHASE.


(3)  ANNUALIZED.

--------------------------------------------------------------------------------
MUNICIPAL BOND FUND

For a Class B share outstanding throughout the period:


                                                                    FOR THE
                                                                  PERIOD FROM
                                                                 10/5/99(1) TO
                                                                    3/31/00
CLASS B PER-SHARE DATA

  Net asset value, beginning of period                               $6.87
-----------------------------------------------------------------------------------
  Income from investment operations:

   Net investment income                                              0.15

   Net realized and unrealized loss on investments                   (0.10)
-----------------------------------------------------------------------------------
  Total from investment operations                                    0.05
-----------------------------------------------------------------------------------
  Less distributions:

   From net investment income                                        (0.15)

   From capital gains                                                (0.03)

   In excess of capital gains                                        (0.04)
-----------------------------------------------------------------------------------
  Total distributions                                                (0.22)
-----------------------------------------------------------------------------------
  Net asset value, end of period                                     $6.70

CLASS B RATIOS/SUPPLEMENTAL DATA

  Total return                                                        0.78%

  Net assets, end of period (in thousands)                            $421

  Ratio of expenses to average net assets                             1.88%(2)

  Ratio of net investment income to average net assets                4.34%(2)

  Portfolio turnover rate                                             9.41%(3)
===================================================================================


(1)  COMMENCEMENT OF OPERATIONS.


(2)  ANNUALIZED.


(3)  FOR THE SIX MONTHS ENDED MARCH 31, 2000.

--------------------------------------------------------------------------------
MUNICIPAL BOND FUND

For a Class C share outstanding throughout the period:

                                                                     FOR THE
                                                                   PERIOD FROM
                                                                   10/7/99(1) TO
                                                                     3/31/00
CLASS C PER-SHARE DATA

  Net asset value, beginning of period                                $6.87
--------------------------------------------------------------------------------
  Income from investment operations:

   Net investment income                                               0.15

   Net realized and unrealized loss on investments                    (0.10)
--------------------------------------------------------------------------------
  Total from investment operations                                     0.05
--------------------------------------------------------------------------------
  Less distributions:

   From net investment income                                         (0.15)

   From capital gains                                                 (0.03)

   In excess of capital gains                                         (0.04)
--------------------------------------------------------------------------------
  Total distributions                                                 (0.22)
--------------------------------------------------------------------------------
  Net asset value, end of period                                      $6.70

CLASS C RATIOS/SUPPLEMENTAL DATA

  Total return                                                         0.78%

  Net assets, end of period (in thousands)                             $202

  Ratio of expenses to average net assets                              1.92%(2)

  Ratio of net investment income to average net assets                 4.30%(2)

  Portfolio turnover rate                                              9.41%(3)
================================================================================


(1)  COMMENCEMENT OF OPERATIONS.


(2)  ANNUALIZED.


(3)  FOR THE SIX MONTHS ENDED MARCH 31, 2000.

--------------------------------------------------------------------------------
MUNICIPAL BOND FUND

For a Class Y share outstanding throughout each period:


                                                       FOR THE           FOR THE
                                                      SIX MONTHS        PERIOD FROM
                                                        ENDED         12/30/98(1) TO
                                                       3/31/00           9/30/99
CLASS Y PER-SHARE DATA

  Net asset value, beginning of period                 $6.90             $7.41
----------------------------------------------------------------------------------------
  Income from investment operations:

   Net investment income                               0.19               0.28

   Net realized and unrealized loss on investments    (0.14)             (0.51)
----------------------------------------------------------------------------------------
  Total from investment operations                     0.05              (0.23)
----------------------------------------------------------------------------------------
  Less distributions

   From net investment income                         (0.18)             (0.28)

   From capital gains                                 (0.03)             (0.00)

   In excess of capital gains                         (0.04)             (0.00)
----------------------------------------------------------------------------------------
  Total distributions                                 (0.25)             (0.28)
----------------------------------------------------------------------------------------
  Net asset value, end of period                      $6.70              $6.90

CLASS Y RATIOS/SUPPLEMENTAL DATA

  Total return                                         0.84%             -3.21%

  Net assets, end of period (in thousands)           $7,954                 $2

  Ratio of expenses to average net assets              0.74%(2)           0.67%(2)

  Ratio of net investment income to average net
   assets                                              5.47%(2)           5.08%(2)

  Portfolio turnover rate                              9.41%             30.93%(3)
========================================================================================


(1)  COMMENCEMENT OF OPERATIONS.


(2)  ANNUALIZED.


(3)  FOR THE FISCAL YEAR ENDED SEPTEMBER 30, 1999.

[GRAPHIC]
--------------------------------------------------------------------------------
MUNICIPAL HIGH INCOME FUND

This information has been audited by Deloitte & Touche LLP, whose independent auditors' reports, along with the Fund's financial statements for the fiscal year ended September 30, 1999 and the six months ended March 31, 2000, are included in the Fund's SAI, which is available upon request.


For a Class A share outstanding throughout each period(1):


                               FOR THE
                             SIX MONTHS     FOR THE FISCAL YEAR ENDED SEPTEMBER 30,
                                ENDED       ---------------------------------------
                               3/31/00       1999    1998     1997    1996    1995
  CLASS A PER-SHARE DATA
  Net asset value,
  beginning of period           $5.19       $5.69    $5.55   $5.31   $5.27   $5.12
--------------------------------------------------------------------------------------
  Income from investment
  operations:
   Net investment income         0.15       0.31     0.32     0.34    0.34    0.35
   Net realized and unrealized
   gain (loss) on investments   (0.25)     (0.37)    0.21     0.25    0.04    0.17
--------------------------------------------------------------------------------------
  Total from investment
  operations                    (0.10)     (0.06)    0.53     0.59    0.38    0.52
--------------------------------------------------------------------------------------
  Less distributions:
   Declared from net
   investment income            (0.15)     (0.31)   (0.32)   (0.34)  (0.34)  (0.35)
   From capital gains           (0.00)(2)  (0.13)   (0.07)   (0.01)  (0.00)  (0.00)
   In excess of capital gains   (0.00)(2)  (0.00)   (0.00)   (0.00)  (0.00)  (0.02)
--------------------------------------------------------------------------------------
  Total distributions           (0.15)     (0.44)   (0.39)   (0.35)  (0.34)  (0.37)
--------------------------------------------------------------------------------------
  Net asset value, end of
   period                       $4.94      $5.19    $5.69    $5.55   $5.31   $5.27

  CLASS A RATIOS/SUPPLEMENTAL DATA
  Total return(3)              -1.82%     -1.22%    9.88%   11.45%   7.40%  10.63%
  Net assets, end of
  period (in millions)           $437       $510     $522     $474    $400    $383
  Ratio of expenses to
  average net assets             0.95%(4)   0.87%    0.82%   0.78%    0.81%   0.76%
  Ratio of net investment
  income to average net assets   6.03%(4)   5.59%    5.72%   6.19%    6.41%   6.75%
  Portfolio turnover rate       10.60%     26.83%   35.16%  19.47%   26.91%  19.07%
======================================================================================


(1)  ON JANUARY 30, 1996, FUND SHARES OUTSTANDING WERE DESIGNATED CLASS A
     SHARES.


(2)  NOT SHOWN DUE TO ROUNDING.


(3) TOTAL RETURN CALCULATED WITHOUT TAKING INTO ACCOUNT THE SALES LOAD DEDUCTED ON AN INITIAL PURCHASE.


(4)  ANNUALIZED.

--------------------------------------------------------------------------------
MUNICIPAL HIGH INCOME FUND

For a class B share outstanding throughout the period:

                                                                      FOR THE
                                                                    PERIOD FROM
                                                                    10/5/99(1) TO
                                                                     3/31/00
  CLASS B PER-SHARE DATA

  Net asset value, beginning of period                                $5.16
--------------------------------------------------------------------------------
  Income from investment operations:
   Net investment income                                               0.12
   Net realized and unrealized loss on investments                    (0.22)
--------------------------------------------------------------------------------
  Total from investment operations                                    (0.10)
--------------------------------------------------------------------------------
  Less distributions:
   Declared from net investment income                                (0.12)
   From capital gains                                                 (0.00)(2)
   In excess of capital gains                                         (0.00)(2)
--------------------------------------------------------------------------------
  Total distributions                                                 (0.12)
--------------------------------------------------------------------------------
  Net asset value, end of period                                      $4.94

  CLASS B RATIOS/SUPPLEMENTAL DATA
  Total return                                                        -1.88%
  Net assets, end of period (in millions)                                $1
  Ratio of expenses to average net assets                              1.96%(3)
  Ratio of net investment income to average net assets                 5.10%(3)
  Portfolio turnover rate                                             10.60%(4)
================================================================================


(1)  COMMENCEMENT OF OPERATIONS.


(2)  NOT SHOWN DUE TO ROUNDING.


(3)  ANNUALIZED.


(4) FOR THE SIX MONTHS ENDED MARCH 31, 2000.

--------------------------------------------------------------------------------
MUNICIPAL HIGH INCOME FUND

For a Class C share outstanding throughout the period:

                                                                   FOR THE
                                                                 PERIOD FROM
                                                                 10/8/99(1) TO
                                                                   3/31/00
  CLASS C PER-SHARE DATA

  Net asset value, beginning of period                                $5.16
--------------------------------------------------------------------------------
  Income from investment operations:
   Net investment income                                               0.12
   Net realized and unrealized loss on investments                    (0.22)
--------------------------------------------------------------------------------
  Total from investment operations                                    (0.10)
--------------------------------------------------------------------------------
  Less distributions:
   Declared from net investment income                                (0.12)
   From capital gains                                                 (0.00)(2)
   In excess of capital gains                                         (0.00)(2)
--------------------------------------------------------------------------------
  Total distributions                                                 (0.12)
--------------------------------------------------------------------------------
  Net asset value, end of period                                      $4.94

  CLASS C RATIOS/SUPPLEMENTAL DATA
  Total return                                                        -1.91%
  Net assets, end of period (in thousands)                             $331
  Ratio of expenses to average net assets                              1.87%(3)
  Ratio of net investment income to average net assets                 5.16%(3)
  Portfolio turnover rate                                             10.60%(4)
================================================================================


(1)  COMMENCEMENT OF OPERATIONS.


(2)  NOT SHOWN DUE TO ROUNDING.


(3)  ANNUALIZED.


(4)  FOR THE SIX MONTHS ENDED MARCH 31, 2000.

--------------------------------------------------------------------------------
MUNICIPAL HIGH INCOME FUND

For a Class Y share outstanding throughout each period:


                                         FOR THE         FOR THE         FOR THE
                                       SIX MONTHS      PERIOD FROM     PERIOD FROM
                                          ENDED       12/30/98(1) TO     7/1/98(1) TO
                                         3/31/00        9/30/99          8/25/98
  CLASS Y PER-SHARE DATA
  Net asset value, beginning of period    $5.19          $5.65            $5.64
------------------------------------------------------------------------------------------
  Income from investment operations:
   Net investment income                   0.15           0.24             0.05
   Net realized and unrealized
   gain (loss) on investments             (0.25)         (0.33)            0.01
------------------------------------------------------------------------------------------
  Total from investment operations        (0.10)         (0.09)            0.06
------------------------------------------------------------------------------------------
  Less distributions:
   Declared from net investment income    (0.15)         (0.24)         (0.05)
   From capital gains                     (0.00)(2)      (0.13)         (0.00)
   In excess of capital gains             (0.00)(2)      (0.00)         (0.00)
------------------------------------------------------------------------------------------
  Total distributions                     (0.15)         (0.37)         (0.05)
------------------------------------------------------------------------------------------
  Net asset value, end of period          $4.94          $5.19          $5.65

  CLASS Y RATIOS/SUPPLEMENTAL DATA
  Total return                            -1.60%         -1.53%          1.07%
  Net assets, end of period (in thousands)   $2             $2             $0
  Ratio of expenses to average net assets  0.94%(3)       0.80%(3)       0.61%(3)
  Ratio of net investment income
  to average net assets                    5.94%(3)       5.68%(3)       5.99%(3)
  Portfolio turnover rate                 10.60%         26.83%(4)      35.16%(3)
==========================================================================================


(1) CLASS Y SHARES COMMENCED OPERATIONS ON JULY 1, 1998 AND CONTINUED OPERATIONS UNTIL AUGUST 25, 1998 WHEN ALL OUTSTANDING CLASS Y SHARES WERE REDEEMED AT THE ENDING NET ASSET VALUE SHOWN IN THE TABLE. OPERATIONS RECOMMENCED ON DECEMBER 30, 1998.


(2)  NOT SHOWN DUE TO ROUNDING.


(3)  ANNUALIZED.


(4)  FOR THE FISCAL YEAR ENDED SEPTEMBER 30, 1999.

[GRAPHIC]
--------------------------------------------------------------------------------
CASH MANAGEMENT

This information has been audited by Deloitte & Touche LLP, whose independent auditors' reports, along with the Fund's financial statements for the fiscal year ended June 30, 1999 and the six months ended December 31, 1999, are included in the Fund's SAI, which is available upon request.


For a Class A share outstanding throughout each period1:


                               FOR THE
                             SIX MONTHS      FOR THE FISCAL YEAR ENDED JUNE 30,
                               ENDED       ----------------------------------------
                              12/31/99     1999     1998     1997     1996     1995
  CLASS A PER-SHARE DATA
  Net asset value,
  beginning of period           $1.00     $1.00    $1.00    $1.00    $1.00    $1.00
-------------------------------------------------------------------------------------
  Net investment income        0.0241    0.0455   0.0484   0.0472   0.0487   0.0465
  Less dividends declared     (0.0241)  (0.0455) (0.0484) (0.0472) (0.0487) (0.0465)
-------------------------------------------------------------------------------------
  Net asset value, end of
  period                        $1.00     $1.00    $1.00    $1.00    $1.00    $1.00

  CLASS A RATIOS/SUPPLEMENTAL DATA
  Total return                   2.47%     4.67%    4.93%    4.80%    5.01%    4.74%
  Net assets, end of
  period (in millions)           $800      $667     $533     $514     $402     $369
  Ratio of expenses to
  average net assets             0.83%(2)  0.83%    0.89%    0.87%    0.91%    0.97%
  Ratio of net investment
  income to average net assets   4.72%(2)  4.54%    4.84%    4.70%    4.89%    4.68%
=====================================================================================


(1)  ON SEPTEMBER 5, 1995, FUND SHARES OUTSTANDING WERE DESIGNATED CLASS A
     SHARES.


(2)  ANNUALIZED.

-------------------------------------------------------------------------------
CASH MANAGEMENT


For a Class B share outstanding throughout the period:


                                                                     FOR THE
                                                                   PERIOD FROM
                                                                   9/9/99(1) to
                                                                    12/31/99

CLASS B PER-SHARE DATA
  Net asset value, beginning of period                                $1.00
-------------------------------------------------------------------------------
  Net investment income                                              0.0120
  Less dividends declared                                           (0.0120)
-------------------------------------------------------------------------------
  Net asset value, end of period                                      $1.00

CLASS B RATIOS/SUPPLEMENTAL DATA

  Total return                                                         1.21%
  Net assets, end of period (in millions)                                 $3
  Ratio of expenses to average net assets                              1.65%(2)
  Ratio of net investment income to average net assets                 4.25%(2)
===============================================================================


(1)COMMENCEMENT OF OPERATIONS.


(2)ANNUALIZED.

-------------------------------------------------------------------------------
CASH MANAGEMENT

For a Class C share outstanding throughout the period:


                                                                     FOR THE
                                                                   PERIOD FROM
                                                                   9/9/99(1) to
                                                                    12/31/99
CLASS C PER-SHARE DATA

  Net asset value, beginning of period                                $1.00
-------------------------------------------------------------------------------
  Net investment income                                              0.0119
  Less dividends declared                                           (0.0119)
-------------------------------------------------------------------------------
  Net asset value, end of period                                      $1.00

CLASS C RATIOS/SUPPLEMENTAL DATA

  Total return                                                         1.20%
  Net assets, end of period (in thousands)                              $160
  Ratio of expenses to average net assets                              1.81%(2)
  Ratio of net investment income to average net assets                 4.13%(2)
===============================================================================


(1)  COMMENCEMENT OF OPERATIONS.


(2)  ANNUALIZED.

This space is intended for your notes and calculations.

This space is intended for your notes and calculations.

This space is intended for your notes and calculations.

This space is intended for your notes and calculations.

This space is intended for your notes and calculations.

[GRAPHIC]
================================================================================

WADDELL & REED ADVISORS FUNDS


CUSTODIAN
UMB Bank, n.a.
928 Grand Boulevard
Kansas City, Missouri 64141

LEGAL COUNSEL
Kirkpatrick & Lockhart LLP
1800 Massachusetts Avenue, N. W.
Washington, D. C.  20036

INDEPENDENT AUDITORS
Deloitte & Touche LLP
1010 Grand Boulevard
Kansas City, Missouri
64106-2232

INVESTMENT MANAGER
Waddell & Reed Investment
Management Company
6300 Lamar Avenue
P. O. Box 29217
Shawnee Mission, Kansas
66201-9217
913-236-2000
888-WADDELL

UNDERWRITER
Waddell & Reed, Inc.
6300 Lamar Avenue
P. O. Box 29217
Shawnee Mission, Kansas
66201-9217
913-236-2000
888-WADDELL

SHAREHOLDER SERVICING AGENT
Waddell & Reed
Services Company
6300 Lamar Avenue
P. O. Box 29217
Shawnee Mission, Kansas
66201-9217
913-236-2000
888-WADDELL

ACCOUNTING SERVICES AGENT
Waddell & Reed
Services Company
6300 Lamar Avenue
P. O. Box 29217
Shawnee Mission, Kansas
66201-9217
913-236-2000
888-WADDELL

[GRAPHIC]
--------------------------------------------------------------------------------

WADDELL & REED ADVISORS FUNDS


You can get more information about each Fund in its --


- STATEMENT OF ADDITIONAL INFORMATION (SAI), which contains detailed information about the Fund, particularly the investment policies and practices. You may not be aware of important information about the Fund unless you read both the Prospectus and the SAI. The current SAI is on file with the Securities and Exchange Commission (SEC) and it is incorporated into this Prospectus by reference (that is, the SAI is legally part of the Prospectus).


- ANNUAL AND SEMIANNUAL REPORTS TO SHAREHOLDERS, which detail the Fund's actual investments and include financial statements as of the close of the particular annual or semiannual period. The annual report also contains a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the year covered by the report.


To request a copy of a Fund's current SAI or copies of its most recent Annual and Semiannual reports, without charge, or for other inquiries, contact the Fund or Waddell & Reed, Inc. at the address and telephone number below. Copies of the SAI, Annual and/or Semiannual reports may also be requested via e-mail at request@waddell.com.


Information about each Fund (including the current SAI and most recent Annual and Semiannual Reports) is available from the SEC's web site at http://www.sec.gov and may also be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov or from the SEC's Public Reference Room in Washington, D.C. You can find out about the operation of the Public Reference Room and applicable copying charges by calling 202-942-8090.

   The Funds' SEC file numbers are as follows:
      Waddell & Reed Advisors Funds, Inc. Bond Fund:  811-2552
      Waddell & Reed Advisors Cash Management, Inc.:  811-2922
      Waddell & Reed Advisors Government Securities Fund, Inc.: 811-3458 Waddell & Reed Advisors High Income Fund, Inc.: 811-2907
      Waddell & Reed Advisors High Income Fund II, Inc.: 811-4520 Waddell & Reed Advisors Municipal Bond Fund, Inc.: 811-2657 Waddell & Reed Advisors Municipal High Income Fund, Inc.: 811-4427


[LOGO] WADDELL & REED                                 Waddell & Reed, Inc.
       FINANCIAL SERVICES-Registered Trademark-       6300 Lamar Avenue, P. O. Box 29217
-------------------------                             Shawnee Mission, Kansas 66201-9217
INVESTING. WITH A PLAN-SM-.                           913-236-2000
                                                      888-WADDELL

            WADDELL & REED ADVISORS MUNICIPAL HIGH INCOME FUND, INC.


                                6300 Lamar Avenue

                                 P. O. Box 29217

                       Shawnee Mission, Kansas 66201-9217


                                  913-236-2000
                                   888-WADDELL



                                  June 30, 2000




                       STATEMENT OF ADDITIONAL INFORMATION



         This Statement of Additional Information (the "SAI") is not a prospectus. Investors should read this SAI in conjunction with the prospectus ("Prospectus") for the Waddell & Reed Advisors Municipal High Income Fund (the "Fund"), formerly, United Municipal High Income Fund, Inc., dated June 30, 2000, which may be obtained from the Fund or its underwriter, Waddell & Reed, Inc., at the address or telephone number shown above.


                                TABLE OF CONTENTS

         Performance Information .....................................    2

         Investment Strategies, Policies and Practices................    5

         Investment Management and Other Services ....................   33

         Purchase, Redemption and Pricing of Shares ..................   39

         Directors and Officers ......................................   51

         Payments to Shareholders ....................................   58

         Taxes .......................................................   59

         Portfolio Transactions and Brokerage ........................   63

         Other Information ...........................................   65

         Appendix A...................................................   67

         Financial Statements ........................................   73

         Waddell & Reed Advisors Municipal High Income Fund, Inc. is a mutual fund; an investment that pools shareholders' money and invests it toward a specified goal. In technical terms, the Fund is an open-end, diversified management company organized as a Maryland corporation on September 9, 1985.



                             PERFORMANCE INFORMATION

         Waddell & Reed, Inc., the Fund's underwriter, or the Fund may, from time to time, publish the Fund's total return information, yield information and/or performance rankings in advertisements and sales materials.


TOTAL RETURN

         Total return is the overall change in the value of an investment over a given period of time. An average annual total return quotation is computed by finding the average annual compounded rates of return over the one-, five-, and ten-year periods that would equate the initial amount invested to the ending redeemable value. Standardized total return information is calculated by assuming an initial $1,000 investment and, for Class A shares deducting the maximum sales load of 4.25%. All dividends and distributions are assumed to be reinvested in shares of the applicable class at net asset value for the class as of the day the dividend or distribution is paid. No sales load is charged on reinvested dividends or distributions on Class A shares. The formula used to calculate the total return for a particular class of the Fund is:

                n
        P(1 + T)  = ERV

       Where :  P = $1,000 initial payment
                T = Average annual total return
                n = Number of years
              ERV = Ending redeemable value of the $1,000 investment for the periods shown.

         Non-standardized performance information may also be presented. For example, the Fund may also compute total return for its Class A shares without deduction of the sales load in which case the same formula noted above will be used but the entire amount of the $1,000 initial payment will be assumed to have been invested. If the sales charge applicable to Class A shares were reflected, it would reduce the performance quoted for that class.


         The average annual total return quotations for Class A shares as of March 31, 2000, which is the most recent balance sheet included in this SAI, for the periods shown were as follows:

                                                     With            Without
                                                  Sales Load        Sales Load
                                                   Deducted          Deducted
One-year period from April 1, 1999 to
     March 31, 2000:                                 -8.75%            -4.70%

Five-year period from April 1, 1995 to
     March 31, 2000:                                  5.15%             6.06%

Ten-year period from April 1, 1990 to
     March 31, 2000:                                  7.01%             7.48%


         Prior to January 30, 1996, the Fund offered only one class of shares to the public. Shares outstanding on that date were designated as Class A shares. Since that date, Class Y shares of the Fund have been available to certain institutional investors.


         The cumulative total return quotation for Class B shares with the maximum deferred sales charge deducted as of March 31, 2000, which is the most recent balance sheet included in this SAI, for the period since class inception on October 4, 1999 to March 31, 2000 was -6.67%.



         The cumulative total return quotation for Class B shares without the maximum deferred sales charge deducted as of March 31, 2000, which is the most recent balance sheet included in this SAI, for the period since class inception on October 4, 1999 to March 31, 2000 was -1.88%.



         The cumulative total return quotation for Class C shares with the maximum deferred sales charge deducted as of March 31, 2000, which is the most recent balance sheet included in this SAI, for the period since class inception on October 4, 1999 to March 31, 2000 was -2.86%.



         The cumulative total return quotation for Class C shares without the maximum deferred sales charge deducted as of March 31, 2000, which is the most recent balance sheet included in this SAI, for the period since class inception on October 4, 1999 to March 31, 2000 was -1.91%.




         The average annual total return quotations for Class Y shares as of March 31, 2000, which is the most recent balance sheet included in this SAI, for the periods shown were as follows:

One year period from April 1, 1999 to
     March 31, 2000:                                 -4.52%
Period from December 31, 1998* to
     March 31, 2000:                                 -2.49%

*Date of inception.


         The Fund may also quote unaveraged or cumulative total return for a class which reflects the change in value of an investment in that class over a stated period of time. Cumulative total returns will be calculated according to the formula indicated above but without averaging the rate for the number of years in the period.


YIELD


         Yield refers to the income generated by an investment in the Fund over a given period of time. A yield quoted for a class of the Fund is computed by dividing the net investment income per share of that class earned during the period for which the yield is shown by the maximum offering price per share of that class on the last day of that period according to the following formula:

                              6
    Yield = 2((((a - b)/cd)+1)  -1)

Where with respect to a particular class of the Fund:
              a = dividends and interest earned during the period.
              b = expenses accrued for the period (net of reimbursements).
              c = the average daily number of shares of the class
                  outstanding during the period that were entitled to receive dividends.
              d = the maximum offering price per share of the class on the last day of the period.


         The yield for Class A shares of the Fund computed according to the formula for the 30-day period ended on March 31, 2000, the date of the most recent balance sheet included in this SAI, is 5.74%. The yield for Class B shares of the Fund for the 30-day period ended on March 31, 2000 is 5.21%. The yield for Class C shares of the Fund for the 30-day period ended on March 31, 2000 is 5.14%. The yield for Class Y shares of the Fund for the 30-day period ended on March 31, 2000 is 5.95%.


         The Fund may also advertise or include in sales material its tax-equivalent yield, which is calculated by applying the stated income tax rate to only the net investment income exempt from taxation according to a standard formula which provides for computation of tax-equivalent yield by dividing that portion of the Fund's yield which is tax exempt by one minus a stated income tax rate and adding the product to that portion, if any, of the yield of the Fund that is not tax-exempt.


         The tax-equivalent yield for Class A shares computed according to the formula for the 30-day period ended on March 31, 2000, the date of the most recent balance sheet included in this SAI, is 6.68%, 7.82%, 7.15%, 8.75% and 9.25% for marginal tax brackets of 15%, 28%, 31%, 36% and 39.6%, respectively. The tax-equivalent yield for Class B shares for the 30-day period ended on March 31, 2000 is 6.07%, 7.10%, 7.40%, 7.95% and 8.40% for marginal tax brackets of
15%, 28%, 31%, 36% and 39.6%, respectively. The tax-equivalent yield for Class C shares for the 30-day period ended on March 31, 2000 is 5.98%, 7.00%, 7.29%, 7.83% and 8.28% for marginal tax brackets of 15%, 28%, 31%, 36% and 39.6%, respectively. The tax-equivalent yield for Class Y shares for the 30-day period ended on March 31, 2000 is 6.93%, 8.11%, 8.45%, 9.08% and 9.59% for marginal tax brackets of 15%, 28%, 31%, 36% and 39.6%, respectively.





         Change in yields primarily reflect different interest rates received by the Fund as its portfolio securities change. Yield is also affected by portfolio quality, portfolio maturity, type of securities held and operating expenses of the applicable class.


PERFORMANCE RANKINGS AND OTHER INFORMATION


         Waddell & Reed, Inc. or the Fund also may from time to time publish in advertisements or sales material performance rankings as published by recognized independent mutual fund statistical services such as Lipper Analytical Services, Inc., or by publications of general interest such as FORBES, MONEY, THE WALL STREET JOURNAL, BUSINESS WEEK, BARRON'S, FORTUNE or MORNINGSTAR MUTUAL FUND VALUES. Each class of the Fund may also compare its performance to that of other selected mutual funds or selected recognized market indicators such as the Standard & Poor's 500 Composite Stock Price Index and the Dow Jones Industrial Average. Performance information may be quoted numerically or presented in a table, graph or other illustration. In connection with a ranking, the Fund may provide additional information, such as the particular category to which it related, the number of funds in the category, the criteria upon which the ranking is based, and the effect of sales charges, fee waivers and/or expense reimbursements.

         Performance information for the Fund may be accompanied by information about market conditions and other factors that affected the Fund's performance for the period(s) shown.


         All performance information that the Fund advertises or includes in sales material is historical in nature and is not intended to represent or guarantee future results. The value of the Fund's shares when redeemed may be more or less than their original cost.


                  INVESTMENT STRATEGIES, POLICIES AND PRACTICES

         This SAI supplements the information contained in the Prospectus and contains more detailed information about the investment strategies and policies the Fund's investment manager, Waddell & Reed Investment Management Company ("WRIMCO"), may employ and the types of instruments in which the Fund may invest, in pursuit of the Fund's goal. A summary of the risks associated with these instrument types and investment practices is included as well.

         WRIMCO might not buy all of these instruments or use all of these techniques, or use them to the full extent permitted by the Fund's investment policies and restrictions. WRIMCO buys an instrument or uses a technique only if it believes that doing so will help the Fund achieve its goal. See "Investment Restrictions" for a listing of the fundamental and non-fundamental (e.g., operating) investment restrictions and policies of the Fund.

     MUNICIPAL BONDS

         Municipal bonds are issued by a wide range of state and local governments, agencies and authorities for various public purposes. The two main kinds of municipal bonds are "general obligation" bonds and "revenue" bonds. For "general obligation" bonds, the issuer has pledged its full faith, credit and taxing power for the payment of principal and interest. "Revenue" bonds are payable only from specific sources; these may include revenues from a particular facility or class of facilities or special tax or other revenue source.

         A special class of municipal bonds issued by state and local government authorities and agencies are industrial development bonds ("IDBs"), which are also generally referred to as private activity bonds ("PABs"). The Fund may purchase IDBs and PABs only if the interest on them is free from Federal income taxation, although such interest is an item of tax preference for purposes of the Federal alternative minimum tax. In general, IDBs and PABs are revenue bonds and are issued by or on behalf of public authorities to obtain funds to finance privately operated facilities (i.e. energy and pollution control). IDBs and PABs are also used to finance public facilities such as airports or mass transit systems. The credit quality of IDBs and PABs is usually directly related to the credit standing of the user of the facilities being financed. The Fund may invest an unlimited percentage of its assets in municipal bonds that are IDBs or PABs.

         Municipal leases and participation interests therein are another type of municipal bond (collectively, "lease obligations"). These obligations, which may take the form of a lease, an installment purchase, or a conditional sale contract, are issued by state and local governments and authorities to acquire land and a variety of equipment and facilities. The factors to be considered in determining whether or not any rated municipal lease obligations are liquid include (i) the frequency of trades and quotes for the obligations; (ii) the number of dealers willing to purchase or sell the security and the number of other potential buyers; (iii) the willingness of dealers to undertake to make a market in the securities; (iv) the nature of marketplace trades, including the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer; (v) the likelihood that the marketability of the obligation will be maintained through the time the instrument is held; (vi) the credit quality of the issuer and the lessee; and (vii) the essentiality to the lessee of the property covered by the lease. Unrated municipal lease obligations are considered illiquid.

         The Fund has not held and does not intend to hold municipal lease obligations directly as a lessor of the property, but may from time to time purchase a participation interest in a municipal obligation from a bank or other third party. A participation interest gives the Fund a specified, undivided interest in the obligation in proportion to its purchased interest in the total amount of the obligation. Municipal leases frequently have risks distinct from those associated with general obligation or revenue bonds. State constitutions and statutes set forth requirements that states or municipalities must meet to incur debt, including voter referenda, interest rate limits or public sale requirements. Leases, installment purchases or conditional sale contracts have evolved as methods for governmental issuers to acquire property and equipment without being required to meet these constitutional and statutory requirements. Many leases and contracts include "non-appropriation clauses" providing that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the legislative body on a yearly or other periodic basis. Non-appropriation clauses free the issuer from debt issuance limitations. In determining the liquidity of a municipal lease obligation, WRIMCO will differentiate between direct interests in municipal leases and municipal lease-backed securities, the latter of which may take the form of a lease-backed revenue bond, a tax-exempt asset-backed security or any other investment structure using a municipal lease-purchase agreement as its base. See "Asset-

Backed Securities." While the former may present liquidity issues, the latter are based on a well established method of securing payment of a municipal lease obligation.

         WRIMCO and the Fund rely on the opinion of bond counsel for the issuer in determining whether obligations are municipal bonds. If a court holds that an obligation held by the Fund is not a municipal bond (with the result that the interest thereon is taxable), the Fund will sell the obligation as soon as possible, but it might incur a loss upon such sale.

         Municipal bonds vary widely as to their interest rates, degree of security and maturity. Bonds are selected on the basis of quality, yield and diversification. Factors that affect the yield on municipal bonds include general money market conditions, municipal bond market conditions, the size of a particular offering, the maturity of the obligation and the nature of the issue. Lower-rated bonds usually, but not always, have higher yields than similar but higher-rated bonds.

         Medium- or lower-rated municipal securities are frequently traded only in markets where the number of potential purchasers and sellers, if any, is very limited. This factor may have the effect of limiting the availability of the securities for purchase by the Fund and may also limit the ability of the Fund to sell such securities at their fair value either to meet redemption requests or in response to changes in the economy or the financial markets.

         Lower-quality debt securities are considered to be speculative and involve greater risk of default or price changes due to changes in the issuer's creditworthiness. The market prices of these securities may fluctuate more than high-quality securities and may decline significantly in periods of general economic difficulty. The market for lower-rated debt securities may be thinner and less active than that for higher-rated debt securities, which can adversely affect the prices at which the former are sold. Adverse publicity and changing investor perceptions may decrease the values and liquidity of lower-rated debt securities, especially in a thinly traded market. Valuation becomes more difficult and judgment plays a greater role in valuing lower-rated debt securities than with respect to securities for which more external sources of quotations and last sale information are available. Since the risk of default is higher for lower-rated debt securities, WRIMCO's research and credit analysis are an especially important part of managing securities of this type held by the Fund. WRIMCO continuously monitors the issuers of lower-rated debt securities in the Fund's portfolio in an attempt to determine if the issuers will have sufficient cash flow and profits to meet required principal and interest payments. The Fund may choose, at its expense or in conjunction with others, to pursue litigation or otherwise to exercise its rights as a security holder to seek to protect the interests of security holders if it determines this to be in the best interest of the Fund's shareholders.

         While credit ratings are only one factor WRIMCO relies on in evaluating high-yield debt securities, certain risks are associated with credit ratings. Credit ratings evaluate the safety of principal and interest payments, not market value risk. Credit ratings for individual securities may change from time to time, and the Fund may retain a portfolio security whose rating has been changed. See Appendix A for a description of bond ratings.

     RISKS OF CERTAIN TYPES OF MUNICIPAL BONDS

         At any one time the Fund may have more than 25% of its total assets in similar type projects in which low-quality municipal bonds are likely to be issued, including the following: electrical utilities, steel, health care and life care facilities and small industries. A substantial amount of the assets of the Fund may therefore be invested in securities that are related in such a way that an economic, business or political development or change affecting one such security would likewise affect the other securities. For example, a declining market for health care facilities might adversely affect the ability of municipalities to make timely payments of principal and interest on revenue bonds to be paid from hospital revenues. The Fund could also have more than 25% of its total assets invested in issuers in the same geographic area, but will not have more than 25% of its total assets in securities of issuers located in any one state.

         Many of the low-quality municipal bonds in which the Fund seeks to invest will be IDBs and PABs. It is likely that more than 25% of the Fund's total assets will be invested in IDBs and PABs. As discussed above under "Municipal Bonds," the entity responsible for payment of the principal and interest on IDBs and PABs is usually the nongovernmental user of the facility being financed by the bond issue. Consequently, to the extent the Fund invests up to 25% of its total assets in bonds issued by entities in any one industry, it will be subject to the risks inherent in the industry to which the issuer belongs.

         For example, a hospital's gross receipts and net income available to service its debt are influenced by demand for hospital services, the ability of the hospital to provide the services required, management and medical capabilities, economic developments in the service area, efforts by insurers and government agencies to limit rates and expenses, confidence in the hospital, service area economic developments, competition, availability and expense of malpractice insurance, Medicaid and Medicare funding, and possible Federal legislation limiting the rates of increase of hospital charges. Significant events impacting the hospital industry in any one of these areas might adversely affect the industry's ability to service its debt or to pay principal when due.

         Life care facilities are an alternative form of long-term housing for the elderly. They are subject to a wide variety of risks. Primarily, the projects must maintain adequate occupancy levels to be able to provide revenues adequate to maintain debt service payments. Moreover, since a portion of housing, medical care and other services may be financed by an initial deposit it is important that the facility maintain adequate financial reserves to secure estimated actuarial liabilities. The ability of management to accurately forecast inflationary cost pressures weighs importantly in the process. The facilities may also be impacted by regulatory cost restrictions applied to health care delivery in general, particularly state regulations or changes in Medicare and Medicaid payments or qualifications, or restrictions imposed by medical insurance companies. They may also face competition from alternative health care or conventional housing facilities in the private or public sector.

         Certain problems facing the generating industry in general may or may not affect its ability to meet obligations on bonds. These problems include the effects of (i) inflation on financing large construction programs, (ii) cost increases and delays arising out of environmental considerations, (iii) limitations of available capital on the ability to issue additional debt, (iv) the effect of shortages and high prices of fuel on operations and profits, and
(v) the effect of energy conservation on sales. Problems of these types generally affect the values of and the dividends paid on utility common stocks rather than the ability to pay bond obligations.

         Pollution control and other IDBs and PABs are issued by various state and local agencies to finance various projects, including those of domestic steel producers, and are secured solely by agreements with such companies. Domestic steel companies are suffering the consequences of such adverse trends as high labor costs, high foreign imports encouraged by foreign productivity increases and a strong U.S. dollar, and other cost pressures such as are imposed by antipollution legislation. Domestic steel capacity is being reduced currently by large-scale plant closings.

     WHEN-ISSUED AND DELAYED-DELIVERY TRANSACTIONS

         The Fund may purchase municipal bonds on a when-issued or delayed-delivery basis or sell them on a delayed-delivery basis. In either case, payment and delivery for the bonds take place at a future date. The bonds so purchased or sold by the Fund are subject to market fluctuation; their value may be less or more when delivered than the purchase price paid or received. When purchasing bonds on a when-issued or delayed-delivery basis, the Fund assumes the rights and risks of ownership, including the risk of price and yield fluctuations. No interest accrues to the

Fund until delivery and payment is completed. When the Fund makes a commitment to purchase municipal bonds on a when-issued or delayed-delivery basis, it will record the transaction and thereafter reflect the value of the bonds in determining its net asset value per share. When the Fund sells a municipal bond on a delayed-delivery basis, the Fund does not participate in further gains or losses with respect to the bond. When the Fund makes a commitment to sell municipal bonds on a delayed basis, it will record the transaction and thereafter value the bonds at the sales price in determining the Fund's net asset value per share. If the other party to a delayed-delivery transaction fails to deliver or pay for the bonds, the Fund could miss a favorable price or yield opportunity, or could suffer a loss.

         Ordinarily the Fund purchases municipal bonds on a when-issued or delayed-delivery basis with the intention of actually taking delivery of the bonds. However, before the bonds are delivered to the Fund and before it has paid for them (the "settlement date"), the Fund could sell the bonds if WRIMCO decided it was advisable to do so for investment reasons. The Fund will hold aside or segregate cash or other securities, other than those purchased on a when-issued or delayed-delivery basis, at least equal to the amount it will have to pay on the settlement date; these other securities may, however, be sold at or before the settlement date to pay the purchase price of the when-issued or delayed-delivery bonds.

     LIMITED INVESTMENT IN OTHER DEBT SECURITIES

         All of the Fund's invested assets, other than cash or receivables, must be invested in municipal bonds, except that a limited amount of assets may be invested in specified debt securities that are referred to in the Prospectus as taxable obligations and in repurchase agreements and certain derivative instruments (see discussion below). Under normal conditions, the Fund may invest in taxable obligations only if, after any such investment, not more than 20% of its total assets would consist of taxable obligations including options, futures contracts and other taxable derivative instruments. However, as a temporary defensive measure, the Fund may invest up to all of its assets in taxable obligations. The only taxable obligations that the Fund may purchase are (i) obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities ("U.S. Government securities"), (ii) bank obligations of domestic banks or savings and loan associations that are subject to regulation by the U.S. Government (which obligations may include certificates of deposit, letters of credit and acceptances), (iii) commercial paper and (iv) any of the foregoing obligations subject to repurchase agreements. The taxable commercial paper the Fund may buy must, at the time of purchase, be rated at least A by Standard & Poor's ("S&P"), or Moody's Investors Service, Inc.
("MIS").  See Appendix A for a description of these ratings.

     U.S. GOVERNMENT SECURITIES

         U.S. Government securities are high quality debt instruments issued or guaranteed as to principal or interest by the U.S. Treasury or an agency or instrumentality of the U.S. Government. These securities include Treasury Bills (which mature within one year of the date they are issued), Treasury Notes (which have maturities of one to ten years) and Treasury Bonds (which generally have maturities of more than 10 years). All such Treasury securities are backed by the full faith and credit of the United States.

         U.S. Government agencies and instrumentalities that issue or guarantee securities include, but are not limited to, the Federal Housing Administration, Fannie Mae (also known as the Federal National Mortgage Association), Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association ("Ginnie Mae"), General Services Administration, Central Bank for Cooperatives, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation ("Freddie Mac"), Farm Credit Banks, Maritime Administration, the Tennessee Valley Authority, the Resolution Funding Corporation, and the Student Loan Marketing Association.

         Securities issued or guaranteed by U.S. Government agencies and instrumentalities are not always supported by the full faith and credit of the United States. Some, such as securities issued by the Federal Home Loan Banks, are backed by the right of the agency or instrumentality to borrow from the Treasury. Others, such as securities issued by Fannie Mae, are supported only by the credit of the instrumentality and by a pool of mortgage assets. If the securities are not backed by the full faith and credit of the United States, the owner of the securities must look principally to the agency issuing the obligation for repayment and may not be able to assert a claim against the United States in the event that the agency or instrumentality does not meet its commitment.

         U.S. Government securities may include mortgage-backed securities issued by U.S. Government agencies or instrumentalities including, but not limited to, Ginnie Mae, Freddie Mac and Fannie Mae. These mortgage-backed securities include pass-through securities, participation certificates and collateralized mortgage obligations. See "Mortgage-Backed and Asset-Backed Securities." Timely payment of principal and interest on Ginnie Mae pass-throughs is guaranteed by the full faith and credit of the United States. Freddie Mac and Fannie Mae are both instrumentalities of the U.S. Government, but their obligations are not backed by the full faith and credit of the United States. It is possible that the availability and the marketability (i.e., liquidity) of the securities discussed in this section could be adversely affected by actions of the U.S. Government to tighten the availability of its credit.

     MONEY MARKET INSTRUMENTS

         Money market instruments are high-quality, short-term debt instruments that present minimal credit risk. They may include U.S. Government securities, commercial paper and other short-term corporate obligations, and certificates of deposit and other financial institution obligations. These instruments may carry fixed or variable interest rates.

     ZERO COUPON SECURITIES

         Zero coupon securities are debt obligations that do not entitle the holder to any periodic payment of interest prior to maturity or that specify a future date when the securities begin to pay current interest; instead, they are sold at a deep discount from their face value and are redeemed at face value when they mature. Because zero coupon securities do not pay current income, their prices can be very volatile when interest rates change and generally are subject to greater price fluctuations in response to changing interest rates than prices of comparable maturities that make current distributions of interest in cash.

         The Fund may invest in zero coupon securities that are zero coupon bonds of municipal and corporate issuers, "stripped" U.S. Treasury notes and bonds, and other securities that are issued with original issue discount ("OID"). The Federal tax law requires that a holder of a security with OID accrue a ratable portion of the OID on the security (and include the accrued OID on a taxable security as income) each year, even though the holder may receive no interest payment on the security during the year. Because the Fund annually must distribute substantially all of its taxable income and net tax-exempt income, including any tax-exempt OID, to continue to qualify for treatment as a regulated investment company ("RIC"), it may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those dividends will be paid from the Fund's cash assets or by liquidation of portfolio securities, if necessary, at a time when the Fund otherwise might not have done so. The Fund may realize capital gains or losses from those sales, which would increase or decrease its taxable income and or net capital gains.

         A broker-dealer creates a derivative zero by separating the interest and principal components of a U.S. Treasury security and selling them as two individual securities. CATS (Certificates of Accrual on Treasury Securities), TIGRs (Treasury Investment Growth Receipts), and TRs (Treasury Receipts) are examples of derivative zeros.

         The Federal Reserve Bank creates STRIPS (Separate Trading of Registered Interest and Principal of Securities) by separating the interest and principal components of an outstanding U.S. Treasury security and selling them as individual securities.

Bonds issued by the Resolution Funding Corporation (REFCORP) and the Financing Corporation (FICO) can also be separated in this fashion. Original issue zeros are zero coupon securities originally issued by the U.S. Government, a government agency, or a corporation in zero coupon form.

     MORTGAGE-BACKED AND ASSET-BACKED SECURITIES

         MORTGAGE-BACKED SECURITIES. Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property and include single- and multi-class pass-through securities and collateralized mortgage obligations. Multi-class pass-through securities and collateralized mortgage obligations are collectively referred to in this SAI as "CMOs." Some CMOs are directly supported by other CMOs, which in turn are supported by mortgage pools. Investors typically receive payments out of the interest and principal on the underlying mortgages. The portions of the payments that investors receive, as well as the priority of their rights to receive payments, are determined by the specific terms of the CMO class.

         The U.S. Government mortgage-backed securities in which the Fund may invest include mortgage-backed securities issued or guaranteed as to the payment of principal and interest (but not as to market value) by Ginnie Mae, Fannie Mae or Freddie Mac. Other mortgage-backed securities are issued by private issuers, generally originators of and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers and special purpose entities. Payments of principal and interest (but not the market value) of such private mortgage-backed securities may be supported by pools of mortgage loans or other mortgage-backed securities that are guaranteed, directly or indirectly, by the U.S. Government or one of its agencies or instrumentalities, or they may be issued without any government guarantee of the underlying mortgage assets but with some form of non-government credit enhancement. These credit enhancements do not protect investors from changes in market value.

         The Fund may purchase mortgage-backed securities issued by both government and non-government entities, such as banks, mortgage lenders, or other financial institutions, as long as WRIMCO determines that it is consistent with the Fund's goal and investment policies. Other types of mortgage-backed securities will likely be developed in the future, and the Fund may invest in them if WRIMCO determines they are consistent with the Fund's goal and investment policies.

         STRIPPED MORTGAGE-BACKED SECURITIES. Stripped mortgage-backed securities are created when a U.S. Government agency or a financial institution separates the interest and principal components of a mortgage-backed security and sells them as individual securities. The holder of the "principal-only" security ("PO") receives the principal payments made by the underlying mortgage-backed security, while the holder of the "interest-only" security ("IO") receives interest payments from the same underlying security.


         For example, interest-only ("IO") classes are entitled to receive all or a portion of the interest, but none (or only a nominal amount) of the principal payments, from the underlying mortgage assets. If the mortgage assets underlying an IO experience greater than anticipated principal prepayments, then the total amount of interest allocable to the IO class, and therefore the yield to investors, generally will be reduced. In some instances, an investor in an IO may fail to recoup all of the investor's initial investment, even if the security is guaranteed by the U.S. Government or considered to be of the highest quality. Conversely, principal-only ("PO") classes are entitled to receive all or a portion of the principal payments, but none of the interest, from the underlying mortgage assets. PO classes are purchased at substantial discounts from par, and the yield to investors will be reduced if principal payments are slower than expected. IOs, POs and other CMOs involve special risks, and evaluating them requires special knowledge.


         ASSET-BACKED SECURITIES. Asset-backed securities have structural characteristics similar to mortgage-backed securities, as discussed above. However, the underlying assets are not first lien mortgage loans or interests therein, but include assets such as motor vehicle installment sales contracts, other installment sale contracts, home equity loans, leases of various types of real and personal property and receivables from revolving credit (credit card) agreements. Such assets are securitized through the use of trusts or special purpose corporations. Payments or distributions of principal and interest may be guaranteed up to a certain amount and for a certain time period by a letter of credit or pool insurance policy issued by a financial institution unaffiliated with the issuer, or other credit enhancements may be present. The value of asset-backed securities may also depend on the creditworthiness of the servicing agent for the loan pool, the originator of the loans or the financial institution providing the credit enhancement.

         SPECIAL CHARACTERISTICS OF MORTGAGE-BACKED AND ASSET-BACKED SECURITIES. The yield characteristics of mortgage-backed and asset-backed securities differ from those of traditional debt securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans or other obligations generally may be prepaid at any time. Prepayments on a pool of mortgage loans are influenced by a variety of economic, geographic, social and other factors, including changes in mortgagors' housing needs, job transfers, unemployment, mortgagors' net equity in the mortgaged properties and servicing decisions. Generally, however, prepayments on fixed-rate mortgage loans will increase during a period of falling interest rates and decrease during a period of rising interest rates. Similar factors apply to prepayments on asset-backed securities, but the receivables underlying asset-backed securities generally are of a shorter maturity and thus are likely to experience substantial prepayments. Such securities, however, often provide that for a specified time period the issuers will replace receivables in the pool that are repaid with comparable obligations. If the issuer is unable to do so, repayment of principal on the asset-backed securities may commence at an earlier date.

         The rate of interest on mortgage-backed securities is lower than the interest rates paid on the mortgages included in the underlying pool due to the annual fees paid to the servicer of the mortgage pool for passing through monthly payments to certificateholders and to any guarantor, and due to any yield retained by the issuer. Actual yield to the holder may vary from the coupon rate, even if adjustable, if the mortgage-backed securities are purchased or traded in the secondary market at a premium or discount. In addition, there is normally some delay between the time the issuer receives mortgage payments from the servicer and the time the issuer makes the payments on the mortgage-backed securities, and this delay reduces the effective yield to the holder of such securities.

         Yields on pass-through securities are typically quoted by investment dealers and vendors based on the maturity of the underlying instruments and the associated average life assumption. The average life of pass-through pools varies with the maturities of the underlying mortgage loans. A pool's term may be shortened by unscheduled or early payments of principal on the underlying mortgages. Because prepayment rates of individual pools vary widely, it is not possible to predict accurately the average life of a particular pool. In the past, a common industry practice has been to assume that prepayments on pools of fixed rate 30-year mortgages would result in a 12-year average life for the pool. At present, mortgage pools, particularly those with loans with other maturities or different characteristics, are priced on an assumption of average life determined for each pool. In periods of declining interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of a pool of mortgage-related securities. Conversely, in periods of rising interest rates, the rate of prepayment tends to decrease, thereby lengthening the actual average life of the pool. Changes in the rate or "speed" of these payments can cause the value of the mortgage-backed securities to fluctuate rapidly. However, these effects may not be present, or may differ in degree, if the mortgage loans in the pools have adjustable interest rates or other special payment terms, such as a prepayment charge. Actual prepayment experience may cause the yield of mortgage-backed securities to differ from the assumed average life yield.

         The market for privately issued mortgage-backed and asset-backed securities is smaller and less liquid than the market for U.S. Government mortgage-backed securities. CMO classes may be specifically structured in a manner that provides any of a wide variety of investment characteristics, such as yield, effective maturity and interest rate sensitivity. As market conditions change, however, and especially during periods of rapid or unanticipated changes in market interest rates, the attractiveness of some CMO classes and the ability of the structure to provide the anticipated investment characteristics may be reduced. These changes can result in volatility in the market value and in some instances reduced liquidity of the CMO class.

     VARIABLE OR FLOATING RATE INSTRUMENTS

         Variable or floating rate instruments (including notes purchased directly from issuers) bear variable or floating interest rates and may carry rights that permit holders to demand payment of the unpaid principal balance plus accrued interest from the issuers or certain financial intermediaries on dates prior to their stated maturities. Floating rate securities have interest rates that change whenever there is a change in a designated base rate while variable rate instruments provide for a specified periodic adjustment in the interest rate. These formulas are designed to result in a market value for the instrument that approximates its par value.

     INDEXED SECURITIES

         The Fund may purchase securities the value of which varies in relation to the value of other securities, securities indices or other financial indicators, subject to its operating policy regarding derivative instruments. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. The performance of indexed securities depends to a great extent on the performance of the security or other instrument to which they are indexed and may also be influenced by interest rate changes in the United States and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security and their values may decline substantially if the issuer's creditworthiness deteriorates. Indexed securities may be more volatile than the underlying investments.

         Recent issuers of indexed securities have included banks, corporations, and certain U.S. Government agencies. Certain indexed securities that are not traded on an established market may be deemed illiquid.

     RESTRICTED SECURITIES

         Restricted securities are securities that are subject to legal or contractual restrictions on resale. However, restricted securities generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933, as amended, or in a registered public offering. Where registration is required, the Fund may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to seek registration of the security.

         There are risks associated with investment in restricted securities in that there can be no assurance of a ready market for resale. Also, the contractual restrictions on resale might prevent the Fund from reselling the securities at a time when such sale would be desirable. Restricted securities in which the Fund seeks to invest need not be listed or admitted to trading on a foreign or domestic exchange and may be less liquid than listed securities. Certain restricted securities, e.g., Rule 144A securities, may be determined to be liquid in accordance with guidelines adopted by the Board of Directors. See "Illiquid Investments".

     INVESTMENT COMPANY SECURITIES

         The Fund may purchase securities of closed-end investment companies. As a shareholder in an investment company, the Fund would bear its pro rata share of that investment company's expenses, which could result in duplication of certain fees, including management and administrative fees.

     ILLIQUID INVESTMENTS

         Illiquid investments are investments that cannot be sold or disposed of in the ordinary course of business within seven days at approximately the prices at which they are valued. Investments currently considered to be illiquid include:

         (i)      repurchase agreements not terminable within seven days;

        (ii) bank deposits, unless they are payable at principal plus accrued interest on demand or within seven days after demand;

       (iii) securities for which market quotations are not readily available;

        (iv) restricted securities not determined to be liquid pursuant to guidelines established by the Fund's Board of Directors;

         (v) securities involved in swap, cap, floor and collar transactions;

        (vi)      non-government stripped fixed-rate mortgage-backed securities;
                  and

       (vii) over-the-counter ("OTC") options and their underlying collateral.

         The assets used as cover for OTC options written by the Fund will be considered illiquid unless the OTC options are sold to qualified dealers who agree that the Fund may repurchase any OTC option it writes at a maximum price to be calculated by a formula set forth in the option agreement. The cover for an OTC option written subject to this procedure would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

         If through a change in values, or other circumstances, the Fund were in a position where more than 10% of its net assets were invested in illiquid securities, it would seek to take appropriate steps to protect liquidity.

     REPURCHASE AGREEMENTS

         The Fund may purchase securities subject to repurchase agreements. The Fund will not enter into a repurchase transaction that will cause more than 10% of its net assets to be invested in illiquid investments, which include repurchase agreements not terminable within seven days. See "Illiquid Investments." A repurchase agreement is an instrument under which the Fund purchases a security and the seller (normally a commercial bank or broker-dealer) agrees, at the time of purchase, that it will repurchase the security at a specified time and price. The amount by which the resale price is greater than the purchase price reflects an agreed-upon market interest rate effective for the period of the agreement. The return on the securities subject to the repurchase agreement may be more or less than the return on the repurchase agreement.


         The majority of the repurchase agreements in which the Fund will engage are overnight transactions, and the delivery pursuant to the resale typically will occur within one to five days of the purchase. The primary risk is that the Fund may suffer a loss if the seller fails to pay the agreed-upon amount on the delivery date and that amount is greater than the resale price of the underlying securities and other collateral held by the Fund. In the event of bankruptcy or other default by the seller, there may be possible delays and expenses in liquidating the underlying securities or other collateral, decline in their value and loss of interest. The return on such collateral may be more or less than that from the repurchase agreement. The Fund's repurchase agreements will be structured so as to fully collateralize the loans. In other words, the value of the underlying securities, which will be held by the Fund's custodian bank or by a third party that qualifies as a custodian under Section 17(f) of the Investment Company Act of 1940, as amended (the "1940 Act"), is and, during the entire term of the agreement, will remain at least equal to the value of the loan, including the accrued interest earned thereon. Repurchase agreements are entered into only with those entities approved by WRIMCO.


     OPTIONS, FUTURES AND OTHER STRATEGIES

         GENERAL. WRIMCO may use certain options, futures contracts (sometimes referred to as "futures"), options on futures contracts, swaps, caps, floors, collars, indexed securities and other derivative instruments (collectively, "Financial Instruments") to attempt to (i) enhance income or yield, (ii) hedge the Fund's investments, or (iii) manage other risks of the Fund's investments that can affect fluctuation in its net asset value.

         Generally, the Fund may purchase and sell any type of Financial Instrument. However, as an operating policy, the Fund will only purchase or sell a particular Financial Instrument if the Fund is authorized to invest in the type of asset by which the return on, or value of, the Financial Instrument is primarily measured.

         Hedging strategies can be broadly categorized as "short hedges" and "long hedges." A short hedge is a purchase or sale of a Financial Instrument intended partially or fully to offset potential declines in the value of one or more investments held in the Fund's portfolio. Thus, in a short hedge, the Fund takes a position in a Financial Instrument whose price is expected to move in the opposite direction of the price of the investment being hedged.

         Conversely, a long hedge is a purchase or sale of a Financial Instrument intended partially or fully to offset potential increases in the acquisition cost of one or more investments that the Fund intends to acquire. Thus, in a long hedge, the Fund takes a position in a Financial Instrument whose price is expected to move in the same direction as the price of the prospective investment being hedged. A long hedge is sometimes referred to as an anticipatory hedge. In an anticipatory hedge transaction, the Fund does not own a corresponding security and, therefore, the transaction does not relate to a security the Fund owns. Rather, it relates to a security that the Fund intends to acquire. If the Fund does not complete the hedge by purchasing the security it anticipated purchasing, the effect on the Fund's portfolio is the same as if the transaction were entered into for speculative purposes.

         Financial Instruments on securities generally are used to attempt to hedge against price movements in one or more particular securities positions that the Fund owns or intends to acquire. Financial Instruments on indices, in contrast, generally are used to attempt to hedge against price movements in market sectors in which the Fund has invested or expects to invest. Financial Instruments on debt securities may be used to hedge either individual securities or broad debt market sectors.

         The use of Financial Instruments is subject to applicable regulations of the Securities and Exchange Commission (the "SEC"), the several exchanges upon which they are traded and the Commodity Futures Trading Commission (the "CFTC"). In addition, the Fund's ability to use Financial Instruments may be limited by tax considerations. See "Taxes."

         In addition to the instruments, strategies and risks described below, WRIMCO expects to discover additional opportunities in connection with Financial Instruments and other similar or related techniques. These new opportunities may become available as WRIMCO develops new techniques, as regulatory authorities broaden the range of permitted transactions and as new Financial Instruments or other techniques are developed. WRIMCO may utilize these opportunities to the extent that they are consistent with the Fund's goal and permitted by the Fund's investment limitations and applicable regulatory authorities. The Fund might not use any of these strategies, and there can be no assurance that any strategy used will succeed. The Fund's Prospectus or SAI will be supplemented to the extent that new products or techniques involve materially different risks than those described below or in the Prospectus.

         SPECIAL RISKS. The use of Financial Instruments involves special considerations and risks, certain of which are described below. In general, these techniques may increase the volatility of the Fund and may involve a small investment of cash relative to the magnitude of the risk assumed. Risks pertaining to particular Financial Instruments are described in the sections that follow.

         (1) Successful use of most Financial Instruments depends upon WRIMCO's ability to predict movements of the overall securities and interest rate markets, which requires different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular strategy will succeed, and use of Financial Instruments could result in a loss, regardless of whether the intent was to reduce risk or increase return.

         (2) There might be imperfect correlation, or even no correlation, between price movements of a Financial Instrument and price movements of the investments being hedged. For example, if the value of a Financial Instrument used in a short hedge increased by less than the decline in value of the hedged investment, the hedge would not be fully successful. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which Financial Instruments are traded. The effectiveness of hedges using Financial Instruments on indices will depend on the degree of correlation between price movements in the index and price movements in the securities being hedged.

         Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized contracts available will not match the Fund's current or anticipated investments exactly. The Fund may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which it typically invests, which involves a risk that the options or futures position will not track the performance of the Fund's other investments.

         Options and futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match the Fund's investments well. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. The Fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in the Fund's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

         (3) If successful, the above-discussed strategies can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements. However, such strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements. For example, if the Fund entered into a short hedge because WRIMCO projected a decline in the price of a security in the Fund's portfolio, and the price of that security increased instead, the gain from that increase might be wholly or partially offset by a decline in the price of the Financial Instrument. Moreover, if the price of the

Financial Instrument declined by more than the increase in the price of the security, the Fund could suffer a loss. In either such case, the Fund would have been in a better position had it not attempted to hedge at all.

         (4) As described below, the Fund might be required to maintain assets as "cover," maintain accounts or make margin payments when it takes positions in Financial Instruments involving obligations to third parties (i.e., Financial Instruments other than purchased options). If the Fund were unable to close out its positions in such Financial Instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured. These requirements might impair the Fund's ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time.

         (5) The Fund's ability to close out a position in a Financial Instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the other party to the transaction ("counterparty") to enter into a transaction closing out the position. Therefore, there is no assurance that any position can be closed out at a time and price that is favorable to the Fund.


         COVER. Transactions using Financial Instruments, other than purchased options, expose the Fund to an obligation to another party. The Fund will comply with SEC guidelines regarding cover for these instruments and will, if the guidelines so require, set aside cash or liquid assets in an account with its custodian in the prescribed amount as determined daily.


         Assets used as cover or held in an account cannot be sold while the position in the corresponding Financial Instrument is open, unless they are replaced with other appropriate assets. As a result, the commitment of a large portion of the Fund's assets to cover or accounts could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

         OPTIONS. A call option gives the purchaser the right to buy, and obligates the writer to sell, the underlying investment at the agreed-upon price during the option period. A put option gives the purchaser the right to sell, and obligates the writer to buy, the underlying investment at the agreed-upon price during the option period. Purchasers of options pay an amount, known as a premium, to the option writer in exchange for the right under the option contract.

         The purchase of call options can serve as a long hedge, and the purchase of put options can serve as a short hedge. Writing put or call options can enable the Fund to enhance income or yield by reason of the premiums paid by the purchasers of such options. However, if the market price of the security underlying a put option declines to less than the exercise price of the option, minus the premium received, the Fund would expect to suffer a loss.

         Writing call options can serve as a limited short hedge, because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised and the Fund will be obligated to sell the security at less than its market value. If the call option is an OTC option, the securities or other assets used as cover would be considered illiquid to the extent described under "Illiquid Investments."

         Writing put options can serve as a limited long hedge because increases in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security depreciates to a price lower than the exercise price of the put option, it can be expected that the put option will be exercised and the Fund will be obligated to purchase the security at more than its market value. If the put option is an OTC option, the securities or other assets used as cover would be considered illiquid to the extent described under "Illiquid Investments."

         The value of an option position will reflect, among other things, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment, the historical price volatility of the underlying investment and general market conditions. Options that expire unexercised have no value.

         The Fund may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, the Fund may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option; this is known as a closing purchase transaction. Conversely, the Fund may terminate a position in a put or call option it had purchased by writing an identical put or call option; this is known as a closing sale transaction. Closing transactions permit the Fund to realize profits or limit losses on an option position prior to its exercise or expiration.

         A type of put that the Fund may purchase is an "optional delivery standby commitment," which is entered into by parties selling debt securities to the Fund. An optional delivery standby commitment gives the Fund the right to sell the security back to the seller on specified terms. This right is provided as an inducement to purchase the security.

         RISKS OF OPTIONS ON SECURITIES. Options offer large amounts of leverage, which will result in the Fund's net asset value being more sensitive to changes in the value of the related instrument. The Fund may purchase or write both exchange-traded and OTC options. Exchange-traded options in the United States are issued by a clearing organization affiliated with the exchange on which the option is listed that, in effect, guarantees completion of every exchange-traded option transaction. In contrast, OTC options are contracts between the Fund and its counterparty (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when the Fund purchases an OTC option, it relies on the counterparty from whom it purchased the option to make or take delivery of the underlying investment upon exercise of the option. Failure by the counterparty to do so would result in the loss of any premium paid by the Fund as well as the loss of any expected benefit of the transaction.

         The Fund's ability to establish and close out positions in exchange-listed options depends on the existence of a liquid market. However, there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for OTC options only by negotiating directly with the counterparty, or by a transaction in the secondary market if any such market exists. There can be no assurance that the Fund will in fact be able to close out an OTC option position at a favorable price prior to expiration. In the event of insolvency of the counterparty, the Fund might be unable to close out an OTC option position at any time prior to its expiration.

         If the Fund were unable to effect a closing transaction for an option it had purchased, it would have to exercise the option to realize any profit. The inability to enter into a closing purchase transaction for a covered call option written by the Fund could cause material losses because the Fund would be unable to sell the investment used as cover for the written option until the option expires or is exercised.

         OPTIONS ON INDICES. Puts and calls on indices are similar to puts and calls on securities or futures contracts except that all settlements are in cash and gain or loss depends on changes in the index in question rather than on price movements in individual securities or futures contracts. When the Fund writes a call on an index, it receives a premium and agrees that, prior to the expiration date, the purchaser of the call, upon exercise of the call, will receive from the Fund an amount of cash if the closing level of the index upon which the call is based is greater than the exercise price of the call. The amount of cash is equal to the difference between the closing price of the index and the exercise price of the call times a specified multiple ("multiplier"), which determines the total dollar value for each point of such difference. When the Fund buys a call on an index, it pays a premium and has the same rights as to such call as are indicated above. When the Fund buys a put on an index, it pays a premium and has the right, prior to the expiration date, to require the seller of the put, upon the Fund's exercise of the put, to deliver to the Fund an amount of cash if the closing level of the index upon which the put is based is less than the exercise price of the put, which amount of cash is determined by the multiplier, as described above for calls. When the Fund writes a put on an index, it receives a premium and the purchaser of the put has the right, prior to the expiration date, to require the Fund to deliver to it an amount of cash equal to the difference between the closing level of the index and the exercise price times the multiplier if the closing level is less than the exercise price.

         RISKS OF OPTIONS ON INDICES. The risks of investment in options on indices may be greater than options on securities. Because index options are settled in cash, when the Fund writes a call on an index it cannot provide in advance for its potential settlement obligations by acquiring and holding the underlying securities. The Fund can offset some of the risk of writing a call index option by holding a diversified portfolio of securities similar to those on which the underlying index is based. However, the Fund cannot, as a practical matter, acquire and hold a portfolio containing exactly the same securities as underlie the index and, as a result, bears a risk that the value of the securities held will vary from the value of the index.

         Even if the Fund could assemble a portfolio that exactly reproduced the composition of the underlying index, it still would not be fully covered from a risk standpoint because of the "timing risk" inherent in writing index options. When an index option is exercised, the amount of cash that the holder is entitled to receive is determined by the difference between the exercise price and the closing index level on the date when the option is exercised. As with other kinds of options, the Fund as the call writer will not learn that the Fund has been assigned until the next business day at the earliest. The time lag between exercise and notice of assignment poses no risk for the writer of a covered call on a specific underlying security, such as a debt security, because there the writer's obligation is to deliver the underlying security, not to pay its value as of a fixed time in the past. So long as the writer already owns the underlying security, it can satisfy its settlement obligations by simply delivering it, and the risk that its value may have declined since the exercise date is borne by the exercising holder. In contrast, even if the writer of an index call holds securities that exactly match the composition of the underlying index, it will not be able to satisfy its assignment obligations by delivering those securities against payment of the exercise price. Instead, it will be required to pay cash in an amount based on the closing index value on the exercise date. By the time it learns that it has been assigned, the index may have declined, with a corresponding decline in the value of its portfolio. This "timing risk" is an inherent limitation on the ability of index call writers to cover their risk exposure by holding securities positions.

         If the Fund has purchased an index option and exercises it before the closing index value for that day is available, it runs the risk that the level of the underlying index may subsequently change. If such a change causes the exercised option to fall out-of-the-money, the Fund will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer.


         OTC OPTIONS. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size and strike price, the terms of OTC options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows the Fund great flexibility to tailor the option to its needs, OTC options generally involve greater risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded. The Fund will not enter into any such transactions unless it owns either (1) an offsetting ("covered") position in securities or other options or futures contracts, or (2) cash and liquid assets with a value, marked-to-market daily, sufficient to cover its potential obligations to the extent not covered as provided in (1) above.


         FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. The purchase of futures contracts or call options on futures contracts can serve as a long hedge, and the sale of futures contracts or the purchase of put options on futures contracts can serve as a short hedge. Writing call options on futures contracts can serve as a limited short hedge, using a strategy similar to that used for writing call options on securities or indices. Similarly, writing put options on futures contracts can serve as a limited long hedge. Futures contracts and options on futures contracts can also be purchased and sold to attempt to enhance income or yield.

         In addition, futures strategies can be used to manage the average duration of the Fund's fixed-income portfolio. If WRIMCO wishes to shorten the average duration of the Fund's fixed-income portfolio, the Fund may sell a debt futures contract or a call option thereon, or purchase a put option on that futures contract. If WRIMCO wishes to lengthen the average duration of the Fund's fixed-income portfolio, the Fund may buy a debt futures contract or a call option thereon, or sell a put option thereon.

         No price is paid upon entering into a futures contract. Instead, at the inception of a futures contract the Fund is required to deposit "initial margin" in an amount generally equal to 10% or less of the contract value. Margin must also be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin on futures contracts does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to the Fund at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, the Fund may be required by an exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.

         Subsequent "variation margin" payments are made to and from the futures broker daily as the value of the futures position varies, a process known as "marking-to-market." Variation margin does not involve borrowing, but rather represents a daily settlement of the Fund's obligations to or from a futures broker. When the Fund purchases an option on a future, the premium paid plus transaction costs is all that is at risk. In contrast, when the Fund purchases or sells a futures contract or writes a call or put option thereon, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If the Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous.

         Purchasers and sellers of futures contracts and options on futures contracts can enter into offsetting closing transactions, similar to closing transactions in options, by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold. Positions in futures contracts and options on futures contracts may be closed only on an exchange or board of trade that provides a secondary market. However, there can be no assurance that a liquid secondary market will exist for a particular contract at a particular time. In such event, it may not be possible to close a futures contract or options position.

         Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract or an option on a futures contract can vary from the previous day's settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

         If the Fund were unable to liquidate a futures contract or an option on a futures position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the futures contract or option or to maintain cash or liquid assets in an account.

         RISKS OF FUTURES CONTRACTS AND OPTIONS THEREON. The ordinary spreads between prices in the cash and futures markets (including the options on futures market), due to the differences in the natures of those markets, are subject to the following factors, which may create distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions, which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of general interest rate or debt market trends by WRIMCO may still not result in a successful transaction. WRIMCO may be incorrect in its expectations as to the extent of various interest rate or debt market movements or the time span within which the movements take place.

         INDEX FUTURES. The risk of imperfect correlation between movements in the price of an index future and movements in the price of the securities that are the subject of the hedge increases as the composition of the Fund's portfolio diverges from the securities included in the applicable index. The price of the index futures may move more than or less than the price of the securities being hedged. If the price of the index future moves less than the price of the securities that are the subject of the hedge, the hedge will not be fully effective but, if the price of the securities being hedged has moved in an unfavorable direction, the Fund would be in a better position than if it had not hedged at all. If the price of the securities being hedged has moved in a favorable direction, this advantage will be partially offset by the futures contract. If the price of the futures contract moves more than the price of the securities, the Fund will experience either a loss or a gain on the futures contract that will not be completely offset by movements in the price of the securities that are the subject of the hedge. To compensate for the imperfect correlation of movements in the price of the securities being hedged and movements in the price of the index futures, the Fund may buy or sell index futures in a greater dollar amount than the dollar amount of the securities being hedged if the historical volatility of the prices of such securities being hedged is more than the historical volatility of the prices of the securities included in the index. It is also possible that, where the Fund has sold index futures contracts to hedge against decline in the market, the market may advance and the value of the securities held in the portfolio may decline. If this occurred, the Fund would lose money on the futures contract and also experience a decline in value of its portfolio securities. However, while this could occur for a very brief period or to a very small degree, over time the value of a diversified portfolio of securities will tend to move in the same direction as the market indices on which the futures contracts are based.

         Where index futures are purchased to hedge against a possible increase in the price of securities before the Fund is able to invest in them in an orderly fashion, it is possible that the market may decline instead. If the Fund then concludes not to invest in them at that time because of concern as to possible further market decline or for other reasons, it will realize a loss on the futures contract that is not offset by a reduction in the price of the securities it had anticipated purchasing.




         COMBINED POSITIONS. The Fund may purchase and write options in combination with each other, or in combination with futures contracts, to adjust the risk and return characteristics of its overall position. For example, the Fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

         TURNOVER. The Fund's options and futures activities may affect its turnover rate and brokerage commission payments. The exercise of calls or puts written by the Fund, and the sale or purchase of futures contracts, may cause it to sell or purchase related investments, thus increasing its turnover rate. Once the Fund has received an exercise notice on an option it has written, it cannot effect a closing transaction in order to terminate its obligation under the option and must deliver or receive the underlying securities at the exercise price. The exercise of puts purchased by the Fund may also cause the sale of related investments, also increasing turnover; although such exercise is within the Fund's control, holding a protective put might cause it to sell the related investments for reasons that would not exist in the absence of the put. The Fund will pay a brokerage commission each time it buys or sells a put or call or purchases or sells a futures contract. Such commissions may be higher than those that would apply to direct purchases or sales.

         SWAPS, CAPS, FLOORS AND COLLARS. The Fund may enter into swaps, caps, floors and collars to preserve a return or a spread on a particular investment or portion of its portfolio, to protect against any increase in the price of securities the Fund anticipates purchasing at a later date or to attempt to enhance yield. Swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive cash flows on a notional principal amount, e.g., an exchange of floating rate payments for fixed-rate payments. The purchase of a cap entitles the purchaser, to the extent that a specified index exceeds a predetermined value, to receive payments on a notional principal amount from the party selling the cap. The purchase of a floor entitles the purchaser, to the extent that a specified index falls below a predetermined value, to receive payments on a notional principal amount from the party selling the floor. A collar combines elements of buying a cap and selling a floor.

         Swap agreements, including caps, floors and collars, can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease the overall volatility of the Fund's investments and its share price and yield because, and to the extent, these agreements affect the Fund's exposure to long- or short-term interest rates, mortgage-backed security values, corporate borrowing rates or other factors such as security prices or inflation rates.

         Swap agreements will tend to shift the Fund's investment exposure from one type of investment to another. Caps and floors have an effect similar to buying or writing options.

         The creditworthiness of firms with which the Fund enters into swaps, caps or floors will be monitored by WRIMCO. If a firm's creditworthiness declines, the value of the agreement would be likely to decline, potentially resulting in losses. If a default occurs by the other party to such transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction.

         The net amount of the excess, if any, of the Fund's obligations over its entitlements with respect to each swap will be accrued on a daily basis and an amount of cash or liquid assets having an aggregate net asset value at least equal to the accrued excess will be maintained in an account with the Fund's custodian that satisfies the requirements of the 1940 Act. The Fund will also establish and maintain such accounts with respect to its total obligations under any swaps that are not entered into on a net basis and with respect to any caps or floors that are written by the Fund. WRIMCO and the Fund believe that such obligations do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to the Fund's borrowing restrictions. The Fund understands that the position of the SEC is that assets involved in swap transactions are illiquid and are, therefore, subject to the limitations on investing in illiquid securities.

     BORROWING

         The Fund may borrow money, but only from banks and for emergency or extraordinary purposes. If the Fund does borrow, its share price may be subject to greater fluctuation until the borrowing is paid off.


INVESTMENT RESTRICTIONS AND LIMITATIONS

         Certain of the Fund's investment restrictions, policies and other limitations are described in the Prospectus and this SAI. The following are the Fund's fundamental investment limitations set forth in their entirety, which, like the Fund's goal and types of securities in which the Fund may invest, cannot be changed without shareholder approval. For this purpose, shareholder approval means the approval, at a meeting of Fund shareholders, by the lesser of
(1) the holders of 67% or more of the Fund's shares represented at the meeting, if more than 50% of the Fund's outstanding shares are present in person or by proxy or (2) more than 50% of the Fund's outstanding shares. The Fund may not:

         (i) Make any investments other than in municipal bonds and in the taxable obligations, options, futures contracts and other financial instruments described in the Prospectus;

        (ii) Purchase any voting securities; purchase or sell physical commodities; however, this policy shall not prevent the Fund from purchasing and selling futures contracts, options, forward contracts, swaps, caps, floors, collars and other financial instruments; or purchase any real estate or interests in real estate investment trusts;

       (iii) Lend money or other assets (neither purchasing debt securities and other obligations consistent with its goal and its other investment policies and restrictions or engaging in repurchase agreements is considered "lending");

        (iv) Borrow money except that, as a temporary measure for extraordinary or emergency purposes and not for investment purposes, the Fund may borrow from banks up to 5% of the value of its total assets. The Fund may not pledge its assets in connection with any permitted borrowings; however, this policy does not prevent the Fund from pledging its assets in connection with its purchase and sale of futures contracts, options, forward contracts, swaps, caps, floors, collars and other financial instruments;

         (v) Invest for the purpose of exercising control or management of other companies;

        (vi) Sell securities short (unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short) or purchase securities on margin, except that (1) this policy does not prevent the Fund from entering into short positions in futures contracts, options, forward contracts, swaps, caps, floors, collars and other financial instruments, (2) the Fund may obtain such short-term credits as are necessary for the clearance of transactions, and (3) the Fund may make margin payments in connection with futures contracts, options, forward contracts, swaps, caps, floors, collars and other financial instruments;

       (vii) Participate on a joint, or a joint and several basis, in any trading account in securities;

      (viii)      Engage in the underwriting of securities;

        (ix) With respect to 75% of its total assets, purchase securities of any one issuer (other than cash items and "Government securities" as defined in the 1940 Act), if immediately after and as a result of such purchase, the value of the holdings of the Fund in the securities of such issuer exceeds 5% of the value of the Fund's total assets;

         (x) Buy shares of other investment companies that redeem their shares. The Fund may buy shares of investment companies that do not redeem their shares if it does so in a regular transaction in the open market and then does not have more than one-tenth (i.e., 10%) of its total assets in these shares;

        (xi) Invest more than 25% of its assets in IDBs issued for any one industry or in any one state; or

       (xii)      Issue senior securities.

         THE FOLLOWING INVESTMENT RESTRICTIONS ARE NOT FUNDAMENTAL AND MAY BE CHANGED BY THE BOARD OF DIRECTORS WITHOUT SHAREHOLDER APPROVAL:

         (i) During normal market conditions, at least 75% of the Fund's total assets will be invested in medium- and lower-quality municipal bonds, which are bonds rated BBB through D by S&P, or Baa through C by MIS, or, if unrated, are determined by WRIMCO to be of comparable quality. The Fund may invest in higher-quality municipal bonds, and have less than 75% of its total assets in medium- and lower-quality municipal bonds, at times when yield spreads are narrow and the higher yields do not justify the increased risk and when, in WRIMCO's opinion, there is a lack of medium- and lower-quality issues in which to invest.

        (ii) The Fund may invest 25% or more of its total assets in IDBs and PABs and may have 25% or more of its total assets invested in securities the payment of principal and interest on which is derived from revenue of similar projects, or in municipal bonds of issuers located in the same geographic area.

       (iii) The Fund will not purchase an IDB or PAB if it would then have more than 5% of its total assets invested in IDBs and PABs of companies with less than three years of continuous operation.


        (iv) The Fund may not purchase a security if, as a result, more than 10% of its net assets would consist of illiquid investments.



         (v) To the extent that the Fund enters into futures contracts, options on futures contracts or options on foreign currencies traded on a CFTC-regulated exchange, in each case other than for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish those positions (excluding the amount by which options are "in-the-money" at the time of purchase) will not exceed 5% of the liquidation value of the Fund's portfolio, after taking into account unrealized profits and unrealized losses on any contracts the Fund has entered into. (In general, a call option on a futures contract is "in-the-money" if the value of the underlying futures contract exceeds the strike, i.e., exercise, price of the call; a put option on a futures contract is "in-the-money" if the value of the underlying futures contract is exceeded by the strike price of the put.) This policy does not limit to 5% the percentage of the Fund's assets that are at risk in futures contracts, options on futures contracts and currency options.


         THE METHOD OF DETERMINING WHO IS AN ISSUER FOR PURPOSES OF THE 5% LIMITATION IN FUNDAMENTAL RESTRICTION (IX) IS NON-FUNDAMENTAL. IN PARTICULAR, IN APPLYING THIS LIMITATION:

         (a) For municipal bonds created by a particular government but backed only by the assets and revenues of a subdivision of that government, such as an agency, instrumentality, authority or other subdivision, the Fund considers such subdivision to be the issuer;

         (b) For IDBs and PABs, the nongovernmental user of facilities financed by them is considered a separate issuer; and

         (c) The Fund considers a guarantee of a municipal bond to be a separate security that would be given a value and included in the limitation if the value of all municipal bonds created by the guarantor and owned by the Fund exceeds 10% of the value of the Fund's total assets.

         An investment policy or limitation that states a maximum percentage of the Fund's assets that may be so invested or prescribes quality standards is typically applied immediately after, and based on, the Fund's acquisition of an asset. Accordingly, a subsequent change in the asset's value, net assets, or other circumstances will not be considered when determining whether the investment complies with the Fund's investment policies and limitations.


PORTFOLIO TURNOVER

         A portfolio turnover rate is, in general, the percentage computed by taking the lesser of purchases or sales of portfolio securities for a year and dividing it by the monthly average of the market value of such securities during the year, excluding certain short-term securities. The Fund's turnover rate may vary greatly from year to year, as well as within a particular year, and may be affected by cash requirements for the redemption of its shares. The Fund's portfolio turnover rate for the fiscal years ended September 30, 1999 and 1998 was 26.83% and 35.16%, respectively.

                    INVESTMENT MANAGEMENT AND OTHER SERVICES


THE MANAGEMENT AGREEMENT

         The Fund has an Investment Management Agreement (the "Management Agreement") with Waddell & Reed, Inc. On January 8, 1992, subject to the authority of the Fund's Board of Directors, Waddell & Reed, Inc. assigned the Management Agreement and all related investment management duties (and related professional staff) to WRIMCO, a wholly owned subsidiary of Waddell & Reed, Inc. Under the Management Agreement, WRIMCO is employed to supervise the investments of the Fund and provide investment advice to the Fund. The address of WRIMCO and Waddell & Reed, Inc. is 6300 Lamar Avenue, P.O. Box 29217, Shawnee Mission, Kansas 66201-9217. Waddell & Reed, Inc. is the Fund's underwriter.

         The Management Agreement permits WRIMCO, or an affiliate of WRIMCO, to enter into a separate agreement for transfer agency services ("Shareholder Servicing Agreement") and a separate agreement for accounting services ("Accounting Services Agreement") with the Fund. The Management Agreement contains detailed provisions as to the matters to be considered by the Fund's Board of Directors prior to approving any Shareholder Servicing Agreement or Accounting Services Agreement.


WADDELL & REED FINANCIAL, INC.


         WRIMCO is a wholly owned subsidiary of Waddell & Reed, Inc. Waddell & Reed, Inc. is a wholly owned subsidiary of Waddell & Reed Financial Services, Inc., a holding company, which is a wholly owned subsidiary of Waddell & Reed Financial, Inc., a publicly held company. The address of these companies is 6300 Lamar Avenue, P.O. Box 29217, Shawnee Mission, Kansas 66201-9217.



         Waddell & Reed, Inc. and its predecessors have served as investment manager to each of the registered investment companies in the Waddell & Reed Advisors Funds (formerly, the United Group of Mutual Funds) since 1940 or the company's inception date, whichever was later, and to Target/United Funds, Inc. since that fund's inception, until January 8, 1992, when it assigned its duties as investment manager for these funds (and the related professional staff) to WRIMCO. WRIMCO has also served as investment manager for W&R Funds, Inc. (formerly, Waddell & Reed Funds, Inc.) since its inception in September 1992. Waddell & Reed, Inc. serves as principal underwriter for the investment companies in the Waddell & Reed Advisors Funds and W&R Funds, Inc. and acts as principal underwriter and distributor for variable life insurance and variable annuity policies for which Target/United Funds, Inc. is the underlying investment vehicle.



SHAREHOLDER SERVICES

         Under the Shareholder Servicing Agreement entered into between the Fund and Waddell & Reed Services Company (the "Agent"), a subsidiary of Waddell & Reed, Inc., the Agent performs shareholder servicing functions, including the maintenance of shareholder accounts, the issuance, transfer and redemption of shares, distribution of dividends and payment of redemptions, the furnishing of related information to the Fund and handling of shareholder inquiries. A new Shareholder Servicing Agreement, or amendments to the existing one, may be approved by the Fund's Board of Directors without shareholder approval.


ACCOUNTING SERVICES

         Under the Accounting Services Agreement entered into between the Fund and the Agent, the Agent provides the Fund with bookkeeping and accounting services and assistance, including maintenance of the Fund's records, pricing of the Fund's shares, preparation of prospectuses for existing shareholders, preparation of proxy statements and certain shareholder reports. A new Accounting Services Agreement, or amendments to an existing one, may be approved by the Fund's Board of Directors without shareholder approval.


PAYMENTS BY THE FUND FOR MANAGEMENT, ACCOUNTING AND SHAREHOLDER SERVICES

         Under the Management Agreement, for WRIMCO's management services, the Fund pays WRIMCO a fee as described in the Prospectus.

         The management fees paid to WRIMCO for the fiscal years ended September 30, 1999, 1998 and 1997 were $2,626,158, $2,461,306 and $2,131,973, respectively. The Fund accrues and pays this fee daily. For purposes of calculating the daily fee the Fund does not include money owed to it by Waddell & Reed, Inc. for shares which it has sold but not yet paid the Fund.


         Under the Shareholder Servicing Agreement, with respect to Class A, Class B and Class C shares, the Fund pays the Agent a monthly fee of $1.3125 for each shareholder account that was in existence at any time during the prior month, plus $0.30 for each account on which a dividend or distribution, of cash or shares, had a record date in that month. For Class Y shares, the Fund pays the Agent a monthly fee equal to one-twelfth of .15 of 1% of the average daily net assets of that class for the preceding month. The Fund also pays certain out-of-pocket expenses of the Agent, including long distance telephone communications costs; microfilm and storage costs for certain documents; forms;

printing and mailing costs; charges of any sub-agent used by Agent in performing services under the Shareholder Servicing Agreement; and costs of legal and special services not provided by Waddell & Reed, Inc., WRIMCO or the Agent.


         Under the Accounting Services Agreement, the Fund pays the Agent a monthly fee of one-twelfth of the annual fee shown in the following table.

                             ACCOUNTING SERVICES FEE

                  Average
               Net Asset Level                Annual Fee
          (all dollars in millions)      Rate for Each Level
          -------------------------      -------------------
           From $    0 to $   10             $      0
           From $   10 to $   25             $ 10,000
           From $   25 to $   50             $ 20,000
           From $   50 to $  100             $ 30,000
           From $  100 to $  200             $ 40,000
           From $  200 to $  350             $ 50,000
           From $  350 to $  550             $ 60,000
           From $  550 to $  750             $ 70,000
           From $  750 to $1,000             $ 85,000
                $1,000 and Over              $100,000

         The fees paid to the Agent for the fiscal years ended September 30, 1999, 1998 and 1997 were $60,000, $60,000 and $60,000, respectively.

         Since the Fund pays a management fee for investment supervision and an accounting services fee for accounting services as discussed above, WRIMCO and the Agent, respectively, pay all of their own expenses in providing these services. Amounts paid by the Fund under the Shareholder Servicing Agreement are described above. Waddell & Reed, Inc. and affiliates pay the Fund's Directors and officers who are affiliated with WRIMCO and its affiliates. The Fund pays the fees and expenses of the Fund's other Directors.

         Waddell & Reed, Inc., under an agreement separate from the Management Agreement, Shareholder Servicing Agreement and Accounting Services Agreement, acts as the Fund's underwriter, i.e., sells its shares on a continuous basis. Waddell & Reed, Inc. is not required to sell any particular number of shares, and thus sells shares only for purchase orders received. Under this agreement, Waddell & Reed, Inc. pays the costs of sales literature, including the costs of shareholder reports used as sales literature, and the costs of printing the prospectus furnished to it by the Fund. The aggregate dollar amount of underwriting commissions for Class A shares for the fiscal years ended September 30, 1999, 1998 and 1997 were $1,439,099, $1,691,251 and $1,450,698, respectively. The amounts retained by

Waddell & Reed, Inc. for each period were $618,700, $713,220 and
$649,321, respectively.


         As described in the Prospectus, Waddell & Reed, Inc. reallows to selling broker-dealers a portion of the sales charge paid for purchases of Class A shares. A major portion of the sales charge for Class A shares and the contingent deferred sales charge for Class B and Class C shares and for certain Class A shares may be paid to financial advisors and managers of Waddell & Reed, Inc. and selling broker-dealers. Waddell & Reed, Inc. may compensate its financial advisors as to purchases for which there is no sales or deferred charge.


         The Fund pays all of its other expenses. These include the costs of materials sent to shareholders, audit and outside legal fees, taxes, brokerage commissions, interest, insurance premiums, custodian fees, fees payable by the Fund under Federal or other securities laws and to the Investment Company Institute and nonrecurring and extraordinary expenses, including litigation and indemnification relating to litigation.


         Under the Distribution and Service Plan (the "Plan") for Class A shares adopted by the Fund pursuant to Rule 12b-1 under the 1940 Act, the Fund may pay Waddell & Reed, Inc., the principal underwriter for the Fund, a fee not to exceed 0.25% of the Fund's average annual net assets attributable to Class A shares, paid monthly, to reimburse Waddell & Reed, Inc. for its costs and expenses in connection with, either directly or through others, the distribution of the Class A shares, the provision of personal services to Class A shareholders and/or maintenance of Class A shareholder accounts.






         Waddell & Reed, Inc. offers the Fund's shares through its financial advisors, registered representatives and sales managers

("sales force") and through other broker-dealers, banks and other appropriate intermediaries. In distributing shares through its sales force, Waddell & Reed, Inc. will pay commissions and incentives to the sales force at or about the time of sale and will incur other expenses including costs for prospectuses, sales literature, advertisements, sales office maintenance, processing of orders and general overhead with respect to its efforts to distribute the Fund's shares. The Class A Plan permits Waddell & Reed, Inc. to receive reimbursement for these Class A-related distribution activities through the distribution fee, subject to the limit contained in the Plan. The Class A Plan also permits Waddell & Reed, Inc. to be reimbursed for amounts it expends in compensating, training and supporting registered financial advisors, sales managers and/or other appropriate personnel in providing personal services to Class A shareholders of the Fund and/or maintaining Class A shareholder accounts; increasing services provided to Class A shareholders of the Fund by office personnel located at field sales offices; engaging in other activities useful in providing personal service to Class A shareholders of the Fund and/or maintenance of Class A shareholder accounts; and in compensating broker-dealers who may regularly sell Class A shares of the Fund, and other third parties, for providing shareholder services and/or maintaining shareholder accounts with respect to Class A shares. Service fees and distribution fees in the amounts of $1,114,884 and $77,821, respectively, were paid (or accrued) by the Fund under the Class A Plan for the fiscal year ended September 30, 1999.



         To the extent that Waddell & Reed, Inc. incurs expenses for which reimbursement may be made under the Plan that relate to distribution activities also involving another fund in the Waddell & Reed Advisors Funds or W&R Funds, Inc., Waddell & Reed, Inc. typically determines the amount attributable to the Fund's expenses under the Plan on the basis of a combination of the respective classes' relative net assets and number of shareholder accounts.



         Under the Plans adopted by the Fund for Class B and Class C shares, respectively, the Fund may pay Waddell & Reed, Inc., on an annual basis, a service fee of up to 0.25% of the average daily net assets of the class to compensate Waddell & Reed, Inc. for, either directly or through others, providing personal services to shareholders of that class and/or maintaining shareholder accounts for that class and a distribution fee of up to 0.75% of the average daily net assets of the class to compensate Waddell & Reed, Inc. for, either directly or through others, distributing the shares of that class. The Class B Plan and the Class C Plan each permit Waddell & Reed, Inc. to receive compensation, through the distribution and service fee, respectively, for its distribution activities for that class, which are similar to the distribution activities described with respect to the Class A Plan, and for its activities in providing personal services to shareholders of that class and/or maintaining shareholder accounts of that class, which are similar to the corresponding activities for which it is entitled to reimbursement under the Class A Plan.


         The only Directors or interested persons, as defined in the 1940 Act, of the Fund who have a direct or indirect financial interest in the operation of a Plan are the officers and Directors who are also officers of either Waddell & Reed, Inc. or its affiliate(s) or who are shareholders of Waddell & Reed Financial, Inc., the indirect parent company of Waddell & Reed, Inc. Each Plan is anticipated to benefit the Fund and its shareholders of the affected class through Waddell & Reed, Inc.'s activities not only to distribute the shares of the affected class but also to provide personal services to shareholders of that class and thereby promote the maintenance of their accounts with the Fund. The Fund anticipates that shareholders of a particular class may benefit to the extent that Waddell & Reed's activities are successful in increasing the assets of the Fund, through increased sales or reduced redemptions, or a combination of these, and reducing a shareholder's share of Fund and class expenses. Increased Fund assets may also provide greater resources with which to pursue the goal of the Fund. Further, continuing sales of shares may also reduce the likelihood that it will be necessary to liquidate portfolio securities, in amounts or at times that may be disadvantageous to the Fund, to meet redemption demands. In addition, the Fund anticipates that the revenues from the Plan will provide Waddell & Reed, Inc. with greater resources to make the financial commitments necessary to continue to improve the quality and level of services to the Fund and the shareholders of the affected class. Each Plan was approved by the Fund's Board of Directors, including the Directors who are not interested persons of the Fund and who have no direct or indirect financial interest in the operations of the Plan or any agreement referred to in the Plan (hereafter, the "Plan Directors"). The Class A Plan was also approved by the affected shareholders of the Fund.

         Among other things, each Plan provides that (i) Waddell & Reed, Inc. will provide to the Directors of the Fund at least quarterly, and the Directors will review, a report of amounts expended under the Plan and the purposes for which such expenditures were made, (ii) the Plan will continue in effect only so long as it is approved at least annually, and any material amendments thereto will be effective only if approved, by the Directors including the Plan Directors acting in person at a meeting called for that purpose, (iii) amounts to be paid by the Fund under the Plan may not be materially increased without the vote of the holders of a majority of the outstanding shares of the affected class of the Fund, and (iv) while the Plan remains in effect, the selection and nomination of the Directors who are Plan Directors will be committed to the discretion of the Plan Directors.


CUSTODIAL AND AUDITING SERVICES


         The Fund's Custodian is UMB Bank, n.a., Kansas City, 928 Grand Boulevard, Missouri. In general, the Custodian is responsible for holding the Fund's cash and securities. Deloitte & Touche LLP, 1010 Grand Boulevard, Kansas City, Missouri, the Fund's independent auditors, audits the Fund's financial statements.



                   PURCHASE, REDEMPTION AND PRICING OF SHARES


DETERMINATION OF OFFERING PRICE

         The net asset value ("NAV") of each class of the shares of the Fund is the value of the assets of that class, less that class's liabilities, divided by the total number of outstanding shares of that class.


         Class A shares of the Fund are sold at their next determined NAV plus the sales charge described in the Prospectus. The sales charge is paid to Waddell & Reed, Inc., the Fund's underwriter. The price makeup as of March 31, 2000, which is the most recent balance sheet included in this SAI, was as follows:



         NAV per Class A share (Class A
              net assets divided by Class A shares
              outstanding) .............................................................       $4.94
         Add: selling commission (4.25% of offering
              price) ...................................................................         .22
                                                                                               -----
         Maximum offering price per Class A share (Class A NAV per Class A share
              divided by 95.75%) .......................................................       $5.16
                                                                                               =====



         The offering price of a Class A share is its NAV next calculated following acceptance of a purchase order plus the sales charge. The offering price of a Class B, Class C or a Class Y share is its NAV next calculated following acceptance of a purchase order. The number of shares you receive for your purchase depends on the next offering price after Waddell & Reed, Inc. or an authorized third party receives and accepts your order at its principal business office. You will be sent a confirmation after your purchase which will indicate how many shares you have purchased. Shares are normally issued for cash only.

         Waddell & Reed, Inc. need not accept any purchase order, and it or the Fund may determine to discontinue offering Fund shares for purchase.

         The NAV and offering price per share are ordinarily computed once on each day that the New York Stock Exchange (the "NYSE") is open for trading, as of the later of the close of the regular session of the NYSE or the close of the regular session of any domestic securities or commodities exchange on which an option or futures contract held by the Fund is traded. The NYSE annually announces the days on which it will not be open for trading. The most recent announcement indicates that the NYSE will not be open on the following days: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. However, it is possible that the NYSE may close on other days. The NAV will change every business day, since the value of the assets and the number of shares outstanding change every day.

         The Board of Directors has decided to use the prices quoted by a dealer in bonds that offers a pricing service to value municipal bonds. The Board of Directors believes that such a service does quote their fair value. The Board of Directors, however, may hereafter determine to use another service or use the bid price quoted by dealers if it should determine that such service or quotes more accurately reflect the fair value of municipal bonds held by the Fund.

         Short-term debt securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. Securities or other assets that are not valued by either of the foregoing methods and for which market quotations are not readily available would be valued by appraisal at their fair value as determined in good faith under procedures established by, and under the general supervision and responsibility of, the Board of Directors.

         Options and futures contracts purchased and held by the Fund are valued at the last sales price on the securities or commodities exchanges on which they are traded, or, if there are no transactions, at the mean between bid and asked prices. Ordinarily, the close of the regular session for options trading on national securities exchanges is 4:10 p.m. Eastern time and the close of the regular session for commodities exchanges is 4:15 p.m. Eastern time. Futures contracts will be valued with reference to established futures exchanges. The value of a futures contract purchased by the Fund will be either the closing price of that contract or the bid price. Conversely, the value of a futures contract sold by the Fund will be either the closing price or the asked price.

MINIMUM INITIAL AND SUBSEQUENT INVESTMENTS


         For Class A, Class B and Class C shares, initial investments must be at least $500 with the exceptions described in this paragraph. A minimum initial investment of $25 is applicable to purchases made through payroll deduction for or by employees of WRIMCO, Waddell & Reed, Inc. or their affiliates. A $50 minimum initial investment pertains to accounts for which an investor has arranged, at the time of initial investment, to make subsequent purchases for the account by having regular monthly withdrawals of $25 or more made from a bank account. A $100 minimum initial investment pertains to certain exchanges of shares from another fund in the Waddell & Reed Advisors Funds. Except with respect to certain exchanges and automatic withdrawals from a bank account, a shareholder may make subsequent investments of any amount. See "Exchanges for Shares of Other Funds in the Waddell & Reed Advisors Funds."


         For Class Y shares, investments by government entities or authorities or by corporations must total at least $10 million within the first twelve months after initial investment. There is no initial investment minimum for other Class Y investors.


REDUCED SALES CHARGES (APPLICABLE TO CLASS A SHARES ONLY)

     ACCOUNT GROUPING


         Large purchases of Class A shares are subject to lower sales charges. The schedule of sales charges appears in the Prospectus. For the purpose of taking advantage of the lower sales charges available for large purchases, a purchase in any of categories 1 through 7 listed below made by an individual or deemed to be made by an individual may be grouped with purchases in any other of these categories. References to purchases in an Individual Retirement Account ("IRA") or other tax-advantaged plan (for which investments in the Fund would not be appropriate) are made only to illustrate how purchases of Fund shares may be grouped with purchases made in shares of other funds in the Waddell & Reed Advisors Funds.



1. Purchases by an individual for his or her own account (includes purchases under the Waddell & Reed Advisors Funds Revocable Trust
         Form);



2. Purchases by that individual's spouse purchasing for his or her own account (includes Waddell & Reed Advisors Funds Revocable Trust Form of spouse);


3. Purchases by that individual or his or her spouse in their joint account;

4. Purchases by that individual or his or her spouse for the account of their child under age 21;

5. Purchase by any custodian for the child of that individual or spouse in a Uniform Transfers to Minors Act ("UTMA") or Uniform Gifts to Minors Act ("UGMA") account;


6. Purchases by that individual or his or her spouse for his or her IRA, or salary reduction plan account under Section 457 of the Internal Revenue Code of 1986, as amended (the "Code"), provided that such purchases are subject to a sales charge (see "Net Asset Value Purchases"), or his or her tax-sheltered annuity account ("TSA") or Keogh plan account, provided that the individual and spouse are the only participants in the Keogh plan; and


7. Purchases by a trustee under a trust where that individual or his or her spouse is the settlor (the person who establishes the trust).



         For the foregoing categories, an individual's domestic partner is treated as his or her spouse.


         Examples:

         A. Grandmother opens an UGMA account for grandson A; Grandmother has an account in her own name; A's father has an account in his own name; the UGMA account may be grouped with A's father's account but may not be grouped with Grandmother's account;

         B. H establishes a trust naming his children as beneficiaries and appointing himself and his bank as co-trustees; a purchase made in the trust account is eligible for grouping with an IRA account of W, H's wife;

         C. H's will provides for the establishment of a trust for the benefit of his minor children upon H's death; his bank is named as trustee; upon H's death, an account is established in the name of the bank, as trustee; a purchase in the account may be grouped with an account held by H's wife in her own name.

         D. X establishes a trust naming herself as trustee and R, her son, as successor trustee and R and S as beneficiaries; upon X's death, the account is transferred to R as trustee; a purchase in the account may not be grouped with R's individual account. (If X's spouse, Y, was successor trustee, this purchase could be grouped with Y's individual account.)

         Account grouping as described above is available under the following circumstances.

     ONE-TIME PURCHASES

         A one-time purchase of Class A shares in accounts eligible for grouping may be combined for purposes of determining the availability of a reduced sales charge. In order for an eligible purchase to be grouped, the investor must advise Waddell & Reed, Inc. at the time the purchase is made that it is eligible for grouping and identify the accounts with which it may be grouped.

Example: H and W open an account in the Fund and invest $100,000; at the same time, H's parents open up two UGMA accounts for H and W's two minor children and invest $100,000 in each child's name; the combined purchases of Class A shares are subject to the reduced sales load applicable to a purchase of $300,000 provided that Waddell & Reed, Inc. is advised that the purchases are entitled to grouping.

     RIGHTS OF ACCUMULATION

         If Class A shares are held in any account and an additional purchase is made in that account or in any account eligible for grouping with that account, the additional purchase is combined with the NAV of the existing account as of the date the new purchase is accepted by Waddell & Reed, Inc. for the purpose of determining the availability of a reduced sales charge.

Example: H is a current Class A shareholder who invested in the Fund three years ago. His account has a NAV of $100,000. His wife, W, now wishes to invest $15,000 in Class A shares of the Fund. W's purchase will be combined with H's existing account and will be entitled to the reduced sales charge applicable to a purchase in excess of $100,000. H's original $100,000 purchase was subject to a full sales charge and the reduced charge does not apply retroactively to that purchase.


         In order to be entitled to Rights of Accumulation, the purchaser must inform Waddell & Reed, Inc. that the purchaser is entitled to a reduced charge and provide Waddell & Reed, Inc. with the name and number of the existing account(s) with which the purchase may be combined.





     LETTER OF INTENT


         The benefit of a reduced sales charge for larger purchases of Class A shares is also available under a Letter of Intent ("LOI"). By signing an LOI form, which is available from Waddell & Reed, Inc., the purchaser indicates an intention to invest, over a 13-month period, a dollar amount which is sufficient to qualify for a reduced sales charge. The 13-month period begins on the date the first purchase made under the LOI is accepted by Waddell & Reed, Inc. Each purchase made from time to time under the LOI is treated as if the purchaser were buying at one time the total amount which he or she intends to invest. The sales charge applicable to all purchases of Class A shares made under the terms of the LOI will be the sales charge in effect on the beginning date of the 13-month period.



         In determining the amount which the purchaser must invest in order to qualify for a reduced sales charge under an LOI, the investor's Rights of Accumulation (see above) will be taken into account; that is, Class A shares already held in the same account in which the purchase is being made or in any account eligible for grouping with that account, as described above, will be included.



Example: H signs an LOI indicating his intent to invest in his own name a dollar amount sufficient to entitle him to purchase Class A shares at the sales charge applicable to a purchase of $300,000. H has an UGMA for his child and the Class A shares held in the account have a NAV as of the date the LOI is accepted by Waddell & Reed, Inc. of $50,000; H's wife, W, has an account in her own name invested in another fund in the Waddell & Reed Advisors Funds which charges the same sales load as the Fund, with a NAV as of the date of acceptance of the LOI of $75,000; H needs to invest $175,000 in Class A shares over the 13-month period in order to qualify for the reduced sales load applicable to a purchase of $300,000.



         A copy of the LOI signed by a purchaser will be returned to the purchaser after it is accepted by Waddell & Reed, Inc. and will set forth the dollar amount of Class A shares which must be purchased within the 13-month period in order to qualify for the reduced sales charge.



         The minimum initial investment under an LOI is 5% of the dollar amount which must be invested under the LOI. An amount equal to 5% of the purchase required under the LOI will be held "in escrow." If a purchaser does not, during the period covered by the LOI, invest the amount required to qualify for the reduced sales charge under the terms of the LOI, he or she will be responsible for payment of the sales charge applicable to the amount actually invested. The additional sales charge owed on purchases of Class A shares made under an LOI which is not completed will be collected by redeeming part of the shares purchased under the LOI and held "in escrow" unless the purchaser makes payment of this amount to Waddell & Reed, Inc. within 20 days of Waddell & Reed, Inc.'s request for payment.



         If the actual amount invested is higher than the amount an investor intends to invest, and is large enough to qualify for a sales charge lower than that available under the LOI, the lower sales charge will apply.



         An LOI does not bind the purchaser to buy, or Waddell & Reed, Inc. to sell, the shares covered by the LOI.



         With respect to Letters of Intent LOIs for $2,000,000 or purchases otherwise qualifying for no sales charge under the terms of the LOI, the initial investment must be at least $200,000.



         The value of any shares redeemed during the 13-month period which were acquired under the LOI will be deducted in computing the aggregate purchases under the LOI.



     OTHER FUNDS IN THE WADDELL & REED ADVISORS FUNDS AND W&R FUNDS, INC.



         Reduced sales charges for larger purchases of Class A shares apply to purchases of any of the Class A shares of any of the funds in the Waddell & Reed Advisors Funds and the W&R Funds, Inc. subject to a sales charge. A purchase of Class A shares, or Class A shares held, in any of the funds in the Waddell & Reed Advisors Funds and/or the W&R Funds, Inc. subject to a sales charge will be treated as an investment in the Fund in determining the applicable sales charge. For these purposes, Class A shares of Waddell & Reed Advisors Cash Management, Inc. (formerly, United Cash Management, Inc.) or W&R Funds, Inc. Money Market Fund that were acquired by exchange of another Waddell & Reed Advisors Fund or W&R Funds, Inc. Class A shares on which a sales charge was paid, plus the shares paid as dividends on those acquired shares, are also taken into account.



NET ASSET VALUE PURCHASES OF CLASS A SHARES


         Class A shares of the Fund may be purchased at NAV by the Directors and officers of the Fund or of any affiliated entity of Waddell & Reed, Inc., employees of Waddell & Reed, Inc. or of any of its affiliates, financial advisors of Waddell & Reed, Inc. and the spouse, children, parents, children's spouses and spouse's parents of each such Director, officer, employee and financial advisor. "Child" includes stepchild; "parent" includes stepparent. Trusts under which the grantor and the trustee or a co-trustee are each an eligible purchaser are also eligible for NAV purchases of Class A shares. "Employees" include retired employees. A "retired employee" is an individual separated from service from Waddell & Reed, Inc. or from an affiliated company, with a vested interest in any Employee Benefit Plan sponsored by Waddell & Reed, Inc. or any of its affiliated companies. "Employees" also include individuals who, on November 6, 1998, were employees (including retired employees) of a company that on that date was an affiliate of Waddell & Reed, Inc. "Financial advisors" include retired financial advisors. A "retired financial advisor" is any financial advisor who was, at the time of separation from service from Waddell & Reed, Inc., a Senior Financial Advisor. A custodian under the UGMA or UTMA purchasing for the child or grandchild of any employee or financial advisor may purchase Class A shares at NAV whether or not the custodian himself is an eligible purchaser.



         Until March 31, 2001, Class A shares may also be purchased at NAV by persons who are clients of Legend Equities Corporation ("Legend") if the purchase is made with the proceeds of the redemption of shares of a mutual fund which is not within the Waddell & Reed Advisors Funds or W&R Funds, Inc. and the purchase is made within 60 days of such redemption.


         Shares may also be issued at NAV in a merger, acquisition or exchange offer made pursuant to a plan of reorganization to which the Fund is a party.


REASONS FOR DIFFERENCES IN PUBLIC OFFERING PRICE OF CLASS A SHARES


         As described herein and in the Prospectus, there are a number of instances in which the Fund's Class A shares are sold or issued on a basis other than at the maximum public offering price, that is, the NAV plus the highest sales charge. Some of these instances relate to lower or eliminated sales charges for larger purchases of Class A shares, whether made at one time or over a period of time as under an LOI or Rights of Accumulation. See the table of sales charges in the Prospectus. The reasons for these quantity discounts are, in general, that (i) they are traditional and have long been permitted in the industry and are therefore necessary to meet competition as to sales of shares of other funds having such discounts, (ii) certain quantity discounts are required by rules of the National Association of Securities Dealers, Inc. (as is elimination of sales charges on the reinvestment of dividends and distributions), and (iii) they are designed to avoid an unduly large dollar amount of sales charge on substantial purchases in view of reduced selling expenses. Quantity discounts are made available to certain related persons for reasons of family unity and to provide a benefit to tax-exempt plans and organizations.



         In general, the reasons for the other instances in which there are reduced or eliminated sales charges for Class A shares are as follows. Exchanges at NAV are permitted because a sales charge has already been paid on the shares exchanged. Sales of

Class A shares without a sales charge are permitted to Directors, officers and certain others due to reduced or eliminated selling expenses and since such sales may aid in the development of a sound employee organization, encourage responsibility and interest in the Waddell & Reed Advisors Funds and an identification with its aims and policies. Limited reinvestments of redemptions of Class A shares at no sales charge are permitted to attempt to protect against mistaken or not fully informed redemption decisions. Class A shares may be issued at no sales charge in plans of reorganization due to reduced or eliminated sales expenses and since, in some cases, such issuance is exempted by the 1940 Act from the otherwise applicable restrictions as to what sales charge must be imposed. Reduced or eliminated sales charges may also be used for certain short-term promotional activities by Waddell & Reed, Inc. In no case in which there is a reduced or eliminated sales charge are the interests of existing shareholders adversely affected since, in each case, the Fund receives the NAV per share of all shares sold or issued.



REDEMPTIONS

         The Prospectus gives information as to redemption procedures. Redemption payments are made within seven days from receipt of request unless delayed because of emergency conditions determined by the SEC, when the NYSE is closed other than for weekends or holidays, or when trading on the NYSE is restricted. Payment is made in cash, although under extraordinary conditions redemptions may be made in portfolio securities. Payment for redemption of shares of the Fund may be made in portfolio securities when the Fund's Board of Directors determines that conditions exist making cash payments undesirable. Securities used for payment of redemptions are valued at the value used in determining NAV. There would be brokerage costs to the redeeming shareholder in selling such securities. The Fund, however, has elected to be governed by Rule 18f-1 under the 1940 Act, pursuant to which it is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of its NAV during any 90-day period for any one shareholder.


FLEXIBLE WITHDRAWAL SERVICE FOR CLASS A, CLASS B AND CLASS C SHAREHOLDERS


         If you qualify, you may arrange to receive through the Flexible Withdrawal Service (the "Service") regular monthly, quarterly, semiannual or annual payments by redeeming on an ongoing basis Class A, Class B or Class C shares that you own of the Fund, or of any of the funds in the Waddell & Reed Advisors Funds or W&R Funds, Inc. It would be a disadvantage to an investor to make additional purchases of Class A shares while the Service is in effect because it would result in duplication of sales charges. Class B and Class C shares and certain Class A shares to which the CDSC otherwise applies that are redeemed under the Service are not subject to a CDSC.

Applicable forms to start the Service are available through Waddell & Reed Services Company.

         The maximum amount of the withdrawal for monthly, quarterly, semiannual and annual withdrawals is 2%, 6%, 12% and 24% respectively of the value of your account at the time the Service is established. The withdrawal proceeds are not subject to the deferred sales charge, but only within these percentage limitations. The minimum withdrawal is $50. The Service, and this exclusion from the deferred sales charge, does not apply to a one-time withdrawal.


         To qualify for the Service, you must have invested at least $10,000 in Class A, Class B or Class C shares which you still own of any of the funds in the Waddell & Reed Advisors Funds or W&R Funds, Inc.; or, you must own Class A, Class B or Class C shares having a value of at least $10,000. The value for this purpose is the value at the current offering price.


         You can choose to have your shares redeemed to receive:

         1.  a monthly, quarterly, semiannual or annual payment of $50 or more;

         2. a monthly payment, which will change each month, equal to one-twelfth of a percentage of the value of the shares in the account (you select the percentage); or

         3. a monthly or quarterly payment, which will change each month or quarter, by redeeming a number of shares fixed by you (at least five shares).

         Shares are redeemed on the 20th day of the month in which the payment is to be made, or on the prior business day if the 20th is not a business day. Payments are made within five days of the redemption.

         If you have a share certificate for the shares you want to make available for the Service, you must enclose the certificate with the form initiating the Service.


         The dividends and distributions on shares of a class you have made available for the Service are paid in additional shares of that class. All payments under the Service are made by redeeming shares, which may involve a gain or loss for tax purposes. To the extent that payments exceed dividends and distributions, the number of shares you own will decrease. When all of the shares in your account are redeemed, you will not receive any further payments. Thus, the payments are not an annuity, an income or return on your investment.


         You may, at any time, change the manner in which you have chosen to have shares redeemed to any of the other choices originally available to you. You may, at any time, redeem part or all of the shares in your account; if you redeem all of the shares, the Service is terminated. The Fund can also terminate the Service by notifying you in writing.

         After the end of each calendar year, information on shares redeemed will be sent to you to assist you in completing your Federal income tax return.



EXCHANGES FOR SHARES OF OTHER FUNDS IN THE WADDELL & REED ADVISORS FUNDS AND W&R FUNDS, INC.


     CLASS A SHARE EXCHANGES


         You may decide you would rather own shares of one or more of the other funds in the Waddell & Reed Advisors Funds or the W&R Funds, Inc. rather than Fund shares. An exchange of Fund shares may be made only if you have held the shares for at least six months unless the exchange is for shares of Waddell & Reed Advisors Government Securities Fund, Inc., Waddell & Reed Advisors Municipal Bond Fund, Inc., Waddell & Reed Advisors Cash Management, Inc., W&R Funds Municipal Bond Fund, W&R Funds Limited Term Bond Fund or W&R Funds Money Market Fund or unless the Fund shares were acquired by payment of a dividend or distribution, in which cases there is no holding period. The shares you exchange must be worth at least $100 or you must already own shares of the fund into which you are investing. You may exchange for shares of another fund without payment of an additional sales charge. You should ask for and read the prospectus for the fund into which you are thinking of making an exchange before doing so.



         Fund shares may be received in exchange for shares of any of the other funds in the Waddell & Reed Advisors Funds, except for shares of Waddell & Reed Advisors Cash Management, Inc. acquired by direct purchase or received in payment of dividends on those shares.



         Subject to the above rules regarding sales charges, you may have a specific dollar amount of Class A shares of Waddell & Reed Advisors Cash Management, Inc. automatically exchanged each month into Class A shares of the Fund or any other fund in the Waddell & Reed Advisors Funds, provided you already own Class A shares of the fund. The shares of Waddell & Reed Advisors Cash Management, Inc. which you designate for automatic exchange must be worth at least $100, which may be allocated among the Class A shares of different funds in the Waddell & Reed Advisors Funds so long as each fund receives a value of at least $25. Minimum initial investment and minimum balance requirements apply to such automatic exchange service.

         You may redeem your Class A shares of the Fund and use the proceeds to purchase Class Y shares of the Fund if you meet the criteria for purchasing Class Y shares.

     CLASS B SHARE EXCHANGES


         You may exchange Class B shares of the Fund for Class B shares of other Funds in the Waddell & Reed Advisors Funds or W&R Funds, Inc. without charge.


         The redemption of the Fund's Class B shares as part of an exchange is not subject to the deferred sales charge. For purposes of computing the deferred sales charge, if any, applicable to the redemption of the shares acquired in the exchange, those acquired shares are treated as having been purchased when the original redeemed shares were purchased.


         You may have a specific dollar amount of Class B shares of Waddell & Reed Advisors Cash Management, Inc. automatically exchanged each month into Class B shares of the Fund or any other fund in the Waddell & Reed Advisors Funds, provided you already own Class B shares of a fund. The shares of Waddell & Reed Advisors Cash Management, Inc. which you designate for automatic exchange must be worth at least $100, which may be allocated among different funds so long as each fund receives a value of at least $25. Minimum initial investment and minimum balance requirements apply to such automatic exchange service.


     CLASS C SHARE EXCHANGES


         You may exchange Class C shares of the Fund for Class C shares of other Funds in the Waddell & Reed Advisors Funds and/or W&R Funds, Inc. without charge.


         The redemption of the Fund's Class C shares as part of an exchange is not subject to the deferred sales charge. For purposes of computing the deferred sales charge, if any, applicable to the redemption of the shares acquired in the exchange, those acquired shares are treated as having been purchased when the original redeemed shares were purchased.


         You may have a specific dollar amount of Class C shares of Waddell & Reed Advisors Cash Management, Inc. automatically exchanged each month into Class C shares of the Fund or any other fund in the Waddell & Reed Advisors Funds, provided you already own Class C shares of a fund. The shares of Waddell & Reed Advisors Cash Management, Inc. which you designate for exchange must be worth at least $100, which may be allocated among different funds so long as each fund receives a value of at least $25. Minimum initial investment and minimum balance requirements apply to such automatic exchange service.

     CLASS Y SHARE EXCHANGES


         Class Y shares of a Fund may be exchanged for Class Y shares of any other fund in the Waddell & Reed Advisors Funds or Class A shares of Waddell & Reed Advisors Cash Management.


     GENERAL EXCHANGE INFORMATION

         When you exchange shares, the total shares you receive will have the same aggregate NAV as the total shares you exchange. The relative values are those next figured after the fund receives your exchange request in good order.


         These exchange rights and other exchange rights concerning the other funds in the Waddell & Reed Advisors Funds and/or W&R Funds, Inc. can, in most instances, be eliminated or modified at any time and any such exchange may not be accepted.



REINVESTMENT PRIVILEGE

         The Fund offers a one-time reinvestment privilege that allows you to reinvest without charge all or part of any amount of Class A shares you redeem at the NAV next calculated after the Fund receives the returned amount. Your written request to reinvest and the amount to be reinvested must be received within forty-five days after your redemption request was received, and the Fund must be offering Class A shares at the time your reinvestment request is received. You can do this only once as to Class A shares of the Fund.


         There is also a reinvestment privilege for Class B and Class C shares and, where applicable, certain Class A shares under which you may reinvest all or part of any amount of the shares you redeemed and have the corresponding amount of the deferred sales charge, if any, which you paid restored to your account by adding the amount of that charge to the amount you are reinvesting in shares of the same class. If Fund shares of that class are then being offered, you can put all or part of your redemption payment back into such shares at the NAV next calculated after you have returned the amount. Your written request to do this must be received within forty-five days after your redemption request was received. You can do this only once as to Class B, Class C and Class A shares of the Fund. For purposes of determining future deferred sales charges, the reinvestment will be treated as a new investment.



MANDATORY REDEMPTION OF CERTAIN SMALL ACCOUNTS

         The Fund has the right to compel the redemption of shares held under any account or any plan if the aggregate NAV of such shares (taken at cost or value as the Board of Directors may determine) is less than $500. The Board has no intent to compel redemptions in the foreseeable future. If it should elect to compel redemptions, shareholders who are affected will receive prior written notice and will be permitted 60 days to bring their accounts up to the minimum before this redemption is processed.


                             DIRECTORS AND OFFICERS

         The day-to-day affairs of the Fund are handled by outside organizations selected by the Board of Directors. The Board of Directors has responsibility for establishing broad corporate policies for the Fund and for overseeing overall performance of the selected experts. It has the benefit of advice and reports from independent counsel and independent auditors. The majority of the Directors are not affiliated with Waddell & Reed, Inc.


         The principal occupation during the past five years of each Director and officer is stated below. Each of the persons listed through and including Mr. Vogel is a member of the Fund's Board of Directors. The other persons are officers of the Fund but are not members of the Board of Directors. For purposes of this section, the term "Fund Complex" includes each of the registered investment companies in the Waddell & Reed Advisors Funds, W&R Funds, Inc. and Target/United Funds, Inc. Each of the Fund's Directors is also a Director of each of the other funds in the Fund Complex and each of its officers is also an officer of one or more of the funds in the Fund Complex.



KEITH A. TUCKER*
         Chairman of the Board of Directors of the Fund and each of the other funds in the Fund Complex; Chairman of the Board of Directors, Chief Executive Officer and Director of Waddell & Reed Financial, Inc.; President, Chairman of the Board of Directors, Director and Chief Executive Officer of Waddell & Reed Financial Services, Inc.; Chairman of the Board of Directors and Director of WRIMCO, Waddell & Reed, Inc. and Waddell & Reed Services Company; formerly, President of each of the funds in the Fund Complex; formerly, Chairman of the Board of Directors of Waddell & Reed Asset Management Company, a former affiliate of Waddell & Reed Financial, Inc. Date of birth: February 11, 1945.

JAMES M. CONCANNON
950 Docking Road
Topeka, Kansas  66615
         Dean and Professor of Law, Washburn University School of Law; Director, AmVestors CBO II Inc. Date of birth: October 2, 1947.



JOHN A. DILLINGHAM
4040 Northwest Claymont Drive
Kansas City, Missouri  64116
         President of JoDill Corp., an agricultural company; President and Director of Dillingham Enterprises Inc.; formerly, Director and consultant, McDougal Construction Company; formerly, Instructor at Central Missouri State University; formerly, Member of the Board of Police Commissioners, Kansas City, Missouri; formerly, Senior Vice President-Sales and Marketing of Garney Companies, Inc., a specialty utility contractor. Date of birth: January 9, 1939.



DAVID P. GARDNER
263 West 3rd Avenue
San Mateo, California  94402
         Chairman and Chief Executive Officer of George S. and Delores Dor'e Eccles Foundation; Director of First Security Corp., a bank holding company, and Director of Fluor Corp., a company with interests in coal; formerly, President of Hewlett Foundation.
Date of birth:  March 24, 1933.



LINDA K. GRAVES*
1 South West Cedar Crest Road
Topeka, Kansas  66606
         First Lady of Kansas; formerly, Partner, Levy and Craig, P.C., a law firm. Date of birth: July 29, 1953.



JOSEPH HARROZ, JR.
125 South Creekdale Drive
Norman, Oklahoma  73072
         General Counsel of the Board of Regents at the University of Oklahoma; Adjunct Professor of Law at the University of Oklahoma College of Law; Managing Member, Harroz Investments, L.L.C.; formerly, Vice President for Executive Affairs of the University of Oklahoma; formerly, Attorney with Crowe & Dunlevy, a law firm. Date of birth: January 17, 1967.



JOHN F. HAYES
20 West 2nd Avenue
P. O. Box 2977
Hutchinson, Kansas  67504-2977
         Director of Central Bank and Trust; Director of Central Financial Corporation; Chairman of the Board of Directors, Gilliland & Hayes, P.A., a law firm; formerly, President of Gilliland & Hayes, P.A.; formerly, Director of Central Properties, Inc. Date of birth: December 11, 1919.

ROBERT L. HECHLER*
         President and Principal Financial Officer of the Fund and each of the other funds in the Fund Complex; Executive Vice President, Chief Operating Officer and Director of Waddell & Reed Financial, Inc.; Executive Vice President, Chief Operating Officer, Director and Treasurer of Waddell & Reed Financial Services, Inc.; Executive Vice President, Principal Financial Officer, Director and Treasurer of WRIMCO; President, Chief Executive Officer, Principal Financial Officer, Director and Treasurer of Waddell & Reed, Inc.; Director and Treasurer of Waddell & Reed Services Company; Chairman of the Board of Directors, Chief Executive Officer, President and Director of Fiduciary Trust Company of New Hampshire, an affiliate of Waddell & Reed, Inc.; Director of Legend Group Holdings, LLC, Legend Advisory Corporation, Legend Equities Corporation, Advisory Services Corporation, The Legend Group, Inc. and LEC Insurance Agency, Inc.; formerly, Vice President of each of the funds in the Fund Complex; formerly, Director and Treasurer of Waddell & Reed Asset Management Company; formerly, President of Waddell & Reed Services Company. Date of birth: November 12, 1936.



HENRY J. HERRMANN*
         Vice President of the Fund and each of the other funds in the Fund Complex; President, Chief Investment Officer, and Director of Waddell & Reed Financial, Inc.; Executive Vice President, Chief Investment Officer and Director of Waddell & Reed Financial Services, Inc.; Director of Waddell & Reed, Inc.; President, Chief Executive Officer, Chief Investment Officer and Director of WRIMCO; Chairman of the Board of Directors of Austin, Calvert & Flavin, Inc., an affiliate of WRIMCO; formerly, President, Chief Executive Officer, Chief Investment Officer and Director of Waddell & Reed Asset Management Company. Date of birth: December 8, 1942.



GLENDON E. JOHNSON
13635 Deering Bay Drive
Unit 284
Miami, Florida  33158
         Retired; formerly, Director and Chief Executive Officer of John Alden Financial Corporation and its subsidiaries. Date of birth: February 19, 1924.



WILLIAM T. MORGAN*
928 Glorietta Blvd.
Coronado, California  92118
         Retired; formerly, Chairman of the Board of Directors and President of each of the funds in the Fund Complex then in existence. (Mr. Morgan retired as Chairman of the Board of Directors and President of the funds in the Fund Complex then in existence on April 30, 1993); formerly, President, Director and Chief Executive Officer of WRIMCO and Waddell & Reed, Inc.; formerly, Chairman of the Board of Directors of Waddell & Reed Services Company. Date of birth:
April 27, 1928.

RONALD C. REIMER
2601 Verona Road
Mission Hills, Kansas  66208
         Retired. Co-founder and teacher at Servant Leadership School of Kansas City; Director and Vice President of Network Rehabilitation Services; Board Member, Member of Executive Committee and Finance Committee of Truman Medical Center; formerly, Employment Counselor and Director of McCue-Parker Center. Date of birth: August 3, 1934.



FRANK J. ROSS, JR.*
700 West 47th Street
Kansas City, Missouri  64112
         Shareholder, Polsinelli, White, Vardeman & Shalton, a law firm; Director of Columbian Bank and Trust. Date of birth: April 9, 1953.



ELEANOR B. SCHWARTZ
1213 West 95th Court, Chartwell 4
Kansas City, Missouri  64114
         Professor of Business Administration, University of Missouri-Kansas City; formerly, Chancellor, University of Missouri-Kansas City. Date of birth:
January 1, 1937.



FREDERICK VOGEL III
1805 West Bradley Road
Milwaukee, Wisconsin  53217
         Retired.  Date of birth:  August 7, 1935.



DANIEL C. SCHULTE
         Vice President, Assistant Secretary and General Counsel of the Fund and each of the other funds in the Fund Complex; Vice President, Secretary and General Counsel of Waddell & Reed Financial, Inc.; Senior Vice President, Secretary and General Counsel of Waddell & Reed Financial Services Company, Waddell & Reed, Inc., WRIMCO and Waddell & Reed Services Company; Secretary and Director of Fiduciary Trust Company of New Hampshire, an affiliate of Waddell & Reed, Inc.; formerly, Assistant Secretary of Waddell & Reed Financial, Inc.; formerly, an attorney with Klenda, Mitchell, Austerman & Zuercher, L.L.C. Date of birth:
December 8, 1965.




KRISTEN A. RICHARDS
         Vice President, Secretary and Associate General Counsel of the Fund and each of the other funds in the Fund Complex; Vice President and Associate General Counsel of WRIMCO; formerly, Assistant Secretary of the Fund and each of the other funds in the Fund Complex; formerly, Compliance Officer of WRIMCO. Date of birth: December 2, 1967.



THEODORE W. HOWARD
         Vice President, Treasurer and Principal Accounting Officer of the Fund and each of the other funds in the Fund Complex; Vice President of Waddell & Reed Services Company. Date of birth: July 18, 1942.

MARK OTTERSTROM
         Vice President of the Fund and Vice President of WRIMCO; formerly, Assistant Portfolio Manager for investment companies managed by WRIMCO. Date of birth: December 17, 1954.


         The address of each person is 6300 Lamar Avenue, P.O. Box 29217, Shawnee Mission, Kansas 66201-9217 unless a different address is given.

         The Directors who may be deemed to be "interested persons" as defined in the 1940 Act of the Fund's underwriter, Waddell & Reed, Inc., or of its manager, WRIMCO, are indicated as such by an asterisk.


         The Board of Directors has created an honorary position of Director Emeritus, whereby an incumbent Director who has attained the age of 70 may, or if elected on or after May 31, 1993 and has attained the age of 75 must, resign his or her position as Director and, unless he or she elects otherwise, will serve as Director Emeritus provided the Director has served as a Director of the Funds for at least five years which need not have been consecutive. A Director Emeritus receives fees in recognition of his or her past services whether or not services are rendered in his or her capacity as Director Emeritus, but he or she has no authority or responsibility with respect to the management of the Fund. Messrs. Henry L. Bellmon, Jay B. Dillingham, Doyle Patterson, Ronald K. Richey and Paul S. Wise retired as Directors of the Fund and of each of the funds in the Fund Complex, and each serves as Director Emeritus.



         The funds in the Waddell & Reed Advisors Funds, Target/United Funds, Inc. and W&R Funds, Inc. pay to each Director, effective October 1, 1999, an annual base fee of $50,000, plus $3,000 for each meeting of the Board of Directors attended and effective January 1, 2000, an annual base fee of $52,000 plus $3,250 for each meeting of the Board of Directors attended, plus reimbursement of expenses for attending such meeting and $500 for each committee meeting attended which is not in conjunction with a Board of Directors meeting, other than Directors who are affiliates of Waddell & Reed, Inc. (prior to October 1, 1999, the funds in the Waddell & Reed Advisors Funds, Target/United Funds, Inc. and W&R Funds, Inc. paid to each Director an annual base fee of $48,000 plus $2,500 for each meeting of the Board of Directors attended). The fees to the Directors are divided among the funds in the Waddell & Reed Advisors Funds, Target/United Funds, Inc. and W&R Funds,

Inc. based on the funds' relative size. During the Fund's fiscal year ended September 30, 1999, the Fund's Directors received the following fees for service as a director:


                               COMPENSATION TABLE

                                                                              Total
                                                 Aggregate                Compensation
                                               Compensation                 From Fund
                                                   From                     and Fund
Director                                           Fund                     Complex*
--------                                       ------------               ------------
Robert L. Hechler                                   $    0                   $     0
Henry J. Herrmann                                        0                         0
Keith A. Tucker                                          0                         0
James M. Concannon                                   1,284                    59,000
John A. Dillingham                                   1,284                    59,000
David P. Gardner                                     1,230                    56,500
Linda K. Graves                                      1,284                    59,000
Joseph Harroz, Jr.                                   1,209                    56,500
John F. Hayes                                        1,284                    59,000
Glendon E. Johnson                                   1,295                    59,500
William T. Morgan                                    1,284                    59,000
Ronald C. Reimer                                     1,202                    56,500
Frank J. Ross, Jr.                                   1,284                    59,000
Eleanor B. Schwartz                                  1,295                    59,500
Frederick Vogel III                                  1,295                    59,500

*No pension or retirement benefits have been accrued as a part of Fund expenses.


         The officers are paid by WRIMCO or its affiliates.



SHAREHOLDINGS


         As of May 31, 2000, all of the Fund's Directors and officers as a group owned less than 1% of the outstanding shares of the Fund. The following table sets forth information with respect to the Fund, as of May 31, 2000, regarding the ownership of the Fund's shares.

                                                                          Shares owned
Name and Address                                                          Beneficially
of Beneficial Owner                                Class                  or of Record                          Percent
-------------------                                -----                  ------------                          -------
Jeanne D. Perks                                  Class B                      10,124                              5.60%
P. O. Box 18074
Reno NV  89510-0074

Phyllis A Reimer Trustee                         Class B                       9,349                              5.17%
U/A Dtd November 20 1996
Phyllis A Reimer Lvg Trust
5014 Briercrest
Lakewood CA  90713-1819

Betty W Taliaferro (TOD)                         Class B                      20,853                             11.52%
9104n Roe Ave
Prairie Village KS  66207-2603

Lawrence H Moninghoff (TOD)                      Class B                      12,410                              6.86%
HCR 1 Box 676
Old Town FL  32680-9593

Earline Nelson (TOD)                             Class B                      15,651                              8.65%
2804 SW 10th St
Lees Summit MO  64081-2375

Donald Shively &                                 Class B                      10,299                              5.69%
Miriam Shively Jtn Ros (TOD)
P. O. Box 22384
Oklahoma City OK  73123-1384

Sandra E. Buck (TOD)                             Class C                       5,483                              6.25%
Jeffrey T. Miller
3427 F Rd
Clifton CO  81520-8432

Lora L Hittle Trustee                            Class C                       6,088                              6.94%
U/A dated September 13 1991
Lora L Hittle Trust
640 Knotty Pine
Green River WY  82935-4940


                                       61

Kathleen R.                                      Class C                       6,049                              6.89%
     Christopherson (TOD)
9 Claymont Ct
Springfield IL  62704-1207

Randy J. Dircks &                                Class C                       8,162                              9.30%
Kathryn M. Holipitza Jtn Ros
109 Jennifer Dr
Chester NH  03036-4121

Robert Kaplan Tr                                 Class C                       9,719                             11.07%
U/A dtd 01/26/86
L & S Kaplan Family Trust
6585 Hawarden Dr
Riverside CA 92506-5109

Waddell & Reed, Inc.                             Class Y                         394                            100.00%
Attn:  Ty Towery
P. O. Box 29217
Shawnee Mission KS  66201-9217


                            PAYMENTS TO SHAREHOLDERS


GENERAL

         There are two sources for the payments the Fund makes to you as a shareholder of a class of shares of the Fund, other than payments when you redeem your shares. The first source is net investment income, which is derived from the interest and earned discount on the securities the Fund holds, less expenses (which will vary by class). The second source is net realized capital gains, which are derived from the proceeds received from the Fund's sale of securities at a price higher than the Fund's tax basis (usually cost) in such securities, less losses from sales of securities at a price lower than the Fund's basis therein;

these gains can be either long-term or short-term, depending on how long the Fund has owned the securities before it sells them. The payments made to shareholders from net investment income and net short-term capital gains are called dividends.

         The Fund pays distributions from net capital gains (the excess of net long-term capital gains over net short-term capital losses). It may or may not have such gains, depending on whether securities are sold and at what price. If the Fund has net capital gains, it will pay distributions once each year, in the latter part of the fourth calendar quarter, except to the extent it has net capital losses carried over from a prior year or years to offset the gains.


CHOICES YOU HAVE ON YOUR DIVIDENDS AND DISTRIBUTIONS

         On your application form, you can give instructions that (i) you want cash for your dividends and distributions, (ii) you want your dividends and distributions paid in shares of the Fund of the same class as that with respect to which they were paid, or (iii) you want cash for your dividends and want your distributions paid in shares of the Fund of the same class as that with respect to which they were paid. However, a total dividend and/or distribution amount less than five dollars will be automatically paid in shares of the Fund of the same class as that with respect to which they were paid. You can change your instructions at any time. If you give no instructions, your dividends and distributions will be paid in shares of the Fund of the same class as that with respect to which they were paid. All payments in Fund shares are at NAV without any sales charge. The NAV used for this purpose is that computed as of the record date for the dividend or distribution, although this could be changed by the Board of Directors.

         Even if you receive dividends and distributions on Fund shares in cash, you can thereafter reinvest them (or distributions only) in shares of the Fund at NAV (i.e., with no sales charge) next calculated after receipt by Waddell & Reed, Inc. of the amount clearly identified as a reinvestment. The reinvestment must be within forty-five days after the payment.


                                      TAXES


GENERAL

         The Fund has qualified since inception for treatment as a RIC under the Code, so that it is relieved of Federal income tax on that part of its investment company taxable income (consisting generally of taxable net investment income and net short-term capital gains that it distributes to its shareholders. To continue to qualify for treatment as a RIC, the Fund must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income plus its net interest income excludable from gross income under Section 103(a) of the Code ("Distribution Requirement"), and must meet several additional requirements. These requirements include the following: (1) the Fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of securities or foreign currencies or other income (including gains from options, futures contracts or forward contracts) derived with respect to its business of investing in securities or those currencies ("Income Requirement"); (2) at the close of each quarter of the Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs and other securities that are limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund's total assets and that does not represent more than 10% of the issuer's outstanding voting securities ("50% Diversification Requirement"); and (3) at the close of each quarter of the Fund's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. Government securities or the securities of other RICs) of any one issuer.


         If the Fund failed to qualify for treatment as a RIC for any taxable year, (a) it would be taxed as an ordinary corporation on the full amount of its taxable income for that year (even is it distributed that income to its shareholders) and (b) the shareholders would treat all distributions out of its earnings and profits, including distributions that otherwise would be "exempt-interest dividends" described in the following paragraph and distributions of net capital gains, as taxable dividends (that is, ordinary income). In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying for RIC treatment.


         Dividends paid by the Fund will qualify as "exempt-interest dividends," and thus will be excludable from shareholders' gross income, if the Fund satisfies the additional requirement that, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consists of securities the interest on which is excludable from gross income under section 103(a); the Fund intends to continue to satisfy this requirement. The aggregate dividends excludable from all shareholders' gross income may not exceed the Fund's net tax-exempt income. The Fund uses the average annual method to determine the exempt income portion of each distribution, and the percentage of income designated as tax-exempt for any particular distribution may be substantially different from the percentage of the Fund's income that was tax-exempt during the period covered by the distribution. The treatment of dividends from the Fund under state and local income tax laws may differ from the treatment thereof under the Code.

         Up to 85% of social security and railroad retirement benefits may be included in taxable income for recipients whose adjusted gross income (including income from tax-exempt sources such as the Fund) plus 50% of their benefits exceeds certain base amounts. Exempt-interest dividends from the Fund still are tax-exempt to the extent described above; they are only included in the calculation of whether a recipient's income exceeds the established amounts.

         If the Fund invests in any instruments that generate taxable income, under the circumstances described in the Prospectus, distributions of the interest earned thereon will be taxable to shareholders as ordinary income to the extent of the Fund's earnings and profits. Moreover, if the Fund realizes capital gains as a result of market transactions, any distribution of the gains will be taxable to shareholders. There also may be collateral Federal income tax consequences regarding the receipt of tax-exempt dividends by shareholders such as S corporations, financial institutions and property and casualty insurance companies. Any shareholder that falls into any of these categories should consult its tax adviser concerning its investment in Fund shares.

         Dividends and distributions declared by the Fund in October, November or December of any year and payable to shareholders of record on a date in any of those months are deemed to have been paid by the Fund and received by the shareholders on December 31 of that year even if they are paid by the Fund during the following January. Accordingly, those dividends and distributions will be reported by, and (except for exempt-interest dividends) taxed to, the shareholders for the year in which that December 31 falls.

         If Fund shares are sold at a loss after being held for six months or less, the loss will be disallowed to the extent of any exempt-interest dividends received on those shares and any balance of the loss that is not disallowed will be treated as a long-term, instead of short-term, capital loss to the extent of any distributions received on those shares. Investors also should be aware that if shares are purchased shortly before the record date for a taxable dividend or distribution, the investor will receive some portion of the purchase price back as a taxable dividend or distribution.


         The Fund will be subject to a nondeductible 4% excise tax ("Excise Tax") to the extent it fails to distribute, by the end of any calendar year, substantially all of its ordinary taxable income for that year and capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts. For these purposes, the Fund may defer into the next calendar year net capital losses incurred between November 1 and the end of the current calendar year. It is the Fund's policy to pay sufficient taxable dividends and distributions each year to avoid imposition of the Excise Tax.

INCOME FROM OPTIONS AND FUTURES CONTRACTS

         The use of hedging strategies, such as writing (selling) and purchasing options and futures contracts, involves complex rules that will determine for income tax purposes the amount, character and timing of recognition of the gains and losses the Fund realizes in connection therewith. Gains in options and futures contracts derived by the Fund with respect to its business of investing in securities will qualify as permissible income under the Income Requirement.

         Any income the Fund earns from writing options is treated as short-term capital gain. If the Fund enters into a closing purchase transaction, it will have a short-term capital gain or loss based on the difference between the premium it receives for the option it wrote and the premium it pays for the option it buys. If an option written by the Fund lapses without being exercised, the premium it received also will be a short-term capital gain. If such an option is exercised and the Fund thus sells the securities subject to the option, the premium the Fund receives will be added to the exercise price to determine the gain or loss on the sale.

         Certain options and futures contracts in which the Fund may invest may be "section 1256 contracts." Section 1256 contracts held by the Fund at the end of its taxable year, other than contracts subject to a "mixed straddle" election made by the Fund, are "marked-to-market" (that is, treated as sold at that time for their fair market value) for Federal income tax purposes, with the result that unrealized gains or losses are treated as though they were realized. Sixty percent of any net gain or loss recognized on these deemed sales, and 60% of any net realized gain or loss from any actual sales of section 1256 contracts, are treated as long-term capital gains or losses, and the balance is treated as short-term capital gains or losses. Section 1256 contracts also may be marked-to-market for purposes of the Excise Tax and other purposes. The Fund may need to distribute any mark-to-market gains to its shareholders to satisfy the Distribution Requirement and/or avoid imposition of the Excise Tax, even though it may not have closed the transactions and received cash to pay the distributions.


         Code section 1092 (dealing with straddles) may also affect the taxation of options and futures contracts in which the Fund may invest. That section defines a "straddle" as offsetting positions with respect to personal property; for these purposes, options, futures contracts and forward currency contracts are personal property. Section 1092 generally provides that any loss from the disposition of a position in a straddle may be deducted only to the extent the loss exceeds the unrealized gain on the offsetting position(s) of the straddle. In addition, these rules may postpone the recognition of a loss that would otherwise be recognized under the mark-to-market rules discussed above. The regulations under section 1092 also provide certain "wash sale" rules, which apply to transactions where a position is sold at a loss and a new offsetting position is acquired within a prescribed period, and "short sale" rules applicable to straddles. If the Fund makes certain elections, the amount, character and timing of the recognition of gains and losses from the affected straddle positions will be determined under rules that vary according to the elections made. Because only a few of the regulations implementing the straddle rules have been promulgated, the tax consequences of straddle transactions to the Fund are not entirely clear.


         If the Fund has an appreciated financial position -- generally, an interest (including an interest through an option, futures contract or short sale) with respect to any stock, debt instrument (other than "straight debt") or partnership interest the fair market value of which exceeds its adjusted basis -- and enters into a "constructive sale" of the position, the Fund will be treated as having made an actual sale thereof, with the result that gain will be recognized at that time. A constructive sale generally consists of a short sale, an offsetting notional principal contract or futures contract entered into by the Fund or a related person with respect to the same or substantially identical property. In addition, if the appreciated financial position is itself a short sale such a contract, acquisition of the underlying property or substantially identical property will be deemed a constructive sale. The foregoing will not apply, however, to any transaction during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and the Fund holds the appreciated financial position unhedged for 60 days after that closing (I.E., at no time during that 60-day period is the Fund's risk of loss regarding that position reduced by reason of certain specified transactions with respect to substantially identical or related property, such as having an option to sell, being contractually obligated to sell, making a short sale, or granting an option to buy substantially identical stock or securities).


ZERO COUPON SECURITIES

         The Fund may acquire zero coupon or other securities issued with OID. As a holder of those securities, the Fund must account for the OID that accrues on such tax-exempt securities and must include in its income the OID that accrues on such taxable securities during the taxable year, even if the Fund receives no corresponding payment on the securities during the year. Because the Fund annually must distribute substantially all of its investment company taxable income and net tax-exempt income, including any accrued OID, to satisfy the Distribution Requirement and (with respect to taxable income) avoid imposition of the Excise Tax, it may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions will be made from the Fund's cash assets or from the proceeds of sales of portfolio securities, if necessary. The Fund may realize capital gains or losses from those sales, which would increase or decrease its investment company taxable income and/or net capital gains.


                      PORTFOLIO TRANSACTIONS AND BROKERAGE


One of the duties undertaken by WRIMCO pursuant to the Management Agreement is to arrange the purchase and sale of securities for the portfolio of the Fund. Purchases are made directly from issuers or from underwriters, dealers or banks. Purchases from underwriters include a commission or concession paid by the issuer to the underwriter. Purchases from dealers will include the spread between the bid and asked prices. Brokerage commissions are paid primarily for effecting transactions in securities traded on an exchange and otherwise only if it appears likely that a better price or execution can be obtained. The individual who manages the Fund may manage other advisory accounts with similar investment objectives. It can be anticipated that the manager will frequently place concurrent orders for all or most accounts for which the manager has responsibility or WRIMCO may otherwise combine orders for the Fund with those of other funds in the Waddell & Reed Advisors Funds, Target/United Funds, Inc. and W&R Funds, Inc. or other accounts for which it has investment discretion, including accounts affiliated with WRIMCO. WRIMCO, at its discretion, may aggregate such orders. WRIMCO, at its discretion, may aggregate such orders. Under current written procedures, transactions effected pursuant to such combined orders are averaged as to price and allocated in accordance with the purchase or sale orders actually placed for each fund or advisory account, except where the combined order is not filled completely. In this case, for a transaction not involving an initial public offering ("IPO"), WRIMCO will ordinarily allocate the transaction pro rata based on the orders placed, subject to certain variances provided for in the written procedures. For a partially filled IPO order, subject to certain variances specified in the written procedures, WRIMCO generally allocates the shares as follows: the IPO shares are initially allocated pro rata among the included funds and/or advisory accounts grouped according to investment objective, based on relative total assets of each group; and the shares are then allocated within each group pro rata based on relative total assets of the included funds and/or advisory accounts, except that (a) within a group having a small cap-related investment objective, shares are allocated on a rotational basis after taking into account the impact of the anticipated initial gain on the value of the included fund or advisory account and (b) within a group having a mid-cap-related investment objective, shares are allocated based on the portfolio manager's judgment, including but not limited to such factors as the fund's or advisory account's investments strategies and policies, cash availability, any minimum investment policy, liquidity, anticipated term of the investment and current securities positions.

         In all cases, WRIMCO seeks to implement its allocation procedures to achieve a fair and equitable allocation of securities among its funds and other advisory accounts. Sharing in large transactions could affect the price the Fund pays or receives or the amount it buys or sells. As well, a better negotiated price may be available through combined orders.


         To effect the portfolio transactions of the Fund, WRIMCO is authorized to engage broker-dealers ("brokers") which, in its best judgment based on all relevant factors, will implement the policy of the Fund to seek "best execution" (prompt and reliable execution at the best price obtainable) for reasonable and competitive commissions or spreads, as applicable. The Fund has not effected transactions through brokers and does not anticipate doing so. However, if WRIMCO were to effect brokerage transactions, it need not seek competitive commission bidding but is expected to minimize the commissions paid to the extent consistent with the interests and policies of the Fund. Subject to review by the Board of Directors, such policies include the selection of brokers which provide execution and/or research services and other services, including pricing or quotation services directly or through others ("research and brokerage services") considered by WRIMCO to be useful or desirable for its investment management of the Fund and/or the other funds and accounts over which WRIMCO has investment discretion.

         Research and brokerage services are, in general, defined by reference to Section 28(e) of the Securities Exchange Act of 1934 as including (i) advice, either directly or through publications or writings, as to the value of securities, the advisability of investing in, purchasing or selling securities and the availability of securities and purchasers or sellers; (ii) furnishing analyses and reports; or (iii) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement and custody). "Investment discretion" is, in general, defined as having authorization to determine what securities shall be purchased or sold for an account, or making those decisions even though someone else has responsibility.

         The commissions paid to brokers that provide such research and/or brokerage services may be higher than the commission another qualified broker would charge for effecting comparable transactions if a good faith determination is made by WRIMCO that the commission is reasonable in relation to the research or brokerage services provided. Subject to the foregoing considerations, WRIMCO may also consider sales of Fund shares as a factor in the selection of broker-dealers to execute portfolio transactions. No allocation of brokerage or principal business is made to provide any other benefits to WRIMCO.

         The investment research provided by a particular broker may be useful only to one or more of the other advisory accounts of WRIMCO and investment research received for the commissions of those other accounts may be useful both to the Fund and one or more of such other accounts. To the extent that electronic or other products provided by such brokers to assist WRIMCO in making investment management decisions are used for administration or other non-research purposes, a reasonable allocation of the cost of the product attributable to its non-research use is made by WRIMCO.

         Such investment research (which may be supplied by a third party at the request of a broker) includes information on particular companies and industries as well as market, economic or institutional activity areas. It serves to broaden the scope and supplement the research activities of WRIMCO; serves to make available additional views for consideration and comparisons; and enables WRIMCO to obtain market information on the price of securities held in the Fund's portfolio or being considered for purchase.


         The Fund, WRIMCO and Waddell & Reed, Inc. have adopted a Code of Ethics under Rule 17j-1 of the 1940 Act that permits their respective directors, officers and employees to invest in securities, including securities that may be purchased or held by the Fund. The Code of Ethics subjects covered personnel to certain restrictions that include prohibited activities, pre-clearance requirements and reporting obligations.


                                OTHER INFORMATION


THE SHARES OF THE FUND


         The Fund offers four classes of shares: Class A, Class B, Class C and Class Y. Each class represents an interest in the same assets of the Fund and differ as follows: each class of shares has exclusive voting rights on matters appropriately limited to that class; Class A shares are subject to an initial sales charge and to an ongoing distribution and/or service fee and certain Class A shares are subject to a contingent deferred sales charge; Class B and Class C are subject to a contingent deferred sales charge and to ongoing distribution and service fees; Class B shares converts to Class A shares eight years after the month in which the shares were purchased; and Class Y shares, which are designated for institutional investors, have no sales charge nor ongoing distribution and/or service fee. Each class may bear differing amounts of certain class-specific expenses and each class has a separate exchange privilege. The Fund does not anticipate that there will be any conflicts between the interests of holders of the different classes of shares of the Fund by virtue of those classes. On an ongoing basis, the Board of Directors will consider whether any such conflict exists and, if so, take appropriate action. Each share of the Fund is entitled to equal voting, dividend, liquidation and redemption rights, except that due to the differing expenses borne by the classes, dividends and liquidation proceeds of Class B shares and Class C shares are expected to be lower than for Class A shares, which in turn are expected to be lower than for Class Y shares of the Fund. Each fractional share of a class has the same rights, in proportion, as a full share of that class. Shares are fully paid and nonassessable when purchased.


         The Fund does not hold annual meetings of shareholders; however, certain significant corporate matters, such as the approval of a new investment advisory agreement or a change in a fundamental investment policy, which require shareholder approval will be presented to shareholders at a meeting called by the Board of Directors for such purpose.

         Special meetings of shareholders may be called for any purpose upon receipt by the Fund of a request in writing signed by shareholders holding not less than 25% of all shares entitled to vote at such meeting, provided certain conditions stated in the Bylaws are met. There will normally be no meeting of the shareholders for the purpose of electing directors until such time as less than a majority of directors holding office have been elected by shareholders, at which time the directors then in office will call a shareholders' meeting for the election of directors. To the extent that Section 16(c) of the 1940 Act applies to the Fund, the directors are required to call a meeting of shareholders for the purpose of voting upon the question of removal of any director when requested in writing to do so by the shareholders of record of not less than 10% of the Fund's outstanding shares.

         Each share (regardless of class) has one vote. All shares of the Fund vote together as a single class, except as to any matter for which a separate vote of any class is required by the 1940 Act, and except as to any matter which affects the interests of one or more particular classes, in which case only the shareholders of the affected classes are entitled to vote, each as a separate class.

                                   APPENDIX A

         The following are descriptions of some of the ratings of securities that the Fund may use. The Fund may also use ratings provided by other nationally recognized statistical rating organizations in determining the securities eligible for investment.


DESCRIPTION OF BOND RATINGS

         STANDARD & POOR'S, A DIVISION OF THE MCGRAW-HILL COMPANIES, INC. An S&P corporate or municipal bond rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment of creditworthiness may take into consideration obligors such as guarantors, insurers or lessees.

         The debt rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

         The ratings are based on current information furnished to S&P by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

         The ratings are based, in varying degrees, on the following considerations:

1. Likelihood of default -- capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

2.       Nature of and provisions of the obligation;

3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

         A brief description of the applicable S&P rating symbols and their meanings follow:

         AAA -- Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

         AA -- Debt rated AA also qualifies as high quality debt. Capacity to pay interest and repay principal is very strong, and debt rated AA differs from AAA issues only in small degree.

         A -- Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

         BBB -- Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

         BB, B, CCC, CC, C - Debt rated BB, B, CCC, CC and C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

         BB -- Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

         B -- Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

         CCC -- Debt rated CCC has a currently indefinable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

         CC -- The rating CC is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

         C -- The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

         CI -- The rating CI is reserved for income bonds on which no interest is being paid.

         D -- Debt rated D is in payment default. It is used when interest payments or principal payments are not made on a due date even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace periods. The D rating will also be used upon a filing of a bankruptcy petition if debt service payments are jeopardized.

         Plus (+) or Minus (-) -- To provide more detailed indications of credit quality, the ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

         NR -- Indicates that no public rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

         Debt Obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

         Bond Investment Quality Standards: Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated in the top four categories (AAA, AA, A, BBB, commonly known as "investment grade" ratings) are generally regarded as eligible for bank investment. In addition, the laws of various states governing legal investments may impose certain rating or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies and fiduciaries generally.

         MOODY'S INVESTORS SERVICE, INC. A brief description of the applicable MIS rating symbols and their meanings follows:

         Aaa -- Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

         A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

         Baa -- Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Some bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         NOTE: Bonds within the above categories which possess the strongest investment attributes are designated by the symbol "1" following the rating.

         Ba -- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during good and bad times over the future. Uncertainty of position characterizes bonds in this class.

         B -- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         Caa -- Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

         Ca -- Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

         C -- Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

DESCRIPTION OF MUNICIPAL NOTE RATINGS

         An S&P note rating reflects the liquidity factors and market access risks unique to notes. Notes maturing in 3 years or less will likely receive a note rating. Notes maturing beyond 3 years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment.

--Amortization schedule (the larger the final maturity relative to other maturities, the more likely the issue is to be treated as a note). --Source of Payment (the more the issue depends on the market for its refinancing, the more likely it is to be treated as a note.)

         The note rating symbols and definitions are as follows:

SP-1 Strong capacity to pay principal and interest. Issues determined to possess very strong characteristics are given a plus (+) designation. SP-2 Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.
SP-3 Speculative capacity to pay principal and interest.

         Moody's Short-Term Loan Ratings -- MIS ratings for state and municipal short-term obligations will be designated Moody's Investment Grade (MIG). This distinction is in recognition of the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower are uppermost in importance in short-term borrowing, while various factors of major importance in bond risk are of lesser importance over the short run. Rating symbols and their meanings follow:

         MIG 1 -- This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

         MIG 2 -- This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

         MIG 3 -- This designation denotes favorable quality. All security elements are accounted for but this is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

         MIG 4 -- This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

DESCRIPTION OF COMMERCIAL PAPER RATINGS

         An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market. Ratings are graded into several categories, ranging from "A-1" for the highest quality obligations to D for the lowest. Issuers rated A are further referred to by use of numbers 1, 2 and 3 to indicate the relative degree of safety. Issues assigned an A rating (the highest rating) are regarded as having the greatest capacity for timely payment. An A-1 designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation. An A-2 rating indicates that capacity for timely payment is satisfactory; however, the relative degree of safety is not as high as for issues designated A-1. Issues rated A-3 have adequate capacity for timely payment; however, they are more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations. Issues rated B are regarded as having only speculative capacity for timely payment. A C rating is assigned to short-term debt obligations with a doubtful capacity for payment. Debt rated D is in payment default, which occurs when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

         MIS commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. MIS employs the designations of Prime 1, Prime 2 and Prime 3, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers. Issuers rated Prime 1 have a superior capacity for repayment of short-term promissory obligations and repayment capacity will normally be evidenced by (1) lending market positions in well established industries; (2) high rates of return on funds employed; (3) conservative capitalization structures with moderate reliance on debt and ample asset protection; (4) broad margins in earnings coverage of fixed financial charges and high internal cash generation; and (5) well established access to a range of financial markets and assured sources of alternate liquidity. Issuers rated Prime 2 also have a strong capacity for repayment of short-term promissory obligations as will normally be evidenced by many of the characteristics described above for Prime 1 issuers, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation; capitalization characteristics, while still appropriate, may be more affected by external conditions; and ample alternate liquidity is maintained. Issuers rated Prime 3 have an acceptable capacity for repayment of short-term promissory obligations, as will normally be evidenced by many of the characteristics above for Prime 1 issuers, but to a lesser degree. The effect of industry characteristics and market composition may be more pronounced;

variability in earnings and profitability may result in changes in the level of debt protection measurements and requirement for relatively high financial leverage; and adequate alternate liquidity is maintained.

THE INVESTMENTS OF
UNITED MUNICIPAL HIGH INCOME FUND, INC.
MARCH 31, 2000

                                                                                    PRINCIPAL
                                                                                    AMOUNT IN
                                                                                    THOUSANDS                 VALUE
MUNICIPAL BONDS
ALABAMA - 0.23%
   The Marshall County Health Care Authority,
      Hospital Revenue Refunding Bonds, Series
      1992 (Guntersville-Arab Medical Center),
      7.0%, 10-1-13 .......................................................           $ 1,000          $  1,013,750

ALASKA - 0.46%
   City of Seward, Alaska, Revenue Bonds, 1996
      (Alaska Sealife Center Project),
      7.65%, 10-1-16 ......................................................             2,000             2,020,000

ARIZONA - 1.63%
   The Industrial Development Authority of the
      County of Gila, Arizona, Environmental Revenue
      Refunding Bonds (ASARCO Incorporated Project),
      Series 1998,
      5.55%, 1-1-27 .......................................................             4,750             3,740,625
   Hayden-Winkelman Unified School District No.
      41 of Gila County, Arizona, Capital
      Appreciation Refunding Bonds, Series 1995,
      0.0%, 7-1-10 ........................................................             6,145             3,402,794
      Total ...............................................................                               7,143,419

CALIFORNIA - 2.15%
   California Statewide Communities Development
      Authority, Hospital Refunding Revenue Certificates
      of Participation, Series 1993, Cedars-Sinai
      Medical Center, Inverse Floating Rate
      Security (INFLOS),
      7.049%, 11-1-15 (A) .................................................             4,000             3,680,000
   Sierra Kings Health Care District Revenue
      Bonds, Series 1996,
      6.5%, 12-1-26 .......................................................             2,000             1,635,000
   Certificates of Participation (1991 Capital
      Improvement Project), Bella Vista Water
      District (California),
      7.375%, 10-1-17 .....................................................             1,500             1,565,625
   Carson Redevelopment Agency (California),
      Redevelopment Project Area No. 1,
      Tax Allocation Bonds, Series 1993B,
      6.0%, 10-1-16 .......................................................             1,500             1,513,125
   Kings County Waste Management Authority, Solid
      Waste Revenue Bonds, Series 1994 (California),
      7.2%, 10-1-14 .......................................................               940             1,023,425
      Total ...............................................................                               9,417,175


                                          SEE NOTES TO SCHEDULE OF INVESTMENTS ON PAGE  .

THE INVESTMENTS OF
UNITED MUNICIPAL HIGH INCOME FUND, INC.
MARCH 31, 2000

                                                                                    PRINCIPAL
                                                                                    AMOUNT IN
                                                                                    THOUSANDS                 VALUE
MUNICIPAL BONDS (CONTINUED)
COLORADO - 3.04%
   Sand Creek Metropolitan District, Adams
      County and City and County of Denver,
      Colorado, General Obligation Limited
      Tax Bonds:
      Series 1998,
      6.625%, 12-1-17 .....................................................           $ 3,070          $  2,858,937
      Series 1997,
      7.125%, 12-1-16 .....................................................             2,000             1,967,500
   City and County of Denver, Colorado, Revenue Bonds (Jewish Community Centers
      of Denver Project), Series 1994:
      8.25%, 3-1-24 .......................................................             2,390             2,443,775
      7.875%, 3-1-19 ......................................................               815               824,169
   Colorado Health Facilities Authority,
      Revenue Bonds (Steamboat Springs
      Health Care Association Project),
      Series 1999,
      5.7%, 9-15-23 .......................................................             3,000             2,388,750
   Bachelor Gulch Metropolitan District,
      Eagle County, Colorado, General Obligation
      Bonds, Series 1996,
      7.0%, 12-1-15 .......................................................             1,095             1,118,269
   Eaglebend Affordable Housing Corporation,
      Multifamily Housing Project Revenue
      Refunding Bonds, Series 1997A,
      6.45%, 7-1-21 .......................................................             1,000               968,750
   Deer Creek Metropolitan District, Jefferson
      County, Colorado, General Obligation Bonds,
      Series 2000,
      7.625%, 12-1-19 .....................................................               750               756,563
      Total ...............................................................                              13,326,713

CONNECTICUT - 2.07%
   Eastern Connecticut Resource Recovery
      Authority, Solid Waste Revenue Bonds
      (Wheelabrator Lisbon Project),
      Series 1993A,
      5.5%, 1-1-14 ........................................................             5,250             4,652,812
   Connecticut Development Authority, Pollution
      Control Revenue Refunding Bonds (The
      Connecticut Light and Power Company
      Project - 1993B Series),
      5.95%, 9-1-28 .......................................................             2,500             2,243,750
   State of Connecticut Health and
      Education Facilities Authority,
      Revenue Bonds, Edgehill Issue
      Series A (Fixed Rate),
      6.875%, 7-1-27 ......................................................             2,300             2,173,500
      Total ...............................................................                               9,070,062


                                          SEE NOTES TO SCHEDULE OF INVESTMENTS ON PAGE  .

THE INVESTMENTS OF
UNITED MUNICIPAL HIGH INCOME FUND, INC.
MARCH 31, 2000

                                                                                    PRINCIPAL
                                                                                    AMOUNT IN
                                                                                    THOUSANDS                 VALUE
MUNICIPAL BONDS (CONTINUED)
DISTRICT OF COLUMBIA - 1.21%
   Certificates of Participation, Series 1993,
      District of Columbia,
      7.3%, 1-1-13 ........................................................           $ 3,000          $  3,176,250
   District of Columbia Revenue Bonds
      (National Public Radio Issue),
      Series 1992,
      7.625%, 1-1-13 ......................................................             2,000             2,125,000
      Total ...............................................................                               5,301,250

FLORIDA - 4.99%
   Sanford Airport Authority (Florida),
      Industrial Development Revenue Bonds
      (Central Florida Terminals, Inc. Project):
      Series 1995A,
      7.75%, 5-1-21 .......................................................             4,000             4,195,000
      Series 1995C,
      7.5%, 5-1-21 ........................................................               500               516,875
   Lake County, Florida, Resource Recovery
      Industrial Development Refunding Revenue
      Bonds (NRG/Recovery Group Project),
      Series 1993A,
      5.95%, 10-1-13 ......................................................             4,850             4,704,500
   St. Johns County Industrial Development
      Authority (Florida), Health Care Revenue
      Bonds, Tax Exempt Series 1997A
      (Bayview Project),
      7.1%, 10-1-26 .......................................................             4,000             3,920,000
   Escambia County Health Facilities Authority,
      Health Facilities Revenue Bonds (Azalea
      Trace, Inc.), Series 1997,
      6.0%, 1-1-15 ........................................................             3,000             2,805,000
   Sarasota County (Florida) Health Facilities Authority, Health Care Facilities
      Revenue Refunding Bonds, Series 1995 (Sarasota- Manatee Jewish Housing
      Council, Inc.
      Project),
      6.7%, 7-1-25 ........................................................             3,000             2,557,500
   Dade County Industrial Development Authority,
      Industrial Development Revenue Bonds,
      Series 1995 (Miami Cerebral Palsy
      Residential Services, Inc. Project),
      8.0%, 6-1-22 ........................................................             1,900             1,919,000
   City of Fort Walton Beach, First Mortgage
      Industrial Development Revenue Bonds,
      Series 1986 (Ft. Walton Beach Ventures,
      Inc. Project),
      10.5%, 12-1-16 ......................................................             1,210             1,237,540
      Total ...............................................................                              21,855,415


                                          SEE NOTES TO SCHEDULE OF INVESTMENTS ON PAGE  .


THE INVESTMENTS OF
UNITED MUNICIPAL HIGH INCOME FUND, INC.
MARCH 31, 2000

                                                                                    PRINCIPAL
                                                                                    AMOUNT IN
                                                                                    THOUSANDS                 VALUE
MUNICIPAL BONDS (CONTINUED)
GEORGIA - 1.70%
   Coffee County Hospital Authority (Georgia),
      Revenue Anticipation Certificates (Coffee
      Regional Medical Center, Inc. Project),
      Series 1997A,
      6.75%, 12-1-16 ......................................................          $  5,000          $  4,650,000
   Savannah Economic Development Authority,
      First Mortgage Revenue Bonds (Senior Care
      Group, Inc. - Shadowmoss Project),
      Series 1999A,
      6.75%, 7-1-29 .......................................................             3,185             2,790,856
      Total ...............................................................                               7,440,856

HAWAII - 0.58%
   Department of Transportation of the State
      of Hawaii, Special Facility Revenue Bonds
      (Continental Airlines, Inc.), Series 1997,
      5.625%, 11-15-27 ....................................................             3,000             2,557,500

ILLINOIS - 3.16%
   Illinois Health Facilities Authority:
      Revenue Refunding Bonds, Series
      1995A (Fairview Obligated Group),
      7.125%, 8-15-17 .....................................................             3,525             3,525,000
      Revenue Refunding Bonds, Series 1998
      (Lifelink Corporation Obligated Group),
      5.7%, 2-15-24 .......................................................             1,750             1,400,000
   Illinois Development Finance Authority
      Revenue Bonds, Series 1993C (Catholic
      Charities Housing Development
      Corporation Project),
      6.1%, 1-1-20 ........................................................             2,500             2,384,375
   Village of Lansing, Illinois, Landings
      Redevelopment Project Area, Tax Increment
      Refunding Revenue Bonds (Limited Sales
      Tax Pledge), Series 1992,
      7.0%, 12-1-08 .......................................................             2,000             2,107,500
   Village of Hodgkins, Cook County, Illinois,
      Tax Increment Revenue Refunding Bonds,
      Series 1995A,
      7.625%, 12-1-13 .....................................................             1,750             1,839,687


                                          SEE NOTES TO SCHEDULE OF INVESTMENTS ON PAGE   .


THE INVESTMENTS OF
UNITED MUNICIPAL HIGH INCOME FUND, INC.
MARCH 31, 2000

                                                                                    PRINCIPAL
                                                                                    AMOUNT IN
                                                                                    THOUSANDS                 VALUE
MUNICIPAL BONDS (CONTINUED)
ILLINOIS (CONTINUED)
   Village of Carol Stream, DuPage County, Illinois,
      First Mortgage Revenue Refunding Bonds,
      Series 1997 (Windsor Park Manor Project),
      7.0%, 12-1-13 .......................................................           $ 1,500          $  1,453,125
   Village of Bourbonnais, Kankakee County,
      Illinois, Sewerage Revenue Bonds,
      Series 1993,
      7.25%, 12-1-12 ......................................................             1,085             1,135,181
      Total ...............................................................                              13,844,868

INDIANA - 1.63%
   Indiana Health Facility Financing Authority:
      Revenue Refunding Bonds, Series 1998
      (Greenwood Village South Project),
      5.625%, 5-15-28 .....................................................             4,100             3,192,875
      Hospital Revenue Bonds, Series 1992
      (Fayette Memorial Hospital Project),
      7.2%, 10-1-22 .......................................................             1,000               993,750
   City of Goshen, Indiana, Revenue Bonds,
      Series 1998 (Greencroft Obligated Group),
      5.75%, 8-15-28 ......................................................             2,000             1,545,000
   City of Carmel, Indiana, Retirement Rental
      Housing Revenue Refunding Bonds (Beverly
      Enterprises - Indiana, Inc. Project),
      Series 1992,
      8.75%, 12-1-08 ......................................................             1,335             1,413,431
      Total ...............................................................                               7,145,056

IOWA - 3.12%
   City of Creston, Iowa, Industrial Development
      Revenue Bonds, Series 1997A (CF Processing,
      L.C. Project),
      8.0%, 8-1-26 ........................................................             5,000             4,931,250
   Iowa Finance Authority:
      Community Provider Revenue Bonds (Boys and
      Girls Home and Family Services, Inc. Project),
      Series 1998,
      6.25%, 12-1-28 ......................................................             4,000             3,555,000
      Community Rehabilitation Providers
      Revenue Bonds (Lutheran Children's Home
      Society - Bremwood Project), Series 1998,
      5.8%, 12-1-24 .......................................................             1,500             1,175,625
   City of Cedar Rapids, Iowa, First Mortgage
      Revenue Bonds, Series 1998-A (Cottage Grove
      Place Project),
      5.875%, 7-1-28 ......................................................             5,000             4,025,000
      Total ...............................................................                              13,686,875


                                          SEE NOTES TO SCHEDULE OF INVESTMENTS ON PAGE   .


THE INVESTMENTS OF
UNITED MUNICIPAL HIGH INCOME FUND, INC.
MARCH 31, 2000

                                                                                    PRINCIPAL
                                                                                    AMOUNT IN
                                                                                    THOUSANDS                 VALUE
MUNICIPAL BONDS (CONTINUED)
KANSAS - 4.26%
   Kansas Development Finance Authority:
      Revenue Bonds (Village Shalom Obligated Group),
      Series 1998 AA,
      5.625%, 11-15-28 ....................................................           $ 5,000          $  3,862,500
      Community Provider Loan Program (Community
      Living Opportunities, Inc.), Series
      1992A Revenue Bonds,
      8.875%, 9-1-11 ......................................................             2,790             2,884,162
      Multifamily Housing Revenue Bonds, Series 1998K
      (Pioneer Olde Town Apartments Project),
      6.5%, 10-1-30 .......................................................             3,200             2,840,000
   Certificates of Participation, Series 1998A,
      Evidencing Proportionate Interests of the
      Owners Thereof in Rental Payments to be
      Made by the City of Spring Hill, Kansas, to
      Spring Hill Golf Corporation,
      6.5%, 1-15-28 .......................................................             4,000             3,530,000
   City of Olathe, Kansas, Senior Living Facility
      Revenue Bonds (Aberdeen Village, Inc.),
      Series 2000A,
      8.0%, 5-15-30 .......................................................             2,505             2,476,819
   City of Prairie Village, Kansas, Revenue Bonds,
      (Claridge Court Project), Series 1993A:
      8.75%, 8-15-23 ......................................................             1,000             1,075,000
      8.5%, 8-15-04 .......................................................               770               825,825
   City of Wichita, Kansas, Health Care Facilities
      Refunding and Improvement Revenue Bonds,
      Series I, 1999 (Larksfield Place),
      5.875%, 5-15-27 .....................................................               850               697,000
   Neosho County Community College, Neosho County,
      Kansas, Student Union and Dormitory System
      Refunding and Improvement Revenue Bonds,
      Series 1999,
      6.75%, 6-1-25 .......................................................               500               476,875
      Total ...............................................................                              18,668,181

KENTUCKY - 0.81%
   Kentucky Economic Development Finance Authority,
      Health Care Facilities Revenue Bonds, Series
      1998 (The Christian Church Homes of Kentucky,
      Inc. Obligated Group),
      5.5%, 11-15-30 ......................................................             3,350             2,525,062
   County of Perry, Kentucky, Solid Waste
      Disposal Revenue Bonds (TJ International
      Project), Series 1994,
      7.0%, 6-1-24 ........................................................             1,000             1,035,000
      Total ...............................................................                               3,560,062


                                          SEE NOTES TO SCHEDULE OF INVESTMENTS ON PAGE   .


THE INVESTMENTS OF
UNITED MUNICIPAL HIGH INCOME FUND, INC.
MARCH 31, 2000

                                                                                    PRINCIPAL
                                                                                    AMOUNT IN
                                                                                    THOUSANDS                 VALUE
MUNICIPAL BONDS (CONTINUED)
LOUISIANA - 1.27%
   Louisiana Public Facilities Authority,
      Revenue Bonds (Progressive Healthcare
      Providers/Louisiana, Inc. Project), Series 1998:
      6.375%, 10-1-20 .....................................................           $ 2,000          $  1,797,500
      6.375%, 10-1-28 .....................................................             2,000             1,747,500
   Board of Commissioners of the Port of New Orleans,
      Industrial Development Revenue Refunding Bonds
      (Continental Grain Company Project), Series 1993,
      7.5%, 7-1-13 ........................................................             2,000             1,995,000
      Total ...............................................................                               5,540,000

MAINE - 1.98%
   Maine Health and Higher Educational Facilities
      Authority, Revenue Bonds, Piper Shores
      Issue, Series 1999A:
      7.55%, 1-1-29 .......................................................             5,000             4,837,500
      7.5%, 1-1-19 ........................................................             1,000               972,500
   Maine Veterans' Homes, Revenue Bonds, 1995 Series,
      7.75%, 10-1-20 ......................................................             2,810             2,859,175
      Total ...............................................................                               8,669,175

MARYLAND - 0.76%
   Maryland Economic Development Corporation,
      Senior Lien Revenue Bonds (Rocky Gap
      Golf Course and Hotel/Meeting Center
      Project), Series 1996 A,
      8.375%, 10-1-09 .....................................................             3,250             3,327,187

MASSACHUSETTS - 6.09%
   Massachusetts Industrial Finance Agency:
      First Mortgage Revenue Bonds, Reeds
      Landing Project, Series 1993,
      8.625%, 10-1-23 .....................................................             9,945            10,628,719
      Resource Recovery Revenue Bonds (SEMASS
      Project), Series 1991B,
      9.25%, 7-1-15 .......................................................             5,000             5,343,750
      Resource Recovery Revenue Refunding Bonds
      (Ogden Haverhill Project),
      Series 1998A Bonds,
      5.6%, 12-1-19 .......................................................             2,500             2,146,875
      Revenue Bonds, Beaver Country Day School
      Issue, Series 1992, Subseries A,
      8.1%, 3-1-08 ........................................................             1,215             1,231,706
   Massachusetts Municipal Wholesale Electric
      Company, Power Supply System Revenue Bonds,
      1993 Series A, Inverse Floating Rate
      Security (INFLOS),
      6.245%, 7-1-18 (A) ..................................................             8,000             7,330,000
      Total ...............................................................                              26,681,050


                                          SEE NOTES TO SCHEDULE OF INVESTMENTS ON PAGE   .


THE INVESTMENTS OF
UNITED MUNICIPAL HIGH INCOME FUND, INC.
MARCH 31, 2000

                                                                                    PRINCIPAL
                                                                                    AMOUNT IN
                                                                                    THOUSANDS                 VALUE
MUNICIPAL BONDS (CONTINUED)
MINNESOTA - 0.97%
   City of Victoria, Minnesota, Private School
      Facility Revenue Bonds (Holy Family Catholic
      High School Project), Series 1999A,
      5.85%, 9-1-24 .......................................................           $ 3,200          $  2,896,000
   City of Coon Rapids, Minnesota, Multifamily
      Housing Revenue Bonds (Wedum Redwood
      Terrace, LLC Project), Series 1999A,
      6.375%, 11-1-29 .....................................................             1,450             1,337,625
      Total ...............................................................                               4,233,625

MISSOURI - 4.32%
   The Industrial Development Authority of the
      City of Kansas City, Missouri:
      Revenue Bonds (The Bishop Spencer Place,
      Incorporated Project), Series 1994,
      8.0%, 9-1-16 ........................................................             2,965             3,065,069
      Multifamily Housing Revenue Bonds (Village
      Green Apartments Project), Series 1998,
      6.25%, 4-1-30 .......................................................             1,750             1,557,500
   The Industrial Development Authority of the
      City of Bridgeton, Missouri, Senior Housing
      Revenue Bonds (The Sarah Community Project),
      Series 1998,
      5.9%, 5-1-28 ........................................................             4,600             3,743,250
   Missouri Housing Development Commission,
      Multifamily Housing Revenue Bonds (The Mansion
      Apartments Phase II Project), Series 1999,
      6.17%, 10-1-32 ......................................................             3,915             3,469,669
   The City of Lake Saint Louis, Missouri,
      Public Facilities Authority, Certificates
      of Participation (Municipal Golf Course
      Project), Series 1993,
      7.55%, 12-1-14 ......................................................             2,000             2,122,500
   The Industrial Development Authority of
      St. Joseph, Missouri, Multifamily Housing
      Revenue Bonds (Hillcrest Village Apartments
      Project), Series 1998A,
      6.375%, 9-1-28 ......................................................             2,250             1,999,687
   The Industrial Development Authority of
      the City of St. Louis, Missouri,
      Industrial Revenue Refunding Bonds
      (Kiel Center Multipurpose Arena Project),
      Series 1992,
      7.75%, 12-1-13 ......................................................             1,500             1,576,875


                                          SEE NOTES TO SCHEDULE OF INVESTMENTS ON PAGE   .

THE INVESTMENTS OF
UNITED MUNICIPAL HIGH INCOME FUND, INC.
MARCH 31, 2000

                                                                                    PRINCIPAL
                                                                                    AMOUNT IN
                                                                                    THOUSANDS                 VALUE
MUNICIPAL BONDS (CONTINUED)
MISSOURI (CONTINUED)
   The Industrial Development Authority of
      Callaway County, Missouri, Industrial
      Development Revenue Bonds (A.P. Green
      Refractories Co. Project), Series 1984,
      8.6%, 11-1-14 .......................................................            $  900          $    936,918
   Tax Increment Financing Commission of Kansas City,
      Missouri, Tax Increment Refunding and Improvement
      Revenue Bonds (Briarcliff West Project),
      Series 1999,
      6.0%, 8-1-21 ........................................................               500               456,250
      Total ...............................................................                              18,927,718

NEVADA - 0.60%
   Reno-Sparks Convention & Visitors Authority,
      Nevada, Limited Obligation Medium-Term
      Refunding Bonds, Series November 1, 1996,
      6.0%, 11-1-06 .......................................................             2,640             2,613,600

NEW HAMPSHIRE - 2.51%
   State of New Hampshire, Turnpike System Revenue
      Bonds, 1994 Series C, Linked Select Auction
      Variable Rate Securities (SAVRS) and Residual
      Interest Bonds (RIBS),
      5.23%, 2-1-24 .......................................................            11,200            10,094,000
   Lisbon Regional School District, New
      Hampshire, General Obligation Capital
      Appreciation School Bonds,
      0.0%, 2-1-13 ........................................................             1,390               880,913
      Total ...............................................................                              10,974,913

NEW JERSEY - 2.02%
   New Jersey Economic Development Authority:
      First Mortgage Revenue Fixed Rate Bonds
      (Winchester Gardens at Ward Homestead
      Project), Series 1996A,
      8.625%, 11-1-25 .....................................................             3,000             3,191,250
      Economic Development Bonds, Kapkowski
      Road Landfill Reclamation Improvement
      District Project (City of Elizabeth),
      Series 1998A:
      6.375%, 4-1-18 ......................................................             2,385             2,325,375
      0.0%, 4-1-11 ........................................................             1,740               813,450
      Senior Mortgage Revenue and Revenue Refunding
      Bonds (Arbor Glen of Bridgewater Project),
      Series 1998A,
      6.0%, 5-15-28 .......................................................             3,250             2,502,500
      Total ...............................................................                               8,832,575


                                          SEE NOTES TO SCHEDULE OF INVESTMENTS ON PAGE    .


THE INVESTMENTS OF
UNITED MUNICIPAL HIGH INCOME FUND, INC.
MARCH 31, 2000

                                                                                    PRINCIPAL
                                                                                    AMOUNT IN
                                                                                    THOUSANDS                 VALUE
MUNICIPAL BONDS (CONTINUED)
NEW YORK - 2.55%
   New York City Municipal Water Finance Authority,
      Water and Sewer System Revenue Bonds, Inverse
      Rate Securities, Fiscal 1994 Series E,
      Newly Linked Bonds,
      5.21%, 6-15-12 ......................................................            $5,500           $ 5,527,500
   Tompkins County Industrial Development
      Agency, Life Care Community Revenue Bonds,
      1994 (Kendal at Ithaca, Inc. Project),
      7.875%, 6-1-24 ......................................................             4,035             4,166,138
   Suffolk County Industrial Development Agency,
      Continuing Care Retirement Community, First
      Mortgage Fixed Rate Revenue Bonds
      (Jefferson's Ferry Project - Series 1999A),
      7.2%, 11-1-19 .......................................................             1,500             1,479,375
      Total................................................................                              11,173,013

NORTH CAROLINA - 1.01%
   City of Charlotte, North Carolina, Charlotte/
      Douglas International Airport, Special
      Facility Refunding Revenue Bonds, Series 1998
      (US Airways, Inc. Project),
      5.6%, 7-1-27 ........................................................             3,075             2,348,531
   City of Durham, North Carolina, Multifamily
      Housing Revenue Bonds (Ivy Commons Project),
      Series 1997,
      8.0%, 3-1-29 ........................................................             2,205             2,061,675
      Total ...............................................................                               4,410,206

NORTH DAKOTA - 0.69%
   City of Grand Forks, North Dakota, Senior Housing Revenue Bonds (4000 Valley
      Square Project), Series 1997:
      6.25%, 12-1-34 ......................................................             2,000             1,672,500
      6.375%, 12-1-34 .....................................................             1,500             1,370,625
      Total ...............................................................                               3,043,125

OHIO - 1.99%
   Ohio Water Development Authority, State of
      Ohio, Solid Waste Disposal Revenue Bonds
      (Bay Shore Power Project), Tax-Exempt
      Series 1998 A,
      5.875%, 9-1-20 ......................................................             6,000             4,995,000
   City of Toledo, Ohio, Multifamily Housing
      Mortgage Revenue Bonds, Series 1998-A
      (Hillcrest Apartments Project),
      6.125%, 12-1-29 .....................................................             4,000             3,715,000
      Total ...............................................................                               8,710,000


                                          SEE NOTES TO SCHEDULE OF INVESTMENTS ON PAGE    .


THE INVESTMENTS OF
UNITED MUNICIPAL HIGH INCOME FUND, INC.
MARCH 31, 2000

                                                                                    PRINCIPAL
                                                                                    AMOUNT IN
                                                                                    THOUSANDS                 VALUE
MUNICIPAL BONDS (CONTINUED)
OKLAHOMA - 2.97%
   Bixby Public Works Authority, Utility
      System Revenue Bonds, Refunding
      Series 1994,
      7.25%, 11-1-19 ......................................................           $ 2,685          $  2,812,537
   The Clinton Public Works Authority,
      Refunding and Improvement Revenue
      Bonds, Series 1994,
      6.25%, 1-1-19 .......................................................             2,575             2,584,656
   Oklahoma County Industrial Authority,
      Industrial Development Revenue Bonds:
      1986 Series A (Westlake Nursing Center
      Project):
      10.25%, 9-1-16 ......................................................               905               916,865
      10.125%, 9-1-06 .....................................................               430               435,672
      1986 Series B (Choctaw Nursing
      Center Project):
      10.25%, 9-1-16 (B) ..................................................             1,230               713,400
      10.125%, 9-1-06 (B) .................................................               525               304,500
   The Broken Arrow Public Golf Authority
      (Broken Arrow, Oklahoma), Recreational
      Facilities Revenue Bonds, Series 1995,
      7.25%, 8-1-20 .......................................................             2,025             2,073,094
   Trustees of the Oklahoma Ordnance Works
      Authority, Industrial Development Revenue
      Refunding Bonds (A.P. Green Industries,
      Inc. Project), Series 1992,
      8.5%, 5-1-08 ........................................................             1,600             1,680,000
   The Guthrie Public Works Authority
      (Guthrie, Oklahoma), Utility System
      Revenue Bonds, Series 1994A,
      6.75%, 9-1-19 .......................................................             1,415             1,475,138
      Total ...............................................................                              12,995,862

OREGON - 1.75%
   Klamath Falls Intercommunity Hospital
      Authority, Gross Revenue Bonds, Series
      1994 (Merle West Medical Center Project),
      7.1%, 9-1-24 ........................................................             3,500             3,552,500
   City of Klamath Falls, Oregon, Tax-Exempt
      Senior Lien Electric Revenue Refunding
      Bonds (Klamath Cogeneration Project),
      Series 1999,
      6.0%, 1-1-25 ........................................................             3,000             2,617,500
   Myrtle Creek Building Authority, Gross
      Revenue Bonds, Series 1996A (Myrtle Creek
      Golf Course Project),
      6.27%, 6-1-21 (B) ...................................................             3,000             1,500,000
      Total ...............................................................                               7,670,000


                                          SEE NOTES TO SCHEDULE OF INVESTMENTS ON PAGE    .


THE INVESTMENTS OF
UNITED MUNICIPAL HIGH INCOME FUND, INC.
MARCH 31, 2000

                                                                                    PRINCIPAL
                                                                                    AMOUNT IN
                                                                                    THOUSANDS                 VALUE
MUNICIPAL BONDS (CONTINUED)
PENNSYLVANIA - 6.01% Monroeville Hospital Authority:
      Hospital Revenue Bonds, Series of 1992
      (Forbes Health System),
      7.0%, 10-1-13 .......................................................           $ 3,630          $  3,412,200
      Hospital Revenue Refunding Bonds, Series of
      1995 (Forbes Health System),
      6.25%, 10-1-15 ......................................................             2,110             1,978,125
   Delaware County Authority (Pennsylvania),
      First Mortgage Revenue Bonds, Series 1994,
      (Riddle Village Project),
      8.25%, 6-1-22 .......................................................             4,000             4,620,000
   Pennsylvania Higher Educational Facilities
      Authority (Commonwealth of Pennsylvania),
      Revenue Bonds (Allegheny General Hospital),
      1991 Series A,
      7.125%, 9-1-07 ......................................................             3,670             3,527,788
   Philadelphia Authority for Industrial
      Development, Commercial Development Revenue
      Refunding Bonds (Doubletree Guest Suites
      Project), Series 1997A,
      6.5%, 10-1-27........................................................             3,500             3,351,250
   Clearfield Hospital Authority, Hospital
      Revenue and Refunding Bonds (Clearfield
      Hospital Project), Series 1994,
      6.875%, 6-1-16 ......................................................             3,350             3,270,437
   Allentown Area Hospital Authority, Hospital
      Revenue Bonds (Sacred Heart Hospital of
      Allentown), Series A of 1993,
      6.75%, 11-15-14 .....................................................             2,865             2,793,375
   Susquehanna Area Regional Airport Authority,
      Airport Facilities Revenue Bonds (Aero
      Harrisburg, LLC Project), Series 1999,
      5.5%, 1-1-24 ........................................................             2,000             1,705,000
   South Wayne County Water and Sewer Authority
      (Wayne County, Pennsylvania), Sewer Revenue
      Bonds, Series of 1992,
      8.2%, 4-15-13 .......................................................             1,665             1,675,406
      Total ...............................................................                              26,333,581

RHODE ISLAND - 0.47%
   City of Providence, Rhode Island, Special
      Obligation Tax Increment Bonds, Series D,
      6.65%, 6-1-16 .......................................................             2,000             2,060,000


                                          SEE NOTES TO SCHEDULE OF INVESTMENTS ON PAGE     .


THE INVESTMENTS OF
UNITED MUNICIPAL HIGH INCOME FUND, INC.
MARCH 31, 2000

                                                                                    PRINCIPAL
                                                                                    AMOUNT IN
                                                                                    THOUSANDS                 VALUE
MUNICIPAL BONDS (CONTINUED)
SOUTH CAROLINA - 3.18%
   South Carolina Jobs - Economic Development Authority,
      Solid Waste Recycling Facilities Revenue Bonds
      (Santee River Rubber Project):
      Tax-Exempt Series 1998A,
      8.0%, 12-1-14 .......................................................           $ 4,000          $  3,710,000
      Tax-Exempt Series 1998B,
      9.0%, 12-1-11 .......................................................             2,460             2,383,125
   Connector 2000 Association, Inc., Toll Road
      Revenue Bonds (Southern Connector Project,
      Greenville, South Carolina):
      Senior Capital Appreciation Bonds, Series 1998B:
      0.0%, 1-1-35 ........................................................            17,000             1,211,250
      0.0%, 1-1-36 ........................................................            11,000               728,750
      Senior Current Interest Bonds, Series 1998A,
      5.25%, 1-1-23 .......................................................             2,000             1,515,000
   McCormick County, South Carolina, Hospital
      Facilities Revenue Refunding and Improvement
      Bonds, Series 1997 (McCormick Health Care
      Center Project),
      7.0%, 3-1-18 ........................................................             2,530             2,267,513
   South Carolina State Housing, Finance
      and Development Authority, Multifamily
      Housing Mortgage Revenue Bonds (United
      Dominion-Plum Chase), Series 1991,
      8.5%, 10-1-21 .......................................................             2,000             2,092,500
      Total ...............................................................                              13,908,138

SOUTH DAKOTA - 0.46%
   South Dakota Health and Educational
      Facilities Authority, Refunding Revenue
      Bonds (Westhills Village Retirement
      Community Issue), Series 1993,
      7.25%, 9-1-13 .......................................................             2,000             1,997,500

TENNESSEE - 0.78%
   The Health and Educational Facilities
      Board of the City of Crossville, Tennessee,
      Hospital Revenue Improvement Bonds,
      Series 1992 (Cumberland Medical Center),
      6.75%, 11-1-12 ......................................................             2,000             2,017,500
   Upper Cumberland Gas Utility District
      (of Cumberland County, Tennessee),
      Gas System Revenue Bonds, Series 1996,
      7.0%, 3-1-16 ........................................................             1,400             1,414,000
      Total ...............................................................                               3,431,500


                                          SEE NOTES TO SCHEDULE OF INVESTMENTS ON PAGE    .


THE INVESTMENTS OF
UNITED MUNICIPAL HIGH INCOME FUND, INC.
MARCH 31, 2000

                                                                                    PRINCIPAL
                                                                                    AMOUNT IN
                                                                                    THOUSANDS                 VALUE
MUNICIPAL BONDS (CONTINUED)
TEXAS - 5.80%
   AllianceAirport Authority, Inc., Special
      Facilities Revenue Bonds:
      Series 1991 (American Airlines, Inc. Project),
      7.0%, 12-1-11 .......................................................           $ 4,700          $  5,034,875
      Series 1996 (Federal Express Corporation Project),
      6.375%, 4-1-21 ......................................................             4,000             3,925,000
   Lubbock Health Facilities Development Corporation,
      Fixed Rate First Mortgage Revenue Bonds
      (Carillon, Inc. Project), Series 1999A,
      6.5%, 7-1-19 ........................................................             6,000             5,340,000
   North Central Texas Health Facilities Development
      Corporation, Retirement Facility Revenue Bonds
      (Northwest Senior Housing Corporation -
      Edgemere Project), Series 1999A, Fixed
      Rate Bonds,
      7.5%, 11-15-29 ......................................................             3,000             2,857,500
   Alvarado Industrial Development Corporation,
      Industrial Development Revenue Bonds
      (Rich-Mix Products of Texas, Inc. Project),
      Series 1996,
      7.75%, 3-1-10 .......................................................             2,625             2,542,969
   City of Houston, Housing Corporation
      No. 1, First Lien Revenue Refunding
      Bonds, Series 1996 (6800 Long Drive
      Apartments - Section 8 New Construction
      Program), Houston, Texas,
      6.625%, 2-1-20 ......................................................             2,305             2,181,106
   City of Houston, Texas, Airport System
      Special Facilities Revenue Bonds
      (Continental Airlines, Inc. Terminal
      Improvement Projects), Series 1997B,
      6.125%, 7-15-17 .....................................................             2,000             1,817,500
   Gulf Coast Waste Disposal Authority, Waste
      Disposal Revenue Bonds (Valero Energy
      Corporation Project), Series 1999,
      5.7%, 4-1-32 ........................................................             2,000             1,690,000
      Total ...............................................................                              25,388,950

UTAH - 4.21%
   Tooele County, Utah, Hazardous Waste
      Treatment Revenue Bonds (Union Pacific
      Corporation/USPCI, Inc. Project),
      Series A,
      5.7%, 11-1-26 .......................................................            17,000            14,790,000


                                          SEE NOTES TO SCHEDULE OF INVESTMENTS ON PAGE    .


THE INVESTMENTS OF
UNITED MUNICIPAL HIGH INCOME FUND, INC.
MARCH 31, 2000

                                                                                    PRINCIPAL
                                                                                    AMOUNT IN
                                                                                    THOUSANDS                 VALUE
MUNICIPAL BONDS (CONTINUED)
UTAH (CONTINUED)
   Utah Housing Finance Agency, Revenue Bonds
      (RHA Community Services of Utah, Inc.
      Project), Series 1997A,
      6.875%, 7-1-27 ......................................................           $ 2,440          $  2,327,150
   Carbon County, Utah, Solid Waste Disposal Refunding Revenue Bonds (Sunnyside
      Cogeneration Project and Sunnyside Generation, LLC):
      Series 1999A,
      7.1%, 8-15-23 .......................................................             1,270             1,270,000
      Series 1999B,
      0.0%, 8-15-24 .......................................................               390                64,350
      Total ...............................................................                              18,451,500

VIRGINIA - 2.97%
   Peninsula Ports Authority of Virginia,
      Port Facility Refunding Revenue Bonds
      (Zeigler Coal Project), Series 1997 (Non-AMT),
      6.9%, 5-2-22 ........................................................             5,000             4,350,000
   Norfolk Redevelopment and Housing Authority
      Multifamily Rental Housing Facility Revenue
      Bonds, Series 1996 (1016 Limited Partnership -
      Sussex Apartments Project),
      8.0%, 9-1-26 ........................................................             3,495             3,333,356
   Fairfax County Redevelopment and Housing
      Authority, Multifamily Housing Revenue
      Refunding Bonds (Burke Shire Commons
      Apartments Project), Series 1996,
      7.6%, 10-1-36 .......................................................             3,000             2,835,000
   Pocahontas Parkway Association, Route 895
      Connector, Toll Road Revenue Bonds, Senior
      Capital Appreciation Bonds, Series 1998B,
      0.0%, 8-15-18 .......................................................             9,000             2,497,500
      Total ...............................................................                              13,015,856


                                          SEE NOTES TO SCHEDULE OF INVESTMENTS ON PAGE    .


THE INVESTMENTS OF
UNITED MUNICIPAL HIGH INCOME FUND, INC.
MARCH 31, 2000

                                                                                    PRINCIPAL
                                                                                    AMOUNT IN
                                                                                    THOUSANDS                 VALUE
MUNICIPAL BONDS (CONTINUED)
WASHINGTON - 1.07%
   Port of Anacortes, Washington, Revenue and
      Refunding Bonds, 1998 Series A (AMT),
      5.625%, 9-1-16 ......................................................           $ 3,790          $  3,439,425
   Housing Authority of the City of Seattle,
      Low-Income Housing Assistance Revenue
      Bonds, 1995 (GNMA Collateralized Mortgage
      Loan - Kin On Project),
      7.4%, 11-20-36 ......................................................             1,142             1,267,620
      Total ...............................................................                               4,707,045

WEST VIRGINIA - 0.36%
   Upshur County, West Virginia, Solid Waste
      Disposal Revenue Bonds (TJ International
      Project), Series 1995,
      7.0%, 7-15-25 .......................................................             1,500             1,554,375

WISCONSIN - 2.30%
   Wisconsin Health and Educational Facilities
      Authority, Revenue Bonds, Series 1995:
      National Regency of New Berlin, Inc.
      Project,
      8.0%, 8-15-25 .......................................................             4,480             4,664,800
      Hess Memorial Hospital Association, Inc.
      Project,
      7.75%, 11-1-15 ......................................................             3,400             3,553,000
   City of Superior, Wisconsin, Water Supply
      Facilities Revenue Refunding Bonds
      (Superior Water, Light and Power Company
      Project), Series 1996,
      6.125%, 11-1-21 .....................................................             1,910             1,859,863
      Total ...............................................................                              10,077,663

TOTAL MUNICIPAL BONDS - 90.13%                                                                         $394,779,339
   (Cost: $418,214,475)

TOTAL SHORT-TERM SECURITIES - 8.13%                                                                    $ 35,618,734
   (Cost: $35,618,734)

TOTAL INVESTMENT SECURITIES - 98.26%                                                                   $430,398,073
   (Cost: $453,833,209)

CASH AND OTHER ASSETS, NET OF LIABILITIES - 1.74%                                                         7,623,054

NET ASSETS - 100.00%                                                                                   $438,021,127


                                          SEE NOTES TO SCHEDULE OF INVESTMENTS ON PAGE    .


THE INVESTMENTS OF
UNITED MUNICIPAL HIGH INCOME FUND, INC.
MARCH 31, 2000


NOTES TO SCHEDULE OF INVESTMENTS

(A) The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at March 31, 2000.

(B) Non-income producing as the issuer has either missed its most recent interest payment or declared bankruptcy.

     See Note 1 to financial statements for security valuation and other significant accounting policies concerning investments.

     See Note 3 to financial statements for cost and unrealized appreciation and depreciation of investments owned for Federal income tax purposes.

UNITED MUNICIPAL HIGH INCOME FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES
MARCH 31, 2000
(IN THOUSANDS, EXCEPT FOR PER SHARE AND SHARE AMOUNTS)

ASSETS
   Investment securities - at value
      (Notes 1 and 3) .......................................................................              $430,398
   Cash                                                                                                         210
   Receivables:
      Interest ..............................................................................                 7,724
      Investment securities sold.............................................................                 2,667
      Fund shares sold.......................................................................                    86
   Prepaid insurance premium ................................................................                     9
   Other                                                                                                         55
                                                                                                           --------
        Total assets ........................................................................               441,149
                                                                                                           --------
LIABILITIES
   Payable to Fund shareholders .............................................................                 2,688
   Dividends payable ........................................................................                   287
   Accrued service fee (Note 2) .............................................................                    87
   Accrued transfer agency and dividend
      disbursing (Note 2) ...................................................................                    51
   Accrued management fee (Note 2) ..........................................................                     6
   Accrued accounting services fee (Note 2) .................................................                     5
   Accrued distribution fee (Note 2) ........................................................                     4
                                                                                                           --------
        Total liabilities ...................................................................                 3,128
                                                                                                           --------
           Total net assets .................................................................              $438,021
                                                                                                           ========
NET ASSETS
   $1.00 par value capital stock
      Capital stock .........................................................................              $ 88,755
      Additional paid-in capital ............................................................               375,285
   Accumulated undistributed loss:
      Accumulated undistributed net realized
        loss on investments .................................................................               (2,471)
      Distribution in excess of net realized
        loss on investment transactions .....................................................                  (113)
      Net unrealized depreciation in value of
        investments .........................................................................               (23,435)
                                                                                                           --------
        Net assets applicable to outstanding
           units of capital .................................................................              $438,021
                                                                                                           ========
Net asset value per share (net assets divided
   by shares outstanding)
   Class A    ...............................................................................                 $4.94
   Class B    ...............................................................................                 $4.94
   Class C    ...............................................................................                 $4.94
   Class Y    ...............................................................................                 $4.94
Capital shares outstanding
   Class A    ...............................................................................            88,551,885
   Class B    ...............................................................................               135,456
   Class C    ...............................................................................                67,037
   Class Y    ...............................................................................                   390
Capital shares authorized ...................................................................           300,000,000


                                              SEE NOTES TO FINANCIAL STATEMENTS.

UNITED MUNICIPAL HIGH INCOME FUND, INC.
STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED MARCH 31, 2000
(IN THOUSANDS)

INVESTMENT INCOME
   Interest and amortization (Note 1B) ......................................................              $ 16,413
                                                                                                           --------
   Expenses (Note 2):
      Investment management fee .............................................................                 1,234
      Service fee:
        Class A..............................................................................                   541
        Class B..............................................................................                     1
        Class C..............................................................................                     -*
      Transfer agency and dividend disbursing:
        Class A..............................................................................                   255
        Class B..............................................................................                     1
        Class C..............................................................................                     -*
      Accounting services fee ...............................................................                    30
      Distribution fee:
        Class A..............................................................................                    18
        Class B..............................................................................                     1
        Class C..............................................................................                     1
      Legal fees.............................................................................                    18
      Custodian fees ........................................................................                    11
      Audit fees ............................................................................                    10
      Other .................................................................................                   107
                                                                                                           --------
        Total expenses ......................................................................                 2,228
                                                                                                           --------
           Net investment income ............................................................                14,185
                                                                                                           --------
REALIZED AND UNREALIZED LOSS ON INVESTMENTS
   (NOTES 1 AND 3)
   Realized net loss on investments .........................................................                (2,229)
   Unrealized depreciation in value of
      investments during the period .........................................................               (22,055)
                                                                                                           --------
      Net loss on investments ...............................................................               (24,284)
                                                                                                           --------
        Net decrease in net assets resulting
           from operations ..................................................................              $(10,099)
                                                                                                           ========

*Not shown due to rounding.

                                              SEE NOTES TO FINANCIAL STATEMENTS.

UNITED MUNICIPAL HIGH INCOME FUND, INC.
STATEMENT OF CHANGES IN NET ASSETS
(IN THOUSANDS)

                                                                                 FOR THE SIX               FOR THE FISCAL
                                                                                 MONTHS ENDED                YEAR ENDED
                                                                                 MARCH 31,                  SEPTEMBER 30,
                                                                                  2000                         1999
                                                                                 ------------              --------------
   DECREASE IN NET ASSETS
   Operations:
      Net investment income ...........................................               $14,185               $29,398
      Realized net gain (loss) on
        investments ...................................................                (2,229)                  721
      Unrealized depreciation .........................................               (22,055)              (37,310)
                                                                                     --------              --------
        Net decrease in net assets
           resulting from operations ..................................               (10,099)               (7,191)
                                                                                     --------              --------
   Distributions to shareholders (Note 1D):* From net investment income:
        Class A .......................................................               (14,170)              (29,398)
        Class B .......................................................                    (8)                  ---
        Class C .......................................................                    (7)                  ---
        Class Y .......................................................                    ---**                ---**
      From realized net gains on investment transactions:
        Class A .......................................................                  (222)              (12,257)
        Class B .......................................................                    (1)                  ---
        Class C .......................................................                   ---**                 ---
        Class Y .......................................................                   ---**                 ---**
      In excess of realized capital gains:
        Class A .......................................................                  (113)                  (19)
        Class B .......................................................                   ---**                 ---
        Class C .......................................................                   ---**                 ---
        Class Y .......................................................                   ---**                 ---**
                                                                                     --------              --------
                                                                                      (14,521)              (41,674)
                                                                                     --------              --------
   Capital share transactions
      (Note 5) ........................................................               (47,226)               36,537
                                                                                     --------              --------
              Total decrease ..........................................               (71,846)              (12,328)
NET ASSETS
   Beginning of period ................................................               509,867               522,195
                                                                                     --------              --------
   End of period ......................................................               438,021              $509,867
                                                                                     ========              ========
      Undistributed net investment income .............................                  $---                  $---
                                                                                         ====                  ====

  *See "Financial Highlights" on pages  - .
 **Not shown due to rounding.

                                              SEE NOTES TO FINANCIAL STATEMENTS.

UNITED MUNICIPAL HIGH INCOME FUND, INC.
FINANCIAL HIGHLIGHTS
CLASS A SHARES
FOR A SHARE OF CAPITAL STOCK OUTSTANDING
THROUGHOUT EACH PERIOD:

                                               FOR THE
                                               SIX                           FOR THE FISCAL YEAR ENDED
                                               MONTHS                              SEPTEMBER 30,
                                               ENDED        ------------------------------------------------------------
                                               3/31/00       1999          1998         1997         1996          1995
                                               -------      -------       ------       ------       ------        ------
Net asset value,
   beginning of period .................        $5.19        $5.69        $5.55        $5.31        $5.27         $5.12
                                                -----        -----        -----        -----        -----         -----
Income from investment operations:
   Net investment income................         0.15         0.31         0.32         0.34         0.34          0.35
   Net realized and unrealized gain
      (loss) on investments ............        (0.25)       (0.37)        0.21         0.25         0.04          0.17
                                                -----        -----        -----        -----        -----         -----
Total from investment operations .......        (0.10)       (0.06)        0.53         0.59         0.38          0.52
                                                -----        -----        -----        -----        -----         -----
Less distributions:
   Declared from net investment
      income ...........................        (0.15)       (0.31)       (0.32)       (0.34)       (0.34)        (0.35)
   From capital gains ..................        (0.00)*      (0.13)       (0.07)       (0.01)       (0.00)        (0.00)
   In excess of capital gains ..........        (0.00)*      (0.00)*      (0.00)       (0.00)       (0.00)        (0.02)
                                                -----        -----        -----        -----        -----         -----
Total distributions.....................        (0.15)       (0.44)       (0.39)       (0.35)       (0.34)        (0.37)
                                                -----        -----        -----        -----        -----         -----
Net asset value, end of period .........        $4.94        $5.19        $5.69        $5.55        $5.31         $5.27
                                                =====        =====        =====        =====        =====         =====
Total return** .........................        -1.82%       -1.22%        9.88%       11.45%        7.40%        10.63%
Net assets, end of period
   (in millions)........................         $437         $510         $522         $474         $400          $383
Ratio of expenses to
   average net assets ..................         0.95%***     0.87%        0.82%        0.78%        0.81%         0.76%
Ratio of net investment
   income to average net assets ........         6.03%***     5.59%        5.72%        6.19%        6.41%         6.75%
Portfolio turnover rate ................        10.60%       26.83%       35.16%       19.47%       26.91%        19.07%

   *Not shown due to rounding.
  **Total return calculated without taking into account the sales load deducted on an initial purchase.
 ***Annualized.

                                              SEE NOTES TO FINANCIAL STATEMENTS.

UNITED MUNICIPAL HIGH INCOME FUND, INC.
FINANCIAL HIGHLIGHTS
CLASS B SHARES
FOR A SHARE OF CAPITAL STOCK OUTSTANDING
THROUGHOUT THE PERIOD:

                                                               FOR THE
                                                               PERIOD
                                                                 FROM
                                                               10/5/99*
                                                               THROUGH
                                                               3/31/00
                                                               --------
Net asset value, beginning of period .....................      $5.16
                                                                 ----
Income from investment operations:
   Net investment income .................................       0.12
   Net realized and unrealized loss on investments .......      (0.22)
                                                                 ----
Total from investment operations .........................      (0.10)
                                                                 ----
Less distributions:
   Declared from net investment income ...................      (0.12)
   From capital gains ....................................      (0.00)**
   In excess of capital gains ............................      (0.00)**
                                                                 ----
Total distributions ......................................      (0.12)
                                                                 ----
Net asset value, end of period ...........................      $4.94
                                                                 ====
Total return .............................................      -1.88%
Net assets, end of period (in millions) ..................         $1
Ratio of expenses to average net assets ..................       1.96%***
Ratio of net investment income to average net assets .....       5.10%***
Portfolio turnover rate ..................................      10.60%****

    *Commencement of operations.
   **Not shown due to rounding.
  ***Annualized.
 ****For the six months ended March 31, 2000.


                    SEE NOTES TO FINANCIAL STATEMENTS.

UNITED MUNICIPAL HIGH INCOME FUND, INC.
FINANCIAL HIGHLIGHTS
CLASS C SHARES
FOR A SHARE OF CAPITAL STOCK OUTSTANDING
THROUGHOUT THE PERIOD:

                                                       FOR THE
                                                        PERIOD
                                                          FROM
                                                      10/8/99*
                                                       THROUGH
                                                       3/31/00
                                                       -------
Net asset value,
   beginning of period .............                    $5.16
                                                         ----
Income from investment
   operations:
   Net investment income ...........                     0.12
   Net realized and
      unrealized loss
      on investments ...............                    (0.22)
                                                         ----
Total from investment
   operations ......................                    (0.10)
                                                         ----
Less distributions:
   Declared from net
      investment income ............                    (0.12)
   From capital gains ..............                    (0.00)**
   In excess of capital
      gains ........................                    (0.00)**
                                                         ----
Total distributions ................                    (0.12)
                                                         ----
Net asset value,
   end of period ...................                    $4.94
                                                         ====
Total return .......................                    -1.91%
Net assets, end of
   period (000 omitted) ............                     $331
Ratio of expenses to
   average net assets ..............                     1.87%***
Ratio of net investment
   income to average
   net assets ......................                     5.16%***
Portfolio turnover
   rate ............................                    10.60%****

    *Commencement of operations.
   **Not shown due to rounding.
  ***Annualized.
 ****For the six months ended March 31, 2000.

                                        SEE NOTES TO FINANCIAL STATEMENTS.

UNITED MUNICIPAL HIGH INCOME FUND, INC.
FINANCIAL HIGHLIGHTS
CLASS Y SHARES
FOR A SHARE OF CAPITAL STOCK OUTSTANDING
THROUGHOUT EACH PERIOD:

                                                                    FOR THE                   FOR THE
                                          FOR THE                    PERIOD                    PERIOD
                                              SIX                      FROM                      FROM
                                           MONTHS                 12/30/98*                   7/1/98*
                                            ENDED                        TO                        TO
                                          3/31/00                   9/30/99                   8/25/98
                                          -------                   -------                   -------
Net asset value,
   beginning of period..............        $5.19                     $5.65                     $5.64
                                            -----                     -----                     -----
Income from investment
   operations:
   Net investment
      income........................         0.15                      0.24                      0.05
   Net realized and
      unrealized gain (loss)
      on investments ...............        (0.25)                    (0.33)                     0.01
                                            -----                     -----                     -----
Total from investment
   operations ......................        (0.10)                    (0.09)                     0.06
                                            -----                     -----                     -----
Less distributions:
   Declared from net
      investment income ......               0.15)                    (0.24)                    (0.05)
   From capital gains ......                (0.00)**                  (0.13)                    (0.00)
   In excess of capital
      gains ........................        (0.00)**                  (0.00)**                  (0.00)
                                            -----                     -----                     -----
Total distributions ..........              (0.15)                    (0.37)                    (0.05)
                                            -----                     -----                     -----
Net asset value, end
   of period .......................        $4.94                     $5.19                     $5.65
                                            =====                     =====                     =====
Total return .......................        -1.60%                    -1.53%                     1.07%
Net assets, end
   of period (000
   omitted).........................        $2                        $2                        $0
Ratio of expenses to
   average net assets...............         0.94%***                  0.80%***                  0.61%***
Ratio of net investment
   income to average
   net assets ......................          5.94%***                  5.68%***                 5.99%***
Portfolio turnover
   rate ............................         10.60%                    26.83%****               35.16%***

      *Class Y shares commenced operations on July 1, 1998 and continued operations until August 25, 1998 when all outstanding Class Y shares were redeemed at the ending net asset value shown in the table. Operations recommenced on December 30, 1998.
     **Not shown due to rounding.
    ***Annualized.
   ****For the fiscal year ended September 30, 1999.

                                        SEE NOTES TO FINANCIAL STATEMENTS.

UNITED MUNICIPAL HIGH INCOME FUND, INC.
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2000

NOTE 1 -- SIGNIFICANT ACCOUNTING POLICIES

         United Municipal High Income Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. Its investment objective is to seek to provide a high level of income which is not subject to Federal income tax. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

A. Security valuation -- Municipal bonds and the taxable obligations in the Fund's investment portfolio are not listed or traded on any securities exchange. Therefore, municipal bonds are valued using a pricing system provided by a pricing service or dealer in bonds. Short-term debt securities, whether taxable or nontaxable, are valued at amortized cost, which approximates market.

B. Security transactions and related investment income -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Securities gains and losses are calculated on the identified cost basis. Original issue discount (as defined in the Internal Revenue Code) and premiums on the purchase of bonds are amortized for both financial and tax reporting purposes over the remaining lives of the bonds. Interest income is recorded on the accrual basis. See Note 3 -- Investment Security Transactions.

C. Federal income taxes -- The Fund intends to distribute all of its net investment income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Fund intends to pay distributions as required to avoid imposition of excise tax. Accordingly, provision has not been made for Federal income taxes. In addition, the Fund intends to meet requirements of the Internal Revenue Code which will permit it to pay dividends from net investment income, substantially all of which will be exempt from Federal income tax. See Note 4 -- Federal Income Tax Matters.

D. Dividends and distributions -- All of the Fund's net investment income is declared and recorded by the Fund as dividends payable on each day to shareholders of record as of the close of the preceding business day. Net investment income dividends and capital gains distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as deferral of wash sales and post-October losses, net operating losses and expiring capital loss carryovers.

         The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 2 -- INVESTMENT MANAGEMENT AND PAYMENTS TO AFFILIATED PERSONS

         The Fund pays a fee for investment management services. The fee is computed daily based on the net asset value at the close of business. The fee is payable by the Fund at the annual rate of 0.525% of net assets up to $500 million, 0.50% of net assets over $500 million and up to $1 billion, 0.45% of net assets over $1 billion and up to $1.5 billion, and 0.40% of net assets over $1.5 billion. The Fund accrues and pays the fee daily.

         Pursuant to assignment of the Investment Management Agreement between the Fund and Waddell & Reed, Inc. ("W&R"), Waddell & Reed Investment Management Company ("WRIMCO"), a wholly owned subsidiary of W&R, serves as the Fund's investment manager.

         The Fund has an Accounting Services Agreement with Waddell & Reed Services Company ("WARSCO"), a wholly owned subsidiary of W&R. Under the agreement, WARSCO acts as the agent in providing accounting services and assistance to the Fund and pricing daily the value of shares of the Fund. For these services, the Fund pays WARSCO a monthly fee of one-twelfth of the annual fee shown in the following table.

                             ACCOUNTING SERVICES FEE

                          Average
                       Net Asset Level                         Annual Fee
                  (all dollars in millions)                Rate for Each Level
                  -------------------------                -------------------
                    From $    0 to $   10                        $      0
                    From $   10 to $   25                        $ 10,000
                    From $   25 to $   50                        $ 20,000
                    From $   50 to $  100                        $ 30,000
                    From $  100 to $  200                        $ 40,000
                    From $  200 to $  350                        $ 50,000
                    From $  350 to $  550                        $ 60,000
                    From $  550 to $  750                        $ 70,000
                    From $  750 to $1,000                        $ 85,000
                       $1,000 and Over                           $100,000

         For Class A, Class B and Class C shares, the Fund pays WARSCO a monthly per account charge for transfer agency and dividend disbursement services of $1.3125 for each shareholder account which was in existence at any time during the prior month, plus $0.30 for each account on which a dividend or distribution of cash or shares had a record date in that month. With respect to Class Y shares, the Fund pays WARSCO a monthly fee at an annual rate of 0.15% of the average daily net assets of the class for the preceding month. The Fund also reimburses W&R and WARSCO for certain out-of-pocket costs.

         As principal underwriter for the Fund's shares, W&R received gross sales commissions for Class A shares (which are not an expense of the Fund) of $160,235. With respect to Class A, Class

B and Class C shares, W&R paid sales commissions of $111,885 and all expenses in connection with the sale of Fund shares, except for registration fees and related expenses.

         A contingent deferred sales charge ("CDSC") may be assessed against a shareholder's redemption amount of Class B and Class C shares and is paid to W&R. The purpose of the deferred sales charge is to compensate W&R for the costs incurred by W&R in connection with the sale of Fund shares.

         With respect to Class B shares, the amount of the CDSC will be the following percent of the total amount invested during a calendar year to acquire the shares or the value of the shares redeemed, whichever is less. Redemption at any time during the first calendar year of investment, 5%; the second calendar year, 4%; the third calendar year, 3%; the fourth calendar year, 3%; the fifth calendar year, 2%; the sixth calendar year, 1% and thereafter, 0%.

         If Class C shares are sold within 12 months of buying these shares, a 1% CDSC will be imposed.

         The deferred sales charge will not be imposed on shares representing payment of dividends or distributions or on amounts which represent an increase in the value of the shareholder's account resulting from capital appreciation above the amount paid for shares purchased during the deferred sales charge period. During the period ended March 31, 2000, W&R received $39 in deferred sales charges from Class C shares. No CDSC fees were received from Class B shares.

         Under a Distribution and Service Plan for Class A shares adopted by the Fund pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Fund may pay monthly a distribution and/or service fee to W&R in an amount not to exceed 0.25% of the Fund's average annual net assets. The fee is to be paid to reimburse W&R for amounts it expends in connection with the distribution of the Class A shares and/or provision of personal services to Fund shareholders and/or maintenance of shareholder accounts.

         Under the Distribution and Service Plan adopted by the Fund for Class B and Class C shares, respectively, the Fund may pay W&R, on an annual basis, a service fee of up to 0.25% of the average daily net assets of the class to compensate W&R for providing services to shareholders of that class and/or maintaining shareholder accounts for that class and a distribution fee of up to 0.75% of the average daily net assets of the class to compensate W&R for distributing the shares of that class. The Class B Plan and the Class C Plan each permit W&R to receive compensation, through the distribution and service fee, respectively, for its distribution activities for that class, which are similar to the distribution activities described with respect to the Class A Plan, and for its activities in providing personal services to shareholders of that class and/or maintaining shareholder accounts of that class, which are similar to the corresponding activities for which it is entitled to reimbursement under the Class A Plan.

         The Fund paid Directors' fees of $8,561, which are included in other expenses.

         W&R is a subsidiary of Waddell & Reed Financial, Inc., a holding company, and a direct subsidiary of Waddell & Reed Financial Services, Inc., a holding company.

NOTE 3 -- INVESTMENT SECURITY TRANSACTIONS

         Purchases of investment securities, other than U.S. Government and short-term securities, aggregated $46,894,270, while proceeds from maturities and sales aggregated $104,903,204. Purchases of short-term securities aggregated $527,030,041, while proceeds from maturities and sales aggregated $517,472,619. No U.S. Government securities were bought or sold during the period ended March 31, 2000.

         For Federal income tax purposes, cost of investments owned at March 31, 2000 was $453,946,016, resulting in net unrealized depreciation of $23,547,943, of which $6,238,798 related to appreciated securities and $29,786,741 related to depreciated securities.

NOTE 4 -- FEDERAL INCOME TAX MATTERS

         For Federal income tax purposes, the Fund realized capital gain net income of $720,801 during its fiscal year ended September 30, 1999, which has been distributed to the Fund's shareholders.

NOTE 5 -- MULTICLASS OPERATIONS

         The Fund is authorized to offer four classes of shares, Class A, Class B, Class C and Class Y, each of which have equal rights as to assets and voting privileges. Class Y shares are not subject to a sales charge on purchases, are not subject to a Rule 12b-1 Distribution and Service Plan and are subject to a separate transfer agency and dividend disbursement services fee structure. A comprehensive discussion of the terms under which shares of each class are offered is contained in the Prospectus and the Statement of Additional Information for the Fund.

         Income, non-class specific expenses, and realized and unrealized gains and losses are allocated daily to each class of shares based on the value of their relative net assets as of the beginning of each day adjusted for the prior day's capital share activity.

         Transactions in capital stock are summarized below. Amounts are in thousands.


                                                                  FOR THE       FOR THE
                                                               SIX MONTHS   FISCAL YEAR
                                                                    ENDED         ENDED
                                                                MARCH 31, SEPTEMBER 30,
                                                                     2000          1999
                                                             ------------  ------------

Shares issued from sale of shares:
   Class A ...............................................          4,392        12,672
   Class B ...............................................            151           ---
   Class C ...............................................             81           ---
   Class Y ...............................................            ---*          ---*
Shares issued from reinvestment of dividends
   and/or capital gains distribution:
   Class A ...............................................          2,296         6,356
   Class B ...............................................              1           ---
   Class C ...............................................              1           ---
   Class Y ...............................................            ---*          ---*
Shares redeemed:
   Class A ...............................................        (16,441)      (12,423)
   Class B ...............................................            (17)          ---
   Class C ...............................................            (15)          ---
   Class Y ...............................................            ---           ---
                                                                   ------        ------
Increase (decrease) in outstanding capital shares ........         (9,551)        6,605
                                                                   ======        ======
Value issued from sale of shares:
   Class A ...............................................        $21,753       $69,498
   Class B ...............................................            746           ---
   Class C ...............................................            409           ---
   Class Y ...............................................            ---*            2
Value issued from reinvestment of dividends
   and/or capital gains distribution:
   Class A ...............................................         11,373        34,776
   Class B ...............................................              7           ---
   Class C ...............................................              7           ---
   Class Y ...............................................            ---*          ---*
Value redeemed:
   Class A ...............................................        (81,362)      (67,739)
   Class B ...............................................            (82)          ---
   Class C ...............................................            (77)          ---
   Class Y ...............................................            ---           ---
                                                                 --------       -------
Increase (decrease) in outstanding capital ...............       $(47,226)      $36,537
                                                                 ========       =======

  *Not shown due to rounding.

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders,
United Municipal High Income Fund, Inc.:


We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of United Municipal High Income Fund, Inc. (the "Fund") as of March 31, 2000, and the related statement of operations for the six-month period then ended, the statements of changes in net assets for the six-month period then ended and the fiscal year ended September 30, 1999, and the financial highlights for the six-month period ended March 31, 2000, and for each of the five fiscal years in the period ended September 30, 1999. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2000, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of United Municipal High Income Fund, Inc. as of March 31, 2000, the results of its operations for the six-month period then ended, the changes in its net assets for the six-month period then ended and the fiscal year ended September 30, 1999, and the financial highlights for the six-month period ended March 31, 2000, and for each of the five fiscal years in the period ended September 30, 1999, in conformity with accounting principles generally accepted in the United States of America.

/s/  Deloitte & Touche LLP
-------------------------
Deloitte & Touche LLP
Kansas City, Missouri
May 5, 2000

THE INVESTMENTS OF
UNITED MUNICIPAL HIGH INCOME FUND, INC.
SEPTEMBER 30, 1999

                                                                                    PRINCIPAL
                                                                                    AMOUNT IN
                                                                                    THOUSANDS                 VALUE
MUNICIPAL BONDS
ALABAMA - %0.41
   The Marshall County Health Care Authority,
      Hospital Revenue Refunding Bonds,
      Series 1992 (Guntersville-Arab
      Medical Center),
      7.0%, 10-1-2013 .....................................................           $ 1,000          $  1,048,750
   The Medical Clinic Board of the City of Ozark,
      Alabama, First Mortgage Revenue Bonds (United
      States Health & Housing Foundation, Inc.
      Project), Series 1988-A,
      10.0%, 10-1-2015 ....................................................             1,000             1,031,530
      Total ...............................................................                               2,080,280

ALASKA - 0.41%
   City of Seward, Alaska, Revenue Bonds, 1996
      (Alaska Sealife Center Project),
      7.65%, 10-1-2016 ....................................................             2,000             2,067,500

ARIZONA - 1.48%
   The Industrial Development Authority of the
      County of Gila, Arizona, Environmental
      Revenue Refunding Bonds (ASARCO Incorporated
      Project), Series 1998,
      5.55%, 1-1-2027 .....................................................             4,750             4,269,063
   Hayden-Winkelman Unified School District No.
      41 of Gila County, Arizona, Capital
      Appreciation Refunding Bonds, Series 1995,
      0.0%, 7-1-2010 ......................................................             6,145             3,302,937
      Total ...............................................................                               7,572,000

ARKANSAS - 0.30%
   City of Little Rock, Arkansas, Capital
      Improvement Revenue Bonds (Parks and
      Recreation Projects), Series 1998A,
      5.8%, 1-1-2023 ......................................................             1,600             1,506,000

                                SEE NOTES TO SCHEDULE OF INVESTMENTS ON PAGE   .

THE INVESTMENTS OF
UNITED MUNICIPAL HIGH INCOME FUND, INC.
SEPTEMBER 30, 1999

                                                                                    PRINCIPAL
                                                                                    AMOUNT IN
                                                                                    THOUSANDS                 VALUE
MUNICIPAL BONDS (CONTINUED)
CALIFORNIA - 5.96%
   Foothill/Eastern Transportation Corridor Agency:
      Toll Road Refunding Revenue Bonds:
      Toll Road Revenue Bonds,
      Series 1995A,
      0.0%, 1-1-2013 (A) ..................................................           $11,925          $ 10,061,719
      Series 1999 Convertible Capital Appreciation Bonds:
      0.0%, 1-15-2023 (A) .................................................            10,000             5,362,500
      0.0%, 1-15-2020 (A) .................................................             4,000             2,170,000
   California Statewide Communities Development
      Authority, Hospital Refunding Revenue Certificates
      of Participation, Series 1993, Cedars-Sinai
      Medical Center, Inverse Floating Rate
      Security (INFLOS),
      7.17%, 11-1-2015 (B) ................................................             4,000             3,610,000
   Sierra Kings Health Care District Revenue
      Bonds, Series 1996,
      6.5%, 12-1-2026 .....................................................             3,000             2,733,750
   Transmission Agency of Northern California,
      California-Oregon Transmission Project,
      Revenue Refunding Bonds, 1993 Series A,
      Residual Interest Bonds (RIBS),
      7.339%, 4-29-2024 (B) ...............................................             2,500             2,284,375
   Certificates of Participation (1991 Capital
      Improvement Project), Bella Vista Water
      District (California),
      7.375%, 10-1-2017 ...................................................             1,500             1,590,000
   Carson Redevelopment Agency (California),
      Redevelopment Project Area No. 1,
      Tax Allocation Bonds, Series 1993B,
      6.0%, 10-1-2016 .....................................................             1,500             1,524,375
   Kings County Waste Management Authority,
      Solid Waste Revenue Bonds, Series 1994
      (California),
      7.2%, 10-1-2014 .....................................................               940             1,028,125
      Total ...............................................................                              30,364,844

                               SEE NOTES TO SCHEDULE OF INVESTMENTS ON PAGE   .

THE INVESTMENTS OF
UNITED MUNICIPAL HIGH INCOME FUND, INC.
SEPTEMBER 30, 1999

                                                                                    PRINCIPAL
                                                                                    AMOUNT IN
                                                                                    THOUSANDS                 VALUE
MUNICIPAL BONDS (CONTINUED)
COLORADO - 4.01%
   City and County of Denver, Colorado, Revenue Bonds (Jewish Community
      Centers of Denver Project), Series 1994:
      8.25%, 3-1-2024 .....................................................           $ 2,390          $  2,491,575
      7.875%, 3-1-2019 ....................................................               815               839,450
      Hospital Revenue Bonds (Steamboat Springs
      Health Care Association Project),
      Series 1999,
      5.7%, 9-15-2023 .....................................................             3,700             3,297,625
   Colorado Housing and Finance Authority,
      Single Family Program Bonds:
      1998 Series A-2 Senior Bonds (AMT),
      6.6%, 5-1-2028 ......................................................             2,500             2,634,375
      1997 Series B-2, Senior Bonds (AMT),
      7.0%, 5-1-2026 ......................................................             2,250             2,418,750
   Sand Creek Metropolitan District, Adams
      County and City and County of Denver,
      Colorado, General Obligation Limited
      Tax Bonds:
      Series 1998,
      6.625%, 12-1-2017 ...................................................             3,070             2,951,038
      Series 1997,
      7.125%, 12-1-2016 ...................................................             2,000             2,025,000
   City of Black Hawk, Colorado, Device Tax
      Revenue Bonds, Series 1998,
      5.625%, 12-1-2021 ...................................................             1,250             1,190,625
   Bachelor Gulch Metropolitan District,
      Eagle County, Colorado, General Obligation
      Bonds, Series 1996,
      7.0%, 12-1-2015 .....................................................             1,095             1,116,900
   Eaglebend Affordable Housing Corporation,
      Multifamily Housing Project Revenue
      Refunding Bonds, Series 1997A,
      6.45%, 7-1-2021 .....................................................             1,000             1,003,750


                                SEE NOTES TO SCHEDULE OF INVESTMENTS ON PAGE   .

THE INVESTMENTS OF
UNITED MUNICIPAL HIGH INCOME FUND, INC.
SEPTEMBER 30, 1999

                                                                                    PRINCIPAL
                                                                                    AMOUNT IN
                                                                                    THOUSANDS                 VALUE
MUNICIPAL BONDS (CONTINUED)
COLORADO (CONTINUED)
   Mountain Village Metropolitan District, San
      Miguel County, Colorado, General
      Obligation Refunding Bonds, Series 1992,
      8.1%, 12-1-2011 .....................................................            $  465          $    501,619
      Total ...............................................................                              20,470,707

CONNECTICUT - 1.88%
   Eastern Connecticut Resource Recovery
      Authority, Solid Waste Revenue Bonds
      (Wheelabrator Lisbon Project),
      Series 1993A,
      5.5%, 1-1-2014 ......................................................             5,250             4,895,625
   State of Connecticut Health and
      Education Facilities Authority,
      Revenue Bonds, Edgehill Issue
      Series A (Fixed Rate),
      6.875%, 7-1-2027 ....................................................             2,300             2,363,250
   Connecticut Development Authority, Pollution
      Control Revenue Refunding Bonds (The
      Connecticut Light and Power Company
      Project - 1993B Series),
      5.95%, 9-1-2028 .....................................................             2,500             2,337,500
      Total ...............................................................                               9,596,375

DISTRICT OF COLUMBIA - 1.06%
   Certificates of Participation, Series 1993,
      District of Columbia,
      7.3%, 1-1-2013 ......................................................             3,000             3,225,000
   District of Columbia Revenue Bonds
      (National Public Radio Issue),
      Series 1992,
      7.625%, 1-1-2013 ....................................................             2,000             2,160,000
      Total ...............................................................                               5,385,000

                                SEE NOTES TO SCHEDULE OF INVESTMENTS ON PAGE   .

THE INVESTMENTS OF
UNITED MUNICIPAL HIGH INCOME FUND, INC.
SEPTEMBER 30, 1999

                                                                                    PRINCIPAL
                                                                                    AMOUNT IN
                                                                                    THOUSANDS                 VALUE
MUNICIPAL BONDS (CONTINUED)
FLORIDA - 4.16%
   St. Johns County Industrial Development
      Authority (Florida):
      Health Care Revenue Bonds, Tax Exempt
      Series 1997A (Bayview Project),
      7.1%, 10-1-2026 .....................................................           $ 4,000          $  4,255,000
      Industrial Development Revenue Bonds,
      Series 1997A (Professional Golf Hall of
      Fame Project),
      5.5%, 3-1-2017 ......................................................             1,000               986,250
   Lake County, Florida, Resource Recovery
      Industrial Development Refunding Revenue
      Bonds (NRG/Recovery Group Project),
      Series 1993A,
      5.95%, 10-1-2013 ....................................................             4,850             4,831,812
   Sanford Airport Authority (Florida),
      Industrial Development Revenue Bonds
      (Central Florida Terminals, Inc. Project):
      Series 1995A,
      7.75%, 5-1-2021 .....................................................             4,000             4,295,000
      Series 1995C,
      7.5%, 5-1-2021 ......................................................               500               531,875
   Sarasota County (Florida) Health Facilities Authority, Health Care Facilities
      Revenue Refunding Bonds, Series 1995 (Sarasota- Manatee Jewish Housing
      Council, Inc.
      Project),
      6.7%, 7-1-2025 ......................................................             3,000             3,060,000
   Dade County Industrial Development Authority,
      Industrial Development Revenue Bonds,
      Series 1995 (Miami Cerebral Palsy
      Residential Services, Inc. Project),
      8.0%, 6-1-2022 ......................................................             1,900             1,992,625
   City of Fort Walton Beach, First Mortgage
      Industrial Development Revenue Bonds,
      Series 1986 (Ft. Walton Beach Ventures,
      Inc. Project),
      10.5%, 12-1-2016 ....................................................             1,240             1,277,200
      Total ...............................................................                              21,229,762

                                          SEE NOTES TO SCHEDULE OF INVESTMENTS ON PAGE   .

THE INVESTMENTS OF
UNITED MUNICIPAL HIGH INCOME FUND, INC.
SEPTEMBER 30, 1999

                                                                                    PRINCIPAL
                                                                                    AMOUNT IN
                                                                                    THOUSANDS                 VALUE
MUNICIPAL BONDS (CONTINUED)
GEORGIA - 1.59%
   Coffee County Hospital Authority (Georgia),
      Revenue Anticipation Certificates (Coffee
      Regional Medical Center, Inc. Project),
      Series 1997A,
      6.75%, 12-1-2016 ....................................................          $  5,000          $  5,075,000
   Savannah Economic Development Authority,
      First Mortgage Revenue Bonds (Senior Care
      Group, Inc. - Shadowmoss Project),
      Series 1999A,
      6.75%, 7-1-2029 .....................................................             3,185             3,017,788
      Total ...............................................................                               8,092,788

HAWAII - 0.52%
   Department of Transportation of the State
      of Hawaii, Special Facility Revenue Bonds
      (Continental Airlines, Inc.), Series 1997,
      5.625%, 11-15-2027 ..................................................             3,000             2,651,250

IDAHO - 0.44%
   Idaho Health Facilities Authority, Hospital
      Revenue Refunding Bonds, Series 1992
      (IHC Hospitals, Inc.), Indexed Inverse Floating
      Rate Securities (Indexed INFLOS),
      6.65%, 2-15-2021 (B) ................................................             2,000             2,220,000

ILLINOIS - 3.40%
   Illinois Health Facilities Authority:
      Revenue Refunding Bonds, Series
      1995A (Fairview Obligated Group),
      7.125%, 8-15-2017 ...................................................             3,525             3,736,500
      Revenue Refunding Bonds, Series 1998
      (Lifelink Corporation Obligated Group),
      5.7%, 2-15-2024 .....................................................             1,750             1,594,687
   City of Hillsboro, Montgomery County,
      Illinois, General Obligation Bonds
      (Alternate Revenue Source), Series 1991,
      7.5%, 12-1-2021 .....................................................             2,640             2,814,900
   Illinois Development Finance Authority
      Revenue Bonds, Series 1993C (Catholic
      Charities Housing Development
      Corporation Project),
      6.1%, 1-1-2020 ......................................................             2,500             2,471,875

                                         SEE NOTES TO SCHEDULE OF INVESTMENTS ON PAGE   .

THE INVESTMENTS OF
UNITED MUNICIPAL HIGH INCOME FUND, INC.
SEPTEMBER 30, 1999

                                                                                    PRINCIPAL
                                                                                    AMOUNT IN
                                                                                    THOUSANDS                 VALUE
MUNICIPAL BONDS (CONTINUED)
ILLINOIS (CONTINUED)
   Village of Lansing, Illinois, Landings
      Redevelopment Project Area, Tax Increment
      Refunding Revenue Bonds (Limited Sales
      Tax Pledge), Series 1992,
      7.0%, 12-1-2008 .....................................................           $ 2,000          $  2,135,000
   Village of Hodgkins, Cook County, Illinois,
      Tax Increment Revenue Refunding Bonds,
      Series 1995A,
      7.625%, 12-1-2013 ...................................................             1,750             1,881,250
   Village of Carol Stream, DuPage County,
      Illinois, First Mortgage Revenue
      Refunding Bonds, Series 1997 (Windsor
      Park Manor Project),
      7.0%, 12-1-2013 .....................................................             1,500             1,541,250
   Village of Bourbonnais, Kankakee County,
      Illinois, Sewerage Revenue Bonds,
      Series 1993,
      7.25%, 12-1-2012 ....................................................             1,085             1,136,538
      Total ...............................................................                              17,312,000

INDIANA - 2.73%
   Indiana Health Facility Financing Authority:
      Hospital Revenue Bonds (Charity Obligated
      Group), Series 1999D,
      5.5%, 11-15-2024 ....................................................             5,000             4,706,250
      Revenue Refunding Bonds, Series 1998
      (Greenwood Village South Project),
      5.625%, 5-15-2028 ...................................................             4,100             3,628,500
      Hospital Revenue Refunding Bonds, Series 1996
      (Hancock Memorial Hospital and Health Services),
      6.125%, 8-15-2017 ...................................................             1,250             1,235,937
      Hospital Revenue Bonds, Series 1992
      (Fayette Memorial Hospital Project),
      7.2%, 10-1-2022 .....................................................             1,000             1,053,750
   City of Goshen, Indiana, Revenue Bonds,
      Series 1998 (Greencroft Obligated Group),
      5.75%, 8-15-2028 ....................................................             2,000             1,792,500
   City of Carmel, Indiana, Retirement Rental
      Housing Revenue Refunding Bonds (Beverly
      Enterprises - Indiana, Inc. Project),
      Series 1992,
      8.75%, 12-1-2008 ....................................................             1,400             1,513,750
      Total ...............................................................                              13,930,687

                                         SEE NOTES TO SCHEDULE OF INVESTMENTS ON PAGE   .

THE INVESTMENTS OF
UNITED MUNICIPAL HIGH INCOME FUND, INC.
SEPTEMBER 30, 1999

                                                                                    PRINCIPAL
                                                                                    AMOUNT IN
                                                                                    THOUSANDS                 VALUE
MUNICIPAL BONDS (CONTINUED)
IOWA - 2.90% Iowa Finance Authority:
      Community Provider Revenue Bonds (Boys and
      Girls Home and Family Services, Inc. Project),
      Series 1998,
      6.25%, 12-1-2028 ....................................................           $ 4,000          $  3,715,000
      Community Rehabilitation Providers
      Revenue Bonds (Lutheran Children's Home
      Society - Bremwood Project), Series 1998,
      5.8%, 12-1-2024 .....................................................             1,500             1,411,875
   City of Creston, Iowa, Industrial Development
      Revenue Bonds, Series 1997A (CF Processing,
      L.C. Project),
      8.0%, 8-1-2026 ......................................................             5,000             5,062,500
   City of Cedar Rapids, Iowa, First Mortgage
      Revenue Bonds, Series 1998-A (Cottage Grove
      Place Project),
      5.875%, 7-1-2028 ....................................................             5,000             4,606,250
      Total ...............................................................                              14,795,625

KANSAS - 3.57%
   Kansas Development Finance Authority:
      Revenue Bonds (Village Shalom Obligated Group),
      Series 1998 AA,
      5.625%, 11-15-2028 ..................................................             5,500             4,860,625
      Multifamily Housing Revenue Bonds, Series 1998K
      (Pioneer Olde Town Apartments Project),
      6.5%, 10-1-2030 .....................................................             3,200             2,972,000
      Community Provider Loan Program (Community
      Living Opportunities, Inc.), Series
      1992A Revenue Bonds,
      8.875%, 9-1-2011 ....................................................             2,790             2,912,063
   Certificates of Participation, Series 1998A,
      Evidencing Proportionate Interests of the
      Owners Thereof in Rental Payments to be
      Made by the City of Spring Hill, Kansas, to
      Spring Hill Golf Corporation,
      6.5%, 1-15-2028 .....................................................             4,000             3,650,000
   City of Prairie Village, Kansas, Revenue Bonds,
      (Claridge Court Project), Series 1993A:
      8.75%, 8-15-2023 ....................................................             1,000             1,111,250
      8.5%, 8-15-2004 .....................................................               770               854,700
   City of Wichita, Kansas, Health Care Facilities
      Refunding and Improvement Revenue Bonds,
      Series I, 1999 (Larksfield Place),
      5.875%, 5-15-2027 ...................................................             2,000             1,855,000
      Total ...............................................................                              18,215,638

                                         SEE NOTES TO SCHEDULE OF INVESTMENTS ON PAGE   .

THE INVESTMENTS OF
UNITED MUNICIPAL HIGH INCOME FUND, INC.
SEPTEMBER 30, 1999

                                                                                    PRINCIPAL
                                                                                    AMOUNT IN
                                                                                    THOUSANDS                 VALUE
MUNICIPAL BONDS (CONTINUED)
KENTUCKY - 0.91%
   Kentucky Economic Development Finance Authority,
      Health Care Facilities Revenue Bonds, Series
      1998 (The Christian Church Homes of Kentucky,
      Inc. Obligated Group),
      5.5%, 11-15-2030 ....................................................           $ 4,000          $  3,580,000
   County of Perry, Kentucky, Solid Waste
      Disposal Revenue Bonds (TJ International
      Project), Series 1994,
      7.0%, 6-1-2024 ......................................................             1,000             1,055,000
      Total ...............................................................                               4,635,000

LOUISIANA - 1.34%
   Louisiana Public Facilities Authority:
      Revenue Bonds (Progressive Healthcare
      Providers/Louisiana, Inc. Project), Series 1998:
      6.375%, 10-1-2020 ...................................................             2,000             1,865,000
      6.375%, 10-1-2028 ...................................................             2,000             1,832,500
   Board of Commissioners of the Port of New
      Orleans, Industrial Development Revenue
      Refunding Bonds (Continental Grain Company
      Project), Series 1993,
      7.5%, 7-1-2013 ......................................................             2,000             1,992,500
   LaFourche Parish Home Mortgage Authority,
      Tax-Exempt Capital Appreciation Refunding
      Bonds, Series 1990-B, Class B-2,
      0.0%, 5-20-2014 .....................................................             3,300             1,167,375
      Total ...............................................................                               6,857,375

MAINE - 0.55%
   Maine Veterans' Homes, Revenue Bonds,
      1995 Series,
      7.75%, 10-1-2020 ....................................................             2,810             2,820,537

MARYLAND - 0.66%
   Maryland Economic Development Corporation,
      Senior Lien Revenue Bonds (Rocky Gap
      Golf Course and Hotel/Meeting Center
      Project), Series 1996 A,
      8.375%, 10-1-2009 ...................................................             3,250             3,347,500


                                         SEE NOTES TO SCHEDULE OF INVESTMENTS ON PAGE    .

THE INVESTMENTS OF
UNITED MUNICIPAL HIGH INCOME FUND, INC.
SEPTEMBER 30, 1999

                                                                                    PRINCIPAL
                                                                                    AMOUNT IN
                                                                                    THOUSANDS                 VALUE
MUNICIPAL BONDS (CONTINUED)
MASSACHUSETTS - 6.38%
   Massachusetts Industrial Finance Agency:
      First Mortgage Revenue Bonds, Reeds
      Landing Project, Series 1993,
      8.625%, 10-1-2023 ...................................................           $ 9,945          $ 10,976,794
      Resource Recovery Revenue Bonds (SEMASS
      Project), Series 1991B,
      9.25%, 7-1-2015 .....................................................             5,000             5,456,250
      Resource Recovery Revenue Refunding Bonds
      (Ogden Haverhill Project),
      Series 1998A Bonds,
      5.6%, 12-1-2019 .....................................................             2,500             2,384,375
      Revenue Bonds, Beaver Country Day School
      Issue, Series 1992, Subseries A,
      8.1%, 3-1-2008 ......................................................             1,320             1,359,600
   Massachusetts Municipal Wholesale Electric
      Company, Power Supply System Revenue Bonds,
      1993 Series A, Inverse Floating Rate
      Security (INFLOS),
      7.17%, 7-1-2018 (B) .................................................             8,000             7,310,000
   Massachusetts Health and Educational
      Facilities Authority, Revenue Bonds,
      Beth Israel Hospital Issue, Series G-4,
      Inverse Floating Rate Securities (INFLOS),
      8.674%, 7-1-2025 (B) ................................................             5,000             5,037,500
      Total ...............................................................                              32,524,519

MINNESOTA - 0.87%
   City of Victoria, Minnesota, Private School
      Facility Revenue Bonds (Holy Family Catholic
      High School Project), Series 1999A,
      5.85%, 9-1-2024 .....................................................             3,200             3,052,000
   City of Coon Rapids, Minnesota, Multifamily
      Housing Revenue Bonds (Wedum Redwood
      Terrace, LLC Project), Series 1999A,
      6.375%, 11-1-2029 ...................................................             1,450             1,402,875
      Total ...............................................................                               4,454,875

MISSISSIPPI - 0.43%
   Lowndes County, Mississippi, Solid Waste
      Disposal and Pollution Control Refunding
      Revenue Bonds (Weyerhaeuser Company
      Project), Series 1992B, Indexed Inverse
      Floating/Fixed Term Bonds,
      6.7%, 4-1-2022 ......................................................             2,000             2,195,000

                                         SEE NOTES TO SCHEDULE OF INVESTMENTS ON PAGE   .

THE INVESTMENTS OF
UNITED MUNICIPAL HIGH INCOME FUND, INC.
SEPTEMBER 30, 1999

                                                                                    PRINCIPAL
                                                                                    AMOUNT IN
                                                                                    THOUSANDS                 VALUE
MUNICIPAL BONDS (CONTINUED)
MISSOURI - 5.54%
   State Environmental Improvement and Energy
      Resources Authority (State of Missouri),
      Water Facilities Revenue Bonds
      (Tri-County Water Authority Project),
      Series 1992:
      8.75%, 4-1-2022 .....................................................           $ 4,340          $  4,860,800
      8.25%, 4-1-2002 .....................................................               345               363,113
   The Industrial Development Authority of the
      City of Kansas City, Missouri:
      Revenue Bonds (The Bishop Spencer Place,
      Incorporated Project), Series 1994,
      8.0%, 9-1-2016 ......................................................             2,965             3,168,844
      Multifamily Housing Revenue Bonds (Village
      Green Apartments Project), Series 1998,
      6.25%, 4-1-2030 .....................................................             1,750             1,634,062
   The Industrial Development Authority of the
      City of Bridgeton, Missouri, Senior Housing
      Revenue Bonds (The Sarah Community Project),
      Series 1998,
      5.9%, 5-1-2028 ......................................................             5,000             4,631,250
   Missouri Housing Development Commission,
      Multifamily Housing Revenue Bonds (The Mansion
      Apartments Phase II Project), Series 1999,
      6.17%, 10-1-2032 ....................................................             3,915             3,645,844
   Tax Increment Financing Commission of Kansas City,
      Missouri, Tax Increment Refunding and Improvement
      Revenue Bonds (Briarcliff West Project),
      Series 1999,
      6.0%, 8-1-2021 ......................................................             2,250             2,134,688
   The Industrial Development Authority of
      St. Joseph, Missouri, Multifamily Housing
      Revenue Bonds (Hillcrest Village Apartments
      Project), Series 1998A,
      6.375%, 9-1-2028 ....................................................             2,250             2,089,687
   The City of Lake Saint Louis, Missouri,
      Public Facilities Authority, Certificates
      of Participation (Municipal Golf Course
      Project), Series 1993,
      7.55%, 12-1-2014 ....................................................             2,000             2,155,000

                                         SEE NOTES TO SCHEDULE OF INVESTMENTS ON PAGE   .

THE INVESTMENTS OF
UNITED MUNICIPAL HIGH INCOME FUND, INC.
SEPTEMBER 30, 1999

                                                                                    PRINCIPAL
                                                                                    AMOUNT IN
                                                                                    THOUSANDS                 VALUE
MUNICIPAL BONDS (CONTINUED)
MISSOURI (CONTINUED)
   The Industrial Development Authority of
      the City of St. Louis, Missouri,
      Industrial Revenue Refunding Bonds
      (Kiel Center Multipurpose Arena Project),
      Series 1992,
      7.75%, 12-1-2013 ....................................................           $ 1,500          $  1,599,375
   The Industrial Development Authority of the
      City of Springfield, Missouri,
      Industrial Development Refunding Revenue
      Bonds (Health Care Realty of Springfield,
      Ltd. Project), Series 1988,
      10.25%, 12-1-2010 ...................................................             1,015             1,022,856
   The Industrial Development Authority of
      Callaway County, Missouri, Industrial
      Development Revenue Bonds (A.P. Green
      Refractories Co. Project), Series 1984,
      8.6%, 11-1-2014 .....................................................               900               949,221
      Total ...............................................................                              28,254,740

NEVADA - 0.52%
   Reno-Sparks Convention & Visitors Authority,
      Nevada, Limited Obligation Medium-Term
      Refunding Bonds, Series November 1, 1996,
      6.0%, 11-1-2006 .....................................................             2,640             2,636,700

NEW HAMPSHIRE - 1.11%
   State of New Hampshire, Turnpike System Revenue
      Bonds, 1994 Series C, Residual Interest Bonds (RIBS),
      6.351%, 2-1-2024 (B) ................................................             5,600             4,676,000
   Lisbon Regional School District, New
      Hampshire, General Obligation Capital
      Appreciation School Bonds,
      0.0%, 2-1-2013 ......................................................             1,500               965,625
      Total ...............................................................                               5,641,625

                                         SEE NOTES TO SCHEDULE OF INVESTMENTS ON PAGE   .

THE INVESTMENTS OF
UNITED MUNICIPAL HIGH INCOME FUND, INC.
SEPTEMBER 30, 1999

                                                                                    PRINCIPAL
                                                                                    AMOUNT IN
                                                                                    THOUSANDS                 VALUE
MUNICIPAL BONDS (CONTINUED)
NEW JERSEY - 1.88%
      First Mortgage Revenue Fixed Rate Bonds
      (Winchester Gardens at Ward Homestead
      Project) Series 1996A,
      8.625%, 11-1-2025 ...................................................           $ 3,000          $  3,348,750
   New Jersey Economic Development Authority:
      Senior Mortgage Revenue and Revenue Refunding
      Bonds (Arbor Glen of Bridgewater Project),
      Series 1998A,
      6.0%, 5-15-2028 .....................................................             3,250             3,050,938
      Economic Development Bonds, Kapkowski
      Road Landfill Reclamation Improvement
      District Project (City of Elizabeth),
      Series 1998A:
      6.375%, 4-1-2018 ....................................................             2,385             2,390,962
      0.0%, 4-1-2011 ......................................................             1,740               819,975
      Total ...............................................................                               9,610,625

NEW MEXICO - 0.71%
   City of Santa Fe, New Mexico, Industrial Revenue
      Housing Refunding Bonds (Ponce de Leon Limited
      Partnership Project), Series 1995,
      7.25%, 12-1-2005 ....................................................             3,500             3,644,375

NEW YORK - 1.37%
   Tompkins County Industrial Development
      Agency, Life Care Community Revenue Bonds,
      1994 (Kendal at Ithaca, Inc. Project),
      7.875%, 6-1-2024 ....................................................             4,035             4,251,881
   New York City Municipal Water Finance Authority,
      Water and Sewer System Revenue Bonds, Inverse
      Rate Securities, Fiscal 1994 Series E,
      7.06%, 6-15-2012 (B) ................................................             2,750             2,732,813
      Total................................................................                               6,984,694

NORTH CAROLINA - 0.94%
   City of Charlotte, North Carolina, Charlotte/
      Douglas International Airport, Special
      Facility Refunding Revenue Bonds, Series 1998
      (US Airways, Inc. Project),
      5.6%, 7-1-2027 ......................................................             3,075             2,609,906
   City of Durham, North Carolina, Multifamily
      Housing Revenue Bonds (Ivy Commons Project),
      Series 1997,
      8.0%, 3-1-2029 ......................................................             2,250             2,193,750
      Total ...............................................................                               4,803,656


                                         SEE NOTES TO SCHEDULE OF INVESTMENTS ON PAGE   .

THE INVESTMENTS OF
UNITED MUNICIPAL HIGH INCOME FUND, INC.
SEPTEMBER 30, 1999

                                                                                    PRINCIPAL
                                                                                    AMOUNT IN
                                                                                    THOUSANDS                 VALUE
MUNICIPAL BONDS (CONTINUED)
NORTH DAKOTA - 0.66%
   City of Grand Forks, North Dakota, Senior Housing Revenue Bonds (4000
      Valley Square Project), Series 1997:
      6.25%, 12-1-2034 ....................................................           $ 2,000          $  1,917,500
      6.375%, 12-1-2034 ...................................................             1,500             1,445,625
      Total ...............................................................                               3,363,125

OHIO - 1.85%
   Ohio Water Development Authority, State of
      Ohio, Solid Waste Disposal Revenue Bonds
      (Bay Shore Power Project), Tax-Exempt
      Series 1998 A,
      5.875%, 9-1-2020 ....................................................             6,000             5,677,500
   City of Toledo, Ohio, Multifamily Housing
      Mortgage Revenue Bonds, Series 1998-A
      (Hillcrest Apartments Project),
      6.125%, 12-1-2029 ...................................................             4,000             3,750,000
      Total ...............................................................                               9,427,500

OKLAHOMA - 2.57%
   Bixby Public Works Authority, Utility
      System Revenue Bonds, Refunding
      Series 1994,
      7.25%, 11-1-2019 ....................................................             2,685             2,809,181
   The Clinton Public Works Authority,
      Refunding and Improvement Revenue
      Bonds, Series 1994,
      6.25%, 1-1-2019 .....................................................             2,575             2,652,250
   Oklahoma County Industrial Authority,
      Industrial Development Revenue Bonds:
      1986 Series A (Westlake Nursing Center
      Project):
      10.25%, 9-1-2016 ....................................................               905               919,616
      10.125%, 9-1-2006 ...................................................               430               436,979
      1986 Series B (Choctaw Nursing
      Center Project):
      10.25%, 9-1-2016 (C) ................................................             1,230               713,400
      10.125%, 9-1-2006 (C) ...............................................               525               304,500
   The Broken Arrow Public Golf Authority
      (Broken Arrow, Oklahoma), Recreational
      Facilities Revenue Bonds, Series 1995,
      7.25%, 8-1-2020 .....................................................             2,025             2,068,031

                                         SEE NOTES TO SCHEDULE OF INVESTMENTS ON PAGE   .

THE INVESTMENTS OF
UNITED MUNICIPAL HIGH INCOME FUND, INC.
SEPTEMBER 30, 1999

                                                                                    PRINCIPAL
                                                                                    AMOUNT IN
                                                                                    THOUSANDS                 VALUE
MUNICIPAL BONDS (CONTINUED)
OKLAHOMA (CONTINUED)
   Trustees of the Oklahoma Ordnance Works
      Authority, Industrial Development Revenue
      Refunding Bonds (A.P. Green Industries,
      Inc. Project), Series 1992,
      8.5%, 5-1-2008 ......................................................           $ 1,600          $  1,706,000
   The Guthrie Public Works Authority
      (Guthrie, Oklahoma), Utility System
      Revenue Bonds, Series 1994A,
      6.75%, 9-1-2019 .....................................................             1,415             1,476,906
      Total ...............................................................                              13,086,863

OREGON - 2.21%
   Klamath Falls Intercommunity Hospital
      Authority, Gross Revenue Bonds,
      Series 1994 (Merle West Medical Center
      Project),
      7.1%, 9-1-2024 ......................................................             3,500             3,692,500
   City of Klamath Falls, Oregon, Tax-Exempt
      Senior Lien Electric Revenue Refunding
      Bonds (Klamath Cogeneration Project),
      Series 1999,
      6.0%, 1-1-2025 ......................................................             3,000             2,838,750
   Myrtle Creek Building Authority, Gross
      Revenue Bonds, Series 1996A (Myrtle Creek
      Golf Course Project),
      8.0%, 6-1-2021 (C) ..................................................             3,000             2,550,000
   Hospital Facility Authority of Clackamas
      County, Oregon, Senior Living Facility
      Revenue Bonds (Mary's Woods at Marylhurst,
      Inc. Project), Series 1999A Fixed Rate
      Revenue Bonds,
      6.625%, 5-15-2029 ...................................................             2,250             2,196,563
      Total ...............................................................                              11,277,813

PENNSYLVANIA - 5.38%
   Monroeville Hospital Authority, Hospital
      Revenue Bonds, Series of 1992 (Forbes
      Health System):
      7.0%, 10-1-2013 .....................................................             3,630             3,593,700
      6.25%, 10-1-2015 ....................................................             2,110             2,065,163
   Delaware County Authority (Pennsylvania),
      First Mortgage Revenue Bonds
      (Riddle Village Project),
      Series 1994,
      8.25%, 6-1-2022 .....................................................             4,000             4,675,000


                                         SEE NOTES TO SCHEDULE OF INVESTMENTS ON PAGE   .

THE INVESTMENTS OF
UNITED MUNICIPAL HIGH INCOME FUND, INC.
SEPTEMBER 30, 1999

                                                                                    PRINCIPAL
                                                                                    AMOUNT IN
                                                                                    THOUSANDS                 VALUE
MUNICIPAL BONDS (CONTINUED)
PENNSYLVANIA (CONTINUED)
   Pennsylvania Higher Educational Facilities
      Authority (Commonwealth of Pennsylvania),
      Revenue Bonds (Allegheny General Hospital),
      1991 Series A,
      7.125%, 9-1-2007 ....................................................           $ 3,670          $  3,647,062
   Philadelphia Authority for Industrial
      Development, Commercial Development Revenue
      Refunding Bonds (Doubletree Guest Suites
      Project), Series 1997A,
      6.5%, 10-1-2027......................................................             3,500             3,543,750
   Clearfield Hospital Authority, Hospital
      Revenue and Refunding Bonds (Clearfield
      Hospital Project), Series 1994,
      6.875%, 6-1-2016 ....................................................             3,350             3,458,875
   Allentown Area Hospital Authority, Hospital
      Revenue Bonds (Sacred Heart Hospital of
      Allentown), Series A of 1993,
      6.75%, 11-15-2014 ...................................................             2,865             3,004,669
   Susquehanna Area Regional Airport Authority,
      Airport Facilities Revenue Bonds (Aero
      Harrisburg, LLC Project), Series 1999,
      5.5%, 1-1-2024 ......................................................             2,000             1,760,000
   South Wayne County Water and Sewer Authority
      (Wayne County, Pennsylvania), Sewer Revenue
      Bonds, Series of 1992,
      8.2%, 4-15-2013 .....................................................             1,665             1,698,300
      Total ...............................................................                              27,446,519

RHODE ISLAND - 0.41%
   City of Providence, Rhode Island, Special
      Obligation Tax Increment Bonds, Series D,
      6.65%, 6-1-2016 .....................................................             2,000             2,067,500

SOUTH CAROLINA - 2.95%
   South Carolina Jobs - Economic Development Authority,
      Solid Waste Recycling Facilities Revenue Bonds
      (Santee River Rubber Project):
      Tax-Exempt Series 1998A,
      8.0%, 12-1-2014 .....................................................             4,000             3,825,000
      Tax-Exempt Series 1998B,
      9.0%, 12-1-2011 .....................................................             2,460             2,460,000

                            SEE NOTES TO SCHEDULE OF INVESTMENTS ON PAGE   .

THE INVESTMENTS OF
UNITED MUNICIPAL HIGH INCOME FUND, INC.
SEPTEMBER 30, 1999

                                                                                    PRINCIPAL
                                                                                    AMOUNT IN
                                                                                    THOUSANDS                 VALUE
MUNICIPAL BONDS (CONTINUED)
SOUTH CAROLINA (CONTINUED)
   Connector 2000 Association, Inc., Toll Road
      Revenue Bonds (Southern Connector Project,
      Greenville, South Carolina):
      Senior Capital Appreciation Bonds, Series 1998B:
      0.0%, 1-1-2035 ......................................................           $17,000          $  1,508,750
      0.0%, 1-1-2036 ......................................................            11,000               907,500
      Senior Current Interest Bonds, Series 1998A,
      5.25%, 1-1-2023 .....................................................             2,000             1,735,000
   McCormick County, South Carolina, Hospital
      Facilities Revenue Refunding and Improvement
      Bonds, Series 1997 (McCormick Health Care
      Center Project),
      7.0%, 3-1-2018 ......................................................             2,530             2,485,725
   South Carolina State Housing, Finance
      and Development Authority, Multifamily
      Housing Mortgage Revenue Bonds (United
      Dominion-Plum Chase), Series 1991,
      8.5%, 10-1-2021 .....................................................             2,000             2,117,500
      Total ...............................................................                              15,039,475

SOUTH DAKOTA - 0.41%
   South Dakota Health and Educational
      Facilities Authority, Refunding Revenue
      Bonds (Westhills Village Retirement
      Community Issue), Series 1993,
      7.25%, 9-1-2013 .....................................................             2,000             2,077,500

TENNESSEE - 0.68%
   The Health and Educational Facilities
      Board of the City of Crossville, Tennessee,
      Hospital Revenue Improvement Bonds,
      Series 1992 (Cumberland Medical Center),
      6.75%, 11-1-2012 ....................................................             2,000             2,075,000
   Upper Cumberland Gas Utility District
      (of Cumberland County, Tennessee),
      Gas System Revenue Bonds, Series 1996,
      7.0%, 3-1-2016 ......................................................             1,400             1,408,750
      Total ...............................................................                               3,483,750

TEXAS - 5.26%
   AllianceAirport Authority, Inc., Special
      Facilities Revenue Bonds:
      Series 1991 (American Airlines, Inc. Project),
      7.0%, 12-1-2011 .....................................................             4,700             5,181,750
      Series 1996 (Federal Express Corporation Project),
      6.375%, 4-1-2021 ....................................................             4,000             4,035,000

                                         SEE NOTES TO SCHEDULE OF INVESTMENTS ON PAGE   .

THE INVESTMENTS OF
UNITED MUNICIPAL HIGH INCOME FUND, INC.
SEPTEMBER 30, 1999

                                                                                    PRINCIPAL
                                                                                    AMOUNT IN
                                                                                    THOUSANDS                 VALUE
MUNICIPAL BONDS (CONTINUED)
TEXAS (CONTINUED)
   Lubbock Health Facilities Development Corporation,
      Fixed Rate First Mortgage Revenue Bonds
      (Carillon, Inc. Project), Series 1999A,
      6.5%, 7-1-2019 ......................................................           $ 6,000          $  5,737,500
   Gulf Coast Waste Disposal Authority, Waste
      Disposal Revenue Bonds (Valero Energy
      Corporation Project):
      Series 1998,
      5.6%, 4-1-2032 ......................................................             3,490             3,097,375
      Series 1999,
      5.7%, 4-1-2032 ......................................................             2,000             1,802,500
   Alvarado Industrial Development Corporation,
      Industrial Development Revenue Bonds
      (Rich-Mix Products of Texas, Inc. Project),
      Series 1996,
      7.75%, 3-1-2010 .....................................................             2,795             2,774,038
   City of Houston, Housing Corporation
      No. 1, First Lien Revenue Refunding
      Bonds, Series 1996 (6800 Long Drive
      Apartments - Section 8 New Construction
      Program), Houston, Texas,
      6.625%, 2-1-2020 ....................................................             2,305             2,264,662
   City of Houston, Texas, Airport System
      Special Facilities Revenue Bonds
      (Continental Airlines, Inc. Terminal
      Improvement Projects), Series 1997B,
      6.125%, 7-15-2017 ...................................................             2,000             1,937,500
      Total ...............................................................                              26,830,325

UTAH - 4.86%
   Tooele County, Utah, Hazardous Waste
      Treatment Revenue Bonds (Union Pacific
      Corporation/USPCI, Inc. Project),
      Series A,
      5.7%, 11-1-2026 .....................................................            17,000            15,512,500
   Intermountain Power Agency, Power Supply
      Revenue Refunding Bonds, 1993 Series A,
      Inverse Floating Rate Securities (INFLOS),
      7.266%, 7-1-2021 (B) ................................................             5,950             5,481,437
   Utah Housing Finance Agency, Revenue Bonds
      (RHA Community Services of Utah, Inc.
      Project), Series 1997A,
      6.875%, 7-1-2027 ....................................................             2,440             2,446,100


                                         SEE NOTES TO SCHEDULE OF INVESTMENTS ON PAGE   .

THE INVESTMENTS OF
UNITED MUNICIPAL HIGH INCOME FUND, INC.
SEPTEMBER 30, 1999

                                                                                    PRINCIPAL
                                                                                    AMOUNT IN
                                                                                    THOUSANDS                 VALUE
MUNICIPAL BONDS (CONTINUED)
UTAH (CONTINUED)
   Carbon County, Utah, Solid Waste Disposal Refunding Revenue Bonds
      (Sunnyside Cogeneration Project and Sunnyside Generation, LLC):
      Series 1999A,
      7.1%, 8-15-2023 .....................................................           $ 1,270          $  1,270,000
      Series 1999B,
      0.0%, 8-15-2024 .....................................................               390                64,350
      Total ...............................................................                              24,774,387

VERMONT - 2.07%
   Vermont Industrial Development Authority,
      Mortgage Revenue Bonds, Wake Robin
      Corporation Project, Series 1993A:
      8.75%, 4-1-2023 .....................................................             4,465             5,173,819
      8.75%, 3-1-2023 .....................................................             2,500             2,896,875
   Vermont Economic Development Authority,
      Mortgage Revenue Bonds, Wake Robin
      Corporation Project, Series 1999A,
      6.3%, 3-1-2033 ......................................................             2,500             2,493,750
      Total ...............................................................                              10,564,444

VIRGINIA - 2.77%
   Peninsula Ports Authority of Virginia,
      Port Facility Refunding Revenue Bonds
      (Ziegler Coal Project), Series 1997 (Non-AMT),
      6.9%, 5-2-2022 ......................................................             5,000             4,862,500
   Norfolk Redevelopment and Housing Authority,
      Multifamily Rental Housing Facility
      Revenue Bonds, Series 1996 (1016 Limited
      Partnership-Sussex Apartments Project),
      8.0%, 9-1-2026 ......................................................             3,495             3,490,631
   Fairfax County Redevelopment and Housing
      Authority, Multifamily Housing Revenue
      Refunding Bonds (Burke Shire Commons
      Apartments Project), Series 1996,
      7.6%, 10-1-2036 .....................................................             3,000             2,985,000
   Pocahontas Parkway Association, Route 895
      Connector, Toll Road Revenue Bonds, Senior
      Capital Appreciation Bonds, Series 1998B,
      0.0%, 8-15-2018 .....................................................             9,000             2,778,750
      Total ...............................................................                              14,116,881


                                        SEE NOTES TO SCHEDULE OF INVESTMENTS ON PAGE   .

THE INVESTMENTS OF
UNITED MUNICIPAL HIGH INCOME FUND, INC.
SEPTEMBER 30, 1999

                                                                                    PRINCIPAL
                                                                                    AMOUNT IN
                                                                                    THOUSANDS                 VALUE
MUNICIPAL BONDS (CONTINUED)
WASHINGTON - 0.95%
   Port of Anacortes, Washington, Revenue and
      Refunding Bonds, 1998 Series A (AMT),
      5.625%, 9-1-2016 ....................................................           $ 3,790          $  3,562,600
   Housing Authority of the City of Seattle,
      Low-Income Housing Assistance Revenue
      Bonds, 1995 (GNMA Collateralized Mortgage
      Loan - Kin On Project),
      7.4%, 11-20-2036 ....................................................             1,142             1,279,040
      Total ...............................................................                               4,841,640

WEST VIRGINIA - 0.31%
   Upshur County, West Virginia, Solid Waste
      Disposal Revenue Bonds (TJ International
      Project), Series 1995,
      7.0%, 7-15-2025 .....................................................             1,500             1,586,250

WISCONSIN - 2.06%
   Wisconsin Health and Educational Facilities
      Authority, Revenue Bonds, Series 1995:
      National Regency of New Berlin, Inc.
      Project,
      8.0%, 8-15-2025 .....................................................             4,480             4,894,400
      Hess Memorial Hospital Association, Inc.
      Project,
      7.75%, 11-1-2015 ....................................................             3,400             3,740,000
   City of Superior, Wisconsin, Water Supply
      Facilities Revenue Refunding Bonds
      (Superior Water, Light and Power Company
      Project), Series 1996,
      6.125%, 11-1-2021 ...................................................             1,910             1,845,537
      Total ...............................................................                              10,479,937

TOTAL MUNICIPAL BONDS - 93.43%                                                                         $476,365,586
   (Cost: $477,745,976)

TOTAL SHORT-TERM SECURITIES - 4.98%                                                                    $ 25,383,451
   (Cost: $25,383,451)

TOTAL INVESTMENT SECURITIES - 98.41%                                                                   $501,749,037
   (Cost: $503,129,427)

CASH AND OTHER ASSETS, NET OF LIABILITIES - 1.59%                                                         8,118,011

NET ASSETS - 100.00%                                                                                   $509,867,048

                                      SEE NOTES TO SCHEDULE OF INVESTMENTS ON PAGE   .

THE INVESTMENTS OF
UNITED MUNICIPAL HIGH INCOME FUND, INC.
SEPTEMBER 30, 1999


NOTES TO SCHEDULE OF INVESTMENTS

(A) The security does not bear interest for an initial period of time and subsequently becomes interest bearing.

(B) The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at September 30, 1999.

(C) Non-income producing as the issuer has either missed its most recent interest payment or declared bankruptcy.

    See Note 1 to financial statements for security valuation and other significant accounting policies concerning investments.

    See Note 3 to financial statements for cost and unrealized appreciation and depreciation of investments owned for Federal income tax purposes.

UNITED MUNICIPAL HIGH INCOME FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 1999
(IN THOUSANDS, EXCEPT FOR PER SHARE AND SHARE AMOUNTS)


ASSETS
   Investment securities - at value
      (Notes 1 and 3) .......................................................................              $501,749
   Cash .....................................................................................                   221
   Receivables:
      Interest ..............................................................................                 8,530
      Fund shares sold ......................................................................                 1,314
      Investment securities sold ............................................................                   997
   Prepaid insurance premium ................................................................                    11
                                                                                                           --------
        Total assets ........................................................................               512,822
                                                                                                           --------
LIABILITIES
   Payable to Fund shareholders .............................................................                 2,474
   Dividends payable ........................................................................                   302
   Accrued service fee (Note 2) .............................................................                    97
   Accrued transfer agency and dividend
      disbursing (Note 2) ...................................................................                    55
   Accrued distribution fee (Note 2) ........................................................                     7
   Accrued management fee (Note 2) ..........................................................                     7
   Accrued accounting services fee (Note 2) .................................................                     5
   Other ....................................................................................                     8
                                                                                                           --------
        Total liabilities ...................................................................                 2,955
                                                                                                           --------
           Total net assets .................................................................              $509,867
                                                                                                           ========
NET ASSETS
   $1.00 par value capital stock
      Capital stock .........................................................................              $ 98,306
      Additional paid-in capital ............................................................               412,960
   Accumulated undistributed income (loss):
      Distribution in excess of net realized
        gain on investment transactions .....................................................                   (19)
      Net unrealized depreciation in value of
        investments .........................................................................                (1,380)
                                                                                                           --------
        Net assets applicable to outstanding
           units of capital .................................................................              $509,867
                                                                                                           ========
Net asset value per share (net assets divided
   by shares outstanding)
   Class A    ...............................................................................                 $5.19
   Class Y    ...............................................................................                 $5.19
Capital shares outstanding
   Class A    ...............................................................................            98,305,330
   Class Y    ...............................................................................                   377
Capital shares authorized ...................................................................           300,000,000

                                              SEE NOTES TO FINANCIAL STATEMENTS.

UNITED MUNICIPAL HIGH INCOME FUND, INC.
STATEMENT OF OPERATIONS
FOR THE FISCAL YEAR ENDED SEPTEMBER 30, 1999
(IN THOUSANDS)

INVESTMENT INCOME
   Interest and amortization (Note 1B) ......................................................               $33,977
                                                                                                            -------
   Expenses (Note 2):
      Investment management fee .............................................................                 2,626
      Service fee - Class A .................................................................                 1,115
      Transfer agency and dividend disbursing - Class A .....................................                   481
      Distribution fee - Class A ............................................................                    78
      Accounting services fee ...............................................................                    60
      Custodian fees ........................................................................                    24
      Audit fees ............................................................................                    17
      Legal fees ............................................................................                     9
      Other .................................................................................                   169
                                                                                                            -------
        Total expenses ......................................................................                 4,579
                                                                                                            -------
           Net investment income ............................................................                29,398
                                                                                                            -------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
   (NOTES 1 AND 3)
   Realized net gain on investments .........................................................                   721
   Unrealized depreciation in value of
      investments during the period .........................................................               (37,310)
                                                                                                            -------
      Net loss on investments ...............................................................               (36,589)
                                                                                                            -------
        Net decrease in net assets resulting
           from operations ..................................................................               $(7,191)
                                                                                                            =======

                                              SEE NOTES TO FINANCIAL STATEMENTS.

UNITED MUNICIPAL HIGH INCOME FUND, INC.
STATEMENT OF CHANGES IN NET ASSETS
(DOLLARS IN THOUSANDS)


                                                                                          FOR THE FISCAL YEAR
                                                                                          ENDED SEPTEMBER 30,
                                                                               ---------------------------------------
                                                                                  1999                         1998
                                                                               --------------             ------------

INCREASE (DECREASE) IN NET ASSETS
   Operations:
      Net investment income ...........................................               $29,398              $ 28,519
      Realized net gain on investments ................................                   721                12,638
      Unrealized appreciation (depreciation)...........................               (37,310)                5,793
                                                                                     --------              --------
        Net increase (decrease) in net assets
           resulting from operations ..................................                (7,191)               46,950
                                                                                     --------              --------
   Distributions to shareholders (Note 1D):*
      From net investment income:
        Class A .......................................................               (29,398)              (28,519)
        Class Y** .....................................................                   ---                   ---
      From realized net gains on investment transactions:
        Class A .......................................................               (12,257)               (6,027)
        Class Y** .....................................................                   ---                   ---
      In excess of realized capital gains:
        Class A .......................................................                   (19)                  ---
        Class Y** .....................................................                   ---                   ---
                                                                                     --------              --------
                                                                                      (41,674)              (34,546)
   Capital share transactions:                                                       --------              --------
      Proceeds from sale of shares:
        Class A (12,671,972 and 11,013,539
           shares, respectively) ......................................                69,498                62,198
        Class Y (354 and 3,493 shares,
           respectively) ..............................................                     2                    20
      Proceeds from reinvestment of dividends..........................
        and/or capital gains distribution:
        Class A (6,355,577 and 4,977,786
           shares, respectively) ......................................                34,776                27,654
        Class Y (23 and 15 shares,
           respectively)** ............................................                   ---                   ---
      Payments for shares redeemed:
        Class A (12,422,841 and 9,576,509
           shares, respectively) ......................................               (67,739)              (53,817)
        Class Y (0 and 3,508 shares, respectively)..................                      ---                   (20)
                                                                                     --------              --------
           Net increase in net assets resulting........................
              from capital share transactions .........................                36,537                36,035
                                                                                     --------              --------
              Total increase (decrease) ...............................               (12,328)               48,439
NET ASSETS
   Beginning of period ................................................               522,195               473,756
                                                                                     --------              --------
   End of period ......................................................              $509,867               522,195
                                                                                     ========              ========
      Undistributed net investment income .............................                  $---                  $---
                                                                                         ====                  ====

 *See "Financial Highlights" on pages  - .
**Amounts not shown due to rounding.
                                              SEE NOTES TO FINANCIAL STATEMENTS.

UNITED MUNICIPAL HIGH INCOME FUND, INC.
FINANCIAL HIGHLIGHTS
CLASS A SHARES
FOR A SHARE OF CAPITAL STOCK OUTSTANDING
THROUGHOUT EACH PERIOD:


                                                                                FOR THE FISCAL YEAR ENDED
                                                                                   SEPTEMBER 30,
                                                                               ------------------------------------
                                                          1999         1998         1997         1996          1995
                                                       -------       ------       ------       ------        ------

Net asset value,
   beginning of
   period ..........................                     $5.69        $5.55        $5.31        $5.27         $5.12
                                                         -----        -----        -----        -----         -----
Income from investment
   operations:
   Net investment
      income........................                      0.31         0.32         0.34         0.34         0.35
   Net realized and
      unrealized gain
      (loss) on
      investments ..................                     (0.37)        0.21         0.25         0.04         0.17
                                                         -----        -----        -----        -----         -----
Total from investment
   operations ......................                     (0.06)        0.53         0.59         0.38         0.52
                                                         -----        -----        -----        -----         -----
Less distributions:
   Declared from net
      investment income ............                     (0.31)       (0.32)       (0.34)       (0.34)       (0.35)
   From capital gains ..............                     (0.13)       (0.07)       (0.01)       (0.00)       (0.00)
   In excess of capital
      gains* .......................                     (0.00)       (0.00)       (0.00)       (0.00)       (0.02)
                                                         -----        -----        -----        -----         -----
Total distributions.................                     (0.44)       (0.39)       (0.35)       (0.34)       (0.37)
                                                         -----        -----        -----        -----         -----
Net asset value, end
   of period .......................                     $5.19        $5.69        $5.55        $5.31         $5.27
                                                         =====        =====        =====        =====         =====
Total return** .....................                     -1.22%        9.88%       11.45%        7.40%        10.63%
Net assets, end
   of period (in
   millions)........................                      $510         $522         $474         $400          $383
Ratio of expenses to
   average net
   assets ..........................                      0.87%        0.82%        0.78%        0.81%         0.76%
Ratio of net investment
   income to average
   net assets ......................                      5.59%        5.72%        6.19%        6.41%         6.75%
Portfolio turnover
   rate ............................                     26.83%       35.16%       19.47%       26.91%        19.07%


  *Amount in 1999 not shown due to rounding.
 **Total return calculated without taking into account the sales load deducted on an initial purchase.

                                              SEE NOTES TO FINANCIAL STATEMENTS.

UNITED MUNICIPAL HIGH INCOME FUND, INC.
FINANCIAL HIGHLIGHTS
CLASS Y SHARES
FOR A SHARE OF CAPITAL STOCK OUTSTANDING
THROUGHOUT EACH PERIOD:


                                               FOR THE PERIOD                       FOR THE PERIOD
                                               FROM 12/30/98*                       FROM 7/1/98*
                                               TO 9/30/99                           TO 8/25/98
                                               -------------------                  -------------------

Net asset value,
   beginning of
   period ..........................                   $5.65                                 $5.64
                                                       -----                                 -----
Income from investment
   operations:
   Net investment
      income........................                    0.24                                  0.05
   Net realized and
      unrealized gain (loss)
      on investments ...............                   (0.33)                                 0.01
                                                       -----                                 -----
Total from investment
   operations ......................                   (0.09)                                 0.06
      ..............................                   -----                                 -----
Less distributions:
   Declared from net
      investment income ............                   (0.24)                                (0.05)
   From capital gains ..............                   (0.13)                                (0.00)
   In excess of capital
      gains** ......................                   (0.00)                                (0.00)
                                                       -----                                  -----
Total distributions                                    (0.37)                                (0.05)
                                                       -----                                 -----
Net asset value, end
   of period .......................                   $5.19                                 $5.65
                                                       =====                                 =====
Total return .......................                   -1.53%                                 1.07%
Net assets, end
   of period (000
   omitted).........................                      $2                                    $0
Ratio of expenses to
   average net
   assets ..........................                    0.80%***                              0.61%***
Ratio of net investment
   income to average
   net assets ......................                    5.68%***                              5.99%***
Portfolio turnover
   rate ............................                   26.83%****                            35.16%***


   *Class Y shares commenced operations on July 1, 1998 and continued operations until August 25, 1998 when all outstanding Class Y shares were redeemed at the ending net asset value shown in the table. Operations recommenced on December 30, 1998.
  **Amount in 1999 not shown due to rounding.
 ***Annualized.
****For the fiscal year ended September 30, 1999.

                                              SEE NOTES TO FINANCIAL STATEMENTS.

UNITED MUNICIPAL HIGH INCOME FUND, INC.
NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 1999

NOTE 1 -- SIGNIFICANT ACCOUNTING POLICIES

         United Municipal High Income Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. Its investment objective is to seek to provide a high level of income which is not subject to Federal income tax. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

A. Security valuation -- Municipal bonds and the taxable obligations in the Fund's investment portfolio are not listed or traded on any securities exchange. Therefore, municipal bonds are valued using a pricing system provided by a pricing service or dealer in bonds. Short-term debt securities, whether taxable or nontaxable, are valued at amortized cost, which approximates market.

B. Security transactions and related investment income -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Securities gains and losses are calculated on the identified cost basis. Original issue discount (as defined in the Internal Revenue Code) and premiums on the purchase of bonds are amortized for both financial and tax reporting purposes over the remaining lives of the bonds. Interest income is recorded on the accrual basis. See Note 3 -- Investment Security Transactions.

C. Federal income taxes -- The Fund intends to distribute all of its net investment income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Fund intends to pay distributions as required to avoid imposition of excise tax. Accordingly, provision has not been made for Federal income taxes. In addition, the Fund intends to meet requirements of the Internal Revenue Code which will permit it to pay dividends from net investment income, substantially all of which will be exempt from Federal income tax. See Note 4 -- Federal Income Tax Matters.

D. Dividends and distributions -- All of the Fund's net investment income is declared and recorded by the Fund as dividends payable on each day to shareholders of record as of the close of the preceding business day. Net investment income dividends and capital gains distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are due to differing treatments for items such as deferral of wash sales and post-October losses, net operating losses and expiring capital loss carryovers.

         The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 2 -- INVESTMENT MANAGEMENT AND PAYMENTS TO AFFILIATED PERSONS

         The Fund pays a fee for investment management services. The fee is computed daily based on the net asset value at the close of business. As of June 30, 1999, the fee is payable by the Fund at the annual rate of 0.525% of net assets up to $500 million, 0.50% of net assets over $500 million and up to $1 billion, 0.45% of net assets over $1 billion and up to $1.5 billion, and 0.40% of net assets over $1.5 billion. Prior to June 30, 1999, the fee consisted of two elements: (i) a "Specific" fee computed on net asset value as of the close of business each day at the annual rate of .10% of net assets and (ii) a "Group" fee computed each day on the combined net asset values of all of the funds in the United Group of mutual funds at annual rates of .51% of the first $750 million of combined net assets, .49% on that amount between $750 million and $1.5 billion, .47% between $1.5 billion and $2.25 billion,
 .45% between $2.25 billion and $3 billion, .43% between $3 billion and $3.75 billion, .40% between $3.75 billion and $7.5 billion, .38% between $7.5 billion and $12 billion, and .36% of that amount over $12 billion. The Fund accrues and pays the fee daily.

         Pursuant to assignment of the Investment Management Agreement between the Fund and Waddell & Reed, Inc. ("W&R"), Waddell & Reed Investment Management Company ("WRIMCO"), a wholly owned subsidiary of W&R, serves as the Fund's investment manager.

         The Fund has an Accounting Services Agreement with Waddell & Reed Services Company ("WARSCO"), a wholly owned subsidiary of W&R. Under the agreement, WARSCO acts as the agent in providing accounting services and assistance to the Fund and pricing daily the value of shares of the Fund. For these services, the Fund pays WARSCO a monthly fee of one-twelfth of the annual fee shown in the following table.

                             ACCOUNTING SERVICES FEE

                          Average
                       Net Asset Level                           Annual Fee
                  (all dollars in millions)                 Rate for Each Level
                  -------------------------                 -------------------

                    From $    0 to $   10                         $      0
                    From $   10 to $   25                         $ 10,000
                    From $   25 to $   50                         $ 20,000
                    From $   50 to $  100                         $ 30,000
                    From $  100 to $  200                         $ 40,000
                    From $  200 to $  350                         $ 50,000
                    From $  350 to $  550                         $ 60,000
                    From $  550 to $  750                         $ 70,000
                    From $  750 to $1,000                         $ 85,000
                       $1,000 and Over                            $100,000

         The Fund also pays WARSCO a monthly per account charge for transfer agency and dividend disbursement services of $1.3125 for each shareholder account which was in existence at any time during the prior month, plus $0.30 for each account on which a dividend or distribution of cash or shares was paid in that month. The Fund also reimburses W&R and WARSCO for certain out-of-pocket costs.

         As principal underwriter for the Fund's shares, W&R received gross sales commissions (which are not an expense of the Fund) of $1,439,099, out of which W&R paid sales commissions of $820,399 and all expenses in connection with the sale of Fund shares, except for registration fees and related expenses.

         Under a Distribution and Service Plan for Class A shares adopted by the Fund pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Fund may pay monthly a distribution and/or service fee to W&R in an amount not to exceed .25% of the Fund's Class A average annual net assets. The fee is to be paid to reimburse W&R for amounts it expends in connection with the distribution of the Class A shares and/or provision of personal services to Fund shareholders and/or maintenance of shareholder accounts.

         The Fund paid Directors' fees of $20,095, which are included in other expenses.

         W&R is a subsidiary of Waddell & Reed Financial, Inc., a holding company, and a direct subsidiary of Waddell & Reed Financial Services, Inc., a holding company.

NOTE 3 -- INVESTMENT SECURITY TRANSACTIONS

         Purchases of investment securities, other than U.S. Government and short-term securities, aggregated $144,206,857, while proceeds from maturities and sales aggregated $137,546,936. Purchases of short-term securities aggregated $463,351,846, while proceeds from maturities and sales aggregated $446,356,030. No U.S. Government securities were bought or sold during the period ended September 30, 1999.

         For Federal income tax purposes, cost of investments owned at September 30, 1999 was $503,242,234, resulting in net unrealized depreciation of $1,493,197, of which $14,858,737 related to appreciated securities and $16,351,934 related to depreciated securities.

NOTE 4 -- FEDERAL INCOME TAX MATTERS

         For Federal income tax purposes, the Fund realized capital gain net income of $720,801 during its fiscal year ended September 30, 1999, of which a portion was paid to shareholders during the period ended September 30, 1999. Remaining capital gain net income will be distributed to the Fund's shareholders.

NOTE 5 -- MULTICLASS OPERATIONS

         The Fund is authorized to offer four classes of shares, Class A, Class B, Class C and Class Y, each of which have equal rights as to assets and voting privileges. Only Class A and Class Y shares were issued during the six months ended September 30, 1999. Class Y shares are not subject to a sales charge on purchases, are not subject to a Rule 12b-1 Distribution and Service Plan and are subject to a separate transfer agency and dividend disbursement services fee structure. A comprehensive discussion of the terms under which shares of either class are offered is contained in the Prospectus and the Statement of Additional Information for the Fund.

         Income, non-class specific expenses, and realized and unrealized gains and losses are allocated daily to each class of shares based on the value of their relative net assets as of the beginning of each day adjusted for the prior day's capital share activity.

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders,
United Municipal High Income Fund, Inc.:


We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of United Municipal High Income Fund, Inc. (the "Fund") as of September 30, 1999, and the related statement of operations for the fiscal year then ended, the statements of changes in net assets for each of the two fiscal years in the period then ended, and the financial highlights for each of the five fiscal years in the period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 1999, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of United Municipal High Income Fund, Inc. as of September 30, 1999, the results of its operations for the fiscal year then ended, the changes in its net assets for each of the two fiscal years in the period then ended, and the financial highlights for each of the five fiscal years in the period then ended in conformity with generally accepted accounting principles.

/s/ Deloitte & Touche LLP
-------------------------
Deloitte & Touche LLP
Kansas City, Missouri
November 5, 1999

                             REGISTRATION STATEMENT

                                     PART C

                                OTHER INFORMATION

23.      Exhibits: United Municipal High Income Fund, Inc.
         ---------

         (a) Articles of Incorporation, as amended, filed by EDGAR on December 1, 1995 as EX-99.B1-charter to Post-Effective Amendment No. 17 to the Registration Statement on Form N-1A*

                  Articles Supplementary filed by EDGAR on December 1, 1995 as EX-99.B1-mhartsup to Post-Effective Amendment No. 17 to the Registration Statement on Form N-1A*

                  Articles Supplementary filed by EDGAR on July 2, 1999 as EX-99.B(a)mhsuppbc to Post-Effective Amendment No. 22 to the Registration Statement on Form N-1A*

                  Articles Supplementary attached hereto as EX-99.B(a)mhartsup

         (b) Bylaws, as amended, filed by EDGAR on December 27, 1996 as EX-99.B2-mhbylaw to Post-Effective Amendment No. 18 to the Registration Statement on Form N-1A*

                  Amendment to Bylaws filed by EDGAR on July 2, 1999 as EX-99.B(b)mhbylaw2 to Post-Effective Amendment No. 22 to the Registration Statement on Form N-1A*

         (c)      Not applicable

         (d) Investment Management Agreement filed by EDGAR on December 1, 1995 as EX-99.B5-mhima to Post-Effective Amendment No. 17 to the Registration Statement on Form N-1A*

                  Fee schedule (Exhibit A) to the Investment Management Agreement, as amended, filed by EDGAR on July 2, 1999 as EX-99.B(d)mhimafee to Post-Effective Amendment No. 22 to the Registration Statement on Form N-1A*

                  Assignment of the Investment Management Agreement filed by EDGAR on December 1, 1995 as EX-99.B5-mhassign to Post-Effective Amendment No. 17 to the Registration Statement on Form N-1A*

         (e) Underwriting Agreement filed by EDGAR on December 1, 1995 as EX-99.B6-mhua to Post-Effective Amendment No. 17 to the Registration Statement on Form N-1A*

         (f)      Not applicable

         (g) Custodian Agreement, as amended, filed by EDGAR on December 29, 1999 as EX-99.B(g)mhca to Post-Effective Amendment No. 23 to the Registration Statement on Form N-1A*

         (h) Shareholder Servicing Agreement filed by EDGAR on December 1, 1998 as EX-99.B9-mhssa to Post-Effective Amendment No. 21 to the Registration Statement on Form N-1A*

                  Compensation table (Exhibit B) to the Shareholder Servicing Agreement, as amended, filed by EDGAR on July 2, 1999 as EX-99.B(h)mhssacom to Post-Effective Amendment No. 22 to the Registration Statement on Form N-1A*

                  Fund Class A Application, as amended, filed by EDGAR on May 30, 1997 as EX-99.B9-mhappca to Post-Effective Amendment No. 19 to the Registration Statement on Form N-1A*

                  Fund Class Y Application filed by EDGAR on December 1, 1995 as EX-99.B9-mhappcy to Post-Effective Amendment No. 17 to the Registration Statement on Form N-1A*

                  Fund NAV Application filed by EDGAR on December 1, 1995 as EX-99.B9-mhnavapp to Post-Effective Amendment No. 17 to the Registration Statement on Form N-1A*

                  Accounting Services Agreement filed by EDGAR on December 1, 1995 as EX-99.B9-mhasa to Post-Effective Amendment No. 17 to the Registration Statement on Form N-1A*

                  Service Agreement filed by EDGAR on electronic format on July 30, 1993 as Exhibit (b)(15) to Post-Effective Amendment No. 14 to the Registration Statement on Form N-1A*

                  Amendment to Service Agreement filed by EDGAR on December 1, 1995 as EX-99.B9-mhsaa to Post-Effective Amendment No. 17 to the Registration Statement on Form N-1A*

                  Class Y letter of understanding filed by EDGAR on December 27, 1996 as EX-99.B9-mhlou to Post-Effective Amendment No. 18 to the Registration Statement on Form N-1A*

                  Fidelity Bond Coverage (Exhibit C) to the Shareholder Servicing Agreement, as amended, filed by EDGAR on December 29, 1999 as EX-99.B(h)mhssafid to Post-Effective Amendment No. 23 to the Registration Statement on Form N-1A*

                  Fund Application (Non-Retirement Plan) attached hereto as EX-99.B(h)mhappnon

                  Fund Application (Institutional) attached hereto as EX-99.B(h)mhappnav

                  Fund Application (Legend Non-Retirement) attached hereto as EX-99.B(h)mhapplegnon

         (i) Opinion and Consent of Counsel attached hereto as EX-99.B(i)mhlegopn

         (j) Consent of Deloitte & Touche LLP, Independent Accountants, attached hereto as EX-99.B(j)mhconsnt

         (k)      Not applicable

         (l)      Not applicable

         (m) Service Plan filed by EDGAR on December 1, 1995 as EX-99.B15-mhspca to Post-Effective Amendment No. 17 to the Registration Statement on Form N-1A*

                  Distribution and Service Plan for Class A shares filed by EDGAR on December 29, 1997 as EX-99.B15-mhdsp to Post-Effective Amendment No. 20 to the Registration Statement on Form N-1A*

                  Distribution and Service Plan for Class B shares filed by EDGAR on July 2, 1999 as EX-99.B(m)mhdspb to Post-Effective Amendment No. 22 to the Registration Statement on Form N-1A*

                  Distribution and Service Plan for Class C shares filed by EDGAR on July 2, 1999 as EX-99.B(m)mhdspc to Post-Effective Amendment No. 22 to the Registration Statement on Form N-1A*

         (n)      Not applicable

         (o) Multiple Class Plan, as amended, attached hereto as EX-99.B(o)mhmcp

         (p)      Code of Ethics attached hereto as EX-99.B(p)mhcode

24.      Persons Controlled by or under common control with Registrant
         -------------------------------------------------------------

         None

25.      Indemnification
         ---------------

         Reference is made to Section (7)(c) of Article SEVENTH of the Articles of Incorporation of Registrant filed by EDGAR on December 1, 1998 as EX-99.B1-charter to Post-Effective Amendment No. 21 to the Registration Statement on Form N-1A*, and to Article IV of the Underwriting Agreement filed by EDGAR on December 1, 1995 as EX-99.B6-mhua to Post-Effective Amendment No. 17 to the Registration Statement on Form N-1A*, both of which provide indemnification. Also refer to Section 2-418 of the Maryland General Corporation Law regarding indemnification of directors, officers, employees and agents.

         Registrant undertakes to carry out all indemnification provisions of its Articles of Incorporation, Bylaws, and the above-described contracts in accordance with the Investment Company Act Release No. 11330 (September 4, 1980) and successor releases.

         Insofar as indemnification for liability arising under the 1933 Act, as amended, may be provided to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment of the Registrant of expenses incurred or paid by a director, officer of controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer, or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

26.      Business and Other Connections of Investment Manager
         ----------------------------------------------------

         Waddell & Reed Investment Management Company is the investment manager of the Registrant. Under the terms of an Investment Management Agreement between Waddell & Reed, Inc. and the Registrant, Waddell & Reed, Inc. is to provide investment management services to the Registrant. Waddell & Reed, Inc. assigned its investment management duties under this agreement to Waddell & Reed Investment Management Company on January 8, 1992. Waddell & Reed Investment Management Company is not engaged in any business other than the provision of investment management services to those registered investment companies described in Part A and Part B of this Post-Effective Amendment and to other investment advisory clients.

         Each director and executive officer of Waddell & Reed Investment Management Company has had as his sole business, profession, vocation or employment during the past two years only his duties as an executive officer and/or employee of Waddell & Reed Investment Management Company or its predecessors, except as to persons who are directors and/or officers of the Registrant and have served in the capacities shown in the Statement of Additional Information of the Registrant. The address of the officers is 6300 Lamar Avenue, P.O. Box 29217, Shawnee Mission, Kansas 66201-9217.

         As to each director and officer of Waddell & Reed Investment Management Company, reference is made to the Prospectus and SAI of this Registrant.

27.      Principal Underwriter
         ---------------------

         (a) Waddell & Reed, Inc. is the principal underwriter of the Registrant. It is also the principal underwriter to the following investment companies:

                  United Funds, Inc.
                  United International Growth Fund, Inc.
                  United Continental Income Fund, Inc.
                  United Vanguard Fund, Inc.
                  United Retirement Shares, Inc.
                  United Municipal Bond Fund, Inc.
                  United High Income Fund, Inc.
                  United Cash Management, Inc.
                  United Government Securities Fund, Inc.
                  United New Concepts Fund, Inc.
                  United High Income Fund II, Inc.
                  United Asset Strategy Fund, Inc.

                  United Small Cap Fund, Inc.
                  United Tax-Managed Equity Fund, Inc.
                  Waddell & Reed Funds, Inc.
                  Advantage I
                  Advantage II
                  Advantage Plus
                  Advantage Gold

         (b) The information contained in the underwriter's application on Form BD as filed on June 16, 2000 SEC No. 8-27030, under the Securities Exchange Act of 1934, is herein incorporated by reference.

         (c) No compensation was paid by the Registrant to any principal underwriter who is not an affiliated person of the Registrant or any affiliated person of such affiliated person.

28.      Location of Accounts and Records
         --------------------------------

         The accounts, books and other documents required to be maintained by Registrant pursuant to Section 31(a) of the Investment Company Act and rules promulgated thereunder are under the possession of Mr. Robert L. Hechler and Ms. Kristen A. Richards, as officers of the Registrant, each of whose business address is Post Office Box 29217, Shawnee Mission, Kansas 66201-9217.

29.      Management Services
         -------------------

         There is no service contract other than as discussed in Part A and B of this Post-Effective Amendment and as listed in response to Items 23.(h) and 23.(m) hereof.

30.      Undertakings
         ------------
         Not applicable


         ---------------------------------
         *Incorporated herein by reference

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, That each of the undersigned, UNITED ASSET STRATEGY FUND, INC., UNITED CASH MANAGEMENT, INC., UNITED CONTINENTAL INCOME FUND, INC., UNITED FUNDS, INC., UNITED GOVERNMENT SECURITIES FUND, INC., UNITED HIGH INCOME FUND, INC., UNITED HIGH INCOME FUND II, INC., UNITED INTERNATIONAL GROWTH FUND, INC., UNITED MUNICIPAL BOND FUND, INC., UNITED MUNICIPAL HIGH INCOME FUND, INC., UNITED NEW CONCEPTS FUND, INC., UNITED RETIREMENT SHARES, INC., UNITED SMALL CAP FUND, INC., UNITED TAX-MANAGED EQUITY FUND, INC., UNITED VANGUARD FUND, INC., TARGET/UNITED FUNDS, INC. AND WADDELL & REED FUNDS, INC. (each hereinafter called the "Corporation"), and certain directors and officers for the Corporation, do hereby constitute and appoint KEITH A. TUCKER, ROBERT L. HECHLER, DANIEL C. SCHULTE and KRISTEN A. RICHARDS, and each of them individually, their true and lawful attorneys and agents to take any and all action and execute any and all instruments which said attorneys and agents may deem necessary or advisable to enable each Corporation to comply with the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, and any rules, regulations, orders or other requirements of the United States Securities and Exchange Commission thereunder, in connection with the registration under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, including specifically, but without limitation of the foregoing, power and authority to sign the names of each of such directors and officers in his/her behalf as such director or officer as indicated below opposite his/her signature hereto, to any Registration Statement and to any amendment or supplement to the Registration Statement filed with the Securities and Exchange Commission under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, and to any instruments or documents filed or to be filed as a part of or in connection with such Registration Statement or amendment or supplement thereto; and each of the undersigned hereby ratifies and confirms all that said attorneys and agents shall do or cause to be done by virtue hereof.

Date:  February 9, 2000                           /s/Robert L. Hechler
                                                  --------------------------
                                                  Robert L. Hechler, President


/s/Keith A. Tucker            Chairman of the Board          February 9, 2000
-------------------                                          -----------------
Keith A. Tucker


/s/Robert L. Hechler          President, Principal           February 9, 2000
--------------------          Financial Officer and          -----------------
Robert L. Hechler             Director


/s/Henry J. Herrmann          Vice President and             February 9, 2000
--------------------          Director                       -----------------
Henry J. Herrmann

/s/Theodore W. Howard         Vice President, Treasurer      February 9, 2000
--------------------          and Principal Accounting       -----------------
Theodore W. Howard            Officer


/s/James M. Concannon         Director                       February 9, 2000
--------------------                                         -----------------
James M. Concannon


/s/John A. Dillingham         Director                       February 9, 2000
--------------------                                         -----------------
John A. Dillingham


/s/David P. Gardner           Director                       February 9, 2000
-------------------                                          -----------------
David P. Gardner


/s/Linda K. Graves            Director                       February 9, 2000
--------------------                                         -----------------
Linda K. Graves


/s/Joseph Harroz, Jr.         Director                       February 9, 2000
--------------------                                         -----------------
Joseph Harroz, Jr.


/s/John F. Hayes              Director                       February 9, 2000
--------------------                                         -----------------
John F. Hayes


/s/Glendon E. Johnson         Director                       February 9, 2000
--------------------                                         -----------------
Glendon E. Johnson


/s/William T. Morgan          Director                       February 9, 2000
--------------------                                         -----------------
William T. Morgan

/s/Ronald C. Reimer           Director                       February 9, 2000
--------------------                                         -----------------
Ronald C. Reimer


/s/Frank J. Ross, Jr.         Director                       February 9, 2000
--------------------                                         -----------------
Frank J. Ross, Jr.


/s/Eleanor B. Schwartz        Director                       February 9, 2000
--------------------                                         -----------------
Eleanor B. Schwartz


/s/Frederick Vogel III        Director                       February 9, 2000
--------------------                                         -----------------
Frederick Vogel III



Attest:

/s/Kristen A. Richards
------------------------------
Kristen A. Richards
Secretary

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment pursuant to Rule 485(b) of the Securities Act of 1933 and has duly caused this Post-Effective Amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Overland Park, and State of Kansas, on the 30th day of June 2000.


                     UNITED MUNICIPAL HIGH INCOME FUND, INC.

                                  (Registrant)

                            By /s/ Robert L. Hechler*
                            ------------------------
                          Robert L. Hechler, President

         Pursuant to the requirements of the Securities Act of 1933, and/or the Investment Company Act of 1940, this Post-Effective Amendment has been signed below by the following persons in the capacities and on the date indicated.

         Signatures            Title
         ----------            -----

/s/Keith A. Tucker*            Chairman of the Board         June 30, 2000
----------------------                                       ----------------
Keith A. Tucker


/s/Robert L. Hechler*          President, Principal          June 30, 2000
----------------------         Financial Officer and         ----------------
Robert L. Hechler              Director


/s/Henry J. Herrmann*          Vice President and            June 30, 2000
----------------------         Director                      ----------------
Henry J. Herrmann


/s/Theodore W. Howard*         Vice President, Treasurer     June 30, 2000
----------------------         and Principal Accounting      ----------------
Theodore W. Howard             Officer


/s/James M. Concannon*         Director                      June 30, 2000
------------------                                           ----------------
James M. Concannon

/s/John A. Dillingham*         Director                      June 30, 2000
------------------                                           ----------------
John A. Dillingham


/s/David P. Gardner*           Director                      June 30, 2000
------------------                                           ----------------
David P. Gardner


/s/Linda K. Graves*            Director                      June 30, 2000
------------------                                           ----------------
Linda K. Graves


/s/Joseph Harroz, Jr.*         Director                      June 30, 2000
------------------                                           ----------------
Joseph Harroz, Jr.


/s/John F. Hayes*              Director                      June 30, 2000
-------------------                                          ----------------
John F. Hayes


/s/Glendon E. Johnson*         Director                      June 30, 2000
-------------------                                          ----------------
Glendon E. Johnson


/s/William T. Morgan*          Director                      June 30, 2000
-------------------                                          ----------------
William T. Morgan


/s/Ronald C. Reimer*           Director                      June 30, 2000
------------------                                           ----------------
Ronald C. Reimer


/s/Frank J. Ross, Jr.*         Director                      June 30, 2000
------------------                                           ----------------
Frank J. Ross, Jr.


/s/Eleanor B Schwartz*         Director                      June 30, 2000
-------------------                                          ----------------
Eleanor B. Schwartz


/s/Frederick Vogel III*        Director                      June 30, 2000
-------------------                                          ----------------
Frederick Vogel III

*By /s/Kristen A. Richards
--------------------------
    Kristen A. Richards
    Attorney-in-Fact

ATTEST:/s/Daniel C. Schulte
---------------------------
   Daniel C. Schulte
   Assistant Secretary